Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

July 31, 2014

between

SINCLAIR TELEVISION GROUP, INC.

The GUARANTORS Party Hereto

The LENDERS Party Hereto

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

RBC CAPITAL MARKETS, LLC(1),
as Lead Arranger and Lead Bookrunner

J.P. MORGAN SECURITIES LLC, WELLS FARGO SECURITIES, LLC and
DEUTSCHE BANK SECURITIES INC.,
as Joint Lead Arrangers and Joint Bookrunners

SUNTRUST ROBINSON HUMPHREY, INC. and THE BANK OF TOKYO-MITSUBISHI-UFJ, LTD.,

as Co-Senior Arrangers

BANK OF AMERICA, NA.,
as Co-Arranger

ROYAL BANK OF CANADA,
as Syndication Agent

WELLS FARGO BANK, NATIONAL ASSOCIATION, SUNTRUST BANK and
DEUTSCHE BANK SECURITIES INC.,
as Co-Documentation Agents

(1)                                 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

i

SCHEDULE 1.01(a)	-	Revolving Commitments
SCHEDULE 1.01(b)	-	Term Loan Commitments
SCHEDULE 1.01(c)	-	Contract Stations
SCHEDULE 1.01(d)	-	Non-Television Entity Notes
SCHEDULE 1.01(e)	-	Owned Stations
SCHEDULE 2.04(a)	-	Existing Letters of Credit
SCHEDULE 4.01	-	Organization; Powers
SCHEDULE 4.06(a)	-	Litigation
SCHEDULE 4.06(b)	-	Environmental Matters
SCHEDULE 4.13(b)	-	Existing Liens
SCHEDULE 4.14(a)	-	Subsidiaries
SCHEDULE 4.14(b)	-	Existing Investments
SCHEDULE 4.15	-	Broadcast Licenses
SCHEDULE 4.17	-	Filing Offices
SCHEDULE 7.01(b)	-	Existing Indebtedness
SCHEDULE 7.05	-	Dispositions
SCHEDULE 7.08(c)	-	Certain Holding Company Investments
SCHEDULE 7.10	-	Restrictive Agreements

EXHIBIT A	-	[Reserved]
EXHIBIT B-1	-	Form of Borrower Subsidiary Joinder Agreement
EXHIBIT B-2	-	Form of SBG Subsidiary Joinder Agreement
EXHIBIT C	-	Form of Assignment and Assumption
EXHIBIT D	-	[Reserved]
EXHIBIT E	-	[Reserved]
EXHIBIT F	-	[Reserved]
EXHIBIT G-1	-	Form of Term Loan Lender Addendum
EXHIBIT G-2	-	Form of Revolving Lender Addendum
EXHIBIT H	-	Form of Election Notice

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 31, 2014 among SINCLAIR TELEVISION GROUP, INC., a Maryland corporation (the “Borrower”), the GUARANTORS party hereto, the LENDERS party hereto, ROYAL BANK OF CANADA, as syndication agent (the “Syndication Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, SUNTRUST BANK, and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (the “Co-Documentation Agents”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, Sinclair Broadcast Group, Inc., a Maryland corporation (the “Holding Company”) and the Subsidiary Guarantors are parties to the Fifth Amended and Restated Credit Agreement dated as of April 9, 2013 (as heretofore modified and supplemented and in effect on the Sixth Restatement Effective Date, the “Existing Credit Agreement”) with several banks and other financial institutions or entities parties as lenders thereto and JPMorgan Chase Bank, N.A., as administrative agent.

WHEREAS, the Borrower has requested that (a) the Existing Credit Agreement be amended and restated as set forth herein, (b) Tranche A Term Loans, Delayed Draw Tranche A Term Loans and Delayed Draw Tranche A Term Loan Commitments be converted into Revolving Commitments in a principal amount of $327,718,750 and (c) by notice to the Administrative Agent dated as of July 28, 2014 delivered pursuant to Section 2.01(c) of the Existing Credit Agreement, additional Tranche B-1 Term Loans be obtained in an aggregate principal amount of $400,000,000 (the “Incremental Tranche B-1 Term Loans”).

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Existing Credit Agreement in certain respects and to restate the Existing Credit Agreement as so amended as provided in this Agreement (and, in that connection, certain lenders not currently party to the Existing Credit Agreement shall become a party as lenders hereunder), effective upon the satisfaction of certain conditions precedent set forth in Section 5.01.

WHEREAS, each financial institution identified on a Revolving Lender Addendum hereto as a “Converting Tranche A Term Loan Lender” (collectively, the “Converting Tranche A Term Loan Lenders”) has agreed severally, on the terms and conditions set forth herein, to provide the Increased Revolving Commitments (as defined below).

WHEREAS, each financial institution identified on a Term Loan Lender Addendum hereto as an “Incremental Tranche B-1 Term Loan Lender” (collectively, the “Incremental Tranche B-1 Term Loan Lenders”) has agreed severally, on the terms and conditions set forth herein, to provide a portion of the Incremental Tranche B-1 Term Loans and to become, if not already, a Lender for all purposes under the Credit Agreement.

Accordingly, the parties hereto agree that on the Sixth Restatement Effective Date (as defined below) the Existing Credit Agreement shall be amended and restated as follows:

DEFINITIONS

SECTION 1.01                                      Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“5.375% Senior Unsecured Notes” means each series of 5.375% Senior Unsecured Notes due 2021 evidenced or provided by the 5.375% Senior Unsecured Note Indenture (including the Guarantees of such Indebtedness provided by any Subsidiary Guarantor thereunder) in an aggregate principal amount of $600,000,000 outstanding as of Sixth Restatement Effective Date.

“5.375% Senior Unsecured Note Indenture” means the Indenture dated as of April 2, 2013 among Sinclair Television Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 5.375% Senior Unsecured Notes, as amended or supplemented from time to time.

“5.375% Senior Unsecured Notes Transactions” means the issuance by the Borrower of the 5.375% Senior Unsecured Notes.

“5.625% Senior Unsecured Notes” means each series of 5.625% Senior Unsecured Notes due 2024 evidenced or provided by the 5.625% Senior Unsecured Note Indenture (including the Guarantees of such Indebtedness provided by any Subsidiary Guarantor thereunder) in an aggregate principal amount of $550,000,000 outstanding as of Sixth Restatement Effective Date.

“5.625% Senior Unsecured Note Indenture” means the Indenture dated as of July 23, 2014 among Sinclair Television Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 5.625% Senior Unsecured Notes, as amended or supplemented from time to time.

“6.125% Senior Unsecured Notes” means each series of 6.125% Senior Unsecured Notes due 2022 evidenced or provided by the 6.125% Senior Unsecured Note Indenture (including the Guarantees of such Indebtedness provided by any Subsidiary Guarantor thereunder) in an aggregate principal amount of $500,000,000 outstanding as of Sixth Restatement Effective Date.

“6.125% Senior Unsecured Note Indenture” means the Indenture dated as of October 12, 2012 among Sinclair Television Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 6.125% Senior Unsecured Notes, as amended or supplemented from time to time.

“6.375% Senior Unsecured Notes” means each series of 6.375% Senior Unsecured Notes due 2021 evidenced or provided by the 6.375% Senior Unsecured Note Indenture (including the Guarantees of such Indebtedness provided by any Subsidiary Guarantor thereunder) in an aggregate principal amount of $350,000,000 outstanding as of the Sixth Restatement Effective Date.

“6.375% Senior Unsecured Note Indenture” means the Indenture dated as of October 11, 2013 among Sinclair Television Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 6.375% Senior Unsecured Notes, as amended or supplemented from time to time.

“8.375% Senior Unsecured Notes” means each series of 8.375% Senior Unsecured Notes due 2018 evidenced or provided by the 8.375% Senior Unsecured Note Indenture (including the senior subordinated notes issued by the Borrower from time to time thereunder and the Guarantees of such Indebtedness provided by any Subsidiary Guarantor thereunder) in an aggregate principal amount of $237,530,000 outstanding as of Sixth Restatement Effective Date.

“8.375% Senior Unsecured Note Indenture” means the Indenture dated as of October 4, 2010 among Sinclair Television Group, Inc., the guarantors party thereto and U.S. Bank National

Association, as trustee, relating to the 8.375% Senior Unsecured Notes, as amended or supplemented from time to time.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Payment Percentage” has the meaning assigned to such term in Section 2.21(c).

“Acquisition” means (a) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of substantially all of the assets (including Broadcast Licenses) of (i) a television or radio station in the United States in a single transaction (i.e., not by means of the acquisition of an option for such assets and the subsequent exercise of such option) or (ii) any business engaged in an activity permitted under Section 7.06, (b)(i) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of (x) substantially all of the assets (other than Broadcast Licenses and other property required pursuant to the rules and regulations of the FCC to be sold in connection with the transfer of such Broadcast Licenses) of a television or radio station in the United States and (y) an option to acquire the Broadcast Licenses and such other assets of such television or radio station and (ii) the entering into by the Borrower or any of its Subsidiaries of an agreement contemplated by the definition of “Program Services Agreement” in this Section with respect to such station, (c) the consummation of the acquisition of assets by the Borrower or any of its Subsidiaries pursuant to the exercise of an option referred to in the preceding clause (b)(i)(y), together with the termination of the related Program Services Agreement referred to in the preceding clause (b)(ii), and (d) the acquisition of assets or Capital Stock of any Person pursuant to an exchange permitted by Section 7.05(c).  As used in this definition, the acquisition of assets shall be deemed to include reference to the acquisition of the voting Capital Stock of the Person that owns such assets and references to the acquisition and exercise of an option to acquire assets shall be deemed to include the acquisition and exercise of the option to acquire voting Capital Stock of the Person that owns such assets.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries and the Borrower and its Subsidiaries shall not be deemed to be Affiliates of each other.

“Aggregate Consideration” means, in connection with any Acquisition or TV/Radio Acquisition, the aggregate consideration, in whatever form (including cash payments, the principal amount of promissory notes and Indebtedness assumed, the aggregate amounts payable to acquire, extend and exercise any option, the aggregate amount payable under non-competition agreements and management agreements, and the fair market value of other property delivered) paid, delivered or assumed by the Borrower and its Subsidiaries for such Acquisition or TV/Radio Acquisition.

“Allbritton Acquisition” means the acquisition by the Borrower or any of its Subsidiaries of the equity interests of Perpetual Corporation and equity interests of Charleston Television, LLC, both of which are owned and controlled by the Allbritton family.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) the Adjusted LIBO Rate for a one month Interest Period (but without regard to the proviso in the definition of “Adjusted LIBO Rate”) (the “Relevant Adjusted LIBO Rate”) on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that, for the avoidance of doubt, the Relevant Adjusted LIBO Rate for any day shall be based on the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. London time on such day; provided, further, that, for purposes of ABR Loans that are Tranche B Term Loans, the Alternate Base Rate shall in no event at any time be less than 1.75% per annum.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Relevant Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Relevant Adjusted LIBO Rate, respectively.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Letter of Credit Fee Rate” means, for any day, the Applicable Margin for Revolving Eurodollar Loans of Revolving Lenders.

“Applicable Margin” means, for any day, (a) with respect to Revolving Loans, (i) with respect to ABR Loans, 1.25% and (ii) with respect to Eurodollar Loans, 2.25%; (b) with respect to Tranche A Term Loans, (i) with respect to ABR Loans, 1.25% and (ii) with respect to Eurodollar Loans, 2.25%; (c) with respect to Tranche B Term Loans, (i) with respect to ABR Loans, 1.25% and (ii) with respect to Eurodollar Loans, 2.25%; (d) with respect to Incremental Tranche B-1 Term Loans, (i) with respect to ABR Loans, 1.75% and (ii) with respect to Eurodollar Loans, 2.75%; provided that for this clause (d), if the First Lien Indebtedness Ratio as of the end of any fiscal quarter of the Borrower’s fiscal year ending after the Sixth Restatement Effective Date shall be less than 1.75 to 1.00 (and the Borrower shall have delivered its consolidated financial statement with respect to such fiscal quarter pursuant to Section 6.01(a) or (b) and the related certificate of a Financial Officer pursuant to Section 6.01(c)), the Applicable Margin with respect to Incremental Tranche B-1 Term Loans shall be (x) with respect to ABR Loans, 1.50% and (y) with respect to Eurodollar Loans, 2.50%; and (e) with respect to Incremental Loans of any Series (other than Incremental Tranche B-1 Term Loans), the rate per annum for such Incremental Loan (and with respect to each Type of Loan) agreed to by the Borrower and the respective Incremental Lender in the related Incremental Loan Amendment.

“Applicable Percentage” means (a) with respect to any Revolving Lender for purposes of Section 2.01(d) or 2.04 or in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the Swing Line Lender or the Issuing Lender under this Agreement, the percentage of the total Revolving Commitments represented by such Revolving Lender’s Revolving Commitment, and (b) with respect to any Lender in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the Administrative Agent under this Agreement, the percentage of the total Commitments or Loans of each of the Classes hereunder represented by the aggregate amount of such Lender’s Commitments or Loans of each of the Classes hereunder.  If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

“Applicable Revolving Commitment Fee Rate” means, for any day, at any time from and after the Sixth Restatement Effective Date, 0.75%, provided that if the Total Indebtedness Ratio as of the end of any fiscal quarter of the Borrower’s fiscal year ending after the Sixth Restatement Effective Date shall be less than 5.00 to 1.00 (and the Borrower shall have delivered its consolidated financial statements with respect to such fiscal quarter pursuant to Section 6.01(a) or (b) and the related certificate of a Financial Officer pursuant to Section 6.01(c)), the Applicable Revolving Commitment Fee Rate shall be 0.50% effective for the period from and including the date three Business Days after the receipt by the Administrative Agent of such financial statements (and such certificate) to but excluding the third Business Day after receipt by the Administrative Agent of such financial statements for the next succeeding fiscal quarter or fiscal year, as applicable; provided that, notwithstanding the foregoing, Applicable Revolving Commitment Fee Rate shall be 0.75% (i) at any time an Event of Default shall have occurred and be continuing or (ii) if the Borrower shall fail to provide such financial statements and/or such certificate for any fiscal quarter or fiscal year within the time period required under Section 6.01(a) or (b).

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit C or any other form approved by the Administrative Agent.

“Attributable Debt” in respect of a Sale and Leaseback Transaction means, at the time of determination, the lesser of (a) present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended, or (b) six times the annual operating lease expense.  Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.  Any present value determinations of Specified SLB Attributable Debt shall be decreased based upon the applicable present value amortization schedule.

“Available Amount” means, at any date, an amount equal to the Borrower’s Cumulative EBITDA less 1.4 times the Borrower’s Cumulative Consolidated Interest Expense.

“Average Life to Maturity” means, as at any day with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from such day to the date or dates of each successive principal or redemption payment of such Indebtedness multiplied by (ii) the amount of each such principal or redemption payment by (b) the sum of all such principal or redemption payments.  The Average Life to Maturity of commitment reductions shall be determined in like manner as if the relevant commitments were at all times fully drawn.

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.

“Barrington Acquisition” means the acquisition of certain assets of Barrington Broadcasting LLC pursuant to that certain Asset Purchase Agreement dated as of February 28, 2013, including the sale of WSYT, Syracuse, NY and WYZZ, Peoria, IL and any Program Services Agreement entered into in connection with the Acquisition.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” has the meaning assigned to such term in the introductory paragraph hereto.

“Borrower Subsidiary Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit B-1 (or other instrument satisfactory to the Administrative Agent) by a Subsidiary of the Borrower that, pursuant to the Collateral and Guarantee Requirement, is required to become a “Subsidiary Guarantor” hereunder and an “Obligor” under the Security Agreement.

“Borrowing” means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Broadcast Cash Flow” means, for any period, the sum of EBITDA plus Corporate Expense for such period; provided that, for the purposes of the definition of “Unrestricted Subsidiary”, Broadcast Cash Flow shall refer to EBITDA and Corporate Expense as if each reference therein to Borrower and its Subsidiaries included Unrestricted Subsidiaries.

“Broadcast Licenses” means (a) the licenses, permits, authorizations or certificates to construct, own or operate the Stations granted by the FCC, and all extensions, additions and renewals thereto or thereof, and (b) the licenses, permits, authorizations or certificates which are necessary to construct, own or operate the Stations granted by administrative law courts or any state, county, city, town, village or other local Governmental Authority, and all extensions, additions and renewals thereto or thereof.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP, but excluding any such expenditures made as part of any Acquisition.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation and any and all equivalent ownership interests in a Person (other than a corporation).

“Cash Management Obligations” means, with respect to any Person, all obligations and liabilities of such Person, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any agreement providing for treasury, depositary, purchasing card or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions.

“CERCLA” has the meaning assigned to such term in Section 4.06(b).

“CERCLIS” has the meaning assigned to such term in Section 4.06(b).

“Change in Law” means (a) the adoption of any law, rule or regulation after the date hereof, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender’s or the Issuing Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.  Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swing Line Loans, Tranche A Term Loans (or, more specifically, Fifth Restatement Effective Date Tranche A Term Loans or Delayed Draw Tranche A Term Loans), Tranche B Term Loans or Incremental Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, a Tranche A Term Loan Commitment (or, more specifically, a Fifth Restatement Effective Date Tranche A Term Loan Commitment or a Delayed Draw Tranche A Term Loan Commitment), a Tranche B Term Loan Commitment or an Incremental Tranche B-1 Term Loan Commitment; provided, that Delayed Draw Tranche A Term Loans and Tranche A Term Loans shall be treated as a single Class upon the making of Delayed Draw Tranche A Term Loans.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all the “Collateral” as defined in any Security Document.

“Collateral Account” has the meaning assigned to such term in the Security Agreement.

“Collateral and Guarantee Requirement” means the requirement that, to the extent not already accomplished in connection with the completion of the Fifth Restatement Effective Date Collateral Requirement:

(a)                                 in the case of any Person that becomes a Subsidiary of the Borrower (including each Designated SBG Subsidiary) after the Fifth Restatement Effective Date, within the time period set forth in Section 6.11(a)(ii), the Administrative Agent shall have received (i) a Borrower Subsidiary Joinder Agreement or an SBG Subsidiary Joinder Agreement, as applicable, in the form specified herein (or otherwise acceptable to the Administrative Agent), duly executed and delivered on behalf of such Subsidiary, pursuant to which such Subsidiary shall become a “Subsidiary Guarantor” or an “SBG Subsidiary Guarantor”, as applicable, hereunder and an “Obligor” under the Security Agreement, (ii) an instrument in form and substance satisfactory to the Administrative Agent by which such Subsidiary shall become party to the Intercreditor Agreements (if any), (iii) all certificates or other instruments (if any) representing the outstanding Capital Stock of such Subsidiary and (if any) its Subsidiaries, together with stock powers or other instruments of transfer with respect thereto endorsed in blank pursuant to the Security Agreement (or the Administrative Agent shall have otherwise received a valid pledge over such Capital Stock), (iv) each other Security Document duly executed and delivered on behalf of such Subsidiary as shall be necessary or appropriate (in the reasonable judgment of the Administrative Agent) to create a first priority Lien on the properties of such Subsidiary intended to be covered thereby, subject to no Liens other than Liens permitted under Section 7.02 applicable to such property, and (v) such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 5.01 on the Sixth Restatement Effective Date or as the Administrative Agent shall have requested;

(b)                                 without limiting the foregoing, the Holding Company shall comply with the requirements of Section 6.10 (subject to any exceptions provided therein);

(c)                                  all documents and instruments, including UCC financing statements necessary to be filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Security Document; and

(d)                                 each document or action (if any) required to be delivered or taken under Section 5.01 as to which the Administrative Agent shall have agreed with the Borrower as of the Sixth Restatement Effective Date that such document or action may be delivered or taken after such date shall be delivered or taken, within such period following the Sixth Restatement Effective Date as the Administrative Agent shall agree (and, in each case, such agreement (if any) of the Administrative Agent set forth in a letter agreement between the Administrative Agent and the Borrower entered into in connection with the Sixth Restatement Effective Date, which agreement shall constitute a Loan Document for purposes hereof) (but, in each case, subject to the proviso below, if applicable);

provided that the Administrative Agent may in its sole discretion (x) extend any time period required for compliance with any requirement of the Collateral and Guarantee Requirement (provided that in no event, without the consent of the Required Lenders, may any such time period be extended by the Administrative Agent for a period in excess of 180 days) and (y) otherwise waive any requirement for providing any Collateral or perfecting the security interest therein hereunder or under the other Loan Documents if, in the Administrative Agent’s reasonable judgment, the cost of so providing such Collateral or perfecting such security interests would outweigh the benefits afforded thereby to the Secured Parties.

“Commitment” means a Revolving Commitment, a Term Loan Commitment or a commitment of any Incremental Lender to make an Incremental Loan (each an “Incremental Loan Commitment”), or any combination thereof (as the context requires).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Confidential Information Memorandum” means the Confidential Information Memorandum dated March 2013 with respect to the syndication of the credit facilities provided herein.

 “Consolidated Interest Expense” means, without duplication, for any period, the sum of (a) the cash interest expense of the Borrower and its Consolidated Restricted Subsidiaries for such period, on a Consolidated basis, including, without limitation, (i) the net cost under interest rate contracts, (ii) the interest portion of any deferred payment obligation (excluding deferred financing fees) and (iii) accrued interest, plus (b) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Borrower during such period, and all capitalized interest of the Borrower and its Consolidated Restricted Subsidiaries, in each case as determined in accordance with GAAP consistently applied, minus (c) cash interest income of the Borrower and its Consolidated Restricted Subsidiaries for such period, on a Consolidated basis, in each case as determined in accordance with GAAP consistently applied.

“Consolidation” means, with respect to any Person, the consolidation of the accounts of such Person and each of its Subsidiaries (other than any Unrestricted Subsidiaries) if and to the extent the accounts of such Person and each of its Subsidiaries (other than any Unrestricted Subsidiaries) would normally be consolidated with those of such Person, all in accordance with GAAP consistently applied. The term “Consolidated” shall have a similar meaning.

“Continuing Tranche A Term Loan Lenders” means the Tranche A Term Loan Lenders under the Existing Credit Agreement that are continuing as  Tranche A Term Loan Lenders under this Agreement.

“Continuing Tranche B Term Loan Lenders” means the Tranche B Term Loan Lenders under the Existing Credit Agreement that are continuing as Tranche B Term Loan Lenders under this Agreement.

“Contract Station” means (a) each television or radio station identified as such in Schedule 1.01(c), (b) each television or radio station that is the subject of an acquisition referred to in clause (b) of the definition of “Acquisition” consummated by the Borrower or any Subsidiary on or after the date hereof and (c) any television or radio station with which the Borrower or any Subsidiary has entered into any Program Services Agreement, Outsourcing Agreement or other similar agreement on or after the date hereof, in each case until such time, if any, as the Borrower or any Subsidiary acquires the Broadcast License of such television or radio station and such station becomes an Owned Station.

“Contractual Obligations” of any Person means any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise; provided that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation, partnership or other Person.  “Controlling” and “Controlled” have meanings correlative thereto.

“Converting Tranche A Term Loan Lender” has the meaning assigned to such term in the Recitals.

“Corporate Expense” means, for any period, all general and administrative expenses of the Borrower and its Subsidiaries for such period.

“Cox Acquisition” means the acquisition of certain television assets and stock pursuant to that certain Stock and Asset Purchase Agreement by and among Cox Media Group, LLC, KTVU, LLC, WTOV, Inc., WPXI, Inc. and Borrower and any Program Services Agreement entered into in connection with the Acquisition.

“Cumulative Consolidated Interest Expense” means, as of any date of determination, Consolidated Interest Expense from the Sixth Restatement Effective Date to the end of the Borrower’s most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

“Cumulative EBITDA” means, as of any date of determination, EBITDA from the Sixth Restatement Effective Date to the end of the Borrower’s most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

“Cunningham” means Cunningham Broadcasting Corporation, a Maryland corporation.

“Cunningham Option Agreements” means those certain Common Voting Capital Stock Option Agreements, each of which is dated May 3, 1995, pursuant to which the Holding Company was granted an option to acquire certain shares of capital stock of Cunningham from Carolyn Smith (now the Carolyn C. Smith Cunningham Trust), the Carolyn Smith’s Grandchildren’s Trust I, the Carolyn Smith’s Grandchildren’s Trust II, the Carolyn Smith’s Grandchildren’s Trust III, and the Carolyn Smith’s Grandchildren’s Trust IV, in each case as amended and restated on the Fifth Restatement Effective Date and as hereafter amended, modified and supplemented from time to time.

“Cunningham Options” means options for the purchase of all of the issued and outstanding voting and non-voting stock of Cunningham under the Cunningham Option Agreements.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lenders” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swing Line Loans within three Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a material condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) notified the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a material condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e)(i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Delayed Draw Tranche A Term Loan” means a Loan made pursuant to Section 2.01(b)(iii).

“Delayed Draw Tranche A Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make up to four Delayed Draw Tranche A Term Loans to the Borrower in an aggregate principal amount equal to the amount set forth on Schedule 1.01(b).

“Delayed Draw Tranche A Term Loan Lender” means a Lender with an outstanding Delayed Draw Tranche A Term Loan Commitment or an outstanding Delayed Draw Tranche A Term Loan.

“Delayed Draw Tranche A Term Loan Commitment Period” means the period commencing on the Fifth Restatement Effective Date and ending on December 31, 2014.

“Designated SBG Subsidiary” means (a) KDSM, LLC and KDSM Licensee, LLC and (b) each other Subsidiary of the Holding Company that is designated as a “Designated SBG Subsidiary” after the Fifth Restatement Effective Date pursuant to Section 6.10(a), in each case so long as such Subsidiary remains a Designated SBG Subsidiary hereunder.

“Disposition” means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by the Borrower or any of its Subsidiaries to any other Person other than any sale, assignment, transfer or other disposition of any property sold or disposed of in the ordinary course of business and on ordinary business terms.

“dollars” or “$” refers to lawful money of the United States of America.

“EBITDA” means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following for such period (subject to Section 1.05(d)):  (a) net income for such period; plus (b) the sum of, to the extent deducted in determining net income for such period, (i) provision for taxes, (ii) depreciation and amortization (including film amortization), (iii) Interest Expense, (iv) extraordinary losses (including non-cash losses on sales of property outside the ordinary course of business of the Borrower and its Subsidiaries), (v) all other non-cash charges (including non-cash losses on derivative transactions and non-cash interest expenses), (vi) all transaction costs paid or incurred by the Borrower in connection with the Sixth Restatement Effective Date Transactions and (vii) all operating lease expense deducted in determining net income associated with any Specified SLB Attributable Debt; minus (c) the sum of, to the extent included in net income for such period, (i) non-cash revenues, (ii) Corporate Expense (but only to the extent already not deducted in determining net income for such period), (iii) interest and other income, (iv) extraordinary gains (including non-cash gains on sales of assets outside the ordinary course of business), (v) benefit from taxes, (vi) non-cash gains on derivative transactions and (vii) cash payments made during such period in respect of items under clause (b)(vi) above subsequent to the fiscal quarter in which the relevant non-cash charge was reflected as a charge in the statement of net income; minus (d) Film Cash Payments made or scheduled to be made during such period.

“EBITDA Percentage” means, as of the date of the consummation of any sale, disposition or exchange of assets (or Capital Stock) contemplated by Section 7.05(c), the ratio, expressed as a percentage, obtained by dividing (a) the portion of EBITDA attributable to such assets (or Capital Stock) for the twelve month period ending on, or most recently ended prior to, such date by (b) EBITDA for such period.

“Election Notice” means a written notice from the Borrower to the Administrative Agent in the form of Exhibit H hereto.

“Environmental Affiliates” means, as to any Person (the “successor”), any other Person whose liability (contingent or otherwise) for an environmental claim the successor may have retained, assumed or otherwise become or remained liable for (contingently or otherwise), whether by contract, operation of law or otherwise; provided that each Subsidiary of the successor, and each former Subsidiary or division of the successor transferred to another Person, shall in any event be an “Environmental Affiliate” of the successor.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Rights” means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of Capital Stock of any class of, or of any type in, such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (including Unrestricted Subsidiaries and whether or not incorporated) that is under common control with the Borrower within the meaning of Section 4001(a)(14) of ERISA together with the Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure of any Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VIII.

“Excess Disposition Proceeds” has the meaning assigned to such term in Section 2.09(b)(i).

“Excluded Non-Media Subsidiary” means, at any time, a Non-Media Subsidiary which at such time is not required to be a Subsidiary Guarantor or an Obligor pursuant to Section 6.09(a) or the last paragraph of Section 6.10(b).

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the Guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) the Commodity Exchange Act, at the time the Guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax resulting from any U.S. law in effect (including FATCA) on the date such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender’s failure or inability to comply with Section 2.15(f), except to the extent that such Foreign Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

“Existing Credit Agreement” has the meaning assigned to such term in the second paragraph of this Agreement.

“Existing Letters of Credit” has the meaning assigned to such term in Section 2.04(a).

 “Existing Senior Unsecured Note Indentures” means (i) the 8.375% Senior Unsecured Note Indenture, (ii) the 6.125% Senior Unsecured Note Indenture, (iii) the 5.375% Senior Unsecured Note Indenture, (iv) the 6.375% Senior Unsecured Note Indenture and (v) the 5.625% Senior Unsecured Note Indenture.

“Existing Tranche A Term Loan Lender” means any “Tranche A Term Loan Lender” under the Existing Credit Agreement immediately prior to the Sixth Restatement Effective Date.

“Existing Tranche A Term Loan”: any “Tranche A Term Loan” outstanding under the Existing Credit Agreement immediately prior to the Sixth Restatement Effective Date.

“Existing Tranche B Term Loan Lender” means any “Tranche B Term Loan Lender” under the Existing Credit Agreement immediately prior to the Sixth Restatement Effective Date.

“Existing Tranche B Term Loan”: any “Tranche B Term Loan” outstanding under the Existing Credit Agreement immediately prior to the Sixth Restatement Effective Date.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, and any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCC” means the Federal Communications Commission or any Governmental Authority substituted therefor.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fifth Restatement Effective Date” means April 9, 2013.

“Fifth Restatement Effective Date Collateral Requirement” means the requirement that:

(a)                                 the Administrative Agent shall have received from each of the Obligors party thereto a counterpart of the Security Agreement duly executed and delivered on behalf of each such Person, together with (i) the certificates representing the Capital Stock pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof (or confirmation by the Administrative Agent as to receipt thereof under the Security Agreement as in effect immediately prior to the Fifth Restatement Effective Date);

(b)                                 [Reserved];

(c)                                  the Administrative Agent shall have received from each of the Obligors party thereto and (if any) each other party thereto a counterpart of each other Security Document duly executed and delivered on behalf of each such Person as shall be necessary or appropriate (in the reasonable judgment of the Administrative Agent) to create a first priority Lien on the properties of the Obligors intended to be covered thereby, subject to no Liens other than Liens permitted under Section 7.02 applicable to such property, including (i) control agreements with respect to each of the deposit and securities accounts of the Borrower and the Subsidiary Guarantors listed on Annex 8 to the Security Agreement but only to the extent such control agreement is required to be entered into pursuant to the Security Agreement, in each case duly executed and delivered by the relevant Obligor, the Administrative Agent and the respective depositary bank or securities intermediary, as applicable (provided that the Administrative Agent may agree in its sole discretion that such control agreements (or any of them) shall be delivered within 30 days after the Fifth Restatement Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion)), (ii) short-form intellectual property security agreements entered into pursuant to the Security Agreement on behalf of each Obligor party thereto, and evidence as to the completion of filing (or arrangements satisfactory to the Administrative Agent for filing) with the United Stated Patent and Trademark Office against the relevant intellectual property covered by such security agreements and (iii) the results of recent lien searches in the jurisdiction of organization of each of the Obligors, which search shall reveal no Liens on any of the assets of the Obligors except for Liens permitted under Section 7.02 or discharged on or prior to the Fifth Restatement Effective Date pursuant to documentation satisfactory to the Administrative Agent; and

(d)                                 the UCC financing statements necessary to be filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Security Document; and

“Fifth Restatement Effective Date Tranche A Term Loan” means a Loan made pursuant to Section 2.01(b)(ii).

“Fifth Restatement Effective Date Tranche A Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Fifth Restatement Effective Date Tranche A Term Loan to the Borrower in an aggregate principal amount equal to the amount set forth on Schedule 1.01(b) (or in the case of any Continuing Tranche A Term Loan Lender, the amount of its Existing Tranche A Term Loan continued as a Fifth Restatement Effective Date Tranche A Term Loan (as specified in its Term Loan Lender Addendum) pursuant to Section 2.01(b)(ii)).

“Fifth Restatement Effective Date Tranche A Term Loan Lender” means a Lender with an outstanding Fifth Restatement Effective Date Tranche A Term Loan Commitment or an outstanding Fifth Restatement Effective Date Tranche A Term Loan.

“Film Cash Payments” means, for any period, the sum (determined on a consolidated basis and without duplication) of all payments by the Borrower and its Subsidiaries made or scheduled to be made during such period in respect of Film Obligations; provided that amounts applied to the prepayment of Film Obligations owing under any contract evidencing a Film Obligation under which the amount owed by the Borrower or any of its Subsidiaries exceeds the remaining value of such contract to the Borrower or such Subsidiary, as reasonably determined by the Borrower, shall not be deemed to be Film Cash Payments.

“Film Obligations” means obligations in respect of the purchase, use, license or acquisition of programs, programming materials, films, and similar assets used in connection with the business and operations of the Borrower and its Subsidiaries.

“FIN 46” means Interpretation No. 46, “Consolidation of Variable Interest Entities”, issued by FASB, as amended from time to time.

“Final FCC Order” means an order of the FCC that is no longer subject to reconsideration or review by the FCC or by any court or administrative body.

“Financial Officer” means the chief financial officer, chief accounting officer or treasurer of the Borrower or the Holding Company, as applicable.

“First Lien Indebtedness” means, as at any date, Total Indebtedness on such date that is secured by a Lien on property of the Borrower and its Subsidiaries (other than a Lien expressly ranking junior in priority to any other Lien), plus Specified SLB Attributable Debt, minus all Qualifying Balances on such date.

“First Lien Indebtedness Ratio” means, as at any date, the ratio of (a) First Lien Indebtedness outstanding on such date to (b) EBITDA for the period of the four fiscal quarters ending on or most recently ended prior to such date.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) any Program Services Agreement or any obligations thereunder.

“Guaranteed Obligations” has the meaning assigned to such term in Section 3.01.

“Guarantors” means, collectively, (a) the Holding Company, (b) the Subsidiary Guarantors and (c) each other Subsidiary of the Holding Company that becomes a “Guarantor” after the Sixth Restatement Effective Date pursuant to Section 6.09, Section 6.10 or Section 6.11.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedging Agreement” means any swap agreement, cap agreement, collar agreement, put or call, futures contract, forward contract or similar agreement or arrangement entered into to protect against or mitigate the effect of fluctuations in the price of the Borrower’s common stock or in interest rates, foreign exchange rates or prices of commodities used in the business of the Borrower and its Subsidiaries and any master agreement relating to any of the foregoing.

“Hedge Party” means each Person that is a Lender or an Affiliate of a Lender at the time it enters into a Secured Hedging Agreement, in its capacity as a party thereto.

“Holding Company” has the meaning assigned to such term in the recitals hereto.

“Immaterial Broadcast Licenses” means (a) Broadcast Licenses (other than main transmitter licenses, auxiliary transmitter licenses (to the extent in existence on the date hereof and necessary for the continued operation of the Stations) and studio transmitter links (to the extent necessary for the continued operation of the Stations), in each case granted by the FCC, and extensions and renewals thereto or thereof) the absence of which individually or together could not have a Material Adverse Effect and (b) either a paired digital channel or a paired analog channel (but not both) which is returned to the FCC pursuant to the FCC’s plan for transition to digital television broadcasting.

“Increased Revolving Commitment” has the meaning assigned to such term in Section 2.20.

“Incremental Lender” means a Lender with an outstanding Incremental Loan.

“Incremental Loan” has the meaning assigned to such term in Section 2.01(c).

“Incremental Loan Amendment” means any amendment to this Agreement pursuant to which Incremental Loans of any Series are established pursuant to Section 2.01(c).

“Incremental Loan Commitment” has the meaning assigned to such term in the definition of “Commitment”.

“Incremental Loan Maturity Date” means, with respect to the Incremental Loans of any Series, the maturity date for such Incremental Loans of such Series as specified in the Incremental Loan Amendment for such Series or such earlier date as may result from the operation of Section 2.08(b), if applicable.

“Incremental Loan Principal Payment Date” means, for each Series of Incremental Loans, the date or dates for repayment of such Incremental Loans as specified in the Incremental Loan Amendment for such Series.

“Incremental Starter Amount” has the meaning assigned to such term in Section 2.01(c).

“Incremental Tranche B-1 Term Loan” has the meaning assigned to such term in the Recitals.

“Incremental Tranche B-1 Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make an Incremental Tranche B-1 Term Loan to the Borrower hereunder in a principal amount equal to the amount set forth in Schedule 1.01(b) hereof.

“Incremental Tranche B-1 Term Loan Lender” means a Lender with an outstanding Incremental Tranche B-1 Term Loan Commitment or an outstanding Incremental Tranche B-1 Term Loan.

“Incremental Tranche B-1 Term Loan Maturity Date” means July 31, 2021 (or if such date is not a Business Day, the immediately preceding Business Day) or such earlier date as may result from the operation of Section 2.08(b), if applicable.

“Incremental Tranche B-1 Term Loan Principal Payment Dates” means (a) the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with the Quarterly Dates falling on or nearest to September 30, 2015, and (b) the Incremental Tranche B-1 Term Loan Maturity Date.

“Incremental Tranche B-1 Term Loan Standstill Period” has the meaning assigned to such term in ARTICLE VIII(d).

“Indebtedness” means of any Person (without duplication): (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others guaranteed by such Person; (g) if the Aggregate Consideration payable by such Person to extend and exercise any option acquired in connection with any Acquisition (an “Extension and Exercise Price”) exceeds 20% of the Aggregate Consideration payable in connection with such Acquisition, such Extension and Exercise Price; (h) any Put Obligations, but only to the extent that such Put Obligations, whether arising under the same or different agreements, exceeding $25,000,000 in the aggregate shall not have been approved by the Administrative Agent (such approval not to be unreasonably withheld) prior to the incurrence thereof; and (i) obligations of such Person in respect of surety and appeals bonds or performance bonds or other similar obligations; provided that the term “Indebtedness” shall not include (i) Film Obligations of such Person, (ii) obligations of such Person under any Program Services Agreement, Outsourcing Agreement or other similar agreement, (iii) any liability shown on such Person’s balance sheet in respect of the fair value of Interest Rate Protection Agreements, (iv) any Put Obligations (other than those Put Obligations included as “Indebtedness” under clause (h) of this definition) and (v) any liability shown on the balance sheet of such Person solely as a result of the application of FIN 46 and for which such Person is not primarily or contingently liable for payment.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Initial FCC Order” means an order of the FCC that is not a Final FCC Order.

“Intercreditor Agreement” means any intercreditor agreement entered into pursuant to this Agreement.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06.

“Interest Expense” means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (a) all cash interest expense in respect of Indebtedness during such period and (b) the net amounts payable (or minus the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period).  Any reference herein to calculating Interest Expense for any period on a “pro forma” basis means that, for purposes of the clause (a) above, (i) the Indebtedness on the basis of which Interest Expense is so calculated shall mean Indebtedness outstanding as of the relevant date of calculation after giving effect to any repayments and any incurrence of Indebtedness on such date and (ii) such calculation shall be made applying the respective rates of interest in effect for such Indebtedness on such date.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than Swing Line Loans), each Quarterly Date, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and (c) with respect to any Swing Line Loan, the day that such Loan is required to be repaid.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, twelve months) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Protection Agreement” means a Hedging Agreement providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

“Investment” means, for any Person, (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, preferred securities, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale), (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any (x) accounts receivable in connection with the sale of programming or advertising time owing by such Person or (y) obligations in respect of the lease or other use of spectrum space relating to sub-channels owing by such Person, in each case, arising in the ordinary course of business or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

“Issuing Lender” means JPMCB, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(j).  The Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender, in which case the term “Issuing Lender” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Joinder Agreement” means a Borrower Subsidiary Joinder Agreement or a SBG Subsidiary Joinder Agreement, as applicable.

“JPMCB” means JPMorgan Chase Bank, N.A.

“LC Disbursement” means a payment made by the Issuing Lender pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.  The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lender Addendum” means a Term Loan Lender Addendum or a Revolving Lender Addendum.

“Lenders” means each Revolving Lender, each Tranche A Term Loan Lender (or, more specifically, each Fifth Restatement Effective Date Tranche A Term Loan Lender and each Delayed Draw Tranche A Term Loan Lender), each Tranche B Term Loan Lender, each Incremental Lender, each Converting Tranche A Term Loan Lender and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.  Unless the context otherwise requires, the term “Lenders” includes the Swing Line Lender.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement and shall include the Existing Letters of Credit.

“Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case, the “Screen Rate”) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period; provided, that, if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to dollars, then the LIBO Rate shall be the Interpolated Rate at such time; provided, further, that for purposes of Tranche B Term Loans and Incremental Tranche B-1 Term Loans, the LIBO Rate shall in no event at any time be less than 0.75% per annum.  “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for dollars) that exceeds the Impacted Interest Period, in each case, at such time.

“License Subsidiaries” means (a) with respect to each Station that is an Owned Station on the date hereof, the Subsidiary of the Borrower listed on Schedule 1.01(e) as the holder of the Broadcast Licenses for such Owned Station and (b) with respect to any Owned Station hereafter acquired by the Borrower or any of its Subsidiaries, the Subsidiary of the Borrower formed, created, or acquired after the date hereof that holds the Broadcast Licenses for such Owned Station, and in each case any other Subsidiary into which any such License Subsidiary may be merged pursuant to Section 7.03.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means, collectively, this Agreement, the promissory notes (if any) issued pursuant to Section 2.08(g), the Letter of Credit Documents, the Joinder Agreements and the Security Documents.

“Loans” means the loans made by the Lenders to the Borrower pursuant to Section 2.01, and shall include Incremental Loans unless the context otherwise requires.

“Longevity Payments” means certain longevity bonuses due to certain executive employees of the Borrower under employment agreements.

“Margin Stock” means “margin stock” within the meaning of Regulations T, U and X of the Board.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform any of its obligations under this Agreement or any of the other Loan Documents to which it is a party or (c) the rights of or benefits available to the Lenders under this Agreement or any of the other Loan Documents.

“Material Third-Party Licensee” means any Person holding a Broadcast License for one or more Contract Stations for which the Broadcast Cash Flow attributable to such Stations, either individually or in the aggregate, for the most recent twelve month period is equal to or greater than 20% of the Broadcast Cash Flow for such period.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” means, with respect to any Prepayment Event, the aggregate amount of all cash payments (including all cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received) received by the Borrower and its Subsidiaries directly or indirectly in connection with such Prepayment Event, in each case, net of (a) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Borrower and its Subsidiaries in connection therewith and (b) in the case of any Prepayment Asset Sale or Recovery Event, (i) any Federal, state and local income or other taxes estimated to be payable by the Borrower and its Subsidiaries as a result thereof (but only to the extent that such estimated taxes are in fact paid to the relevant Governmental Authority not later than twelve months after the date thereof) and (ii) any repayments by the Borrower or any of its Subsidiaries of Indebtedness to the extent that (x) such Indebtedness is secured by a Lien on the property that is the subject of such Prepayment Asset Sale and (y) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to such Prepayment Asset Sale or, in case of any Recovery Event, such repayment is contractually required from the proceeds thereof by the terms of such Indebtedness.

“New Age Acquisition” means the acquisition by the Borrower or any of its Subsidiaries of the broadcast assets of eight television stations owned by New Age Media.

“Non-Media Subsidiary” means any direct or indirect Subsidiary of the Borrower (including, for this purpose, any Designated SBG Subsidiary) that is not engaged in, and does derive any income from, any of the businesses or activities described in clauses (a), (b) and/or (c) of Section 7.06.

“Non-Recourse Indebtedness” means Indebtedness (a) as to which neither the Borrower nor any Subsidiary (other than any Unrestricted Subsidiary) is directly or indirectly liable (by virtue of the Borrower or any such Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness) and (b) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any other Indebtedness of the Borrower or any Subsidiary (other than any Unrestricted Subsidiary) to declare, a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

“Non-Television Entities” means, collectively, Keyser Capital LLC and Sinclair Investment Group LLC.

“Non-Television Entity Notes” means the promissory notes made by the Non-Television Entities in favor of the Borrower, as described on Schedule 1.01(d).

“Note Indentures” means, collectively, the Senior Subordinated Debt Indentures, the Senior Unsecured Debt Indentures, the Second Priority Debt Indentures.

“Notes Transfer” means the disposition or transfer of the Non-Television Entity Notes in connection with the Separation Transaction.

“Obligations” means, collectively, (a) all advances to and debts, liabilities, obligations, covenants and duties of, the Borrower or any other Obligor arising under the Loan Documents or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including in the case of each Guarantor all obligations of such Guarantor in respect of its Guarantee under Article III, (b) all Cash Management Obligations owing by the Borrower or any other Obligor to any Lender (or any Affiliate thereof) and (c) all obligations of the Borrower and its Subsidiaries arising under any Secured Hedge Agreement, and, in the case of each of the foregoing, including all interest thereon and expenses related thereto, including any interest or expenses accruing or arising after the commencement of any case with respect to the Borrower or any other Obligor under the Bankruptcy Code or any other bankruptcy or insolvency law (whether or not such interest or expenses are allowed or allowable as a claim in whole or in part in such case).  Without limiting the generality of the foregoing, the Obligations of the Obligors under the Loan Documents (and of their respective Subsidiaries to the extent they have obligations under the Loan Documents) include (i) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, indemnities and other amounts (including fees, expenses and disbursements of counsel) payable by any Obligor under any Loan Document and (ii) the obligation of any Obligor to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any other Secured Party, in each case in its sole discretion, may elect to pay or advance on behalf of such Obligor.

“Obligors” means, collectively, (a) the Borrower, (b) the Holding Company and (c) each other Guarantor.

“OFAC” has the meaning assigned to such term in Section 4.19.

“Operating Subsidiary” has the meaning assigned to such term in Section 7.14(a).

“Other Debt” means the Subordinated Debt, the Senior Unsecured Debt, the Second Priority Debt.

“Other Debt Documents” means the Subordinated Debt Documents, the Senior Unsecured Debt Documents and the Second Priority Debt Documents.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan

Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, including any interest, additions to tax or penalties applicable thereto.

“Outsourcing Agreements” means (a) any agreement to which the Borrower or any of its Subsidiaries is a party which provides for the Borrower or any of its Subsidiaries to deliver or receive non-programming related management and/or consulting services of any television station, and (b) any put or option agreement entered into in connection with any agreement referred to in clause (a) above that provides for the Borrower or any of its Subsidiaries to acquire or sell the license or non-license assets of the related television station.

“Owned Station” means (a) each television or radio station identified as such in Schedule 1.01(e) and (b) any television or radio station the Broadcast Licenses of which are owned or held by the Borrower or any of its Subsidiaries on or after the date hereof.

“Participant” has the meaning assigned to such term in Section 10.04(c)(i).

“Participant Register”  has the meaning assigned to such term in Section 10.04(c)(i).

“Payment Percentage” has the meaning assigned to such term in Section 2.21(b).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in section 4002 of ERISA and any successor entity performing similar functions.

“Permitted Additional Indebtedness” shall mean notes (which notes may (x) have the same lien priority as the Obligations or (y) be secured by a Lien ranking junior to the Lien securing the Obligations), in each case issued or incurred by the Borrower, (a) which notes do not mature or have scheduled amortization or payments of principal (including prepayments, redemptions or sinking fund or like payments) prior to the 91st day after the stated maturity date of any Loans hereunder at the time such notes are incurred (other than prepayment or redemption requirements as a result of asset sales or change of control provisions (provided that any such prepayment or redemption (or offer to prepay or redeem) may be made only to the extent permitted under Section 7.12)), (b) the terms and conditions of such notes (other than interest rate and redemption premium) shall not be more restrictive on the Borrower and its Subsidiaries than those herein, (c) which notes are not guaranteed by any Person other than the Guarantors and (d) that (i) are not secured by any property of the Borrower, the Holding Company or any of their respective Subsidiaries or any other Person other than the Collateral and (ii) is subject to customary intercreditor agreements entered into with the agent, trustee or other representative of any such Permitted Additional Indebtedness, the material terms of which shall be reasonably acceptable to the Administrative Agent and the Borrower.

“Permitted Additional Indebtedness Documents” shall mean any document or instrument (including any guarantee, security agreement or mortgage and which may include any or all of the Loan Documents) issued or executed and delivered with respect to any Permitted Additional Indebtedness by the Borrower or any Guarantor.

“Permitted Additional Indebtedness Obligations” shall mean, if any Permitted Additional Indebtedness is issued or incurred, all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower or any Guarantor arising under any Permitted Additional Indebtedness Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Guarantor of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.  Without limiting the generality of the foregoing, the Permitted Additional Indebtedness Obligations of the Borrower or any Guarantor under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Permitted Additional Indebtedness Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, attorney costs, indemnities and other amounts payable by such Borrower or Guarantor under any Permitted Additional Indebtedness Document and (b) the obligations of the Borrower or any Guarantor to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrower or any Guarantor in accordance with the terms of any Permitted Additional Indebtedness Document.

“Permitted Assumed Debt” has the meaning assigned to such term in Section 7.01(l).

“Permitted Investments” means, for any Person: (a) direct obligations of the United States of America, or of any agency (which shall include, but not be limited to, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, General Services Administration, and Government National Mortgage Association) or instrumentality (which shall include, but not be limited to, The Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal Intermediate Credit Banks, Banks for Cooperative and the Farm Credit System, and The Student Loan Marketing Association) thereof, or obligations guaranteed or insured as to principal and interest by the United States of America, or any agency or instrumentality thereof, in either case maturing not more than 90 days from the date of acquisition thereof by such Person; (b) domestic and Eurodollar time deposits, overnight deposits, certificates of deposit and bankers acceptances issued or guaranteed by entities rated A-2 or better by S&P or P-2 or better by Moody’s, maintained at or issued by any office or branch of any bank or trust company organized or licensed under the laws of the United States of America or any State thereof which bank or trust company has capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof by such Person; (c) commercial paper, auction rate notes and commercial paper master notes issued or guaranteed by entities rated A-2 or better by S&P or P-2 or better by Moody’s, maturing not more than 90 days from the acquisition thereof by such Person (provided that a security without its own rating will be considered to be rated and to have the same rating as any debt obligation that is issued by the same issuer which is comparable in priority, maturity and security to the subject security or, if it is guaranteed by another issuer, to be rated and to have the same rating as any debt obligation that is issued by the guarantor which is comparable in priority, security, and maturity to the subject security); (d) tax-exempt commercial paper or variable rate tax exempt demand notes, rated A-1 or better by S&P or MIG1/VMIG1 or better by Moody’s, maturing not more than 90 days from the acquisition thereof by such Person; (e) fully collateralized repurchase agreements with a term of not more than 30 days entered into with any bank qualifying under clause (b) above, any broker-dealer subsidiary or affiliate of any such bank or any Primary Dealer of United States Government securities and relating to: (i) marketable direct obligations issued or unconditionally guaranteed or insured by the United States of America or any agency or instrumentality thereof listed in clause (a) above; (ii) securities issued by The Federal National Mortgage Association, Federal Farm Credit Banks, Federal Home Loan Banks or The Student Loan Marketing Association or other entities listed in clause (a) above; or (iii) mortgage-backed securities issued by The Federal National Mortgage Association or The Federal Home Loan Mortgage Corporation or issued or guaranteed by the Government National Mortgage Association or other entities listed in clause (a) above; and (f) money market mutual funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Reinvestment” means (a) an acquisition permitted under Section 7.04(e), (b) Capital Expenditures or (c) with respect to any Recovery Event, the repair, restoration or replacement of the affected property.

“Permitted Second Priority Refinancing Debt” means any Indebtedness incurred by the Borrower in the form of second lien secured notes or loans; provided that (a) such Indebtedness is secured by the Collateral on a second lien basis (and subject to the terms of an intercreditor agreement reasonably acceptable to the Administrative Agent) to Liens securing the Obligations and is not secured by any property of the Borrower, the Holding Company or any of their respective Subsidiaries or any other Person other than the Collateral, (b) such Indebtedness does not mature or have scheduled amortization or payments of principal (including prepayments, redemptions or sinking fund or like payments) prior to the 91st day after the stated maturity date of any Loans hereunder at the time such Indebtedness is incurred (other than prepayment or redemption requirements as a result of asset sales or change of control provisions (provided that any such prepayment or redemption (or offer to prepay or redeem) may be made only to the extent permitted under Section 7.12)), (c) the terms and conditions of such Indebtedness (other than interest rate and redemption premium) shall not be more restrictive on the Borrower and its Subsidiaries than the terms and conditions of this Agreement, (d) the security agreements relating to such Indebtedness are substantially the same as the Security Agreement (with such differences as are reasonably satisfactory to the Administrative Agent), (e) such Indebtedness is not guaranteed by any Person other than the Guarantors and (f) a Representative acting on behalf of the holders of such Indebtedness shall have become party to an intercreditor agreement reasonably acceptable to the Administrative Agent.  Permitted Second Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Senior Unsecured Refinancing Debt” means any Indebtedness incurred by the Borrower in the form of senior unsecured notes or loans; provided that (a) such Indebtedness does not mature or have scheduled amortization or payments of principal (including prepayments, redemptions or sinking fund or like payments) prior to the 91st day after the stated maturity date of any Loans hereunder at the time such Indebtedness is incurred (other than prepayment or redemption requirements as a result of asset sales or change of control provisions (provided that any such prepayment or redemption (or offer to prepay or redeem) may be made only to the extent permitted under Section 7.12)), (b) the other terms and conditions of such Indebtedness (other than interest rate and redemption premium) shall not be more restrictive on the Borrower and its Subsidiaries than the terms and conditions found in senior unsecured debt of a similar type issued by similar issuers under Rule 144A or in a public offering (provided that in no event shall such other terms or conditions be more restrictive on the Borrower and its Subsidiaries than the Existing Senior Unsecured Note Indentures), (c) such Indebtedness is not guaranteed by any Person other than the Guarantors and (d) such Indebtedness is not secured by any Lien or any property or assets of the Borrower, the Holding Company or any of their respective Subsidiaries.  Permitted Senior Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Subordinated Refinancing Debt” means any Indebtedness incurred by the Borrower in the form of unsecured subordinated notes or loans; provided that (a) such Indebtedness does not mature or have scheduled amortization or payments of principal (including prepayments, redemptions or sinking fund or like payments) prior to the 91st day after the stated maturity date of any Loans hereunder at the time such Indebtedness is incurred (other than prepayment or redemption requirements as a result of asset sales or change of control provisions (provided that any such prepayment or redemption (or offer to prepay or redeem) may be made only to the extent permitted under Section 7.12)), (b) the other terms and conditions (including subordination provisions) of such Indebtedness (other than interest rate and redemption premium) shall not be more restrictive on the Borrower and its Subsidiaries than the terms and conditions found in subordinated debt of a similar type issued by similar issuers under Rule 144A or in a public offering (provided that in no event shall such other terms or conditions (other than subordination provisions) be more restrictive on the Borrower and its Subsidiaries than Existing Senior Unsecured Note Indentures), and such subordination terms shall extend to cover the Obligations, among other obligations, (c) such Indebtedness is not guaranteed by any Person other than the Guarantors and (d) such Indebtedness is not secured by any Lien or any property of the Borrower, the Holding Company or any of their respective Subsidiaries.  Permitted Subordinated Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Post-Default Condition” means (a) the failure by the Borrower to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any principal amount of any Loan or in respect of any LC Exposure, (b) the failure by the Borrower to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any other amount payable by the Borrower hereunder for more than three Business Days or (c) the existence of any Event of Default under clauses (d), (e), (g) or (h) of Article VIII.

“Post-Default Rate” means, with respect to any Lender, a rate per annum equal to the Alternate Base Rate as in effect from time to time plus the Applicable Margin applicable to ABR Loans made by such Lender plus 2%; provided that, as applied to principal of a Eurodollar Loan held by any Lender, the “Post-Default Rate” shall be the interest rate for such Eurodollar Loan held by such Lender as provided in Section 2.11(b) plus 2%.

“Prepayment Agent” means JPMorgan Chase Bank, N.A., in its capacity as prepayment agent in connection with any Voluntary Discounted Prepayment and its permitted successors in such capacity.

“Prepayment Amount” has the meaning assigned to such term in Section 2.21(b).

“Prepayment Asset Sale” has the meaning assigned to such term in clause (a) of the definition of “Prepayment Event”.

“Prepayment Event” means (a) any Disposition of any property of the Borrower or any Subsidiary (other than any Disposition permitted under Sections 7.05(a), (b), and (only with respect to any exchange of assets) (c)) (each a “Prepayment Asset Sale”), (b) any Recovery Event and (c) the issuance or incurrence of any Indebtedness under Section 7.01(f).

“Prepayment Notice” has the meaning assigned to such term in Section 2.21(b).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Program Services Agreements” means any agreement entered into by the Borrower or any of its Subsidiaries (other than License Subsidiaries) in accordance with Section 7.06 relating to a Contract Station, pursuant to which agreement the Borrower or any of its Subsidiaries (other than License

Subsidiaries) will obtain the right to program and/or sell advertising on a substantial portion of such Contract Station’s inventory of broadcast time.

“Put Obligations” means the obligations of the Borrower or any of its Subsidiaries to purchase certain assets of any Station with respect to which the Borrower or such Subsidiary shall have entered into an Outsourcing Agreement.

“Qualified ECP” means in respect of any Swap Obligation, each Obligor that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes or would become effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and which may cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act (or any successor provision thereto).

“Qualifying Balances” means, as at any date, the aggregate amount of cash on hand of the Borrower and its Subsidiaries on such date that is free and clear of Liens (other than Liens in favor of the Secured Parties); provided that (a) Qualifying Balances shall in no event at any time exceed $300,000,000 in the aggregate for purposes of this definition and (b) the Qualifying Balances shall be deemed to be zero for any day on which an Event of Default shall have occurred and be continuing.

“Qualifying Loans” has the meaning assigned to such term in Section 2.21(c).

“Quarterly Dates” means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

“Range” has the meaning assigned to such term in Section 2.21(b).

“Real Property” means, collectively, all right, title and interest of the Borrower or any Subsidiary in and to any and all parcels of real property owned, leased or otherwise operated by the Borrower or any Subsidiary together with all improvements and appurtenant fixtures, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Receivables” means, as at any date, the unpaid portion of the obligation, as stated on the respective billing statement, of a customer of the Borrower or any Subsidiary Guarantor in respect of the sale of advertising time or other services provided or goods sold by the Borrower or any Subsidiary Guarantor, as the case may be, to such customer.

“Receivables and Related Assets” means Receivables and any instruments, documents, chattel paper, obligations, general intangibles and other similar assets, in each case, relating to such Receivables.

“Receivables Financing” means the sale of Receivables and Related Assets on terms and pursuant to documentation satisfactory in form and substance to the Administrative Agent.

“Receivables Subsidiary” means a Wholly Owned Subsidiary of the Borrower established for the limited purpose of acquiring and financing Receivables and Related Assets pursuant to any Receivables Financing.

“Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim (but not to the extent such claim compensates for any loss of revenues or interruption of business or operations caused thereby) or any condemnation or similar proceeding or taking under power of eminent domain relating to any asset of the Borrower or any of its Subsidiaries with a value in excess of $500,000.

“Refinanced Term Loans” has the meaning assigned to such term in Section 2.09(d).

“Register” has the meaning assigned to such term in Section 10.04(b).

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, as amended, substantially identical notes (having the same Guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Reinvestment Deferred Amount” means, with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Loans pursuant to Section 2.09(b) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event” means any Disposition or Recovery Event constituting a Prepayment Event in respect of which the Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice” means a written notice executed by a Financial Officer of the Borrower stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Disposition or Recovery Event constituting a Prepayment Event to make a Permitted Reinvestment (and specifying such expected use).

“Reinvestment Prepayment Amount” means, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to make a Permitted Reinvestment.

“Reinvestment Prepayment Date” means, with respect to any Reinvestment Event, the earlier of (a) the date occurring one year after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, use all or any portion of the relevant Reinvestment Deferred Amount with respect to such Reinvestment Event for the expected use pursuant to the relevant Reinvestment Notice.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

“Relevant Application Date” means (a) with respect to any Prepayment Asset Sale or Recovery Event, (i) on or prior to the fifth Business Day after receipt of the Net Cash Proceeds thereof (unless, prior thereto, a Reinvestment Notice shall have been delivered to the Administrative Agent in respect thereof) and (ii) each Reinvestment Prepayment Date with respect thereto; and (b) with respect to any issuance or incurrence of any Indebtedness under Section 7.01(f), on or prior to the fifth Business Day after receipt of the Net Cash Proceeds thereof.

“Relevant Percentage” means, with respect to any Prepayment Event, 100%.

“Representative” means, with respect to any Indebtedness and the holders thereof, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and in each case its successors in such capacity.

“Repricing Transaction” means (i) any prepayment of all or a portion of any Class of Term Loans using proceeds of Indebtedness under new credit facilities having an effective interest cost or weighted average yield (with the comparative determinations to be made consistent with generally accepted financial practices, after giving effect to margin, interest rate floors, upfront fees or original issue discount paid or payable (with original issue discount based on a four-year average life to maturity or, if less, the remaining life to maturity) to all providers of such financing, but excluding the effect of any arrangement, commitment, structuring, syndication or underwriting and any amendment fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBO Rate) that is less than the effective interest cost or weighted average yield (as determined on the same basis) of such Class of Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, such Class of Term Loans and (ii) any repricing of any Class of Term Loans pursuant to an amendment thereto resulting in an effective interest cost or weighted average yield (as determined on the same basis) to all providers of such financing, but excluding the effect of any arrangement, commitment, structuring, syndication or underwriting and any amendment fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBO Rate) that is less the effective interest cost or weighted average yield (as determined on the same basis) of such Class of Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, such Class of Term Loans.

“Required Lenders” means, at any time, subject to the last paragraph of Section 10.02(b), Lenders having Revolving Exposures, outstanding Term Loans, outstanding Incremental Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans, outstanding Incremental Loans and unused Commitments at such time.  The “Required Lenders” of a particular Class of Loans means Lenders having Revolving Exposures, outstanding Term Loans, outstanding Incremental Loans and unused Commitments of such Class representing more than 50% of the total Revolving Exposures, outstanding Term Loans, outstanding Incremental Loans and unused Commitments of such Class at such time.

“Required Delayed Draw Tranche A Term Loan Lenders” means, at any time, the Delayed Draw Tranche A Term Loan Lenders having outstanding Delayed Draw Tranche A Term Loan Commitments representing more than 50% of the outstanding Delayed Draw Tranche A Term Loan Commitments at such time.

“Required Revolving Lenders” means, at any time, the Revolving Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the total Revolving Exposures and total unused Revolving Commitments at such time.

“Required Tranche A Term Loan Lenders” means, at any time, the Tranche A Term Loan Lenders having outstanding Tranche A Term Loans representing more than 50% of the sum of the outstanding Tranche A Term Loans at such time, in each case subject to the proviso in the definition of “Class”.

“Required Tranche B Term Loan Lenders” means, at any time, the Tranche B Term Loan Lenders (excluding, for the avoidance of doubt, Incremental Tranche B-1 Term Loan Lenders) having outstanding Tranche B Term Loans representing more than 50% of the sum of the outstanding Tranche B Term Loans at such time, in each case excluding, for the avoidance of doubt, Incremental Tranche B-1 Term Loans.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property but excluding dividends payable solely in additional shares of common stock of the Borrower) with respect to any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Capital Stock of the Borrower or any option, warrant or other right to acquire any such shares of Capital Stock of the Borrower and (b) any management fee or royalty fee payable by the Borrower or any Subsidiary to the Holding Company.

“Restricted Subsidiary” means a Subsidiary of the Borrower (including, for the avoidance of doubt, any Designated SBG Subsidiary) other than an Unrestricted Subsidiary.

“Revolving Availability Period” means with respect to the Revolving Lenders and their Revolving Commitments, the period from and including the Sixth Restatement Effective Date to but excluding the earlier of (a) the Revolving Maturity Date and (b) the date of termination of the Revolving Commitments of such Lenders.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Swing Line Loans and Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04.  As of the Sixth Restatement Effective Date, the amount of each Revolving Lender’s Revolving Commitment is set forth in Schedule 1.01(a).

“Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and Swing Line Exposure at such time.

“Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have (or the Revolving Commitment of the relevant Revolving Lender has) terminated or expired, a Lender with Revolving Exposure.

“Revolving Lender Addendum” means, with respect to any Revolving Lender or any Converting Tranche A Term Loan Lender, a Lender Addendum substantially in the form of Exhibit G-2, executed by such Lender and delivered pursuant to Section 5.01(a).

“Revolving Loan” means a Loan made pursuant to Section 2.01(a).

“Revolving Maturity Date” means April 9, 2018 (or if such date is not a Business Day, the immediately preceding Business Day) or such earlier date as may result from the operation of Section 2.08(b), if applicable.

“Rule 144A” means Rule 144A of the Securities Act of 1933, as amended from time to time.

“Sale and Leaseback Transaction” means any arrangement with any Person providing for the leasing by the Borrower or its Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person in contemplation of such leasing.

“S&P” means Standard & Poor’s Financial Services LLC.

“SBG Subsidiary Guarantor” means (a) each Designated SBG Subsidiary and (b) each other Subsidiary of the Holding Company that becomes a “Subsidiary Guarantor” after the Sixth Restatement Effective Date pursuant to Section 6.10(b), in each case, so long as such Subsidiary remains an SBG Subsidiary Guarantor hereunder.

“SBG Subsidiary Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit B-2 (or other instrument satisfactory to the Administrative Agent) by a Subsidiary of the Holding Company that, pursuant to the Collateral and Guarantee Requirement, becomes, a “SBG Subsidiary Guarantor” hereunder and an “Obligor” under the Security Agreement.

“SEC” means the Securities and Exchange Commission, or any regulatory body that succeeds to the functions thereof.

“Second Priority Debt” means the Permitted Second Priority Refinancing Debt incurred pursuant to Section 7.01(j) (including the Guarantees of such Indebtedness provided by any Guarantor thereunder).  Second Priority Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Second Priority Debt Documents” means the agreements and instruments evidencing or providing for the Second Priority Debt, including the Second Priority Debt Indentures, and all other documents executed and delivered from time to time with respect thereto (including all agreements, documents and instruments that create or purport to create Liens or Guarantees in favor of the holders thereof (or their Representatives)).

“Second Priority Debt Indentures” means the indenture or indentures under which the Second Priority Debt shall be issued or incurred.

“Secured Hedging Agreements” means any Hedging Agreement permitted under Section 7.19 that is entered into between the Borrower or any Subsidiary and any Hedge Party.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Swing Line Lender, the Issuing Lender, the Hedge Parties, each Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Article IX.

“Security Agreement” means the Fourth Amended and Restated Security Agreement, dated as of April 9, 2013, among the Borrower, the Guarantors and the Administrative Agent (and as amended, supplemented or otherwise modified prior to the date hereof).

“Security Documents” means, collectively, the Security Agreement, the Intercreditor Agreements (if any), all other pledge, security and similar agreements entered into by any Obligor in connection with this Agreement, all related intercreditor agreements, and all Uniform Commercial Code financing statements required hereby or thereby to be filed with respect to the security interests in personal property created pursuant thereto.

“Senior Subordinated Debt Indentures” means, after the respective issuances of any Permitted Subordinated Refinancing Debt, the respective indentures under which the same are issued.

“Senior Unsecured Debt” means (a) the 8.375% Senior Unsecured Notes, (b) the 6.125% Senior Unsecured Notes, (c) the 5.375% Senior Unsecured Notes, (d) the 6.375% Senior Unsecured Notes, (e) the 5.625% Senior Unsecured Notes, (f) the Permitted Senior Unsecured Refinancing Debt and (g) any Indebtedness incurred under Section 7.01(h) (including the senior unsecured Guarantees of such Indebtedness provided by any Guarantor thereunder).

“Senior Unsecured Debt Documents” means the agreements and instruments evidencing or providing for the Senior Unsecured Debt.

“Senior Unsecured Debt Indentures” means the 8.375% Senior Unsecured Note Indenture, the 6.125% Senior Unsecured Note Indenture, the 5.375% Senior Unsecured Note Indenture, the 6.375% Senior Unsecured Note Indenture, the 5.625% Senior Unsecured Note Indenture and the indenture or indentures under which the Senior Unsecured Debt shall be issued.

“Separation Transaction” means the sale or separation of the non-television business of the Holding Company in whole or in part, whether by asset sale or otherwise.

“Series” has the meaning assigned to such term in Section 2.01(c).

“Sixth Restatement Effective Date” means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).

“Sixth Restatement Effective Date Transactions” means (a) the Transactions and (b) the other transactions relating to the foregoing that will occur concurrently (or substantially concurrently) with the Sixth Restatement Effective Date.

“Smith Brothers” means Frederick G. Smith, David D. Smith, J. Duncan Smith and Robert E. Smith.

“Specified Majority Lenders” means, at any time, Lenders (other than the Incremental Tranche B-1 Term Loan Lenders with respect to the Incremental Tranche B-1 Term Loans) having Revolving Exposures, outstanding Term Loans, outstanding Incremental Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans, outstanding Incremental Loans and unused Commitments at such time.

“Specified Person” has the meaning assigned to such term in Section 4.19

“Specified SLB Attributable Debt”  has the meaning assigned to such term in Section 7.17.

“Stations” means the Owned Stations and the Contract Stations.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves)

expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board).  Such reserve percentages shall include those imposed pursuant to such Regulation D.  Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means (a) Subordinated Film Indebtedness and (b) any Permitted Subordinated Refinancing Debt.

“Subordinated Debt Documents” means the agreements and instruments evidencing or providing for Subordinated Debt.

“Subordinated Film Indebtedness” means Film Obligations of the Borrower and its Subsidiaries which are subordinated to the obligations of the Borrower and its Subsidiaries hereunder on terms and conditions, and the other provisions of which are, satisfactory to the Administrative Agent.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled or by the parent and/or one or more subsidiaries of the parent.  “Wholly Owned Subsidiary” means any such corporation, partnership or other entity of which all of such securities or other ownership interests (other than, in the case of a corporation, directors’ qualifying shares) are so owned or controlled.  Notwithstanding anything contained herein to the contrary, (i) no Unrestricted Subsidiary shall be deemed to be a Subsidiary of the Borrower or of a Subsidiary of the Borrower for the purpose of this Agreement except as otherwise expressly provided herein, (ii) each Designated SBG Subsidiary shall be deemed to be a Subsidiary of the Borrower for all purposes of this Agreement (including Articles IV, VI, VII and VIII (unless the context otherwise requires)) and shall comply with the provisions of Section 6.09 or Section 6.10, as applicable, and (iii) each Excluded Non-Media Subsidiary shall be a Subsidiary of the Borrower for all purposes of this Agreement.  Unless otherwise specified, “Subsidiary” means a Subsidiary of the Borrower.

“Subsidiary Guarantor” means, collectively, (a) each of the Subsidiaries of the Borrower (including the Designated SBG Subsidiaries) identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto, (b) each Subsidiary of the Borrower that becomes a “Subsidiary Guarantor” after the date hereof pursuant to Section 6.09 or Section 6.11 and (c) each other SBG Subsidiary Guarantor.

“Supplemental Administrative Agent” has the meaning assigned to such term in Article IX.

“Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any person, any obligation to pay or perform under any Swap.

“Swing Line Exposure” means, at any time, the aggregate principal amount of all Swing Line Loans outstanding at such time.  The Swing Line Exposure of any Lender at any time shall be its Applicable Percentage of the total Swing Line Exposure at such time.

“Swing Line Lender” means JPMCB, in its capacity as lender of Swing Line Loans hereunder.

“Swing Line Loan” means a Loan made pursuant to Section 2.01(d).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Term Loan Commitment” means a Tranche A Term Loan Commitment, a Tranche B Term Loan Commitment or an Incremental Tranche B-1 Term Loan Commitment.

“Term Loan Lender” means a Tranche A Term Loan Lender, a Tranche B Term Loan Lender or Incremental Tranche B-1 Term Loan Lender, as applicable.

“Term Loan Lender Addendum” means, with respect to any Tranche A Term Loan Lender, Tranche B Term Loan Lender or Incremental Tranche B-1 Term Loan Lender, a Term Loan Lender Addendum substantially in the form of the applicable addendum set forth on Exhibit G-1, executed by such Lender  and delivered pursuant to Section 5.01(a).

“Term Loan Maturity Date” means the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date or the Incremental Tranche B-1 Term Loan Maturity Date, as applicable.

“Term Loans” means, collectively, the Tranche A Term Loans, the Tranche B Term Loans and the Incremental Tranche B-1 Term Loans.

“Total Indebtedness” means, as at any date, all Indebtedness of the Borrower and its Subsidiaries outstanding on such date (determined on a consolidated basis without duplication in accordance with GAAP), plus Specified SLB Attributable Debt, minus all Qualifying Balances on such date.

“Total Indebtedness Ratio” means, as at any date, the ratio of (a) Total Indebtedness on such date to (b) EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date.

“Tranche A Term Loan” means the collective reference to the Fifth Restatement Effective Date Tranche A Term Loans and the Delayed Draw Tranche A Term Loans.

“Tranche A Term Loan Commitment” means the collective reference to the Fifth Restatement Effective Date Tranche A Term Loan Commitments and the Delayed Draw Tranche A Term Loan Commitments.

“Tranche A Term Loan Lender” means a Lender with an outstanding Tranche A Term Loan Commitment or an outstanding Tranche A Term Loan.

“Tranche A Term Loan Maturity Date” means April 9, 2018 (or if such date is not a Business Day, the immediately preceding Business Day) or such earlier date as may result from the operation of Section 2.08(b), if applicable.

“Tranche A Term Loan Principal Payment Dates” means (a) the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with the Quarterly Dates falling on or nearest to June 30, 2014, and (b) the Tranche A Term Loan Maturity Date.

“Tranche B Term Loan” means a Loan made pursuant to Section 2.01(b)(i), which shall initially be made as an ABR Loan but thereafter may be an ABR Loan and/or a Eurodollar Loan.

“Tranche B Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan to the Borrower hereunder in a principal amount equal to the amount set forth on Schedule 1.01(b) (or in the case of any Continuing Tranche B Term Loan Lender, the amount of its Existing Tranche B Term Loan continued as a Tranche B Term Loans (as specified in its Term Loan Lender Addendum) pursuant to Section 2.01(b)(i).

“Tranche B Term Loan Lender” means a Lender with an outstanding Tranche B Term Loan Commitment or an outstanding Tranche B Term Loan.

“Tranche B Term Loan Maturity Date” means April 9, 2020 (or if such date is not a Business Day, the immediately preceding Business Day) or such earlier date as may result from the operation of Section 2.08(b), if applicable.

“Tranche B Term Loan Principal Payment Dates” means (a) the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with the Quarterly Dates falling on or nearest to June 30, 2013, and (b) the Tranche B Term Loan Maturity Date.

“Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“TV/Radio Acquisition” means (a) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of substantially all of the assets (including Broadcast Licenses) of a television or radio station in the United States in a single transaction (i.e., not by means of the acquisition of an option for such assets and the subsequent exercise of such option), which for the avoidance of doubt, shall include a transaction as described in Section 6.09(b), (b) (i) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of (x) substantially all of the assets (other than Broadcast Licenses and other property required pursuant to the rules and regulations of the FCC to be sold in connection with the transfer of such Broadcast Licenses) of a television or radio station in the United States and (y) an option to acquire the Broadcast Licenses and such other assets of such television or radio station and (ii) the entering into by the Borrower or any of its Subsidiaries of an agreement contemplated by the definition of “Program Services Agreement” in this Section  with respect to such station and (c) the consummation of the acquisition of assets by the Borrower or any of its Subsidiaries pursuant to the exercise of an option referred to in the preceding clause (b)(i)(y), together with the termination of the related Program Services Agreement referred to in the preceding clause (b)(ii).  As used in this definition, the acquisition of assets shall be deemed to include reference to the acquisition of the voting Capital Stock of the Person that owns such assets and references to the acquisition and exercise of an option to acquire assets shall be deemed to include the acquisition and exercise of the option to acquire voting Capital Stock of the Person that owns such assets.

“TV/Radio Subsidiary” means any Subsidiary acquired in a TV/Radio Acquisition.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Unrestricted Subsidiary” means (a) any Subsidiary (which term, for purposes of this definition, shall refer only to a Subsidiary of Sinclair Television Group, Inc.) which at the time of determination shall be an Unrestricted Subsidiary (as designated by the board of  directors of the Borrower, as provided below) and (b) any Subsidiary of an Unrestricted Subsidiary.  After the Sixth Restatement Effective Date, the Board of Directors of the Borrower may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply: (i) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Non-Recourse Indebtedness and has not guaranteed or otherwise provided credit support at the time of such designation for any Indebtedness of the Borrower or any of its Subsidiaries (other than an Unrestricted Subsidiary); (ii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary shall not violate the provisions of Section 7.07(as if such Investment were deemed made at the time of such designation); (iii) any designation of a Subsidiary as an Unrestricted Subsidiary shall be treated as a Disposition of the assets of such Subsidiary and shall not violate the provisions of Section 7.05(c) or Section 7.09 (as if such Disposition were deemed made at the time of such designation); (iv) after giving pro forma effect to the designation of any Subsidiary as an Unrestricted Subsidiary, the Broadcast Cash Flow attributable to all assets of the Unrestricted Subsidiaries for the twelve month period ending on, or most recently ended prior to, the date of such designation shall not exceed 25% of the Broadcast Cash Flow for the Borrower and its Subsidiaries (including the Unrestricted Subsidiaries) for such period; and (v) no Default shall have occurred and be continuing at the time of such designation or would result therefrom.  If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes hereof.  Any such designation of an Unrestricted Subsidiary by the Board of Directors of the Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a board resolution giving effect to such designation and an officer’s certificate certifying that such designation complies with the foregoing conditions.  The Board of Directors of the Borrower may remove the designation of Unrestricted Subsidiary by giving notice thereof to the Administrative Agent; provided that, immediately after giving effect to the removal of such designation, (x) no Default shall have occurred or be continuing and (y) said removal of such designation shall not violate the provisions of Section 7.04.  As of the Sixth Restatement Effective Date, the Unrestricted Subsidiary is Highwoods Joint Venture.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“US Registered IP” has the meaning assigned to such term in Section 6.11(a)(iii).

“Voluntary Discounted Prepayment” has the meaning assigned to such term in Section 2.21(a).

“Wholly Owned Subsidiary” has the meaning assigned to such term in the definition of “Subsidiary” in this Section.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means the Borrower, any other Obligor and the Administrative Agent.

SECTION 1.02              Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”, a “Swing Line Loan”, a “Term Loan” or an “Incremental Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., an “ABR Revolving Loan”).  Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., an “ABR Revolving Borrowing”).

SECTION 1.03              Call Letters for Stations.  Each use of call letters for any Station herein shall refer to the Station with such call letters, and servicing the market, identified in Schedule 1.01(c).

SECTION 1.04              Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The phrase “unreasonably withheld” shall be deemed to be followed by the phrase “or delayed”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.05              Accounting Terms; GAAP.

(a)                                 Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in paragraph (b) of this Section) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with that used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the first financial statements delivered under Section 6.01, shall mean the financial statements referred to in Section 4.04).  All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with that used in the preparation of the annual or quarterly financial statements furnished to the Lenders pursuant to Section 6.01 (or, prior to the first financial statements delivered under Section 6.01, used in the preparation of the financial statements referred to in Section 4.04) unless (i) the Borrower shall have objected in writing to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the

Required Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 6.01, shall mean the financial statements referred to in Section 4.04).  Notwithstanding anything in this Section to the contrary, all income derived by any Subsidiary or property held for sale (and accounted for as such under GAAP) shall be included in calculating EBITDA for the period prior to the consummation of the sale thereof.  Any lease that would be characterized as an operating lease in accordance with GAAP until the date of a change in GAAP that would require such lease to be re-characterized (on a prospective or retroactive basis or otherwise) as a capitalized lease shall continue to be accounted for as an operating lease (and not as a capitalized lease) for purposes of this Agreement, regardless of any change in GAAP following the Sixth Restatement Effective Date that would otherwise require such lease to be re-characterized (on a prospective or retroactive basis or otherwise) as a capitalized lease.

(b)                                 The Borrower shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 6.01 a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) of this Section, and reasonable estimates of the difference between such statements arising as a consequence thereof.

(c)                                  To enable the ready and consistent determination of compliance with the covenants set forth in Article VII, the Borrower will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

(d)                                 Except as expressly provided herein, (i) all calculations made with respect to any period during which an Acquisition is consummated shall be calculated on a pro forma basis as if such Acquisition had been consummated on the first day of such period and as if any Indebtedness incurred or assumed in connection with such Acquisition were outstanding throughout such period, using such reasonable estimates and pro forma adjustments effected in accordance with generally accepted accounting principles as the Borrower shall propose and the Administrative Agent or Required Lenders shall approve and (ii) all calculations made with respect to any period during which a Disposition is consummated shall be calculated on a pro forma basis as if any such Disposition had been consummated on the first day of such period and as if any prepayments actually made in connection therewith had occurred on the first day of such period using such reasonable estimates and pro forma adjustments effected in accordance with generally accepted accounting principles as the Borrower shall propose and the Administrative Agent shall approve; provided that if the Borrower proposes any such adjustments referred to in the foregoing clause (i) resulting from pro forma expense savings with respect to EBITDA or Broadcast Cash Flow as a result of an Acquisition (x) if the Administrative Agent or Required Lenders do not object to such proposal within 30 days after their receipt thereof, such proposal shall be deemed accepted and (y) if the Administrative Agent or the Required Lenders do object to such proposal within 30 days after their receipt thereof, EBITDA or Broadcast Cash Flow, as the case may be, for the relevant period shall be deemed for purposes hereof to be equal to the sum of EBITDA or Broadcast Cash Flow, as the case may be, for the Borrower and its Subsidiaries for such period plus the corresponding accounting items for the Person or assets that are the subject of such Acquisition.  Notwithstanding the foregoing, if, prior to giving effect to any proposed pro forma adjustments arising from pro forma expense savings, a Default would occur as a result of an Acquisition, such adjustment shall require approval of the Required Lenders prior to the consummation of such Acquisition.

ARTICLE II

THE CREDITS

SECTION 2.01                               The Credits.

(a)                                 Revolving Loans.  Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period for such Lender in an aggregate principal amount that will not result in (i) such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or (ii) the total Revolving Exposures exceeding the total Revolving Commitments.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

(b)                                 Term Loans.

(i)                                     Subject to the terms and conditions set forth herein (including Section 5.02), each Tranche B Term Loan Lender agrees to make a single Tranche B Term Loan to the Borrower, on the Fifth Restatement Effective Date, in a principal amount equal to such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment.  Notwithstanding the foregoing, subject to the consent of the Borrower and the Administrative Agent, each Existing Tranche B Term Loan Lender may elect to continue its Existing Tranche B Term Loan as a Tranche B Term Loan under this Agreement by indicating such an election on a Term Loan Lender Addendum delivered to the Administrative Agent on or prior to the Fifth Restatement Effective Date.  All such continuations shall be deemed to be part of the Borrowing of Tranche B Term Loans on the Fifth Restatement Effective Date for all purposes hereunder. Amounts repaid or prepaid in respect of Tranche B Term Loans may not be reborrowed.

(ii)                                  Subject to the terms and conditions set forth herein (including Section 5.02), each Fifth Restatement Effective Date Tranche A Term Loan Lender agrees to make a single Fifth Restatement Effective Date Tranche A Term Loan to the Borrower, on the Fifth Restatement Effective Date, in a principal amount equal to such Fifth Restatement Effective Date Tranche A Term Loan Lender’s Fifth Restatement Effective Date Tranche A Term Loan Commitment.  Notwithstanding the foregoing, subject to the consent of the Borrower and the Administrative Agent, each Existing Tranche A Term Loan Lender may elect to continue its Existing Tranche A Term Loan as a Fifth Restatement Effective Date Tranche A Term Loan under this Agreement by indicating such an election on a Term Loan Lender Addendum delivered to the Administrative Agent on or prior to the Fifth Restatement Effective Date.  All such continuations shall be deemed to be part of the Borrowing of Fifth Restatement Effective Date Tranche A Term Loans on the Fifth Restatement Effective Date for all purposes hereunder.

(iii)                               Subject to the terms and conditions set forth herein (including Section 5.02), each Delayed Draw Tranche A Term Loan Lender agrees to make a Delayed Draw Tranche A Term Loan to the Borrower, on up to four occasions during the Delayed Draw Tranche A Term Loan Commitment Period, in an aggregate principal amount not to exceed such Delayed Draw Tranche A Term Loan Lender’s Delayed Draw Tranche A Term Loan Commitment. Amounts repaid or prepaid in respect of Tranche A Term Loans may not be reborrowed.

(iv)                              Subject to the terms and conditions set forth herein (including Section 5.02), each Incremental Tranche B-1 Term Loan Lender agrees to make a single Incremental

Tranche B-1 Term Loan to the Borrower, on the Sixth Restatement Effective Date, in a principal amount equal to such Incremental Tranche B-1 Term Loan Lender’s Incremental Tranche B-1 Term Loan Commitment.  The Incremental Tranche B-1 Term Loans shall be “Loans”, “Term Loans” and “Incremental Loans” for all purposes of this Agreement and the other Loan Documents.  Amounts repaid or prepaid in respect of the Incremental Tranche B-1 Term Loans may not be reborrowed.

(c)                                  Incremental Loans.  The Borrower may at any time or from time to time after the Sixth Restatement Effective Date (after having given effect to the Borrowing of the Incremental Tranche B-1 Term Loans thereon), by written notice to the Administrative Agent as provided below, request one or more Lenders (including Persons who shall become Incremental Lenders pursuant to this Section 2.01(c)) to (x) provide additional Term Loans or increase the amount of their Term Loans and/or (y) establish one or more additional tranches of term loans hereunder (collectively, the “Incremental Loans”); provided that (i) the aggregate amount of Incremental Loans shall not exceed (A) $400,000,000 (the “Incremental Starter Amount”) less any Permitted Additional Indebtedness incurred pursuant to Section 7.01(m) and any Guarantees incurred pursuant to Section 7.01(e)(ii)(A)(x) plus (B) additional amounts so long as both at the time of any such request and upon the effectiveness of any Incremental Loan Amendment with respect to an Incremental Loan pursuant to this Section 2.01(c)(i)(B) the First Lien Indebtedness Ratio (determined on a pro forma basis as of the relevant determination date as if such Incremental Loans pursuant to this Section 2.01(c)(i)(B) had been outstanding on the most recent period of four consecutive fiscal quarters) shall not be greater than 3.75 to 1.00; (ii) each Person which the Borrower shall request to make an Incremental Loan shall be subject to the prior consent of the Administrative Agent (such consent not to be unreasonably withheld); (iii) each tranche of Incremental Loans shall be in an aggregate principal amount that is not less than $10,000,000 (or such lesser amount that represents all of the remaining availability under the limits set forth in clause (i) above); (iv) except for Incremental Loans requested under clause (x) above that are Tranche A Term Loans, the Incremental Loan Maturity Date of the Incremental Loans of any Series shall not be earlier than the Tranche B Term Loan Maturity Date (except that the scheduled final maturity of such Incremental Loans may be accelerated pursuant to Section 2.08(b)), and the Average Life to Maturity of the Incremental Loans shall be greater than the Average Life to Maturity of the Tranche B Term Loans (except that Incremental Loans shall be entitled to participate, to the extent provided in Section 2.09(b), in mandatory prepayments); and (v) except as otherwise provided in Section 6.09(a), the Borrower shall within 30 days after the date a Person becomes a TV/Radio Subsidiary cause the Collateral and Guarantee Requirement to be satisfied with respect to such TV/Radio Subsidiary. Such notice shall specify (w) the amount of such Incremental Loans and the Person or Persons to provide such Incremental Loans, (x) the date on which such Incremental Loans shall be made, (y) the Incremental Loan Maturity Date and the Incremental Loan Principal Payment Dates (if any) for such Incremental Loans and (z) the Applicable Margin that will apply to such Incremental Loans and (if applicable) the rate of the commitment fee, if any, payable by the Borrower in respect of the commitment to make such Incremental Loans, together with such other information reasonably requested by the Administrative Agent in connection therewith.  Amounts prepaid in respect of Incremental Loans may not be reborrowed.  Notwithstanding anything herein to the contrary, no Lender shall be obligated to provide any Incremental Loans.

Any Person or Persons shall become an Incremental Lender hereunder upon execution and delivery to the Administrative Agent of an Incremental Loan Amendment (in form reasonable satisfactory to the Administrative Agent) by such Person or Persons, the Borrower and the Administrative Agent; provided that the effectiveness of such Incremental Loan Amendment shall be subject to the satisfaction of each of the conditions set forth in this Section and Sections 5.02 and 5.03 (it being understood that all references to “date of such Borrowing” or similar language in Section 5.02 shall be deemed to refer to the effective date of such Incremental Loan Amendment) and such other conditions as the parties to such Incremental Loan Amendment shall agree.  The Incremental Loans made pursuant to the same Incremental Loan Amendment shall be deemed to be a separate series (each a “Series”) of Incremental Loans for all purposes of this Agreement.

(d)                                 Swing Line Loans.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make Swing Line Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swing Line Loans exceeding $10,000,000 or (ii) the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swing Line Lender shall not be required to make a Swing Line Loan to refinance an outstanding Swing Line Loan.  Each Swing Line Loan shall be an ABR Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swing Line Loans.

To request a Swing Line Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swing Line Loan.  Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swing Line Loan.  The Administrative Agent will promptly advise the Swing Line Lender of any such notice received from the Borrower.  The Swing Line Lender shall make each Swing Line Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swing Line Lender (or, in the case of a Swing Line Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(f), by remittance to the Issuing Lender) by 3:00 p.m., New York City time, on the requested date of such Swing Line Loan.

The Swing Line Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swing Line Loans outstanding.  Such notice to the Administrative Agent shall specify the aggregate amount of Swing Line Loans in which Revolving Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Percentage of such Swing Line Loan or Loans.  Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for account of the Swing Line Lender, such Revolving Lender’s Applicable Percentage of such Swing Line Loan or Loans.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swing Line Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.05 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swing Line Lender the amounts so received by it from the Revolving Lenders.  The Administrative Agent shall notify the Borrower of any participations in any Swing Line Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swing Line Loan shall be made to the Administrative Agent and not to the Swing Line Lender.  Any amounts received by the Swing Line Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swing Line Loan after receipt by the Swing Line Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swing Line Lender, as their interests may appear.  The purchase of participations in a Swing Line Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

SECTION 2.02                                      Loans and Borrowings.

(a)                                 Obligations of Lenders.  Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)                                 Type of Loans.  Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)                                  Minimum Amounts; Limitation on Number of Borrowings.  At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount of $1,000,000 or a larger multiple of $100,000.  At the time that each ABR Borrowing (including each Swing Line Borrowing) is made, such Borrowing shall be in an aggregate amount equal to $1,000,000 or a larger multiple of $100,000; provided that an ABR Borrowing (including a Swing Line Borrowing) may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of the applicable Class or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(f).  Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

SECTION 2.03                                      Requests for Borrowings.  To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing (other than a Swing Line Borrowing), not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing (except that with respect to the Incremental Tranche B-1 Term Loans and (if any) Revolving Loans requested to be made on the Sixth Restatement Effective Date, the Borrower may make such request for such Loans not later than 12:00 noon, New York City time, on such date).  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly (but in no event later than the day on which such telephonic request was made) by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)                                     whether the requested Borrowing is to be a Revolving Borrowing or Term Borrowing;

(ii)                                  the aggregate amount of the requested Borrowing;

(iii)                               the date of such Borrowing, which shall be a Business Day;

(iv)                              whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(v)                                 in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vi)                              the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing (other than a Swing Line Borrowing).  If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04                                      Letters of Credit.

(a)                                 General.  Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request the Issuing Lender to issue, at any time and from time to time during the Revolving Availability Period, Letters of Credit for its own account in such form as is acceptable to the Issuing Lender in its reasonable determination.  Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments.  The letters of credit issued and outstanding under the Existing Credit Agreement on the Sixth Restatement Effective Date as described on Schedule 2.04(a) (the “Existing Letters of Credit”) shall be deemed to be “Letters of Credit” for all purposes of this Agreement and the other Loan Documents (and, for avoidance of doubt, the interests and participations therein of all the Revolving Lenders in the Existing Letters of Credit as of the Sixth Restatement Effective Date shall be deemed re-allocated ratably in proportion to their respective Revolving Commitments as of such date).

(b)                                 Notice of Issuance, Amendment, Renewal or Extension.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the Issuing Lender, the Borrower also shall submit a letter of credit application on the Issuing Lender’s standard form in connection with any request for a Letter of Credit.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(c)                                  Limitations on Amounts.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure of the Issuing Lender (determined for these purposes without giving effect to the participations therein of the Revolving Lenders pursuant to paragraph (e) of this Section) shall not exceed $10,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

(d)                                 Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date twelve months after the date of issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within three months of such then-current expiration date) and (ii) the date that is five Business Days prior to the Revolving Maturity Date, provided that, notwithstanding clause (i) above (but subject to clause (ii) above), a Letter of Credit may have an expiration date of longer than twelve months if it shall be requested by the Borrower to support an obligation having a corresponding term (provided that the Issuing Lender may require that such Letter of Credit include customary early termination rights (which shall in any event permit the respective beneficiary thereof to draw the full amount of such Letter of Credit upon receipt of notice of termination from the Issuing Lender)).

(e)                                  Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender or the Revolving Lenders, the Issuing Lender hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit on the terms provided herein or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Lender, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Lender promptly upon the request of the Issuing Lender at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason.   Each such payment shall be made in the same manner as provided in Section 2.08 with respect to Loans made by such Revolving Lender (and Section 2.08 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Revolving Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to paragraph (f) of this Section, the Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that the Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Revolving Lenders and the Issuing Lender as their interests may appear.  Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f)                                   Reimbursement.  If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the Issuing Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., New York City time, on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing or a Swing Line Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swing Line Loan.

If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof.

(g)                                  Obligations Absolute.  The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

Neither the Administrative Agent, the Revolving Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that:

(i)                                     the Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

(ii)                                  the Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

(iii)                               this sentence shall establish the standard of care to be exercised by the Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

(h)                                 Disbursement Procedures.  The Issuing Lender shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The Issuing Lender shall promptly after such examination notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Lender and the Revolving Lenders with respect to any such LC Disbursement.

(i)                                     Interim Interest.  If the Issuing Lender shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.11(c) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section to reimburse the Issuing Lender shall be for the account of such Revolving Lender to the extent of such payment.

(j)                                    Replacement of the Issuing Lender.  The Issuing Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender.  The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Lender.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Lender pursuant to Section 2.10(b).  From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the replaced Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require.  After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(k)                                 Cash Collateralization.  If an Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Loans has been accelerated, Required Revolving Lenders with LC Exposure representing more than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall immediately deposit into a Collateral Account an amount in cash equal to 105% of the LC Exposure as of such date plus any accrued and unpaid interest thereon and any accrued and unpaid fees under Section 2.10(b); provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (g) or (h) of Article VIII.  Such deposit shall be held by the Administrative Agent in such Collateral Account as collateral in the first instance for the LC Exposure under this Agreement and thereafter for the payment of the “Secured Obligations” under and as defined in the Security Agreement, and for these purposes the Borrower hereby grants a security interest to the Administrative Agent for the benefit of the Lenders in such Collateral Account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein.

(l)                                     Deliveries.  Promptly following the end of each calendar quarter, the Issuing Lender shall deliver (through the Administrative Agent) to each Revolving Lender and the Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such quarter.  Upon the request of any Revolving Lender from time to time, the Issuing Lender shall deliver any other information reasonably requested by such Revolving Lender with respect to each Letter of Credit then outstanding.

SECTION 2.05                                      Funding of Borrowings.

(a)                                 Funding by Lenders.  Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, provided that Swing Line Loans shall be made as provided in Section 2.01(d).  The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(f) shall be remitted by the Administrative Agent to the Issuing Lender.

(b)                                 Presumption by the Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

SECTION 2.06                                      Interest Elections.

(a)                                 Elections by the Borrower for Borrowing.  Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.  This Section shall not apply to Swing Line Borrowings, which may not be converted or continued.

(b)                                 Notice of Elections.  To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c)                                  Information in Interest Election Requests.  Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)                                     the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

(ii)                                  the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)                               whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)                              if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)                                 Notice by the Administrative Agent to Lenders.  Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)                                  Failure to Elect; Events of Default.  If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing (other than a Swing Line Borrowing).  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing (other than a Swing Line Borrowing) at the end of the Interest Period applicable thereto.

(f)                                   Limitations on Lengths of Interest Periods.  Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or continue as a Eurodollar Borrowing:  (i) any Revolving Borrowing if the Interest Period requested with respect thereto would begin before and end after the Revolving Maturity Date; (ii) any Term Borrowing if the Interest Period requested with respect thereto would end after the Term Loan Maturity Date therefor; (iii) any Tranche A Term Loan or Tranche B Term Loan if the Interest Period therefor would commence before and end after any Tranche A Term Loan Principal Payment Date or Tranche B Term Loan Principal Payment Date, as applicable, unless, after giving effect thereto, the aggregate principal amount of the Tranche A Term Loans having Interest Periods that end after such Tranche A Term Loan Principal Payment Date or the aggregate principal amount of the Tranche B Term Loans having Interest Periods that end after such Tranche B Term Loan Principal Payment Date, as applicable, shall be equal to or less than the aggregate principal amount of the Tranche A Term Loans or the Tranche B Term Loans, as applicable, permitted to be outstanding after giving effect to the payments of principal required to be made on such Tranche A Term Loan Principal Payment Date or Tranche B Term Loan Principal Payment Date, as applicable; (iv) any Incremental Loan of any Series if the Interest Period requested with respect thereto would end after the Incremental Loan Maturity Date for such Series; or (v) any Incremental Loan of any Series if the Interest Period therefor would commence before and end after any Incremental Loan Principal Payment Date for such Series unless, after giving effect thereto, the aggregate principal amount of the Incremental Loans of such Series having Interest Periods that end after such Incremental Loan Principal Payment Date shall be equal to or less than the aggregate principal amount of the Incremental Loans of such Series permitted to be outstanding after giving effect to the payments of principal required to be made on such Incremental Loan Principal Payment Date.

SECTION 2.07                                      Termination and Reduction of the Commitments.

(a)                                 Scheduled Termination.  Unless previously terminated, (i)  the Incremental Tranche B-1 Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Sixth Restatement Effective Date, (ii) the Delayed Draw Tranche A Term Loan Commitments shall terminate at the earlier of (A) 5:00 p.m., New York City time, on the last day of the Delayed Draw Tranche A Term Loan Commitment Period and (B) the date on which such Delayed Draw Tranche A Term Loan Commitments have been fully utilized and (iii) the Revolving Commitment of each Revolving Lender shall terminate on the Revolving Maturity Date.

(b)                                 [Reserved].

(c)                                  Voluntary Termination or Reduction.  The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class pursuant to this Section shall be in an amount that is $5,000,000 or a larger multiple of $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the total Revolving Exposures would exceed the total Revolving Commitments.  The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments of any Class under this paragraph (c) at least two Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(d)                                 Effect of Termination or Reduction.  Any termination or reduction of the Commitments of any Class shall be permanent.  Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.08                                      Repayment of Loans; Evidence of Debt.

(a)                                 Repayment.  The Borrower hereby unconditionally promises to pay the Loans as follows:

(i)                                     to the Administrative Agent for the account of each Revolving Lender the outstanding principal amount of each Revolving Loan of such Revolving Lender on the Revolving Maturity Date;

(ii)                                  to the Administrative Agent for the account of each Tranche A Term Loan Lender the outstanding principal amount of the Tranche A Term Loan of such Lender on each Tranche A Term Loan Principal Payment Date set forth below in an aggregate principal amount equal to the percentage of the aggregate principal amount of the Tranche A Term Loans outstanding immediately following (A) the Delayed Draw Tranche A Term Loan Commitment Period in the case of the Fifth Restatement Effective Date Tranche A Term Loans and Delayed Draw Tranche A Term Loans and (B) the Incremental Tranche A Delayed Draw Period (as defined in Incremental Loan Amendment 1A, dated as of October 23, 2013) in the case of the Incremental Tranche A Term Loans (as defined in Incremental Loan Amendment 1A, dated as of October 23, 2013) set forth opposite such Tranche A Term Loan Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

Tranche A Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
June 30, 2014	1.875
September 30, 2014	1.875
December 31, 2014	1.875
March 31, 2015	1.875
June 30, 2015	2.50
September 30, 2015	2.50
December 31, 2015	2.50
March 31, 2016	2.50
June 30, 2016	3.125
September 30, 2016	3.125
December 31, 2016	3.125
March 31, 2017	3.125
June 30, 2017	3.125
September 30, 2017	3.125
December 31, 2017	3.125
March 31, 2018	3.125
Tranche A Term Loan Maturity Date	All remaining unpaid principal of the Tranche A Term Loan

; provided that the outstanding principal amount of the Tranche A Term Loan of each Converting Tranche A Term Loan Lender shall be recalculated on the Sixth Restatement Effective Date after giving effect to the provisions of Section 2.20;

(iii)                               to the Administrative Agent for the account of each Tranche B Term Loan Lender the outstanding principal amount of the Tranche B Term Loan of such Lender on each Tranche B Term Loan Principal Payment Date set forth below in an aggregate principal amount equal to the percentage of the aggregate original principal amount of the Tranche B Term Loans outstanding (A) as of the Fifth Restatement Effective Date in the case of the Tranche B Term Loans made on the Fifth Restatement Effective Date and (B) as of the Incremental Tranche B Facility Effective Date (as defined in Incremental Loan Amendment 1B, dated as of October 23, 2013) in the case of the Incremental Tranche B Term Loans (as defined in Incremental Loan Amendment 1B, dated as of October 23, 2013) set forth opposite such Tranche B Term Loan Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

Tranche B Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
June 30, 2013	0.25
September 30, 2013	0.25
December 31, 2013	0.25
March 31, 2014	0.25
June 30, 2014	0.25
September 30, 2014	0.25
December 31, 2014	0.25
March 31, 2015	0.25
June 30, 2015	0.25
September 30, 2015	0.25
December 31, 2015	0.25
March 31, 2016	0.25
June 30, 2016	0.25
September 30, 2016	0.25
December 31, 2016	0.25
March 31, 2017	0.25
June 30, 2017	0.25
September 30, 2017	0.25
December 31, 2017	0.25
March 31, 2018	0.25
June 30, 2018	0.25
September 30, 2018	0.25
December 31, 2018	0.25
March 31, 2019	0.25
June 30, 2019	0.25
September 30, 2019	0.25
December 31, 2019	0.25
March 30, 2020	0.25
Tranche B Term Loan Maturity Date	All remaining unpaid principal of the Tranche B Term Loan

(iv)                              to the Administrative Agent for the account of each Incremental Tranche B-1 Term Loan Lender the outstanding principal amount of the Incremental Tranche B-1 Term Loan of such Lender on each Incremental Tranche B-1 Term Loan Principal Payment Date set forth below in an aggregate principal amount equal to the percentage of the aggregate original principal amount of the Incremental Tranche B-1 Term Loans outstanding as of the Sixth Restatement Effective Date in the case of the Incremental Tranche B-1 Term Loans set forth opposite such Incremental Tranche B-1 Term Loan Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

Incremental Tranche B-1 Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
September 30, 2015	0.25
December 31, 2015	0.25
March 31, 2016	0.25
June 30, 2016	0.25
September 30, 2016	0.25

Incremental Tranche B-1 Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
December 31, 2016	0.25
March 31, 2017	0.25
June 30, 2017	0.25
September 30, 2017	0.25
December 31, 2017	0.25
March 31, 2018	0.25
June 30, 2018	0.25
September 30, 2018	0.25
December 31, 2018	0.25
March 31, 2019	0.25
June 30, 2019	0.25
September 30, 2019	0.25
December 31, 2019	0.25
March 31, 2020	0.25
June 30, 2020	0.25
September 30, 2020	0.25
December 31, 2020	0.25
March 31, 2021	0.25
June 30, 2021	0.25
Incremental Tranche B-1 Term Loan Maturity Date	All remaining unpaid principal of the Incremental Tranche B-1 Term Loan

(v)                                 to the Administrative Agent for the account of each Incremental Lender of any Series, the outstanding principal amount of each Incremental Loan of such Lender on the Incremental Loan Principal Payment Dates for such Series and in such amounts as shall be agreed upon pursuant to Section 2.01(c) pursuant to the related Incremental Loan Amendment for such Series (subject to adjustment pursuant to paragraph (b) of this Section); and

(vi)                              to the Swing Line Lender the then outstanding principal amount of each Swing Line Loan on the earlier of the Revolving Maturity Date and the first date after such Swing Line Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swing Line Loan is made, provided that (A) on each date a Revolving Borrowing is made, the Borrower shall repay all Swing Line Loans then outstanding and (B) the Borrower shall repay all Swing Line Loans outstanding on the Revolving Maturity Date.

(b)                                 Adjustment of Amortization Schedule.  (i) Notwithstanding anything to the contrary in this Agreement, if on any date (the “Test Date”) (x) the maturity date for any of the then outstanding Other Debt shall fall within 91 days of the Test Date, (y) an amount in excess of $100,000,000 of the outstanding principal amount of such Other Debt shall remain outstanding and (z) the First Lien Indebtedness Ratio is in excess of 2.50 to 1.00, then each Revolving Maturity Date, each Term Loan Maturity Date and each Incremental Loan Maturity Date shall automatically be accelerated to the Test Date and all of the Loans shall thereupon be due and payable on the Test Date, together with all interest and fees accrued thereon or in respect thereof and any amounts payable pursuant hereto, including Sections 2.13, 2.14 and 2.15.

(ii)                                  Prepayments of Term Loans or Incremental Loans shall be applied in the order specified in Section 2.09(a) or Section 2.09(b)(iii), as applicable.  To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date for such Term Loans.  To the extent not previously paid, all Incremental Loans of any Series shall be due and payable on the Incremental Loan Maturity Date for such Series.

(c)                                  Manner of Payment.  Prior to any repayment or prepayment of any Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be paid and shall notify the Administrative Agent (and, in the case of repayment or prepayment of a Swing Line Loan, the Swing Line Lender) by telephone (confirmed by telecopy) of such selection not later than 10:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings of any Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class.  If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first).

(d)                                 Maintenance of Loan Accounts by Lenders.  Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(e)                                  Maintenance of Loan Accounts by the Administrative Agent.  The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(f)                                   Effect of Loan Accounts.  The entries made in the accounts maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(g)                                  Promissory Notes.  Any Lender may request that Loans of any Class made by it be evidenced by a promissory note.  In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.09              Prepayment of Loans.

(a)                                 Optional Prepayments.  The Borrower shall have the right at any time and from time to time to prepay any Borrowing of any Class in whole or in part, subject to the requirements of this Section.  Any prepayment of the Loans of such Class pursuant to this paragraph shall be applied ratably to the then outstanding Loans of such Class and, in each case, ratably to the respective remaining installments thereof.  Any partial prepayment shall be in an amount that is $1,000,000 or a larger multiple of $100,000.

(b)                                 Mandatory Prepayments in Respect of Asset Sales and Recovery Events. The Borrower will prepay the Loans and/or reduce the Revolving Commitments, as follows:

(i)                                     Assets Sales and Recovery Events.  If the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Prepayment Asset Sale or Recovery Event which, taken together with the Net Cash Proceeds for all prior such Prepayment Events from and after the Sixth Restatement Effective Date as to which a prepayment has not yet been made under this paragraph, shall exceed $5,000,000 in the aggregate (such excess amount, the “Excess Disposition Proceeds”), then (unless a Reinvestment Notice shall have been delivered in respect such Prepayment Asset Sale or Recovery Event) an amount equal to the Relevant Percentage of such Excess Disposition Proceeds shall be applied on each Relevant Application Date toward the prepayment of the Loans and/or the reduction of the Revolving Commitments as set forth in paragraph (b)(iii) of this Section; provided that on each Reinvestment Prepayment Date, an amount equal to the Relevant Percentage of the Reinvestment Prepayment Amount with respect to such Prepayment Asset Sale or Recovery Event, as the case may be, shall be so applied to the prepayment of the Loans and/or the reduction of the Revolving Commitments as set forth in paragraph (b)(iii) of this Section.  If the Borrower shall have provided a Reinvestment Notice with respect to the Net Cash Proceeds of any Prepayment Asset Sale or Recovery Event, the Borrower shall promptly deposit and thereafter maintain such Net Cash Proceeds in a deposit account of the Borrower for which an account control agreement shall be in effect with the relevant depositary bank and the Administrative Agent pursuant to the Security Agreement pending the application of such proceeds in accordance with such Reinvestment Notice (or as otherwise required to be applied pursuant to this Section).

(ii)                                  Certain Debt Incurrence.  If the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any issuance or incurrence of Indebtedness constituting a Prepayment Event, then an amount equal to the Relevant Percentage of such Net Cash Proceeds shall be applied on each Relevant Application Date toward the prepayment of the Loans and/or the reduction of the Revolving Commitments as set forth in paragraph (b)(iii) of this Section.

(iii)                               Application.  Each such prepayment pursuant to this paragraph (b) shall be applied, first, ratably to the then outstanding Tranche A Term Loans, Tranche B Term Loans and Incremental Loans and, in each case, in the inverse order of their respective maturities, and, second, to reduce permanently the Revolving Commitments.  Any such reduction of the Revolving Commitments shall be accompanied by prepayment of the Revolving Loans and/or Swing Line Loans to the extent, if any, that the total Revolving Exposure exceeds the total Revolving Commitments as so reduced, provided that if the aggregate principal amount of Revolving Loans and Swing Line Loans then outstanding is less than the amount of such excess (because LC Exposure constitutes a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or cash collateralize such LC Exposure with respect thereto in accordance with Section 2.04(k).

(c)                                  Notices, Etc.  The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any optional prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 10:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07.  Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment.  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and shall be made in the manner specified in Section 2.08(c).

(d)                                 Prepayment Premium.  In the event that the Borrower (i) prepays, refinances, substitutes or replaces any Incremental Tranche B-1 Term Loans in connection with a Repricing Transaction, or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Incremental Tranche B-1 Term Loan Lenders, a prepayment fee equal to 1.0% of the aggregate principal amount of such prepayment (or, in the case of clause (ii) above, of the aggregate amount of Incremental Tranche B-1 Term Loans outstanding immediately prior to such amendment) if made on or prior to the date that is six months after the Sixth Restatement Effective Date.

SECTION 2.10                              Fees.

(a)                                 Commitment Fee.  The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Revolving Commitment Fee Rate with respect to such Revolving Lender (subject to paragraph (d) of this Section) on the average daily unused amount of its Revolving Commitment during the period from and including the Sixth Restatement Effective Date to but excluding the earlier of the date such Revolving Commitment terminates and the Revolving Maturity Date with respect to such Revolving Commitment.  Accrued commitment fees shall be payable in arrears on each Quarterly Date and the earlier of the date such Revolving Commitment terminates and such Revolving Maturity Date, commencing on the first such date to occur after the date hereof.  All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  For purposes of computing commitment fees, the Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans, LC Exposure of such Lender and, with respect to the outstanding Swing Line Loans (if any), the aggregate amount of participations therein that have been funded by the Lenders in accordance with the last paragraph of Section 2.01(d).

(b)                                 Letter of Credit Fees.  The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Letter of Credit Fee Rate for such Revolving Lender on the average daily amount of such Revolving Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Sixth Restatement Effective Date to but excluding the later of the date on which such Revolving Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Lender a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Lender on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Sixth Restatement Effective Date to but excluding the later of the date of termination of all of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Lender’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Sixth Restatement Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments of the Revolving Lenders, terminate and any such fees accruing after the date on which such Revolving Commitments terminate shall be payable on demand.  Any other fees payable to the Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)                                  Administrative Agent Fees.  The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(d)                                 [Reserved].

(e)                                  Payment of Fees.  All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Lender, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto.  Fees paid shall not be refundable under any circumstances.

SECTION 2.11                                      Interest.

(a)                                 ABR Loans.  The Loans comprising each ABR Borrowing (including each Swing Line Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

(b)                                 Eurodollar Loans.  The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c)                                  Default Interest.  Notwithstanding the foregoing, during any period that a Post-Default Condition exists (whether or not the same is thereafter cured), the Borrower hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender (whether or not then due), on any reimbursement obligation in respect of an LC Disbursement owing to such Lender and on any other amount then due and payable by the Borrower hereunder.

(d)                                 Payment of Interest.  Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the relevant Revolving Commitments, respectively; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the Revolving Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the current Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

(e)                                  Computation.  All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed

(including the first day but excluding the last day).  The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.12                                      Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)                                 the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b)                                 if such Borrowing is of a particular Class of Loans, the Administrative Agent is advised by the Required Lenders of such Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing (other than a Swing Line Borrowing).

SECTION 2.13                                      Increased Costs.

(a)                                 Increased Costs Generally.  If any Change in Law shall:

(i)                                     subject any Lender or the Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit or any Eurodollar Loan made by it, its deposits, reserves or other liabilities or capital attributable thereto, or change the basis of taxation of payments to such Lender or Issuing Lender in respect thereof (except for Indemnified Taxes covered by Section 2.15 and changes in the rate of tax on the overall net income of such Lender or Issuing Lender);

(ii)                                  impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender; or

(iii)                               impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

(b)                                 Capital Requirements.  If any Lender or the Issuing Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered.

(c)                                  Certificates from Lenders.  A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)                                 Delay in Requests.  Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 45 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 45-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.14                                      Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.09(c) and is revoked in accordance herewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an Affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.15                                      Taxes.

(a)                                 Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Withholding Agent shall be required to deduct or withhold any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable by the Borrower shall be increased as necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Withholding Agent shall make such deductions or withholdings and (iii) such Withholding Agent shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)                                 Payment of Other Taxes by the Borrower.  In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)                                  Indemnification by the Borrower.  The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

(d)                                 Indemnification by the Lender.  Each Lender shall indemnify the Administrative Agent for the full amount of any Taxes that are attributable to such Lender and that are payable or paid by the Administrative Agent, together with all interest, penalties, reasonable costs and expenses arising therefrom or with respect thereto, as determined by the Administrative Agent in good faith. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

(e)                                  Evidence of Payments.  As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.15, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)                                   Lender Forms.  Any Lender that is a “United States Person” as defined in Section 7701(a)(3) of the Code shall deliver to the Borrower and Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed copies of U.S. Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal withholding and backup withholding tax.  Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.  Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(g)                                  If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

SECTION 2.16                                      Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)                                 Payments by the Obligors.  Each Obligor shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.13, 2.14 or 2.15, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except as otherwise expressly provided in the relevant Loan Document, and except payments to be made directly to the Issuing Lender or the Swing Line Lender as expressly provided herein and except that payments pursuant to Sections 2.13, 2.14, 2.15 and 10.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein) shall be made in dollars.

(b)                                 Application of Insufficient Payments.  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c)                                  Pro Rata Treatment.  Except to the extent otherwise provided herein:  (i) each Borrowing of a particular Class shall be made from the relevant Lenders, each payment of commitment fee under Section 2.10 shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.07 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (ii) each Borrowing of any Class shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Revolving Loans, Term Loans and Incremental Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (iv) each payment of interest on Revolving Loans, Term Loans and Incremental Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

(d)                                 Sharing of Payments by Lenders.  If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swing Line Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swing Line Loans and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swing Line Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swing Line Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Obligor pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Obligor rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Obligor in the amount of such participation.

(e)                                  Presumptions of Payment.  Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

(f)                                   Certain Deductions by the Administrative Agent.  If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(e) or (f), 2.05(b) or 2.16(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent hereunder for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.17                                      Mitigation Obligations; Replacement of Lenders.

(a)                                 Designation of a Different Lending Office.  If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)                                 Replacement of Lenders.  If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender becomes a Defaulting Lender, or if any Lender does not agree to any request by the Borrower for a consent, approval, amendment or waiver hereunder that requires the consent or approval of all of the Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Lender and the Swing Line Lender), which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swing Line Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.18                                      Defaulting Lender.

Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then so long as such Revolving Lender is a Defaulting Lender:  (a) if any Swing Line Exposure or LC Exposure exists at the time a Revolving Lender becomes a Defaulting Lender, the Borrower shall within one Business Day following notice by the Administrative Agent (i) first, prepay such Swing Line Exposure (or, if the Swing Line Lender shall agree, cash collateralize 100% of such Defaulting Lender’s Swing Line Exposure therein and otherwise in accordance with the procedures set forth in Section 2.04(k) for so long as such Swing Line Exposure is outstanding) and (ii) second, cash collateralize such Defaulting Lender’s LC Exposure in an amount equal to 100% of such LC Exposure and otherwise in accordance with the procedures set forth in Section 2.04(k) for so long as such LC Exposure is outstanding; and (b) the Swing Line Lender shall not be required to fund any Swing Line Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of

Credit, unless it is satisfied that the related exposure therein of such Defaulting Lender will be 100% cash collateralized by the Borrower in accordance with this Section.

SECTION 2.19                                      Extensions of Term Loans and Revolving Commitments.

(a)  Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of Term Loans with a like maturity date or Revolving Commitments with a like maturity date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Term Loans or Revolving Commitments with a like maturity date, as the case may be) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Term Loans and/or Revolving Commitments and otherwise modify the terms of such Term Loans and/or Revolving Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Term Loans and/or Revolving Commitments (and related outstandings) and/or modifying the amortization schedule in respect of such Lender’s Term Loans) (each, an “Extension”, and each group of Term Loans or Revolving Commitments, as applicable, in each case as so extended, as well as the original Term Loans and the original Revolving Commitments (in each case not so extended), being a “tranche”; any Extended Term Loans shall constitute a separate tranche of Term Loans from the tranche of Term Loans from which they were converted, and any Extended Revolving Commitments shall constitute a separate tranche of Revolving Commitments from the tranche of Revolving Commitments from which they were converted), so long as the following terms are satisfied: (i) no Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders, (ii) except as to pricing (interest rate, fees, funding discounts and prepayment premiums) and maturity (which shall be set forth in the relevant Extension Offer), the Revolving Commitment of any Revolving Lender that agrees to an Extension with respect to such Revolving Commitment (an “Extending Revolving Lender”) extended pursuant to an Extension (an “Extended Revolving Commitment”), and the related outstandings, shall be a Revolving Commitment (or related outstandings, as the case may be) with the same terms as the original Revolving Commitments (and related outstandings); provided that (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Extended Revolving Commitments (and related outstandings), (B) repayments required upon the maturity date of the non-extending Revolving Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments) of Loans with respect to Extended Revolving Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving Commitments, (2) the permanent repayment of Revolving Loans with respect to, and termination of, Extended Revolving Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving Commitments, except that the Borrower shall be permitted to permanently repay and terminate commitments of any such Class on a better than a pro rata basis as compared to any other Class with a later maturity date than such Class, (3) assignments and participations of Extended Revolving Commitments and extended Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Commitments and Revolving Loans and (4) at no time shall there be Revolving Commitments hereunder (including Extended Revolving Commitments and any original Revolving Commitments) which have more than two different maturity dates, (iii) except as to pricing (interest rate, fees, funding discounts and prepayment premiums), amortization, maturity, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iv), (v) and (vi), be set forth in the relevant Extension Offer), the Term Loans of any Term Loan Lender that agrees to an Extension with respect to such Term Loans (an “Extending Term Loan Lender”) extended pursuant to any Extension (“Extended Term Loans”) shall have the same terms as the tranche of Term Loans subject to such Extension Offer (except for covenants or other provisions contained therein applicable only to periods after the stated maturity date of any of the Term Loans), (iv) the final maturity date of any Extended Term Loans shall be no earlier than the then stated maturity date of any of the Term Loans, (v) the Average Life to Maturity of any Extended Term Loans shall be no less than 180 days longer than the remaining Average Life to Maturity of the Class extended thereby, (vi) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Extension Offer (provided that if the applicable Extending Term Loan Lenders have the ability to decline mandatory prepayments, any such mandatory prepayment that is not accepted by the applicable Extending Term Loan Lenders shall be applied to the non-extended Term Loans of the Class being extended), (vii) if the aggregate principal amount of Term Loans (calculated on the face amount thereof) or Revolving Commitments, as the case may be, in respect of which Term Loan Lenders or Revolving Lenders, as the case may be, shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans or Revolving Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the Term Loans or Revolving Loans, as the case may be, of such Term Loan Lenders or Revolving Lenders, as the case may be, shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Term Loan Lenders or Revolving Lenders, as the case may be, have accepted such Extension Offer, (viii) all documentation in respect of such Extension shall be consistent with the foregoing and (ix) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower.

(b) With respect to all Extensions consummated by the Borrower pursuant to this Section, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.19 and (ii) each Extension Offer shall specify the minimum amount of Term Loans or Revolving Commitments to be tendered, which shall be with respect to Term Loans of a Class an integral multiple of $1,000,000 and an aggregate principal amount that is not less than $100,000,000 (or if less, the remaining outstanding principal amount thereof) (or such lesser minimum amount reasonably approved by the Administrative Agent) and with respect to the Revolving Commitments $20,000,000 (or if less, the remaining outstanding amount thereof) (or such lesser minimum amount reasonably approved by the Administrative Agent) (a “Minimum Extension Condition”).  The transactions contemplated by this Section (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans and/or Extended Revolving Commitments on the such terms as may be set forth in the relevant Extension Offer) shall not require the consent of any Lender or any other Person (other than as set forth in clause (c) below), and the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section shall not apply to any of the transactions effected pursuant to this Section 2.19.

(c) The consent (such consent not to be unreasonably withheld, delayed or conditioned) of the Administrative Agent shall be required to effectuate any Extension.  No consent of any Lender or any other Person shall be required to effectuate any Extension, other than (A) the consent of the Borrower and each Lender agreeing to such Extension with respect to one or more of its Term Loans and/or Revolving Commitments (or a portion thereof) and (B) with respect to any Extension of the Revolving Commitments, the consent of the Issuing Lender and Swingline Lender, which consent shall not be unreasonably withheld, conditioned or delayed.  All Extended Term Loans, Extended Revolving Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents.  The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents (an “Extension Amendment”) with the Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Revolving Commitments or Term Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative

Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section.  In addition, if so provided in such amendment and with the consent of the Issuing Lenders, participations in Letters of Credit expiring on or after the Revolving Maturity Date shall be re-allocated from Lenders holding Revolving Commitments to Lenders holding Extended Revolving Commitments in accordance with the terms of such amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Commitments, be deemed to be participation interests in respect of such Revolving Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly.

(d) In connection with any Extension, the Borrower shall provide the Administrative Agent at least five business days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.19.

SECTION 2.20                                      Conversion of Tranche A Term Loans to Revolving Commitments.

Notwithstanding anything to the contrary in this Agreement, and effective as of the Sixth Restatement Effective Date, each Tranche A Term Loan Lender (including, for the avoidance of doubt, each Delayed Draw Tranche A Term Loan Lender) shall be permitted to convert all or a portion, as specified on such Lender’s Converting Tranche A Term Loan Lender Addendum of such Lender’s outstanding Tranche A Term Loans or Delayed Draw Tranche A Term Loan Commitments, as applicable, into Revolving Commitments (each such commitment increase, an “Increased Revolving Commitment”) of an equal amount.  Substantially concurrently with the effectiveness of such Increased Revolving Commitments:

(a) the Revolving Exposures of all Lenders shall be deemed re-allocated ratably in proportion to their respective Revolving Commitments as of the Sixth Restatement Effective Date;

(b) the Borrower shall repay to each Converting Tranche A Term Loan Lender an amount equal to the difference between (i) the outstanding principal balance of such Lender’s Tranche A Term Loans (if any) immediately prior to giving effect to its Increased Revolving Commitment and (ii) the outstanding principal balance of any Revolving Loans re-allocated to it pursuant to clause (a) above;

(c) the Borrower shall pay to the Administrative Agent, for the account of each Converting Tranche A Term Loan Lender that holds Tranche A Term Loan Commitments or Delayed Draw Tranche A Term Loan Commitments immediately prior to the Sixth Restatement Effective Date, the delayed draw ticking fees agreed to be paid by the Borrower to such Lenders; and

(d) the Delayed Draw Tranche A Term Loan Commitments of each Converting Tranche A Term Loan Lender that are converted as part of any Increased Revolving Commitment shall be automatically reduced on a dollar for dollar basis.

SECTION 2.21                                      Voluntary Discounted Prepayments.(a) The Borrower may elect to notify the Administrative Agent and the Term Loan Lenders that it wishes to make below par voluntary prepayments of the Term Loans (each such payment a “Voluntary Discounted Prepayment”) pursuant to the procedures set forth in this Section 2.21.  At the time of any Voluntary Discounted Prepayment, the Borrower shall certify, with reasonable supporting detail (as determined by the Administrative Agent), (i) compliance with the requirements of this Section 2.21, (ii) that such Voluntary Discounted Prepayment shall have been approved by at least 66 2/3% of the Borrower’s board of directors and (iii) that immediately prior to and after giving effect to any Voluntary Discounted Prepayment, no Default or Event of Default shall have occurred and be continuing.

(b)  In connection with any Voluntary Discounted Prepayment, the Borrower shall notify the Term Loan Lenders (the “Prepayment Notice”) that the Borrower desires to prepay Term Loans with cash proceeds in an aggregate amount (each, a “Prepayment Amount”) specified by the Borrower (which amount shall be not less than $5,000,000) at a price within a range (the “Range”) to be specified by the Borrower equal to a percentage of par (not to exceed 100%) (the “Payment Percentage”) of the principal amount of the Term Loans to be prepaid.

(c)  In connection with any Voluntary Discounted Prepayment, the Borrower shall allow each Lender to specify a Payment Percentage (the “Acceptable Payment Percentage”) for a principal amount (subject to rounding requirements specified by the Prepayment Agent) of Term Loans at which such Term Loan Lender is willing to permit such Voluntary Discounted Prepayment.  Based on the Acceptable Payment Percentages and principal amounts of Term Loans specified by Term Loan Lenders, the applicable Payment Percentage (the “Applicable Payment Percentage”) for the Voluntary Discounted Prepayment shall be the lowest Acceptable Payment Percentage at which the Borrower can complete the Voluntary Discounted Prepayment for the applicable Prepayment Amount that is within the applicable Range; provided that if the offers received from Term Loan Lenders are insufficient to allow the Borrower to complete the Voluntary Discounted Prepayment for the applicable Prepayment Amount, then the Applicable Payment Percentage shall instead be the highest Acceptable Payment Percentage that is within the applicable Range.  The Borrower shall prepay Term Loans (or the respective portions thereof) offered by Term Loan Lenders at the Acceptable Payment Percentages specified by each such Term Loan Lender that are equal to or less than the Applicable Payment Percentage (“Qualifying Loans”) by remitting an amount to each Term Loan Lender to be prepaid equal to the product of the face amount, or par, of the Term Loan being prepaid multiplied by the Applicable Payment Percentage; provided that if the aggregate cash proceeds required to prepay Qualifying Loans (disregarding any interest payable under Section 2.21(d)) would exceed the applicable Prepayment Amount for such Voluntary Discounted Prepayment, the Borrower shall prepay such Qualifying Loans at the Applicable Payment Percentage ratably based on the respective principal amounts of such Qualifying Loans (subject to rounding requirements specified by the Prepayment Agent).

(d)  All Term Loans prepaid by the Borrower pursuant to this Section 2.21 shall be accompanied by payment of accrued and unpaid interest on the par principal amount so prepaid to, but not including, the date of prepayment.

(e)  Each Voluntary Discounted Prepayment shall be consummated pursuant to procedures (including as to rounding and minimum amounts, Type and Interest Periods of accepted Term Loans, irrevocability of Prepayment Notice and other notices by the Borrower and Term Loan Lenders and determination of Applicable Payment Percentage) reasonably established by the Prepayment Agent in consultation with the Borrower and not inconsistent with the terms hereof.

(f)  Each Voluntary Discounted Prepayment shall constitute an optional prepayment of Term Loans for all purposes under this Agreement, including for purposes of Section 2.09(a).

(g)  Notwithstanding anything to the contrary in this Agreement, the Term Loan Lenders hereby consent to the transactions described in this Section 2.21 and further acknowledge that in connection with any Voluntary Discounted Prepayment, principal and interest payments may be made on a non-pro rata basis, as determined by the Prepayment Agent, to the applicable Term Loan Lenders.

(h)  This Section 2.21 shall not require the Borrower to undertake or any Term Loan Lender to participate in any Voluntary Discounted Prepayment.

ARTICLE III

GUARANTEE

SECTION 3.01                                      The Guarantee.  The Guarantors hereby jointly and severally guarantee to each of the Secured Parties and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations (other than, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor) hereunder and the other Loan Documents, including all obligations of the Borrower and its Subsidiaries arising under any Secured Hedging Agreements, in each case strictly in accordance with the terms thereof and including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower or any other Obligor, whether or not such interest or expenses are allowed as a claim in such proceeding (such obligations being herein collectively called the “Guaranteed Obligations”).  The Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

SECTION 3.02                                      Obligations Unconditional.  The obligations of the Guarantors under Section 3.01 are absolute and unconditional, and joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances.  Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

(i)                                     at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(ii)                                  any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(iii)                               the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

(iv)                              any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

SECTION 3.03                                      Reinstatement.  The obligations of the Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

SECTION 3.04                                      Subrogation.  The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

SECTION 3.05                                      Remedies.  The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 3.01.

SECTION 3.06                                      Instrument for the Payment of Money.  Each Guarantor hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

SECTION 3.07                                      Continuing Guarantee.  The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

SECTION 3.08                                      Rights of Contribution.  The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations.  The payment obligation of a Subsidiary Guarantor to any Excess

Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

For purposes of this Section, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the Sixth Restatement Effective Date, as of the Sixth Restatement Effective Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

SECTION 3.09                                      General Limitation on Guarantee Obligations.  In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 3.01 would otherwise, taking into account the provisions of Section 3.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 3.10                                      Keepwell.  Each Qualified ECP hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Obligor to honor all of its obligations under this Article III in respect of any Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 3.10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 3.10, or otherwise under this Article III, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP under this Section 3.10 shall remain in full force and effect until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement.  Each Qualified ECP intends that this Section 3.10 constitute, and this Section 3.10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each of the Borrower (as to itself and its Subsidiaries only) and the Holding Company represents and warrants to the Lenders that:

SECTION 4.01                                      Organization; Powers. Except as set forth in Schedule 4.01, each of the Holding Company, the Borrower and the Borrower’s Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 4.02                                      Authorization; Enforceability.  The Transactions are within each Obligor’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder or member action.  This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4.03                                      Governmental Approvals; No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings or recordings in respect of the Liens created pursuant to the Security Documents, (iii) the filing with the FCC of certain of the Loan Documents as required by Section 73.3613 of the FCC’s rules and (iv) the approval by the FCC of the acquisition of any Broadcast License, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Holding Company, the Borrower or any of the Borrower’s Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Holding Company, the Borrower or any of the Borrower’s Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the Liens created pursuant to the Security Documents and the Liens permitted under Section 7.02(n), will not result in the creation or imposition of any Lien on any asset of the Holding Company, the Borrower or any of the Borrower’s Subsidiaries.

SECTION 4.04                                      Financial Condition; Material Adverse Change.

(a)                                 Financial Condition.  The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and statements of income, stockholders’ equity and cash flows as of and for the fiscal year ended December 31, 2013, reported on by Pricewaterhouse Coopers LLP, independent public accountants.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such respective dates and for such respective fiscal years on a consolidated basis in accordance with GAAP.

The Holding Company has heretofore furnished to the Lenders its consolidated balance sheets and statements of income, stockholders’ equity and cash flows as of and for the fiscal year ended December 31, 2013, reported on by Pricewaterhouse Coopers LLP, independent public accountants.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Holding Company and its Subsidiaries as of such respective dates and for such respective fiscal years on a consolidated basis in accordance with GAAP.

(b)                                 No Material Adverse Change.  Since December 31, 2013, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

SECTION 4.05                                      Properties.

(a)                                 Property Generally.  Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to Liens permitted by Section 7.02 and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b)                                 Intellectual Property.  Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 4.06                                      Litigation and Environmental Matters.

(a)                                 Actions, Suits and Proceedings.  There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrower, threatened against or affecting the Holding Company, the Borrower or any of the Borrower’s Subsidiaries (including the Unrestricted Subsidiaries) (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than any such action, suit or proceeding disclosed in Schedule 4.06(a)) or (ii) that involve this Agreement or the Transactions.

(b)                                 Environmental Matters.  Except for the matters disclosed in Schedule 4.06(b) and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (including Unrestricted Subsidiaries) (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

The Borrower and each of its Subsidiaries have obtained all permits, licenses and other authorizations which are required under any Environmental Laws, except to the extent failure to have any such permit, license or authorization, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  The Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any plan or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

In addition, except as set forth in Schedule 4.06(b):

(i)                                     No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the knowledge of the Borrower and its Subsidiaries, threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of its Subsidiaries to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Borrower or any of its Subsidiaries, except to the extent such failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(ii)                                  Neither the Borrower nor any of its Subsidiaries or Environmental Affiliates has operated a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976, as amended, or under any comparable state or local statute at any property now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates to an extent that, individually or in the aggregate, it has, or could reasonably be expected to result in a Material Adverse Effect; and, to the knowledge of the Borrower and its Subsidiaries, except to an extent that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

(A)                               no substance containing PCBs is or has been present at any property now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates;

(B)                               no asbestos is or has been present at any property now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates;

(C)                               there are no underground storage tanks active or abandoned, at any property now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates;

(D)                               no Hazardous Materials have been Released, in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned by the Borrower or any of its Subsidiaries or Environmental Affiliates; and

(E)                                no Hazardous Materials have been otherwise Released at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries.

(iii)                               To the knowledge of the Borrower and its Subsidiaries, neither the Borrower nor any of its Subsidiaries or Environmental Affiliates has transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in the Comprehensive Environmental Response, Compensation, and Liability Information System (“CERCLIS”) or on any similar state list or which is the subject of Federal, state or local enforcement actions or other investigations which may lead to claims against the Borrower or any of its Subsidiaries for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

(iv)                              To the knowledge of the Borrower and its Subsidiaries, no Hazardous Material generated by the Borrower or any of its Environmental Affiliates has been recycled, treated, stored, disposed of or Released by the Borrower or any of its Environmental Affiliates at any location other than those listed in Schedule 4.06(b).

(v)                                 To the knowledge of the Borrower and its Subsidiaries, no oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Borrower or any of its Subsidiaries and no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities list promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up.

(vi)                              To the knowledge of the Borrower and its Subsidiaries, no Liens have arisen under or pursuant to any Environmental Laws on any of the real property or properties owned or leased by the Borrower or any of its Subsidiaries, and no government actions have been taken or are in process which could subject any of such properties to such Liens and neither the Borrower nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

(vii)                           There have been no material environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Borrower or any of its Subsidiaries in relation to any property or facility now or previously owned or leased by the Borrower or any of its Subsidiaries which have been prepared or conducted within the previous five years and have not been made available to the Lenders.

(c)                                  Disclosed Matters.  Since the Sixth Restatement Effective Date, there has been no change in the status of the matters disclosed in Schedule 4.06(a) and Schedule 4.06(b) that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 4.07                                      Compliance with Laws and Agreements.  Each of the Holding Company, the Borrower and the Borrower’s Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  No Default has occurred and is continuing.

SECTION 4.08                                      Investment Company Status.  None of the Holding Company, the Borrower or any of the Borrower’s Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 4.09                                      Taxes.  Each of the Holding Company, the Borrower and the Borrower’s Subsidiaries has timely filed or caused to be filed all United States Federal and all other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 4.10                                      ERISA.  The Holding Company, the Borrower and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

SECTION 4.11                                      Disclosure.  The Obligors have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Lender in connection with the negotiation of this Agreement and the other Loan Documents (including the information set forth in the Confidential Information Memorandum) or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower and the Holding Company represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 4.12                                      Use of Credit.  Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

SECTION 4.13                                      Indebtedness and Liens.

(a)                                 Indebtedness.  Schedule 7.01 is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries outstanding on the Sixth Restatement Effective Date, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in such schedule.

(b)                                 Liens.  Schedule 4.13(b) is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the Sixth Restatement Effective Date the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000 and covering any property of the Borrower or any of its Subsidiaries, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in Schedule 4.13(b).

SECTION 4.14                                      Subsidiaries and Investments.

(a)                                 Subsidiaries.  Set forth in Schedule 4.14(a) is a complete and correct list of all of the Subsidiaries of the Borrower as of the Sixth Restatement Effective Date, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests.  Each of the Borrower and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents and the Liens permitted under Section 7.02(n)), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule 4.14(a), all of the issued and outstanding Capital Stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable, and there are no outstanding Equity Rights with respect to such Person.

(b)                                 Investments.  Set forth in Schedule 4.14(b) is a complete and correct list of all Investments (other than Investments disclosed in Schedule 4.14(a) and other than Investments of the types referred to in clauses (b), (c), (e) and (f) of Section 7.07) in an amount exceeding $1,000,000 held by the Borrower or any of its Subsidiaries in any Person on the Sixth Restatement Effective Date and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment.  Except as disclosed in Schedule 4.14(b), each of the Borrower and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents and the Liens permitted under Section 7.02(n)), all such Investments.

(c)                                  Subsidiaries Not Subject to Certain Restrictions.  None of the Subsidiaries of the Borrower is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type prohibited under Section 7.10.

SECTION 4.15                                      Broadcast Licenses.

(a)                                 Schedule 4.15 accurately and completely lists, as of the Sixth Restatement Effective Date, for each Owned Station, all Broadcast Licenses granted or assigned to the Borrower or any of its Subsidiaries, or under which the Borrower and its Subsidiaries have the right to operate such Owned Station.  The Broadcast Licenses listed in Schedule 4.15 with respect to any Owned Station include all material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of such Owned Station, and the conduct of the business of the Borrower and its Subsidiaries with respect to such Owned Station, as now conducted or proposed to be conducted.  The Broadcast Licenses listed in Schedule 4.15 are issued in the name of the respective License Subsidiary for the Owned Station being operated under authority of such Broadcast Licenses and are on the Sixth Restatement Effective Date validly issued and in full force and effect, and the Borrower and its Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect thereto and have full power and authority to operate thereunder.

(b)                                 Schedule 4.15 accurately and completely lists, as of the Sixth Restatement Effective Date, for each Contract Station, all Broadcast Licenses granted or assigned to the Material Third-Party Licensee for such Contract Station, or under which the Material Third-Party Licensee for such Contract Station has the right to operate such Contract Station.  The Broadcast Licenses listed in Schedule 4.15 with respect to any Contract Station include all material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of such Contract Station, and the conduct of the business of the Material Third-Party Licensee for such Contract Station with respect to such Contract Station, as now conducted or proposed to be conducted.  The Broadcast Licenses listed in Schedule 4.15 are issued in the name of the Material Third-Party Licensee for the Contract Station being operated under authority of such Broadcast Licenses and are on the Sixth Restatement Effective Date validly issued and in full force and effect, and, to the best of the Borrower’s knowledge, the Material Third-Party Licensee for such Contract Station has fulfilled and performed in all material respects all of its obligations with respect thereto and has full power and authority to operate thereunder.

SECTION 4.16                                      Solvency.  As of the date hereof (and after giving effect to the extensions of credit hereunder and to the other transactions contemplated hereby), (i) the aggregate value of all properties of the Borrower and its Subsidiaries at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six to eighteen months, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the properties in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries, (ii) the Borrower and its Subsidiaries will not, on a consolidated basis, have unreasonably small capital with which to conduct their business operations as heretofore conducted and (iii) the Borrower and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

SECTION 4.17                                      Security Documents.  The Security Agreement is effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Collateral described therein (including any proceeds of any item of Collateral).  In the case of (i) the pledged securities described in the Security Agreement, when any certificates or notes, as applicable, representing such pledged securities are delivered to the Administrative Agent and (ii) the other Collateral described in the Security Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 4.17 (which financing statements have been duly completed and executed (as applicable) and delivered to the Administrative Agent), the Administrative Agent shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Obligors in such Collateral (including any proceeds of any item of Collateral) (to the extent a security interest in such Collateral can be perfected through the filing of financing statements in the offices specified on Schedule 4.17 and through the delivery of such pledged securities), as security for the Obligations, in each case prior and superior in right to any other Person, other than with respect to Liens permitted under Section 7.02.

SECTION 4.18                                      Real Property.  The Borrower and its Subsidiaries will own or hold all easements, rights-of-way, licenses in respect of Real Property and similar rights as are necessary for the acquisition, ownership and operation of the Stations.

SECTION 4.19                                      OFAC.  None of the Holding Company, the Borrower or any of their respective Subsidiaries (collectively (for purposes of this paragraph only), the “Company”) or, to the knowledge of the Company, any director, officer, employee, agent, affiliate or representative of the Company (each, a “Specified Person”) is an individual or entity currently the subject of any sanctions administered or enforced by the United States Department of Treasury’s Office of Foreign Assets Control (“OFAC”).  The Company represents and covenants that, to its knowledge, it has not used the proceeds of the Loans, or lent, contributed or otherwise made available such proceeds to any Subsidiary, joint venture partner or other Specified Person, in any manner that resulted in or would result in a violation by any Specified Person (including any Specified Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Anti-Corruption Laws or sanctions administered or enforced by OFAC.

ARTICLE V

CONDITIONS

SECTION 5.01                                      Amendment and Restatement Effective Date.  The amendment and restatement of the Existing Credit Agreement provided for hereby and the obligations of the Lenders to make Loans and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

(a)                           This Agreement.  Counterparts of this Agreement (or Lender Addendum, in the case of each Incremental Tranche B-1 Term Loan Lender and each

Converting Tranche A Term Loan Lender) signed on behalf of each Obligor, the Issuing Lender, the Swing Line Lender, the Administrative Agent, each Converting Tranche A Term Loan Lender, each Incremental Tranche B-1 Term Loan Lender and the Required Lenders under (and as defined in) the Existing Credit Agreement (or, in each case, written evidence satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page of this Agreement or the relevant Lender Addendum from any Lender as provided below).

(b)                           [Reserved].

(c)                            Collateral Documents.

(i)                                     Acknowledgment of Security Documents.  Each Obligor hereby confirms that (a) its obligations and liabilities under the Credit Agreement as amended and modified hereby (including with respect to the Incremental Tranche B-1 Term Loans and Increased Revolving Commitments contemplated by this Agreement) and the other Loan Documents to which it is a party remain in full force and effect on a continuous basis after giving effect to this Agreement, (b) the Secured Parties remain entitled to the benefits of the guarantees and the security interests set forth or created in the Security Documents and the other Loan Documents, (c) notwithstanding the effectiveness of the terms hereof, the Security Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (d) each Incremental Tranche B-1 Term Loan Lender shall be a “Secured Party” and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (e) the Fifth Restatement Effective Date Collateral Requirement shall have been satisfied and the Administrative Agent shall have received all the documents required thereby.  Each Obligor ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

(ii)                                  [Reserved]

(iii)                               [Reserved]

(iv)                              [Reserved]

(v)                                 Insurance.  A certificate of a Financial Officer of the Borrower setting forth the insurance obtained by it in accordance with the requirements of Section 6.05 and stating that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid (including evidence of designation of the Administrative Agent as loss payee and additional insured with respect to such insurance to the extent required under Section 6.05).

(vi)                              Post-Closing Matters.  If applicable, the Administrative Agent and the Borrower shall have entered into a letter agreement referred to in clause (d) of the definition of “Collateral and Guarantee Requirement”.

(d)                           Corporate Documents.

(i)                                     Certificates.  The Administrative Agent shall have received the following documents in form and substance satisfactory to the Administrative Agent, each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent: (A) a certificate, signed by a senior officer of the Borrower and each other Obligor, as of the Sixth Restatement Effective Date, as to: (I) the absence of any Default or Event of Default; (II) the truth of the representations and warranties contained in the Loan Documents; and (III) confirming the satisfaction of the conditions under this Section 5.01 and confirming compliance with all conditions set forth in Section 5.02 and Section 5.03; (B) a certificate of each Obligor, dated the Sixth Restatement Effective Date and executed by its secretary or assistant secretary, which shall (I) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party; (II) identify by name and title and bear the signatures of the officers of such Obligor authorized to sign the Loan Documents to which it is a party, and (III) contain appropriate attachments, including the charter, by-laws or other organizational documents of each Obligor and, if applicable, a true and correct copy of its by-laws or operating, management or partnership agreement (or a bring-down certificate in form and substance satisfactory to the Administrative Agent with respect to any of the foregoing document heretofore delivered to the Administrative Agent to the extent such documents have not been modified and continue in effect); and (C) a good standing certificate for each Obligor from the secretary of state of the jurisdiction of its organization as of the Sixth Restatement Effective Date (or such earlier date as the Administrative Agent shall agree).

(ii)                                  Other Corporate Documents.  Such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the Transactions and any other legal matters relating to the Obligors, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(e)                                  Opinions of Counsel to the Obligors.  Favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Sixth Restatement Effective Date) of Thomas & Libowitz, P.A., counsel for the Obligors, in form and substance consistent with such legal opinions as have been delivered in connection with the Existing Credit Agreement (and each Obligor hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

(f)                                   Payments as of the Sixth Restatement Effective Date.  As of the Sixth Restatement Effective Date:

(i)                                     Existing Loans, Accrued Interest, Etc.  The Borrower shall have (A) prepaid all accrued and unpaid interest on Term Loans outstanding under (and as defined in) the Existing Credit Agreement, (B) prepaid all accrued and unpaid interest on Revolving Loans outstanding under (and as defined in) the Existing Credit Agreement and (C) paid all accrued and unpaid commitment fees and letter of credit fees under the Existing Credit Agreement, accrued to (but not including) the Sixth Restatement Effective Date.

(ii)                                  Other Fees and Expenses.  The Borrower shall have paid (A) to the Administrative Agent, for the account of each Lender the fees (including arranger fees, if any) agreed to be paid to them by the Borrower in connection with this

Agreement and (B) to the Administrative Agent (or its affiliates) all fees and expenses, including fees and expenses of counsel to the Administrative Agent, agreed in writing to be paid by the Borrower in connection with the execution and delivery of this Agreement (and, in the case of any such expenses, for which invoices in reasonable detail shall have been submitted to the Borrower at least five Business Days prior to the Sixth Restatement Effective Date).

(g)                                  USA PATRIOT Act.  Upon the reasonable written request of any Lender to the Borrower at least three Business Days prior to the Sixth Restatement Effective Date, such Lender received from the Borrower and its Subsidiaries documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act.

(h)                                 Financial Statements. The Lenders shall have received audited consolidated financial statements of the Borrower for the three most recently ended fiscal years.

(i)                                     Projections. The Lenders shall have received satisfactory projections for 2014-2019.

(j)                                    Solvency Certificate. The Administrative Agent shall have received a solvency certificate from a Financial Officer of the Borrower that is reasonably acceptable to the Administrative Agent.

(k)                                 Other Documents.  Such other documents as the Administrative Agent or any Lender or special New York counsel to the Administrative Agent may reasonably request.

SECTION 5.02                                      Each Credit Event.  The obligation of each Lender to make or maintain a Loan (including an Incremental Loan) on the occasion of any Borrowing, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a)                                 the representations and warranties of the Borrower and the Holding Company set forth in this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date);

(b)                                 at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing; and

(c)                                  the Borrower shall be in compliance with the indebtedness covenant (if any) under each of the Note Indentures.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in the preceding sentence.

SECTION 5.03                                      Each Incremental Loan.  The obligation of each Incremental Lender to make an Incremental Loan is subject to the satisfaction of the following additional conditions:

(a)                                 after giving pro forma effect to the making of such Incremental Loan, the Borrower shall be in compliance with the covenant set forth in Section 7.11; and

(b)                                 receipt by the respective Incremental Lender and the Administrative Agent of a certificate, dated the date of the making of such Incremental Loan (or, in the case of delayed draw Incremental Loans, dated the date of the effectiveness of the applicable Incremental Loan Amendment) and signed by the President, a Vice President, a Financial Officer, or Secretary of the Borrower, demonstrating in reasonable detail compliance with the foregoing clause (a) of this Section.

ARTICLE VI

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower (as to itself and its Subsidiaries only) and the Holding Company covenants and agrees with the Lenders that:

SECTION 6.01                                      Financial Statements and Other Information.  The Borrower or the Holding Company, as applicable, will furnish to the Administrative Agent:

(a)                                 (i) Within 120 days after the end of each fiscal year of the Borrower, the consolidated balance sheets, statements of operations and statements of cash flows of the Borrower and Guarantors presented in accordance with Rule 3-10 of Regulations S-X under the Securities Act, all reported on by PriceWaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries), or the Holding Company and its Subsidiaries, as the case may be, on a consolidated basis in accordance with GAAP consistently applied.  If at any time the financial statements of the Holding Company do not include the consolidated balance sheets, statements of operations and statements of cash flows of the Borrower and the Guarantors presented in accordance with Rule 3-10 of Regulation S-X under the Securities Act, then the Borrower will furnish (a) within 120 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries) as of the end of and for such year, setting forth in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing and (b) within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, the unaudited consolidated balance sheet and related statements of operations, stockholder’s equity and cash flows of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries) as of the end of and for such fiscal quarter and then elapsed portion of such fiscal year, setting forth in comparative form the figures for the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Borrower.

(b)                                 (i) in the case of the Borrower, within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries) as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year and (ii) in the case of the Holding Company, within the earlier of (A) 10 days after the date on which the same shall have been filed with the SEC and (B) 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Holding Company, the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Holding Company and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, in each case setting forth in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Borrower or the Holding Company, as the case may be, as presenting fairly in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries), or the Holding Company and its Subsidiaries, as the case may be, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c)                                  concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of the Borrower and (as to sub-clauses (i) and (ii) below only) the Holding Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (iii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01, 7.02(k), 7.04(e), 7.05(c), 7.05(d), 7.06, 7.07(h), 7.07(i), 7.07(j), 7.08, 7.11 and 7.18;

(d)                                 promptly after the same become publicly available, copies of all periodic and other material reports (including reports on Form 8-K), registration statements and proxy statements filed by the Holding Company or the Borrower with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Holding Company or the Borrower to its shareholders generally or to the holders of any class or issue of securities of the Holding Company or the Borrower generally, as the case may be, and promptly upon the receipt thereof by the Holding Company or the Borrower, copies of any material notices, reports or other communications from any holder of any Indebtedness evidenced or provided by the Other Debt Documents (or, in any case, the Representative of such holder);

(e)                                  promptly upon their becoming available, copies of any and all periodic or special reports filed by the Holding Company, the Borrower or any of the Borrower’s Subsidiaries with the FCC or with any other Federal, state or local Governmental Authority, if such reports indicate any material adverse change in the business, operations, affairs or condition of the Borrower or any of its Subsidiaries or if copies thereof are requested by any Lender or the Administrative Agent, and copies of any and all material notices and other material communications from the FCC or from any other Federal, state or local Governmental Authority with respect to the Borrower, any of its Subsidiaries or any Station;

(f)                                   promptly following delivery thereof to or by the Borrower or any of its Subsidiaries, copies of all material notices (including notices of default), financial statements, reports, approvals and other material communications that are received by the Holding Company, the Borrower or any of the Borrower’s Subsidiaries from or on behalf of any Material

Third-Party Licensee or Affiliate of any Material Third-Party Licensee or furnished by the Holding Company, the Borrower or any of the Borrower’s Subsidiaries to any Material Third-Party Licensee or Affiliate of any Material Third-Party Licensee;

(g)                                  as soon as available and in any event on or before December 31 of each fiscal year, a forecast for the Borrower and its Subsidiaries for the next following fiscal year setting forth anticipated income, expense and capital expenditure items for each quarter during such fiscal year; provided that such forecasts shall include substantially the same financial and operating information delivered by the Holding Company or the Borrower pursuant to Section 6.01(g) of the Existing Credit Agreement prior to the First Amendment Effective Date (as defined in the Existing Credit Agreement); and

(h)                                 promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Holding Company, the Borrower or any of the Borrower’s Subsidiaries, any Unrestricted Subsidiary (including its financial statements), any Station (including copies of network affiliation agreements entered into by such Station), any Material Third-Party Licensee or any Person that owns the Capital Stock of any Material Third-Party Licensee, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request.

SECTION 6.02                                      Notices of Material Events.  The Borrower and/or the Holding Company will furnish to the Administrative Agent prompt written notice of the following:

(a)                                 the occurrence of any Default or (in the case of the Holding Company only) any Default relating to the Holding Company;

(b)                                 the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Holding Company, the Borrower or any of the Borrower’s Subsidiaries or any of their respective assets, franchises or licenses (including the Broadcast Licenses for Owned Stations) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect, or against or affecting any Material Third-Party Licensee for a Contract Station or any Broadcast License for such Contract Station that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect or the loss of any Broadcast License (other than an Immaterial Broadcast License) for such Contract Station;

(c)                                  the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Holding Company, the Borrower and its Subsidiaries (including Unrestricted Subsidiaries) in an aggregate amount exceeding $50,000,000;

(d)                                 the assertion of any environmental matter by any Person against, or with respect to the activities of, the Holding Company, the Borrower or any of the Borrower’s Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that could reasonably be expected to result in liability of the Holding Company, the Borrower and the Borrower’s Subsidiaries (including Unrestricted Subsidiaries) in an aggregate amount exceeding $50,000,000;

(e)                                  the occurrence of any Prepayment Event;

(f)                                   the acquisition or formation of any new Subsidiary after the Sixth Restatement Effective Date; and

(g)                                  any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower or the Holding Company, as applicable, setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 6.03                                      Existence; Conduct of Business.  Each of the Borrower and the Holding Company will, and will cause each of the Borrower’s Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises (including the Broadcast Licenses, but excluding Immaterial Broadcast Licenses, for Owned Stations); provided that the foregoing shall not prohibit (i) any merger, consolidation, liquidation or dissolution permitted under Section 7.03 or (ii) any merger or consolidation involving the Holding Company (but not involving the Borrower or any of its Subsidiaries).

SECTION 6.04                                      Payment of Obligations.  Each of the Borrower and the Holding Company will, and will cause each of the Borrower’s Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Holding Company, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.05                                      Maintenance of Properties; Insurance.  Each of the Borrower and the Holding Company will, and will cause each of the Borrower’s Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, provided that the Borrower will in any event maintain (with respect to itself, each of its Subsidiaries and each Owned Station), and will use its commercially reasonable efforts to cause the Material Third-Party Licensee for each Contract Station (or the Person that owns the Capital Stock of such Material Third-Party Licensee) to maintain (with respect to itself and such Contract Station), casualty insurance and insurance against claims and damages with respect to defamation, libel, slander, privacy or other similar injury to person or reputation (including misappropriation of personal likeness), in such amounts as are then customary for Persons engaged in the same or similar business similarly situated.

Each policy of property insurance required to be maintained by the Borrower and its Subsidiaries under this Section shall name the Administrative Agent as loss payee or additional insured and shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days’ written notice to the Administrative Agent, for any occupancy or use of any property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such property.  The Borrower will advise the Administrative Agent promptly of any policy cancellation, reduction or material amendment.

After the Sixth Restatement Effective Date, upon the request of the Administrative Agent at any time or from time to time, not later than 15 Business Days prior to the termination or expiry date of any insurance required to be maintained by the Borrower hereunder, the Borrower shall deliver to the Administrative Agent certificates of insurance evidencing that such insurance has been renewed, subject only to the payment of premiums as they become due.  In addition, the Borrower will not modify in any material respect any of the provisions of any policy with respect to casualty or liability insurance without delivering the original copy of the endorsement reflecting such modification to the Administrative Agent and, if required by the Administrative Agent in writing, accompanied by a written report of any firm of independent insurance brokers of nationally recognized standing, stating that, in their opinion, such policy (as so modified) adequately protects the interests of the Lenders and the Administrative Agent, is in compliance with the provisions of this Section and is comparable in all respects with insurance carried by responsible owners and operators of similar properties.  The Borrower shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section unless the Administrative Agent is the additional insured thereunder, with loss payable as provided herein.  The Borrower shall immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent certificates of insurance evidencing the same.

SECTION 6.06                                      Books and Records; Inspection Rights.  Each of the Borrower and the Holding Company will, and will cause each of the Borrower’s Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.  Each of the Borrower and the Holding Company will, and will cause each of the Borrower’s Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

SECTION 6.07                                      Compliance with Laws and Contractual Obligations.  Each of the Borrower and the Holding Company will, and will cause each of the Borrower’s Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including Environmental Laws) and all of its Contractual Obligations, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.08                                      Use of Proceeds and Letters of Credit.

(a)                                 The proceeds of the Revolving Loans will be used for the general corporate purposes of the Borrower and its Subsidiaries, including any transaction or corporate action not prohibited by this Agreement (in each case, in compliance with all applicable legal and regulatory requirements); provided that proceeds of Revolving Loans shall not be used to make Voluntary Discounted Prepayments under Section 2.21.  Letters of Credit will be issued only for general corporate purposes of the Borrower and its Subsidiaries as specified above.

(b)                                 The proceeds of the Fifth Restatement Effective Date Tranche A Term Loans and the Tranche B Term Loans will be used (i) to prepay Revolving Loans (and interest thereon) under (and as defined in) the Existing Credit Agreement outstanding immediately prior to the Fifth Restatement Effective Date and/or accrued fees thereunder referred to in Section 5.01(f), (ii) to refinance the Tranche A Term Loans and Tranche B Term Loans under (and as defined in) the Existing Credit Agreement outstanding immediately prior to the Fifth Restatement Effective Date and/or accrued fees thereunder referred to in Section 5.01(f), (iii) to pay related fees and expenses, and (iv) for working capital or general corporate purposes of the Borrower and its Subsidiaries, including any transaction or corporate action not prohibited by this Agreement.

(c)                                  The proceeds of the Delayed Draw Tranche A Term Loans will be used for the purposes of funding TV/Radio Acquisitions (and to pay related costs and expenses) or for the general corporate purposes of the Borrower and its Subsidiaries, including any transaction or corporate action not prohibited by this Agreement.

(d)                                 The proceeds of the Incremental Tranche B-1 Term Loans will be used (i) for the purposes of financing the Allbritton Acquisition and paying fees and expenses related thereto and (ii) for general corporate purposes, including any transaction or corporate action not prohibited by this Agreement.

(e)                                  Neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of proceeds of any Loan.  No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

SECTION 6.09                                      Non-Media Subsidiaries; Ownership of Subsidiaries; Unrestricted Subsidiaries.

(a)                                 Non-Media Subsidiaries.  Notwithstanding anything herein to the contrary, the Borrower shall not be required to cause (a) any Non-Media Subsidiary (or any of such Subsidiary’s Non-Media Subsidiaries) to become a “Subsidiary Guarantor” hereunder or an “Obligor” under the Security Documents or (b) any TV/Radio Subsidiary (or any of such Subsidiary’s Subsidiaries) to become a “Subsidiary Guarantor” hereunder or an “Obligor” under the Security Documents, in each case, so long as the following requirements are satisfied:  (i) (A) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Non-Recourse Indebtedness and has not guaranteed or otherwise provided credit support at the time of such designation for any Indebtedness of the Borrower or any of its Subsidiaries (other than the Subsidiaries of such Subsidiary), (B) such Subsidiary is directly owned by a Guarantor hereunder which is a Wholly Owned Subsidiary and the Capital Stock of such Guarantor has been pledged in favor of the Administrative Agent pursuant to the Security Agreement and (C) in the case of any TV/Radio Subsidiary, such TV/Radio Subsidiary has Permitted Assumed Debt outstanding which does not permit such TV/Radio Subsidiary to become a Subsidiary Guarantor hereunder, or (ii) at the time of acquisition of such Subsidiary (other than any TV/Radio Subsidiary, with respect to which this clause (ii) shall not apply) by the Borrower, the entering into of a Borrower Subsidiary Joinder Agreement by such Subsidiary (and its Subsidiaries) would violate any provision of applicable law or any agreement to which such Subsidiary is a party, provided that if at any time thereafter such Subsidiary (or any of its Subsidiaries) shall cease to be subject to the prohibitions referred to in this clause (ii), the Borrower will take such action, and will cause each of its Subsidiaries to take such action, promptly to ensure that such Subsidiary (and/or the relevant Subsidiary or Subsidiaries of such Subsidiary) become “Subsidiary Guarantors” hereunder and/or “Obligors” under the Security Documents, as applicable, and in that connection to satisfy the Collateral and Guarantee Requirement (and the Administrative Agent is hereby authorized, without further approval of the Lenders, to enter into such amendments to the Security Agreement, if any, or any joinder or other agreement relating thereto as shall be necessary to give effect to the foregoing).

(b)                                 Ownership of Subsidiaries.  The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is (i) if such Subsidiary is a Non-Media Subsidiary, at least a majority-owned Subsidiary; and (ii) otherwise, a Wholly Owned Subsidiary; provided, however, the requirement in clause (ii) shall not apply if, in connection with a TV/Radio Acquisition, the Borrower acquires less than all of the ownership interests of a TV/Radio Subsidiary, so long as such acquisition involves the acquisition of a sufficient number of ownership interests to approve a subsequent merger which will result in such TV/Radio Subsidiary being a Wholly Owned Subsidiary (and the Borrower will use commercially reasonable efforts to cause such merger to be consummated as promptly as possible).  In the event that any additional Capital Stock shall be issued by any Subsidiary (other than by any Subsidiary the Capital Stock of which is not required to be pledged pursuant to Section 6.09(a)), the respective Obligor agrees forthwith to deliver to the Administrative Agent pursuant to the Security Agreement the certificates (if any) evidencing such Capital Stock, accompanied by undated stock or other similar powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Agreement.

(c)                                  Unrestricted Subsidiaries.  Without limiting the Collateral and Guarantee Requirement, from and after the Sixth Restatement Effective Date, the Borrower shall, and shall cause each of its Subsidiaries (which for this purpose shall include Unrestricted Subsidiaries) to, pledge the Capital Stock of each Unrestricted Subsidiary (which shall include each Subsidiary thereof) pursuant to the Security Agreement and, in that connection, shall deliver to the Administrative Agent all certificates or other instruments (if any) representing such Capital Stock, together with stock powers or other instruments of transfer with respect thereto endorsed in blank or take such other action to effect a valid pledge over such Capital Stock to the Administrative Agent (and the Administrative Agent is hereby authorized, without further approval of the Lenders, to enter into such amendments to the Security Agreement, if any, or any joinder or other agreement relating thereto as shall be necessary to give effect to the foregoing), unless such pledge would violate any provision of applicable law or any agreement to which the Borrower or any such Subsidiary is a party; provided that if at any time such pledge with respect to the Capital Stock of any such Unrestricted Subsidiary shall cease to violate any provision of applicable law or any such agreement, the Borrower will take such action promptly to effect such pledge in accordance with the provisions of this paragraph.

SECTION 6.10                                      Designated SBG Subsidiaries.

(a)                                 Designation.  The Holding Company and the Borrower may, at any time or from time to time upon not less than five Business Days’ notice to the Administrative Agent (or such shorter period which is acceptable to the Administrative Agent), designate any Subsidiary of the Holding Company (other than the Borrower or any of its directly and indirectly owned Subsidiaries) (including any newly acquired or newly formed Subsidiary of the Holding Company) to be a “Designated SBG Subsidiary” for purposes of this Agreement.  The designation by the Holding Company of any Subsidiary of the Holding Company as a Designated SBG Subsidiary hereunder shall be effective subject to satisfaction of the following conditions: (i) immediately before and after giving effect to such designation, no Default shall have occurred or be continuing, (ii) except as provided in the last paragraph of paragraph (b) of this Section, such Subsidiary shall have complied with the requirements of the first paragraph of such paragraph (b) and (iii) the Administrative Agent shall have received a certificate of a senior officer of the Holding Company and the Borrower certifying that the conditions to the designation of such Designated SBG Subsidiary under this Section have been satisfied.

(b)                                 SBG Subsidiary Guarantors.  Subject to the immediately succeeding paragraph, the Holding Company will cause each Designated SBG Subsidiary to (i) become a “Subsidiary Guarantor” hereunder and an “Obligor” under the Security Agreement pursuant to a SBG Subsidiary Joinder Agreement, duly completed and executed by such Designated SBG Subsidiary (and each of its Subsidiaries), the Holding Company and the Borrower, (ii) deliver certificates (if any) of ownership interests of such Designated SBG Subsidiary and each of its Subsidiaries in each case accompanied by undated stock or other similar powers executed in blank, pursuant to the Security Agreement and (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 5.01 on the Sixth Restatement Effective Date or as the Administrative Agent shall have requested.

Notwithstanding the foregoing, any Designated SBG Subsidiary that is a Non-Media Subsidiary (and its Non-Media Subsidiaries, if any) shall not be required to become a “Subsidiary Guarantor” hereunder or an “Obligor” under the Security Documents, so long as the following requirements are satisfied:  (i) (A) such Subsidiary is not liable, directly or indirectly, with respect to any

Indebtedness other than Non-Recourse Indebtedness and has not guaranteed or otherwise provided credit support at the time of such designation for any Indebtedness of the Borrower or any of its Subsidiaries (other than the Subsidiaries of such Subsidiary) and (B) such Subsidiary is directly owned by the Holding Company or a Wholly Owned Subsidiary thereof which is a Guarantor hereunder and the Capital Stock of such Subsidiary has been pledged (and the requirements of clause (b)(ii) above shall have been satisfied) in favor of the Administrative Agent pursuant to the Security Agreement or (ii) at the time of acquisition of such Subsidiary by the Holding Company, the entering into of a SBG Subsidiary Joinder Agreement by such Subsidiary (and its Subsidiaries) would violate any provision of applicable law or any agreement to which such Subsidiary is a party, provided that if at any time thereafter such Subsidiary (or any of its Subsidiaries) shall cease to be subject to the prohibitions referred to in this clause (ii), the Holding Company will take such action, and will cause each of its Subsidiaries to take such action, promptly to ensure that such Subsidiary (and/or the relevant Subsidiary or Subsidiaries of such Subsidiary) become “Subsidiary Guarantors” hereunder and/or “Obligors” under the Security Documents, as applicable, and promptly to effect such pledge and otherwise satisfy the Collateral and Guarantee Requirement with respect thereto (and the Administrative Agent is hereby authorized, without further approval of the Lenders, to enter into such amendments to the Security Agreement, if any, or any joinder or other agreement relating thereto as shall be necessary to give effect to the foregoing).

(c)                                  Removal.  The Holding Company and the Borrower may, at any time or from time to time upon not less than five Business Days’ notice to the Administrative Agent (or such shorter period which is acceptable to the Administrative Agent), remove any Designated SBG Subsidiary as a “Subsidiary” and, in the case of any SBG Subsidiary Guarantor, a Guarantor and an Obligor hereunder and under the other Loan Documents if all of the following conditions apply as of the date specified for the effectiveness of such removal: (i) immediately before and after giving effect to such removal, no Default shall have occurred or be continuing; (ii) after giving effect to such removal, such Designated SBG Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Non-Recourse Indebtedness and has not guaranteed or otherwise provided credit support at the time of such removal for any Indebtedness of the Borrower or any of its Subsidiaries; (iii) any Investment in such Designated SBG Subsidiary made as a result of such removal shall not violate the provisions of Section 7.07 (as if such Investment were deemed made at the time of such removal); (iv) such removal shall be treated as a Disposition of the assets of such Designated SBG Subsidiary and shall not violate the provisions of Section 7.05(c) or Section 7.09 (as if such Disposition were deemed made at the time of such removal); and (v) any such removal shall be evidenced to the Administrative Agent by furnishing the Administrative Agent a senior officer’s certificate of the Holding Company and the Borrower certifying that such removal complies with the foregoing conditions.  Upon the satisfaction of such conditions, such Designated SBG Subsidiary (and each of its Subsidiaries) shall cease to be a “Subsidiary” hereunder and, in the case of any SBG Subsidiary Guarantor, a “Subsidiary Guarantor” and an “Obligor” hereunder and under the other Loan Documents and shall be released from all (and shall cease to have any) obligations as such hereunder and under the other Loan Documents.

(d)                                 Ownership of Designated SBG Subsidiaries.  The Holding Company will take such action, and will cause each Designated SBG Subsidiary, so long as it shall remain a Designated SBG Subsidiary hereunder, to take such action from time to time as shall be necessary to ensure that such Designated SBG Subsidiary (and each of its Subsidiaries) is (i) if such Designated SBG Subsidiary (and each of its Subsidiaries) is a Non-Media Subsidiary, at least a majority-owned Subsidiary of the Holding Company and (ii) otherwise, a Wholly Owned Subsidiary of the Holding Company.

SECTION 6.11                                      Collateral and Guarantee Requirement; Further Assurances.

(a)                                 The Holding Company will (with respect to Designated SBG Subsidiaries only), and the Borrower will, and shall cause each of its Subsidiaries to, cause the Collateral and Guarantee

Requirement to be and remain satisfied at all times, all at the expense of the Borrower, and execute any and all documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings and other documents and recordings of Liens in stock registries) that may be required under any applicable law, or that the Administrative Agent may reasonably request, in connection therewith and provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents and otherwise as to the compliance with the Collateral and Guarantee Requirement, and in that connection:

(i)                                     [Reserved];

(ii)                                  if any Person becomes a direct or indirect Subsidiary of the Borrower after the Sixth Restatement Effective Date, the Borrower will promptly after the date such Person becomes a Subsidiary notify the Administrative Agent thereof and, within 30 days after the date such Person becomes a Subsidiary, cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary; and

(iii)                               the Borrower will cause each Obligor to deliver supplements to the relevant annexes to the Security Agreement listing any newly acquired intellectual property that is registered in the United States Copyright Office or the United States Patent and Trademark Office (collectively, “US Registered IP”) and to take all such further actions (including entering into short-form intellectual property security agreements with respect thereto and providing evidence as to the completion of filing (or arrangements satisfactory to the Administrative Agent for filing) with the United States Copyright Office or the United States Patent and Trademark Office against the relevant intellectual property covered by such security agreements) that the Administrative Agent may reasonably request in connection therewith; provided that this clause (iii) shall not apply with respect to newly acquired intellectual property that is not US Registered IP or that is not otherwise required to be specifically identified in order to maintain a first priority perfected Lien with respect thereto.

(b)                                 The Borrower will, in the case of any Obligor, furnish to the Administrative Agent prompt written notice of any change in such Obligor’s (i) corporate or organization name, (ii) identity or organizational structure or (iii) organizational identification number; provided that no Obligor shall effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all of the Collateral for the benefit of the Secured Parties.

SECTION 6.12                                      Post-Effective Date Matters.  The Holding Company and the Borrower will, and will cause each Subsidiary Guarantor to, execute and deliver the documents and complete the actions referred to in clause (d) of the definition of “Collateral and Guarantee Requirement”, in each case within the time periods provided therein.

ARTICLE VII

NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower (other than with respect to Section 7.18) and the Holding Company (solely with respect to each of the Designated SBG Subsidiaries and Section 7.18) covenants and agrees with the Lenders that:

SECTION 7.01                                      Indebtedness.  The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

(a)                                 Indebtedness to the Lenders hereunder (including in respect of Incremental Loans) and under the other Loan Documents;

(b)                                 Indebtedness outstanding on the Sixth Restatement Effective Date and identified in Schedule 7.01(b);

(c)                                  Indebtedness of Subsidiaries of the Borrower owing to the Borrower or to other Subsidiaries of the Borrower and Indebtedness of the Borrower owing to any of the Designated SBG Subsidiaries; provided that any Indebtedness of the Borrower owing to any Subsidiary that is not a Guarantor (i) shall be made pursuant to an intercompany note in the form and substance satisfactory to the Administrative Agent and shall be subordinated in right of payment from and after such time as the Loans shall become due and payable (whether at maturity, acceleration or otherwise) to the payment and performance of the Obligations and (ii) that is disposed, pledged or transferred (other than a disposition, pledge or transfer to a wholly-owned Subsidiary or a pledge to benefit the Secured Parties) will be deemed to be Indebtedness not permitted by this clause (c);

(d)                                 Subordinated Film Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not exceeding $10,000,000 at any one time outstanding, provided that the terms and conditions of each agreement or instrument evidencing or governing such Indebtedness shall be satisfactory to the Administrative Agent;

(e)                                  Guarantees by one or more of the Borrower and the Subsidiary Guarantors (other than License Subsidiaries) of the obligations of other Persons (including Affiliates) (i) arising from the Cox Acquisition, the Barrington Acquisition, the Allbritton Acquisition and the New Age Acquisition and (ii) such other Guarantees by one or more of the Borrower and the Subsidiary Guarantors (other than License Subsidiaries); provided that (A) the aggregate principal amount of all such other Guarantees incurred pursuant to this clause (e)(ii) shall not exceed (x) the Incremental Starter Amount minus the amount of any Incremental Loans obtained since the Sixth Restatement Effective Date pursuant to Section 2.01(c)(i)(A) and the amount of Permitted Additional Indebtedness incurred since the Sixth Restatement Effective Date pursuant to Section 7.01(m) plus (y) additional Guarantees so long as the First Lien Indebtedness Ratio (determined on a pro forma basis as of the relevant determination date as if such Guarantees pursuant to this Section 7.01(e)(ii) had been outstanding on the most recent period of four consecutive fiscal quarters) shall not be greater than 3.75 to 1.00, (B) immediately prior to and after giving effect to any such Guarantees, no Default has occurred or is continuing or shall result therefrom and (C) so long as (x) any Revolving Commitment, (y) any Revolving Exposure or (z) any Tranche A Term Loan remains in effect, after giving pro forma effect to the incurrence of such Guarantees, the Borrower shall be in compliance with the covenant set forth in Section 7.11.

(f)                                   Indebtedness (including Indebtedness of the Receivables Subsidiary) incurred in connection with any Receivables Financing on terms satisfactory to the Administrative Agent, provided that, after giving effect thereto, the aggregate face amount of

Receivables of the Borrower and its Subsidiaries (other than any Receivables Subsidiary) that have not been sold or financed shall be at least $10,000,000;

(g)                                  (i) any refinancing of Capital Lease Obligations of the Borrower or any of its Subsidiaries identified in Schedule 7.01(b) with other Capital Lease Obligations of the Borrower or any of its Subsidiaries, provided that the principal amount of such other Capital Lease Obligations shall not exceed the principal amount of the Capital Lease Obligations being refinanced; and (ii) Indebtedness incurred after the Sixth Restatement Effective Date in respect of additional Capital Lease Obligations in respect of leases with respect to buildings, broadcast towers or equipment of the Borrower or any of its Subsidiaries, provided that the aggregate principal amount of such Indebtedness permitted under this clause (g)(ii) shall not exceed $100,000,000 at any one time outstanding;

(h)                                 additional unsecured Indebtedness of the Borrower, provided that (i) the Total Indebtedness Ratio (determined on a pro forma basis as of the date of incurrence of such Indebtedness as if such Indebtedness had been outstanding on the last of the most recent period of four consecutive fiscal quarters of the Borrower) shall not be greater than 7.00 to 1.00, (ii) no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom, (iii) any such Indebtedness incurred under this clause (h) in excess of $100,000,000 shall not mature or have scheduled amortization or payments of principal (including prepayments, redemptions or sinking fund or like payments) prior to the 91st day after the stated maturity date of any Loans hereunder at the time such Indebtedness is incurred (other than prepayment or redemption requirements as a result of asset sales or change of control provisions (provided that any such prepayment or redemption (or offer to prepay or redeem) may be made only to the extent permitted under Section 7.12)), (iv) the other terms and conditions (including subordination provisions) of such Indebtedness (other than interest rate and redemption premium) shall not be more restrictive on the Borrower and its Subsidiaries than the terms and conditions found in unsecured debt of a similar type issued by similar issuers under Rule 144A or in a public offering (provided that in no event shall such other terms or conditions (other than any subordination provisions) be more restrictive on the Borrower and its Subsidiaries than the Existing Senior Unsecured Note Indentures), any such subordination terms shall extend to cover the Obligations, among other obligations, (v) such Indebtedness is not guaranteed by any Person other than the Guarantors and (vi) such Indebtedness is not secured by any Lien or any property of the Borrower, the Holding Company or any of their respective Subsidiaries.  Indebtedness incurred under this clause (h) will include any Registered Equivalent Notes issued in exchange therefor;

(i)                                     Attributable Debt in connection with a Sale and Leaseback Transaction, provided that (i) the Total Indebtedness Ratio (determined on a pro forma basis as of the date of incurrence of such Indebtedness as if such Indebtedness had been outstanding on the last of the most recent period of four consecutive fiscal quarters of the Borrower) shall not be greater than 7.00  to 1.00 and (ii) no Event of Default shall have occurred and be continuing at the time of incurrence of such Attributable Debt or would result therefrom;

(j)                                    any Permitted Second Priority Refinancing Debt, Permitted Senior Unsecured Refinancing Debt or Permitted Subordinated Refinancing Debt incurred after the Sixth Restatement Effective Date; provided that (i) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so refinanced except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid (including original issue discount), and fees and expenses reasonably incurred, in connection therewith, (ii) no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom, (iii) with respect to the incurrence of any Permitted Second Priority Refinancing Debt, after giving effect thereto, the Total Indebtedness Ratio will not exceed, at any time 7.00 to 1.00 (determined on a pro forma basis as of the date of incurrence of such Indebtedness as if such Indebtedness had been outstanding on the last day of the most recent period of four consecutive fiscal quarters of the Borrower), and (iv) with respect to the incurrence of any Permitted Senior Unsecured Refinancing Debt or Permitted Subordinated Refinancing Debt, the Total Indebtedness Ratio will not exceed, at any time 7.00 to 1.00 (determined on a pro forma basis as of the date of incurrence of such Indebtedness as if such Indebtedness had been outstanding on the last of the most recent period of four consecutive fiscal quarters of the Borrower);

(k)                                 [Reserved];

(l)                                     Indebtedness of any Person that becomes a TV/Radio Subsidiary after the Sixth Restatement Effective Date and any refinancing or replacements thereof that do not increase the principal amount of such Indebtedness (other than with respect of fees and expenses related to such refinancing or replacement) (collectively, “Permitted Assumed Debt”); provided that (x) the aggregate principal amount of Indebtedness permitted by this clause (l) shall not exceed $200,000,000 at any one time outstanding and (y) the Borrower and the other Obligors may only be liable for any such refinancing or replacement so long as such TV/Radio Subsidiary is or promptly becomes a Guarantor and Obligor under the Credit Agreement in connection with such refinancing or replacement;  and

(m)                             Indebtedness in respect of Permitted Additional Indebtedness; provided that (i) the aggregate principal amount of all such Permitted Additional Indebtedness issued or incurred pursuant to this clause (m) shall not exceed (A) the Incremental Starter Amount minus the amount of any Incremental Loans obtained since the Sixth Restatement Effective Date pursuant to Section 2.01(c)(i)(A) and the amount of Guarantees incurred since the Sixth Restatement Effective Date pursuant to Section 7.01(e)(ii)(A)(x) plus (B) additional amounts of Permitted Additional Indebtedness so long as the First Lien Indebtedness Ratio (determined on a pro forma basis as of the relevant determination date as if such Permitted Additional Indebtedness pursuant to this Section 7.01(m) had been outstanding on the most recent period of four consecutive fiscal quarters) shall not be greater than 3.75 to 1.00, (ii) immediately prior to and after giving effect to any such Permitted Additional Indebtedness, no Default has occurred or is continuing or shall result therefrom, (iii) so long as (x) any Revolving Commitment, (y) any Revolving Exposure or (z) any Term Loan (excluding any Incremental Tranche B-1 Term Loan) remains in effect, after giving pro forma effect to the incurrence of such Permitted Additional Indebtedness, the Borrower shall be in compliance with the covenant set forth in Section 7.11 and (iv) the Average Life to Maturity of the Permitted Additional Indebtedness shall be greater than the Average Life to Maturity of the Tranche B Term Loans.

SECTION 7.02                                      Liens.  The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)                                 Liens created pursuant to the Security Documents;

(b)                                 Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or any of its Subsidiaries, as the case may be, in accordance with GAAP;

(c)                                  carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under clause (j) of Article VIII;

(d)                                  pledges or deposits under worker’s compensation, unemployment insurance and other social security legislation;

(e)                                  deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(f)                                   easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(g)                                  Liens on the Capital Stock of Cunningham owned by the Carolyn C. Smith Cunningham Trust, Michael Anderson, trustee or its assigns acquired by the Borrower or any of its Subsidiaries pursuant to the exercise of the Cunningham Options, to the extent such Liens are in existence on the date of such acquisition;

(h)                                 Liens on the property of the Borrower and the Subsidiary Guarantors securing Guarantees permitted under Section 7.01(e);

(i)                                     Liens resulting from the defeasance (but only to extent permitted under Section 7.12) of any Other Debt in accordance with the terms thereof;

(j)                                    Liens upon real and/or personal property existing on the Sixth Restatement Effective Date, provided that the aggregate Indebtedness and/or other obligations secured thereby shall not exceed $50,000,000;

(k)                                 additional Liens upon real and/or personal property created after the Sixth Restatement Effective Date, provided that the aggregate Indebtedness and/or other obligations secured thereby and incurred on and after the Sixth Restatement Effective Date shall not exceed $50,000,000 in the aggregate at any one time outstanding;

(l)                                     Liens (if any) created in connection with (i) any Receivables Financing permitted under Section 7.01(f) and (ii) any Sale and Leaseback Transaction permitted under Section 7.01(i);

(m)                              any extension, renewal or replacement of any Lien under any of the foregoing clauses, provided that the Liens permitted under this clause (m) shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property);

(n)                                 Liens on the Collateral securing any Permitted Second Priority Refinancing Debt permitted under Section 7.01(j);

(o)                                 any Lien existing on any property or asset of any Person that becomes a TV/Radio Subsidiary after the Sixth Restatement Effective Date and securing Indebtedness permitted pursuant to Section 7.01(l); provided that (A) such Lien shall not apply to any other property or assets (other than proceeds) of the Borrower or any Subsidiary (and its Subsidiaries) and (B) such Lien shall secure only those obligations which it secures on the date such Person becomes a TV/Radio Subsidiary, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (other than by an amount not in excess of fees and expenses associated therewith); and

(p)                                 Liens on assets securing Indebtedness permitted by Section 7.01(m).

SECTION 7.03                                      Mergers, Consolidations, Etc.

The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except:

(a)                                 any Subsidiary may be merged or consolidated with or into any other Subsidiary; provided that:

(i)                                     if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving entity;

(ii)                                  if any such transaction shall be between a Subsidiary Guarantor and a Subsidiary not a Subsidiary Guarantor, and such Subsidiary Guarantor is not the continuing or surviving entity, then the continuing or surviving entity shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents;

(b)                                 any License Subsidiary may be merged or consolidated with or into (i) any other License Subsidiary or (ii) a newly formed Subsidiary of the Borrower (which may be organized as a limited liability company) established for the purpose of becoming a License Subsidiary, provided that such newly formed Subsidiary (x) if it is the continuing or surviving entity, it shall have assumed all of the obligations of such Subsidiary hereunder and under the other Loan Documents and (y) shall be in compliance with Section 7.14;

(c)                                  any Subsidiary may be merged or consolidated with or into any other Person to effect an Acquisition permitted under Section 7.04, provided that the continuing or surviving entity shall be a Subsidiary of the Borrower and, if not a Subsidiary Guarantor prior to such merger or consolidation, such continuing or surviving entity shall have assumed all of the obligations of such Subsidiary hereunder and under the Loan Documents;

(d)                                 any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower, provided that the Borrower shall be the continuing or surviving entity; and

(e)                                  any Subsidiary of the Borrower may be dissolved; provided that the Administrative Agent shall have received evidence reasonably acceptable to the Administrative

Agent that prior to giving effect to such dissolution, the book value of all assets of such Subsidiary does not exceed $2,500,000.

SECTION 7.04                                      Acquisitions.  The Borrower will not, nor will it permit any of its Subsidiaries to, acquire any business or property from, or Capital Stock of, or be a party to any acquisition of, any Person, or acquire any option to make any such acquisition, except:

(a)                                 purchases of inventory, programming rights and other property to be sold or used in the ordinary course of business;

(b)                                 Investments permitted under Section 7.07;

(c)                                  Restricted Payments permitted under Section 7.08;

(d)                                 Capital Expenditures of the Borrower and its Subsidiaries;

(e)                                  the Borrower and its Subsidiaries may consummate any Acquisition (including the exercise of the Cunningham Options), provided that, if applicable:

(i)                                     (A) in the case of Acquisitions other than TV/Radio Acquisitions under this clause (e), both immediately prior to and after giving effect to such Acquisition, no Default shall have occurred and be continuing (and, in the case of such Acquisition, the Total Indebtedness Ratio at such time shall not exceed 7.00 to 1.00, calculated on a pro forma basis as if such Acquisition had been consummated on the first day of the relevant period) and (B) in the case of TV/Radio Acquisitions under this clause (e), both immediately prior to and after giving effect to such TV/Radio Acquisition, no Default shall have occurred and be continuing (and, in the case of such TV/Radio Acquisition, the Borrower shall be in compliance with the First Lien Indebtedness Ratio required under Section 7.11 at such time, in each case calculated on a pro forma basis as if such Acquisition had been consummated on the first day of the relevant period);

(ii)                                  each assignment or transfer of control of Broadcast Licenses to the Borrower or any of its Subsidiaries shall have been approved by:

(A)                               an Initial FCC Order, if (i) the Borrower has made a good faith determination that the seller is an established entity that would be reasonably likely to refund the purchase price in the event of reversal or rescission of the Initial FCC Order and (ii)(x) the application or applications seeking FCC consent to such Acquisition have not been contested by a third party or (y) in the event the application or applications seeking FCC consent to such Acquisition have been contested by a third party, the Borrower shall have provided the Administrative Agent with appropriate supporting documentation, including, without limitation, a certificate signed by the President, a Vice President, a Financial Officer or Secretary of the Borrower and copies of an opinion of FCC counsel that there is no reasonable likelihood of reversal or rescission of the Initial FCC Order; or

(B)                               a Final FCC Order, in all other cases (including the exercise of the Cunningham Options);

(iii)                               if the Administrative Agent or the Required Lenders shall have so requested, the Administrative Agent shall have received an opinion of FCC counsel satisfactory to the Administrative Agent or the Required Lenders, as the case may be, in its (or their) reasonable judgment to the effect that such transfer shall have been so approved by an Initial FCC Order or a Final FCC Order, as the case may be, and that such Broadcast Licenses have been validly assigned to the Borrower or such Subsidiary;

(iv)                              if the Aggregate Consideration for such Acquisition is equal to or greater than $15,000,000, the Borrower shall furnish to the Lenders a certificate showing calculations (after giving effect to borrowings and prepayments hereunder to be made on such date and calculated on a pro forma basis as if such Acquisition had been consummated on the first day of the period of four fiscal quarters of the Borrower ending on or most recently ended prior to such date) in reasonable detail that demonstrate that such Acquisition will not result in a Default under Section 7.11;

(v)                                 if the Aggregate Consideration for such Acquisition is equal to or greater than $15,000,000, no later than the date falling ten Business Days (or such shorter period as the Administrative Agent may agree) prior to the date that such Acquisition is consummated, the Borrower shall have delivered to the Administrative Agent drafts or executed counterparts of such of the respective agreements or instruments (including Program Services Agreements) pursuant to which such Acquisition is to be consummated (together with any related option or other material agreements), any schedules or other material ancillary documents to be executed or delivered in connection therewith, all of which shall be satisfactory in form and substance to the Administrative Agent;

(vi)                              promptly following request therefor, copies of such information or documents relating to such Acquisition as the Administrative Agent or any Lender (through the Administrative Agent) shall have reasonably requested;

(f)                                   the acquisition of property in connection with any exchanges permitted under Section 7.05; and

(g)                                  additional acquisitions of property or assets made after the Sixth Restatement Effective Date, which, when taken together with the aggregate amount of Investments made pursuant to Section 7.07(i), shall not exceed $400,000,000 in the aggregate.

SECTION 7.05                                      Dispositions. The Borrower will not, nor will it permit any of its Subsidiaries to, without the prior written consent of the Required Lenders, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or property, whether now owned or hereafter acquired including receivables and leasehold interests, except:

(a)                                 the Disposition of any inventory or other property in the ordinary course of business and on ordinary business terms;

(b)                                 the Disposition of obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Borrower and its Subsidiaries shall not have a fair market value in excess of $25,000,000;

(c)                                  the Borrower or any of its Subsidiaries may dispose of assets (including by way of an exchange for assets of equal or greater value, as determined in good faith by the Board of Directors of the Borrower or such Subsidiary), including assets relating to any Owned Station that is a television broadcasting station or a radio broadcasting station (or the Capital Stock of the Subsidiary of the Borrower that owns such assets if such Subsidiary does not own property related to any other Owned Station not included in such Disposition), provided that:

(i)                                     both immediately prior to such Disposition and, after giving effect thereto, no Default shall have occurred and be continuing;

(ii)                                  such Disposition is a sale to any Person for cash or in exchange for assets, in each case. in an amount not less than the fair market value of the assets being disposed of;

(iii)                               in the case of the Disposition (including an exchange) of assets relating to any Owned Station that is a television broadcasting station or a radio broadcasting station (or the Capital Stock of the Subsidiary of the Borrower that owns such assets if such Subsidiary does not own property related to any other Owned Station not included in such Disposition) and which are owned as of the Sixth Restatement Effective Date:

(A)                               the EBITDA Percentage attributable to such assets together with the EBITDA Percentage attributable to all other such assets sold or exchanged pursuant to this clause (iii) during any twelve month period since the Sixth Restatement Effective Date (but excluding the EBITDA Percentage attributable to any assets sold or exchanged as required by any Governmental Authority, including, without limitation, required sales or exchanges in connection with the Cox Acquisition, the Barrington Acquisition, the Allbritton Acquisition and the New Age Acquisition) shall not exceed 30%; provided, that in the case of the exchange of such assets pursuant to this clause (iii), the EBITDA Percentage attributable to such assets shall be determined on the basis of the net reduction in the EBITDA Percentage resulting from such exchange;

(B)                               the EBITDA Percentage attributable to all other such assets sold or exchanged pursuant to this clause (iii) since the Sixth Restatement Effective Date (but excluding the EBITDA Percentage attributable to any assets sold or exchanged as required by any Governmental Authority, including, without limitation, required sales or exchanges in connection with the Cox Acquisition, the Barrington Acquisition, the Allbritton Acquisition and the New Age Acquisition) shall not exceed 50%; provided, that in the case of the exchange of such assets pursuant to this clause (iii), the EBITDA Percentage attributable to such assets shall be determined on the basis of the net reduction in the EBITDA Percentage resulting from such exchange;

(C)                               in the case of any such exchange of assets, the acquisition of such assets of such Person pursuant to such exchange shall comply with the provisions of Section 7.04(e); and

(D)                               the Borrower shall have furnished to the Lenders, not later than the date falling five Business Days (or such shorter period as the Administrative Agent may agree) prior to the date of such Disposition a certificate in form and detail satisfactory to the Administrative Agent stating (and setting forth calculations in reasonable detail demonstrating) the EBITDA Percentage attributable to such Disposition and all other such assets so sold or exchanged for the relevant periods under clauses (A) and (B) above; and

(iv)                              the Borrower shall have furnished to the Lenders such other information or documents relating to such Disposition as the Administrative Agent or any Lender or Lenders (through the Administrative Agent) shall have reasonably requested; and

(d)                                 the Borrower or any of its Subsidiaries may dispose of additional property for fair market value, provided that the aggregate fair market value of such additional property disposed of by the Borrower and its Subsidiaries in any fiscal year shall not exceed $50,000,000;

(e)                                  the Borrower and its Subsidiaries may transfer Receivables in connection with any Receivables Financing permitted under Section 7.01(f);

(f)                                   any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its property to the Borrower or a Wholly Owned Subsidiary of the Borrower (other than a License Subsidiary); provided that if any such sale is by a Subsidiary Guarantor to another Subsidiary which is not a Subsidiary Guarantor, then such Subsidiary shall have become a “Subsidiary Guarantor” hereunder and assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents;

(g)                                  the Notes Transfer;

(h)                                 any Restricted Payment permitted under Section 7.08;

(i)                                     Dispositions identified on Schedule 7.05; and

(j)                                    any Sale and Leaseback Transaction permitted under Section 7.01(i).

SECTION 7.06                                      Lines of Business.  The Borrower will not permit at any time EBITDA for the most recent period of twelve consecutive full calendar months derived from (a) the business of owning and operating the Stations (and related retransmission facilities), (b) the commercial utilization of frequencies licensed, granted or leased to the Borrower or any of its Subsidiaries by the FCC, any other Governmental Authority or any other Person in connection with the television or radio broadcasting businesses, (c) the production of programming broadcast on television stations or syndicated to others, (d) the utilization of digital media, including, but not limited to, websites, mobile applications, and social media, to promote or distribute programming and to assist other businesses to reach audiences, (e) the business of broadcasting in a mobile environment, (f) the business of managing and/or consulting to television stations other than the Owned Stations and/or (g) otherwise, from the technology, media and telecommunications industries, to less than 66-2/3% of EBITDA for such period.

SECTION 7.07                                      Investments.  The Borrower will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

(a)                                 operating deposit accounts with banks;

(b)                                 Permitted Investments;

(c)                                  (i) Investments by the Borrower and its Subsidiaries in Capital Stock of Subsidiaries of the Borrower (other than any Excluded Non-Media Subsidiaries) and (ii) advances by the Borrower and its Subsidiaries to any of the Subsidiary Guarantors, and advances by any of the Designated SBG Subsidiaries to the Borrower, in the ordinary course of business permitted to be incurred by Section 7.01(c);

(d)                                 Investments outstanding on the Sixth Restatement Effective Date (other than Investments permitted under clauses (a), (b) and (c) of this Section) and identified in Schedule 4.14(b);

(e)                                  the acquisition of the Capital Stock of Persons or the formation of Wholly Owned Subsidiaries of the Borrower for the acquisition of Capital Stock of Persons, resulting in such Persons becoming Wholly Owned Subsidiaries of the Borrower, in each case for the purpose of enabling the Borrower and its Subsidiaries to consummate acquisitions permitted by Section 7.04;

(f)                                   Guarantees by Subsidiary Guarantors of Indebtedness of the Borrower to the extent such guarantees are permitted under Section 7.01;

(g)                                  Guarantees permitted under Section 7.01(e);

(h)                                 Investments by the Borrower and its Subsidiaries in any Receivables Subsidiary in connection with any Receivables Financing permitted under Section 7.01(f);

(i)                                     additional Investments made after the Sixth Restatement Effective Date, which when taken together with the Aggregate Consideration for Acquisitions made pursuant to Section 7.04(g), shall not exceed $400,000,000 in the aggregate, provided that no Default shall have occurred and be continuing at the time of the making of each such Investment or would result therefrom;

(j)                                    Investments by the Borrower or any of its Subsidiaries not exceeding $200,000,000 in the aggregate with respect to payments required to be made after the Sixth Restatement Effective Date with respect to purchase options relating to the purchase of Stations by the Borrower and its Subsidiaries; provided that no Default shall have occurred and be continuing at the time of the making of each such Investment or would result therefrom;

(k)                                 Investments by the Borrower or any of its Subsidiaries with respect to payments required to be made after the Sixth Restatement Effective Date with respect to purchase options in connection with the Barrington Acquisition and the Cox Acquisition;

(l)                                     the purchase, redemption, retirement, acquisition for value, defeasance, voluntary payment or prepayment in full or in part by the Borrower of the 8.375% Senior Unsecured Notes;

(m)                             the purchase, redemption, retirement, acquisition for value, defeasance, voluntary payment or prepayment in full or in part by the Borrower of the 5.375% Senior Unsecured Notes, the 6.125% Senior Unsecured Notes, the 6.375% Senior Unsecured Notes, the 8.375% Senior Unsecured Notes, the 5.625% Senior Unsecured Notes or Permitted Additional Indebtedness with the proceeds of Indebtedness permitted under Sections 2.01(c), 7.01(h), (j) or (m);

(n)                                 the purchase, redemption, retirement, acquisition for value, defeasance, voluntary payment or prepayment or refinancing in full or in part by the Borrower of any Other Debt, in an aggregate amount not to exceed (i) $200,000,000 plus (ii) any payments permitted by Section 7.08(h), Section 7.08(j), Section 7.08(k) and Section 7.08(l) minus (iii) the amounts of any payments made thereunder ; and

(o)                                 any refinancing with the proceeds of Permitted Second Priority Refinancing Debt, Permitted Senior Unsecured Refinancing Debt or Permitted Subordinated Refinancing Debt.

SECTION 7.08                                      Restricted Payments.  The Borrower will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except for, so long as no Default (other than with respect to Section 7.08(j) or Section 7.08(l)) exists at the time of making such Restricted Payment or would result therefrom:

(a)                                 [Reserved];

(b)                                 payments of cash dividends (or pay management fees and/or make royalty fee payments) to the Holding Company that will be used and applied directly by the Holding Company solely to pay general and administrative expenses of the Holding Company and its Subsidiaries (other than the Borrower and its Subsidiaries) in an aggregate amount not to exceed $15,000,000 for any period of twelve consecutive full calendar months;

(c)                                  payments of cash dividends to the Holding Company that will be used and applied directly by the Holding Company solely to pay: (i) unfunded obligations in respect of the Investments by the Holding Company or any of its Subsidiaries (other than the Borrower and its Subsidiaries) that are in effect on the Sixth Restatement Effective Date and identified in Schedule 7.08(c) (specifying the amount and due date (if any) of each such obligation) when such obligations are due and payable or called pursuant to the respective terms of such Investments, provided that the aggregate amount of dividends under this sub-clause (i) shall not exceed $100,000,000 in the aggregate from and after the Sixth Restatement Effective Date; (ii) general and administrative expenses of the Subsidiary or Subsidiaries of the Holding Company (other than the Borrower or any of its Subsidiaries) that holds such Investments identified in Schedule 7.08(c) in an aggregate amount not exceeding $3,000,000 for any fiscal year; (iii) Capital Expenditures of the Holding Company and its Subsidiaries (other than the Borrower and its Subsidiaries) in an aggregate amount not exceeding $10,000,000 from and after the Sixth Restatement Effective Date; (iv) amounts payable in respect of the Holding Company’s lease for its corporate headquarters; (v) principal and interest payments in respect of Indebtedness of the Holding Company incurred to refinance Indebtedness outstanding on the Sixth Restatement Effective Date, provided that (x) at the time of such Restricted Payment no Default shall have occurred and be continuing or would result therefrom and (y) the Borrower shall be in compliance with the covenants under Section 7.11 calculated on a pro forma basis as if such Restricted Payment had been made on the last day of the most recent period of four consecutive fiscal quarters of the Borrower; and (vi) other ordinary expenses of the Holding Company in respect of the normal operations of the Holding Company in an aggregate amount not exceeding $2,000,000 for any fiscal year, which dividends (in each case, in the case of sub-clauses (i) through (iv) above) may be paid from time to time but only in an amount not exceeding the amount of such obligations, expenses or other amounts permitted under this clause (c), as applicable, and at the time the same are due and payable;

(d)                                 payments of cash dividends to the Holding Company that will be used and applied directly by the Holding Company solely to pay federal, state, local and foreign income taxes of the Holding Company, to the extent such income taxes (i) are attributable to (x) the income of the Borrower and its Subsidiaries and/or attributable to the income of Unrestricted Subsidiaries (but (in the case of such income of Unrestricted Subsidiaries) only to the extent that, prior to making such dividends, the Borrower and its Subsidiaries shall have actually received cash amounts from any Unrestricted Subsidiaries that are designated for purpose of making such dividends under this clause (d) in respect of such income) or (y) the income of Holding Company but not any of its Subsidiaries and (ii) with respect to clause (x) above, do not exceed for any fiscal year the amount that the Borrower and its Subsidiaries or, as applicable, its Unrestricted Subsidiaries, would be required to pay in respect of such income taxes for such fiscal year were the Borrower, its Subsidiaries and its Unrestricted Subsidiaries, as the case may be, to pay such income taxes separately from the Holding Company, which dividends may be paid from time to time but only in an amount not exceeding the amount of such income taxes permitted under this clause (d), as applicable, and at the time the same are due and payable;

(e)                                  [Reserved];

(f)                                   the dividends and/or distributions contemplated by Section 7.01(j);

(g)                                  [Reserved];

(h)                                 payments of dividends to the Holding Company, together with the amount of any purchase, redemption, retirement, acquisition for value, defeasance, voluntary payment or prepayment or refinancing permitted under Section 7.07(n)(ii), in an aggregate amount not to exceed $200,000,000 in any fiscal year of the Borrower (it being understood and agreed that the Borrower shall be permitted to carry forward $50,000,000 of unused amounts to the next succeeding fiscal year); provided that at the time of the declaration and making of each such dividend, the Borrower shall be in compliance with the First Lien Indebtedness Ratio required under Section 7.11, calculated on a pro forma basis as if such dividend had been declared and made on the last day of the most recent period of four consecutive fiscal quarters of the Borrower; provided, further, from and after the date when the Available Amount reaches $200,000,000, dividends permitted under this clause (h) shall thereafter be permitted in an amount up to the Available Amount in effect at any date of determination without regard to the stated annual dollar amount referred to above;

(i)                                     the consummation of the Notes Transfer;

(j)                                    payments of cash dividends to the Holding Company, together with the amount of any purchase, redemption, retirement, acquisition for value, defeasance, voluntary payment or prepayment or refinancing permitted under Section 7.07(n)(ii), in an aggregate amount not to exceed $250,000,000; provided that at the time of the declaration and making of each such dividend, (x) no Event of Default shall have occurred and be continuing or would result therefrom and (y) the Borrower shall be in compliance with the First Lien Indebtedness Ratio required under Section 7.11, calculated on a pro forma basis as if such dividend had been declared and made on the last day of the most recent period of four consecutive fiscal quarters of the Borrower;

(k)                                 payments of dividends to the Holding Company, together with the amount of any purchase, redemption, retirement, acquisition for value, defeasance, voluntary payment or prepayment or refinancing permitted under Section 7.07(n)(ii); provided that at the time of the declaration and making of each such dividend, the Borrower’s First Lien Indebtedness Ratio shall not exceed 3.75 to 1.00, calculated on a pro forma basis as if such dividend had been declared and made on the last day of the most recent period of four consecutive fiscal quarters of the Borrower;

(l)                                     payments of dividends to the Holding Company, together with the amount of any purchase, redemption, retirement, acquisition for value, defeasance, voluntary payment or prepayment or refinancing permitted under Section 7.07(n)(ii), in an aggregate amount not to exceed $50,000,000; provided that at the time of the declaration and making of each such dividend, no Event of Default shall have occurred and be continuing or would result therefrom;

(m)                             payments of cash dividends or loans to the Holding Company or the Borrower directly or indirectly from any Unrestricted Subsidiaries;

(n)                                 [Reserved];

(o)                                 Longevity Payments in an aggregate amount not to exceed $15,000,000; and

(p)                                 payments contemplated by Section 7.07(l).

Nothing herein shall be deemed to prohibit the payment of any dividends or distributions by any Wholly Owned Subsidiary of the Borrower to the Borrower or any other such Wholly Owned Subsidiary; provided that, notwithstanding anything in the Loan Documents to the contrary, no Designated SBG Subsidiary shall be permitted to make any dividend or other distributions, in cash or property (other than in its additional ownership interests), to the Holding Company or any Subsidiary of the Holding Company that directly owns the ownership interests of such Designated SBG Subsidiary, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such ownership interests or any option, warrant or other right to acquire any such ownership interests.

SECTION 7.09                                      Transactions with Affiliates.  The Borrower will not, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

(a)                                 transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties;

(b)                                 transactions between or among the Borrower and its Wholly Owned Subsidiaries not involving any other Affiliate;

(c)                                  any Restricted Payment permitted under Section 7.08; and

(d)                                 any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity.

SECTION 7.10                                      Restrictive Agreements.  The Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Capital Stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the Sixth Restatement Effective Date identified on Schedule 7.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to (x) secured Indebtedness permitted by this Agreement, including Attributable Debt in respect of any Sale and Leaseback Transaction, if such restrictions or conditions apply only to the property or assets securing such Indebtedness or (y) Indebtedness permitted under Sections 7.01(c), (h), (i) and (j) but only to the extent that such restrictions are no more onerous on the Borrower and its Subsidiaries than the restrictions contained in the Existing Senior Unsecured Note Indentures and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

SECTION 7.11                                      First Lien Indebtedness Ratio.

As long as (i) any Revolving Commitment, (ii) any Revolving Exposure or (iii) any Term Loan (excluding any Incremental Tranche B-1 Term Loan) remains in effect, the Borrower will not permit the First Lien Indebtedness Ratio on any date to exceed 4.00 to 1.00, without the consent of the Specified Majority Lenders.

SECTION 7.12                                      Certain Other Indebtedness.  The Borrower will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Other Debt (or make any offer in respect of any of the foregoing), except: (a) for regularly scheduled payments of principal and interest in respect thereof required pursuant to the instruments evidencing such Other Debt, subject to, in the case of any Subordinated Debt, the subordination provisions applicable thereto; and (b) to the extent permitted under any of Sections 7.07(k), (l), (m), (n) and (o); provided that no Default shall have occurred and be continuing at the time of such purchase, redemption, retirement or other acquisition or defeasance or would result therefrom.

SECTION 7.13                                      Modifications of Certain Documents.  Without the prior written consent of the Required Lenders, at any time after the Sixth Restatement Effective Date, the Borrower will not, nor will it permit any of its Subsidiaries to, consent to any modification, supplement, waiver or termination of any of the provisions of the Program Services Agreements, Outsourcing Agreements or Other Debt Documents, if such modification, supplement, waiver or termination could reasonably be expected to be materially adverse to the interests of the Lender (subject to, in the case any Other Debt Document, the reasonable judgment of the Administrative Agent).  The Borrower will not, nor will it permit any of its Subsidiaries to, designate any Indebtedness (other than the Senior Unsecured Debt, Second Priority Debt and the Guarantees of any Guarantor in respect thereof) as “Designated Senior

Indebtedness” or “Designated Guarantor Senior Indebtedness” (or equivalent terms), in each case under and as defined in the instruments evidencing any Subordinated Debt.

SECTION 7.14                                      License Subsidiaries.

(a)                                 Whenever the Borrower or any of its Subsidiaries acquires any Broadcast License after the Sixth Restatement Effective Date, the Borrower shall (without limiting its obligations under Section 6.09) cause such acquisition to take place as follows in accordance with all applicable laws and regulations, including pursuant to approvals from the FCC: (i) each Broadcast License so acquired shall be transferred to and held by a Wholly Owned Subsidiary of the Borrower that is a License Subsidiary (provided that any License Subsidiary shall be permitted to hold one or more Broadcast Licenses); (ii) the related operating assets shall be transferred to and held by an operating company that is a Subsidiary of the Borrower (an “Operating Subsidiary”); and (iii) the Borrower shall deliver or cause to be delivered (if not theretofore delivered) to the Administrative Agent in pledge under the Security Agreement all Capital Stock of such License Subsidiary and such Operating Subsidiary (and, if reasonably requested by the Administrative Agent, furnish to the Administrative Agent evidence that the foregoing transactions have been so effected).

(b)                                 Notwithstanding anything herein to the contrary, the Borrower shall not permit any License Subsidiary to: (i) create, incur, assume or have outstanding any Indebtedness or other liabilities or obligations except for obligations under the Loan Documents, the Guarantees of such License Subsidiary in respect of Other Debt to the extent permitted under Section 7.01(j) and the contractual agreements with one or more Operating Subsidiaries entered into in the ordinary course of business solely with respect to the management of the relevant Station’s operations; (ii) own any right, franchise or other asset, except for Broadcast Licenses transferred to it by the Borrower of which it is a Wholly Owned Subsidiary, Broadcast Licenses acquired in the ordinary course of business and rights under any such agreements with one or more Operating Subsidiaries; (iii) enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); (iv) create, incur or permit to exist any Lien (other than the Lien created by the Security Documents and the Liens securing Second Priority Debt to the extent permitted under Section 7.02) on or in respect of, or sell, lease, assign, transfer or otherwise dispose of, any of its rights, franchises or other assets; (v) engage in any business other than holding Broadcast Licenses, such agreements with Operating Subsidiaries and incidental activities thereto; or (vi) make or hold any Investment.

(c)                                  Notwithstanding anything in this Section to the contrary, the Borrower and the Subsidiary Guarantors shall not be obligated to effect any transaction contrary to law or the rules, regulations or policies of the FCC, and shall be permitted to unwind the transactions contemplated by this Section to the extent necessary to comply with a ruling of the FCC; provided that the Borrower shall and shall cause each of the Subsidiary Guarantors to use its best efforts to carry out the provisions of this Section consistent with all laws and all rules, regulations and policies of the FCC, including pursuing any necessary approval or consents of the FCC.

(d)                                 The Borrower will cause all Broadcast Licenses for Owned Stations at all times to be held in the name of the respective License Subsidiary for the Owned Station being operated under authority of such Broadcast Licenses.

SECTION 7.15                                      [Reserved].

SECTION 7.16                                      Limitation on Cure Rights.  The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any agreement with or for the benefit of any other Person that limits the ability of the Borrower or such Subsidiary to exercise any rights or remedies under any agreement pursuant to which an Acquisition is to be consummated.

SECTION 7.17                                      Sale and Leaseback Transactions.  The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any arrangement with any other Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property that has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries, other than such transactions not exceeding an aggregate sale price of (a) $300,000,000 plus (b) such other amounts; provided that any Attributable Debt incurred in connection with Sale and Leaseback Transactions entered into from and after the date when the aggregate fair market value of assets sold in all such transactions entered into since the Sixth Restatement Effective Date exceeds $300,000,000 shall constitute “Specified SLB Attributable Debt” for purposes of this Agreement.

SECTION 7.18                                      Covenants Applicable to Holding Company.

(a)                                 Restrictive Agreements.  The Holding Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Holding Company to create, incur or permit to exist any Lien upon the Collateral owned by the Holding Company as provided herein and in the Security Documents, (ii) the ability of any Designated SBG Subsidiary or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets or (iii) the ability of any Subsidiary of any Designated SBG Subsidiary to pay dividends or other distributions to such Designated SBG Subsidiary with respect to its ownership interests or to Guarantee Indebtedness of the Borrower or any Subsidiary of the Borrower or the ability of any Designated SBG Subsidiary or any of its Subsidiaries to make loans or advances to the Borrower or any Subsidiary of the Borrower or to Guarantee Indebtedness of the Borrower or any Subsidiary of the Borrower; provided that the foregoing clauses (ii) and (iii) shall not apply to (x) restrictions and conditions imposed by law or by the Loan Documents and (y) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale (so long as such restrictions and conditions apply only to the Person that is to be sold and such sale is permitted under the Loan Documents); provided, further, that the foregoing clauses shall not apply to restrictions and conditions imposed by the Other Debt Documents to the extent not more onerous than those contained in the Existing Senior Unsecured Note Indentures.

(b)                                 Guarantees by Holding Company.  The Holding Company will not, nor will it permit any of the Designated SBG Subsidiaries to, guarantee any Indebtedness of the Borrower or any of its Subsidiaries that is permitted under Section 7.01 unless (i) each such entity remains a Guarantor hereunder and (ii) if such guarantee is secured, such guarantee shall have the same priority as the Indebtedness to which it relates.

SECTION 7.19                                      Hedging Agreements.  The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, except Hedging Agreements entered into in the ordinary course of business (and not for speculative purposes) (a) to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Capital Stock or Other Debt of the Borrower or any of its Subsidiaries) and (b) in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate, floating to fixed rates, or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

ARTICLE VIII

EVENTS OF DEFAULT

If any of the following events (“Events of Default”) shall occur:

(a)                                 the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or

(b)                                 the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three or more Business Days; or

(c)                                  any representation or warranty made or deemed made by or on behalf of any Obligor in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made; or

(d)                                 the Borrower or the Holding Company shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02(a), 6.03 (with respect to the existence of the Borrower or the Holding Company, as applicable), 6.08, 6.09, 6.10, 6.11 or Section 6.12 or in Article VII, or any Obligor shall default in the performance of any of its obligations contained in Section 5.02, 5.04(a)(iv), 5.05(a)(iii) or 6.14 of the Security Agreement; provided, that a breach of Section 7.11 shall not constitute a Default or an Event of Default with respect to any Incremental Tranche B-1 Term Loans unless and until each of the Required Revolving Lenders, Required Tranche A Term Loan Lenders, Required Delayed Draw Tranche A Term Loan Lenders and Required Tranche B Term Loan Lenders shall have terminated their respective Commitments, if applicable, (and Revolving Exposure, in the case of the Required Revolving Lenders) and declared all amounts thereunder to be due and payable (such period commencing with the date of a Default under Section 7.11 and ending on the date on which (i) the Required Revolving Lenders terminate their Revolving Commitments and Revolving Exposure and terminate and accelerate their Revolving Loans, (ii) the Required Tranche A Term Loan Lenders accelerate and terminate their Tranche A Term Loans, (iii) the Required Delayed Draw Tranche A Term Loan Lenders accelerate and terminate their Delayed Draw Tranche A Term Loans and (iv) the Required Tranche B Term Loan Lenders accelerate and terminate their Tranche B Term Loans, as applicable (the “Incremental Tranche B-1 Standstill Period”); or

(e)                                  any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document to which it is a party and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Borrower; or

(f)                                   the Borrower, any Guarantor or any other Designated SBG Subsidiary shall default in the payment when due of any principal of or interest on any of its other

Indebtedness aggregating $75,000,000 or more (for all such Persons), or in the payment when due of any amount under any Hedging Agreement for a notional principal amount exceeding $75,000,000 (for all such Persons); or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Hedging Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof or, in the case of a Hedging Agreement, to permit the payments owing under such Hedging Agreement to be liquidated; or

(g)                                  an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, any Guarantor, any other Designated SBG Subsidiary or any Material Third-Party Licensee or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, any Guarantor, any other Designated SBG Subsidiary or any Material Third-Party Licensee or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; or

(h)                                 the Borrower, any Guarantor, any other Designated SBG Subsidiary or any Material Third-Party Licensee shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, any Guarantor, any other Designated SBG Subsidiary or any Material Third-Party Licensee or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or

(i)                                     the Borrower, any Guarantor or any other Designated SBG Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

(j)                                    one or more judgments for the payment of money in an aggregate amount (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) in excess of $75,000,000 shall be rendered against the Borrower, any Guarantor or any other Designated SBG Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower, any Guarantor or any other Designated SBG Subsidiary to enforce any such judgment; or

(k)                                 an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

(l)                                     any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Smith Brothers, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Capital Stock of the Borrower or the Holding Company, provided that, in the case of the Holding Company, the Smith Brothers “beneficially own” (as so defined) a lesser percentage of such Capital Stock than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Borrower or the Holding Company; or

(m)                             during any period of 25 consecutive calendar months, individuals who were directors of the Holding Company or the Borrower on the first day of such period shall no longer constitute a majority of the Board of Directors of the Holding Company or the Borrower, as the case may be; or

(n)                                 the Borrower shall deliver any “Change of Control Purchase Notice” (or any similar notice) under and as defined in any Note Indenture; or

(o)                                  any Broadcast License (other than an Immaterial Broadcast License) shall be terminated, forfeited or revoked or shall fail to be renewed, or shall be modified in a manner materially adverse to the Borrower, or for any other reason (i) any License Subsidiary shall at any time cease to be a licensee under any Broadcast License (other than an Immaterial Broadcast License) relating to the Owned Station to which such Broadcast Licenses have been granted or the Subsidiary of the Borrower that owns 100% of the Capital Stock of such License Subsidiary shall otherwise fail to have all required authorizations, licenses and permits to construct, own, operate or promote such Owned Station, or (ii) any Material Third-Party Licensee for any Contract Station shall fail to preserve and maintain its legal existence or any of its material rights, privileges or franchises (including the Broadcast Licenses (other than an Immaterial Broadcast Licenses) for such Contract Station (other than by reason of such Contract Station becoming an Owned Station)), in each case, which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; provided, however, that the events enumerated in this clause (o) shall result in an Event of Default, regardless of whether reasonably expected to result in a Material Adverse Effect, if caused by fraud, gross negligence or willful misconduct of the Borrower, the Holding Company or any of their respective Subsidiaries; provided, further, that the events enumerated in this clause (o) shall not result in a Default or Event of Default if required by any Governmental Authority in connection with a change in any law, rule or regulation in any jurisdiction having authority over the Borrower, its Subsidiaries and any Material Third-Party Licensee; or

(p)                                 with respect to any Owned Station, the License Subsidiary with respect to such Owned Station shall at any time cease to be a Wholly Owned Subsidiary of the Subsidiary of the Borrower that owns the operating assets related to the Broadcast Licenses for such Owned Station; or the Borrower shall cease at any time to own all of the issued shares of the Capital Stock of any such Subsidiary; or

(q)                                 any transfer of any common stock or other ownership interests of the Borrower or any of its Subsidiaries or any right to receive such common stock or other ownership interests in the Borrower or any such Subsidiary, as the case may be, shall be transferred and either (i) such transfer shall fail to comply with any applicable provision of the Federal Communications Act of 1934, as amended from time to time, or any applicable FCC rule, regulation or policy, or (ii) the Administrative Agent shall not have received prior to such transfer an opinion reasonably satisfactory to the Required Lenders of counsel reasonably satisfactory to the Required Lenders to the effect that such transfer does so comply; or

(r)                                    other than with respect to de minimis items of Collateral not exceeding $15,000,000 in the aggregate, the Liens created by any of the Security Documents shall at any time not constitute a valid and perfected Lien on the Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 7.02 or under any of the Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents or any of the Guarantees of the Guarantors under Article III shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor, or any Intercreditor Agreement, or any other intercreditor agreement relating to any Second Priority Debt or Subordinated Debt, ceases to be in full force and effect (other than in accordance with its terms) against any holder of any Indebtedness that is secured by a Lien ranking pari passu with, or junior to, the Liens securing the Obligations or is contractually subordinated to the payment of the Obligations; or

(s)                                    any Program Services Agreement shall be terminated prior to the stated expiration date thereof (other than in connection with (i) the Borrower’s or any Subsidiary’s acquisition of the Contract Station subject thereto or (ii) as otherwise required by any Governmental Authority or any law, rule or regulation in any jurisdiction having authority over the Borrower and its Subsidiaries) and the Obligor party thereto shall not have entered into a replacement agreement relating to the Contract Station to which such Program Services Agreement relates that contains substantially similar payment terms as those set forth in such Program Services Agreement (except as otherwise required by any Governmental Authority or any law, rule or regulation in any jurisdiction having authority over the Borrower and its Subsidiaries), and such termination is, individually or in the aggregate, material to any line of business of the Borrower as set forth in Section 7.06; or

(t)                                    there shall have been asserted against the Borrower, any Guarantor, any other Designated SBG Subsidiary or any Unrestricted Subsidiary any claim with respect to any Environmental Liability that, in the judgment of the Required Lenders, is reasonably likely to be determined adversely to the Borrower or the affected Guarantor, other Designated SBG Subsidiary or Unrestricted Subsidiary, as the case may be, and the amount thereof could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (insofar as such amount is payable by any of the Borrower, the Guarantors, the other Designated SBG Subsidiaries or the Unrestricted Subsidiaries after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable thereof);

then, and (x) in every such event (other than an event with respect to any Obligor described in clause (g) or (h) of this Article and other than an Event of Default arising from a breach of Section 7.11), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (A) terminate the Commitments, and thereupon the Commitments shall terminate immediately; (B) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and in case of any event with respect to any Obligor described in clause (g) or (h) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and (C) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law and (y) if such event is an Event of Default arising from a breach of Section 7.11, (A) the Administrative Agent, at the request of the Required Revolving Lenders, shall, by notice to the Borrower, declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate, (B) the Administrative Agent, at the request of the Required Tranche A Term Loan Lenders, shall, by notice to the Borrower, declare the Tranche A Term Loans to be terminated and accelerated forthwith, whereupon the Tranche A Term Loans shall immediately terminate and accelerate, (C) the Administrative Agent, at the request of the Required Delayed Draw Tranche A Term Loan Lenders, shall, by notice to the Borrower, declare the Delayed Draw Tranche A Term Loans to be terminated and accelerated forthwith, whereupon the Delayed Draw Tranche A Term Loans shall immediately terminate and accelerate, (D) the Administrative Agent, at the request of the Required Tranche B Term Loan Lenders, shall, by notice to the Borrower, declare the Tranche B Term Loans to be terminated and accelerated forthwith, whereupon the Tranche B Term Loans shall immediately terminate and accelerate and (E) subject to the proviso in ARTICLE VIII(d) and the expiration of the Incremental Tranche B-1 Term Loan Standstill Period (if applicable), the Administrative Agent, at the request of the Required Incremental Tranche B-1 Term Loan Lenders, shall, by notice to the Borrower, declare the Incremental Tranche B-1 Term Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents with respect to the Incremental Tranche B-1 Term Loans to be due and payable forthwith, whereupon the same shall immediately become due and payable.

ARTICLE IX

THE ADMINISTRATIVE AGENT

Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Security Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Obligors to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article including Section 10.03, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto.  Without limiting any other provision of this Article, each Lender hereby authorizes the Administrative Agent to enter into (and/or agree to any amendments to) from time to time (i) any Security Documents and (ii) intercreditor (including subordination) arrangements on behalf of the Lenders in respect of any Other Debt or Permitted Additional Indebtedness to the extent permitted or contemplated hereunder, in each case as the Administrative Agent shall determine to be appropriate and consistent with the provisions hereof.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for an Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The

Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrower.  Additionally, if the Lender then acting as the Administrative Agent is a Defaulting Lender by virtue of clause (e) of the definition thereof, then the Administrative Agent may be removed by the Required Lenders and the Borrower (or only the Required Lenders, if a Default shall exist) upon 30 days’ written notice thereof to the Administrative Agent and the Lenders.  Upon any such resignation or removal, the Required Lenders and the Borrower shall have the right, so long as no Default shall exist, to appoint a successor from among the Lenders.  In the case of resignation by the Administrative Agent, if no successor shall have been so appointed by the Required Lenders and the Borrower and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent which shall be a bank with a minimum capital and surplus of $500,000,000 and with an office in New York, New York, or an Affiliate of any such bank.  In the case of removal of the Administrative Agent as provided above, if no successor shall have been so appointed by the Required Lenders and the Borrower (or by the Required Lenders, if a Default shall exist) and shall have accepted such appointment within 30 days after the Administrative Agent receives notice of removal, then the Borrower, so long as no Default shall exist, may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent which shall be a bank with a minimum capital and surplus of $500,000,000 and with an office in New York, New York, or an Affiliate of any such bank.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent’s resignation or removal hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Except as otherwise provided in Section 10.02(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the collateral or terminate any Lien with respect thereto under the Security Agreement, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property that is the subject of either a Disposition of property permitted hereunder or a Disposition to which the Required Lenders have consented.  Notwithstanding anything to the contrary contained herein, the Security Documents executed by the Obligors in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any Lender if such amendment or waiver is delivered in order (i) to comply with applicable local law, rule or regulation or advice of local counsel, (ii) to cure ambiguities, defects or manifest errors, (iii) to cause any such Security Documents to be consistent with this Agreement and the other Loan Documents and/or (iv) to give effect to the changes to any Security Document required by any Intercreditor Agreement.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Obligor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.10 and 10.03) allowed in such judicial proceeding; and to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 10.03.  Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

The Lenders irrevocably agree: (a) that any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (i) upon payment in full of all Obligations (other than obligations under Secured Hedging Agreements and contingent indemnification obligations not yet accrued and payable), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer made in compliance with the Loan Documents to any Person other than the Borrower or other Obligor (other than the Holding Company, except with respect to its pledge of the Capital Stock of the Borrower), (iii) subject to Section 10.02(b), if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such greater number of Lenders as may be required pursuant to Section 10.02(b)), (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under this Agreement in accordance with the terms of the Loan Documents; (b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property in respect of any purchase money Indebtedness (including Capital Lease Obligations) permitted by Section 7.01; and (c) that any Guarantor shall be automatically released from its obligations under this Agreement if such Person ceases to be a Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of any Other Debt.  Any such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligors in respect of) all interests retained by the Obligors, including the proceeds of any sale or other disposition, all of which shall continue to constitute part of the

Collateral.  Upon request by the Administrative Agent at any time, the Required Lenders (or such greater number of Lenders as may be required pursuant to Section 10.02(b)) will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under this Agreement pursuant to this Article.  In each case as specified herein, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Obligor such documents as such Obligor may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Security Documents, or to evidence the release of such Guarantor from its obligations under this Agreement, in each case in accordance with the terms of the Loan Documents (including this Article).

It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law, rule or regulation of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction.  It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future law, rule or regulation of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).  In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article and of Section 10.03 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.  Should any instrument in writing from the Borrower or any other Obligor be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Obligor to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent.  In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

Notwithstanding anything herein to the contrary, the Lead Arranger and Lead Bookrunner, the Joint Lead Arrangers and Joint Bookrunners, the Co-Senior Arrangers, the Co-Arrangers, the Syndication Agent and the Co-Documentation Agents named on the cover page of this Agreement shall have no duties or responsibilities hereunder except in their respective capacity, if any, as a Lender.

ARTICLE X

MISCELLANEOUS

SECTION 10.01                               Notices.

(a)                                 Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)                                     if to the Borrower or any Subsidiary Guarantor, to it at Sinclair Television Group, Inc., 10706 Beaver Dam Road, Hunt Valley, Maryland 21030, Attention of David B. Amy and Barry Faber (Telecopy No. (410) 568-1588); with a copy to Thomas & Libowitz, P.A., 100 Light Street, Baltimore, Maryland 21202, Attention of Steven Thomas (Telecopy No. (410) 752-2046);

(ii)                                  if to the Holding Company, to it at Sinclair Broadcast Group, Inc., 10706 Beaver Dam Road, Hunt Valley, Maryland 21030, Attention of David B. Amy and Barry Faber (Telecopy No. (410) 568-1588); with a copy to Thomas & Libowitz, P.A., 100 Light Street, Baltimore, Maryland 21202, Attention of Steven Thomas (Telecopy No. (410) 752-2046);

(iii)                               if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 1111 Fannin Street, 10th Floor, Houston, Texas 77002-6925, Attention: Demetra Mayon, Loan and Agency Services (Telephone No. (713) 750-3780; Telecopy No. (713) 750-2358), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, New York 10017, Attention of Timothy Lee (Telephone No. (212) 270-2282; Telecopy No. (212) 270-5100);

(iv)                              if to the Issuing Lender, to JPMorgan Chase Bank, N.A., 10420 Highland Manor Drive, 4th Floor, Tampa, Florida 33610, Attention of Henry Avelino (Telephone No. (813) 432-6338; Telecopy No. (813) 432-5161), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, New York 10017, Attention of Timothy Lee (Telephone No. (212) 270-2282; Telecopy No. (212) 270-5100);

(v)                                 if to the Swing Line Lender, to JPMorgan Chase Bank, N.A., 1111 Fannin Street, 10th Floor, Houston, Texas 77002-6925, Attention: Demetra Mayon, Loan and Agency Services (Telephone No. (713) 750-4780; Telecopy No. (713) 750-2358), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, New York 10017, Attention of Timothy Lee (Telephone No. (212) 270-2282; Telecopy No. (212) 270-5100); and

(vi)                              if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b)                                 Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c)                                  Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 10.02                               Waivers; Amendments.

(a)                                 No failure or delay by the Administrative Agent, the Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Lender and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent or waiver hereunder, without the written consent of each Lender, or (vi) release all or substantially all of the Subsidiary Guarantors from any of their guarantee obligations under Article III without the written consent of each Lender (except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Subsidiary Guarantor from such obligations that is the subject of a Disposition permitted hereunder or to which the Required Lenders have consented or to release any SBG Subsidiary Guarantor from such obligations in accordance with its removal as a Guarantor hereunder pursuant to Section 6.10); and provided, further, that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Lender or the Swing Line Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Lender or the Swing Line Lender, as the case may be, (y) any modification or supplement of Article III shall require the consent of each Subsidiary Guarantor and (z) to the extent specified in Section 2.01(c), this Agreement may be amended to establish Incremental Loan Commitments of any Series pursuant to an Incremental Loan Amendment executed between the Borrower, the relevant Lenders of such Series and the Administrative Agent, and any such Incremental Loan Amendment shall not require the consent of any other party to this Agreement.

(c)                                  Notwithstanding anything to the contrary contained in this Section 10.02, any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders holding Loans or Commitments of any Class (but not the Lenders holding Loans or Commitments of any other Class) may only be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class(es) of Lenders that would be required to consent thereto under this Section 10.02 if such Class(es) of Lenders were the only Class(es) of Lenders hereunder at the time.

(d)                                 Notwithstanding the provisions of Section 10.02(b), this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.  In addition, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Class (the “Refinanced Term Loans”) and, if applicable, related outstanding commitments, with a replacement term loan tranche hereunder (the “Replacement Term Loans”); provided that (i) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (ii) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Refinanced Term Loans, (iii) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Refinanced Term Loans) and (iv) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Refinanced Term Loans in effect immediately prior to such refinancing.

(e)                                  Notwithstanding anything to the contrary contained in this Section 10.02, the Administrative Agent and the Borrower, in their sole discretion, may amend, modify or supplement any provision of this Agreement or any other Loan Document to amend, modify or supplement such provision or cure any ambiguity, omission, mistake, error, defect or inconsistency, so long as such amendment, modification or supplement does not directly and adversely affect the rights or obligations of any Lender or Issuing Lender.

Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan shall be effective against the Revolving Lenders for purposes of the Revolving Commitments unless the Required Revolving Lenders shall have concurred with such waiver or modification.

SECTION 10.03                               Expenses; Indemnity; Damage Waiver.

(a)                                 The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Lender or any Lender, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Lender or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of pocket expenses incurred in connection with (x) any bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) any judicial or regulatory proceedings and (z) any workout, restructuring or other negotiations or proceedings (whether or not any thereof is consummated) and (iv) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by the Security Documents or any other document referred to therein.  Without limiting the generality of the foregoing, expenses being reimbursed by the Borrower under this Section include all reasonable costs and expenses incurred in connection with (i) taxes, fees and other charges for lien searches, filing financing statements and continuations thereof and other actions to perfect, protect and continue the Liens under the Security Documents and (ii) sums paid or incurred by the Administrative Agent or any Lender to take any action required of any Obligor under the Loan Documents that such Obligor fails to pay or take.

(b)                                 The Borrower shall indemnify the Administrative Agent, the Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)                                  To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Issuing Lender or the Swing Line Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Issuing Lender or the Swing Line Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Lender or the Swing Line Lender in its capacity as such.

(d)                                 To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e)                                  All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 10.04                               Successors and Assigns.

(a)                                 The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Obligor without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)                                 Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than a natural person) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)                               the Borrower (provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administration Agent within five Business Days after having received notice thereof), provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B)                               with respect to an assignment of a Revolving Lender’s Revolving Commitment or a Revolving Lender’s obligations in respect of its LC Exposure or Swing Line Exposure, the Issuing Lender and the Swing Line Lender; and

(C)                               the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan or Incremental Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(i)                                     Assignments shall be subject to the following additional conditions:

(A)                               except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 and, after giving effect to such assignment, the assigning Lender shall not have Commitment(s) and/or Loan(s) less than $1,000,000, unless, in each case, each of the Borrower and the Administrative Agent otherwise consent, provided that (i) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (ii) in the event of concurrent assignments to two or more funds that are advised or managed by the same investment advisor, all such concurrent assignments shall be aggregated in determining compliance with this minimum assignment requirement;

(B)                               each partial assignment of Commitments or Loans of any Class shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of its Commitment and Loans of such Class under this Agreement, provided that this clause shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C)                               the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D)                               the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(ii)                                  Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iii)                               The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(iv)                              Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)                                  Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Lender or the Swing Line Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of, and subject to the limitations of, Sections 2.13, 2.14, and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.16(d) as though it were a Lender.  Each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive, and such Lender, each Obligor and the Administrative Agent shall treat each person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.

(i)                                     A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(f) as though it were a Lender.

(d)                                 Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)                                  Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or LC Exposure held by it hereunder to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

SECTION 10.05                               Survival.  All covenants, agreements, representations and warranties made by the Obligors herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.  The provisions of Sections 2.13, 2.14, 2.15, 3.03 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 10.06                               Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Upon the effectiveness of this Agreement as provided in Section 5.01, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.07                               Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10.08                               Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Obligor against any of and all the obligations of any Obligor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided, that no amounts set off with respect to any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 10.09                               Governing Law; Jurisdiction; Consent to Service of Process.

(a)                                 This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)                                 Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New

York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

(c)                                  Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                                 Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 10.10                               WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 10.11                               Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 10.12                               Confidentiality.  Each of the Administrative Agent, the Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or under any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than an Obligor.  For the purposes of this Section, “Information” means all information received from any Obligor relating to the Holding Company, the Borrower, any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by an Obligor; provided that, in the case of information received from an Obligor after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

EACH LENDER ACKNOWLEDGES THAT INFORMATION (AS DEFINED IN THIS SECTION) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.  ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES.  ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

SECTION 10.13                               Cure of Defaults by the Administrative Agent or the Lenders.  Notwithstanding anything contained herein to the contrary, the Administrative Agent or any Lender may in its sole discretion, but shall not be obligated to, (a) cure any monetary default under any Program Services Agreement or (b) cure, by monetary payment or by performance, any default under any lease or option agreement to which the Borrower or any Subsidiary is a party.  In each case referred to in the foregoing clauses (a) and (b), the Borrower shall reimburse the Administrative Agent or such Lender for any such payment, and shall indemnify the Administrative Agent or such Lender for any and all costs and expenses (including the fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with any such performance, in each case with interest, at the Alternate Base Rate plus the Applicable Margin (for ABR Loans held by the Revolving Lenders), payable from the date of such payment or performance by the Administrative Agent or such Lender to the date of reimbursement by the Borrower.

SECTION 10.14                               USA PATRIOT Act.  Each Lender hereby notifies the Obligors that pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of the Obligors and other information that will allow such Lender to identify the Obligors in accordance with said Act.

SECTION 10.15                               Effect of Amendment and Restatement.  Upon the Sixth Restatement Effective Date, this Agreement shall amend, and restate as amended, the Existing Credit Agreement, but shall not constitute a novation thereof or in any way impair or otherwise affect the rights or obligations of the parties thereunder (including with respect to Loans and representations and warranties made thereunder) except as such rights or obligations are amended or modified hereby.  The Existing Credit Agreement as amended and restated hereby shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the Existing Credit Agreement not amended and restated in connection with the entry of the parties into this Agreement shall remain in full force and effect, each in accordance with its terms, as of the date of delivery or such other date as contemplated by such document, instrument or agreement to the same extent as if the modifications to the Existing Credit Agreement contained herein were set forth in an amendment to the Existing Credit Agreement in a customary form, unless such document, instrument or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement, the Existing Credit Agreement or such document, instrument or agreement or as otherwise agreed by the required parties hereto or thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER

SINCLAIR TELEVISION GROUP, INC.

By	/s/ David B. Amy
	Name:	David B. Amy
	Title:	Secretary

Address for the Borrower:
10706 Beaver Dam Road
Hunt Valley, Maryland 21030

Tax I.D. Number for the Borrower:
55-0829972

[Signature Page to Sixth Amended and Restated Credit Agreement]

HOLDING COMPANY

SINCLAIR BROADCAST GROUP, INC.

By	/s/ David B. Amy
	Name:	David B. Amy
	Title:	Executive Vice President and Chief Operating Officer

Address for the Holding Company:
10706 Beaver Dam Road
Hunt Valley, Maryland 21030

Tax I.D. Number for the Holding Company:
52-1494660

[Signature Page to Sixth Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS

SINCLAIR MEDIA I, INC.
WSMH, INC.
WGME, INC.
SINCLAIR MEDIA III, INC.
WYZZ LICENSEE, INC.
WSYX LICENSEE, INC.
SINCLAIR ACQUISITION VII, INC.
SINCLAIR ACQUISITION VIII, INC.
SINCLAIR ACQUISITION IX, INC.
SINCLAIR ACQUISITION X, INC.
MONTECITO BROADCASTING CORPORATION
CHANNEL 33, INC.
NEW YORK TELEVISION, INC.
BIRMINGHAM (WABM-TV) LICENSEE, INC.
RALEIGH (WRDC-TV) LICENSEE, INC.
SAN ANTONIO (KRRT-TV) LICENSEE, INC.
WVTV LICENSEE, INC.
CHESAPEAKE TELEVISION, INC.
SINCLAIR TELEVISION OF SEATTLE, INC.
FISHER PROPERTIES, INC.
SINCLAIR MEDIA SERVICES COMPANY
SINCLAIR TELEVISION MEDIA, INC.
FISHER MILLS, INC.
SINCLAIR TELEVISION OF WASHINGTON, INC.

SINCLAIR PROPERTIES, LLC

KBSI LICENSEE L.P.
WMMP LICENSEE L.P.

By:	Sinclair Properties, LLC, General Partner

WKEF LICENSEE L.P.
By:	Sinclair Communications, General Partner
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

WGME LICENSEE, LLC
By:	WGME, Inc., Member

[Signature Page to Sixth Amended and Restated Credit Agreement]

WICD LICENSEE, LLC
WICS LICENSEE, LLC
SINCLAIR TELEVISION OF ILLINOIS, LLC

By:	Illinois Television, LLC, Member
By:	Sinclair Communications, LLC, Sole Member of Illinois Television, LLC
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

WSMH LICENSEE, LLC
By:	WSMH, Inc., Member

WPGH LICENSEE, LLC
KDNL LICENSEE, LLC
WCWB LICENSEE, LLC
By:	Sinclair Media I, Inc., Member

KLGT LICENSEE, LLC
By:	WUCW, LLC, Sole Member
By:	Sinclair Communications, LLC, Sole Member of WUCW, LLC
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

WCGV LICENSEE, LLC
By:	Milwaukee Television, LLC, Sole Member
By:	Sinclair Communications, LLC, Sole Member of Milwaukee Television, LLC
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

KOKH LICENSEE, LLC,
By:	KOKH, LLC, Member of KOKH Licensee, LLC
By:	Sinclair Communications, LLC, Member of KOKH, LLC
By:	Sinclair Television Group, Inc., Member of Sinclair Communications, LLC

WCHS LICENSEE, LLC
WVAH LICENSEE, LLC
By:	Sinclair Media III, Inc., Member

CHESAPEAKE TELEVISION LICENSEE, LLC
KABB LICENSEE, LLC
WLOS LICENSEE, LLC
SAN ANTONIO TELEVISION, LLC
KEYE LICENSEE, LLC
KUTV LICENSEE, LLC
WTVX LICENSEE, LLC

[Signature Page to Sixth Amended and Restated Credit Agreement]

WPEC LICENSEE, LLC
WWMT LICENSEE, LLC
WRGB LICENSEE, LLC
WCWN LICENSEE, LLC
KTVL LICENSEE, LLC
KFDM LICENSEE, LLC
WUCW, LLC
WWHO LICENSEE, LLC
WFGX LICENSEE, LLC
KUPN LICENSEE, LLC
WEAR LICENSEE, LLC
ILLINOIS TELEVISION, LLC
KGAN LICENSEE, LLC
KFXA LICENSEE, LLC
WUPN LICENSEE, LLC
WUTV LICENSEE, LLC
WXLV LICENSEE, LLC
WMSN LICENSEE, LLC
WUHF LICENSEE, LLC
MILWAUKEE TELEVISION, LLC
WTAT LICENSEE, LLC
WRLH LICENSEE, LLC
WRGT LICENSEE, LLC
KSAS LICENSEE, LLC
WHP LICENSEE, LLC
WKRC LICENSEE, LLC
WOAI LICENSEE, LLC
WTTA LICENSEE, LLC
KFOX LICENSEE, LLC
KRXI LICENSEE, LLC
WTOV LICENSEE, LLC
WJAC LICENSEE, LLC
WFXL LICENSEE, LLC
KVII LICENSEE, LLC
KXRM LICENSEE, LLC
WACH LICENSEE, LLC
KGBT LICENSEE, LLC
KTVO LICENSEE, LLC
WPDE LICENSEE, LLC
KHQA LICENSEE, LLC
WSTQ LICENSEE, LLC
WPBN LICENSEE, LLC
KRCG LICENSEE, LLC
WLUC LICENSEE, LLC
WHOI LICENSEE, LLC
WNWO LICENSEE, LLC
KPTH LICENSEE, LLC
WOLF LICENSEE, LLC
WGFL LICENSEE, LLC
WQMY LICENSEE, LLC
SINCLAIR TELEVISION EL PASO, LLC

[Signature Page to Sixth Amended and Restated Credit Agreement]

KOCB LICENSEE, LLC
WZTV LICENSEE, LLC
WNAB LICENSEE, LLC
WTVC LICENSEE, LLC
WUXP LICENSEE, LLC
WDKY LICENSEE, LLC
KOKH, LLC
WLFL LICENSEE, LLC
WRDC, LLC
WTTO LICENSEE, LLC
WTVZ LICENSEE, LLC
WTWC LICENSEE, LLC
WGXA LICENSEE, LLC
By:	Sinclair Communications, LLC, Sole Member
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

SINCLAIR PROGRAMMING COMPANY, LLC
SINCLAIR COMMUNICATIONS, LLC
CHESAPEAKE MEDIA I, LLC
SINCLAIR TELEVISION OF FRESNO, LLC
SINCLAIR TELEVISION OF OMAHA, LLC
SINCLAIR NETWORKS GROUP, LLC
SINCLAIR DIGITAL GROUP, LLC
By:	Sinclair Television Group, Inc., Member

KDSM, LLC
By:	Sinclair Broadcast Group, Inc., Member

KDSM LICENSEE, LLC
By:	KDSM, LLC, Sole Member of KDSM Licensee, LLC
By:	Sinclair Broadcast Group, Inc., Sole Member of KDSM, LLC

WDKA LICENSEE, LLC

By:	Sinclair Properties, LLC, Member

SINCLAIR BROADCASTING OF SEATTLE, LLC
SINCLAIR TELEVISION OF PORTLAND, LLC
SINCLAIR RADIO OF SEATTLE, LLC
SINCLAIR MEDIA OF BOISE, LLC
SINCLAIR TELEVISION OF OREGON, LLC
SINCLAIR MEDIA OF SEATTLE, LLC
SINCLAIR MEDIA OF WASHINGTON, LLC
SINCLAIR INTERACTIVE MEDIA, LLC
SINCLAIR SEATTLE LICENSEE, LLC
SINCLAIR BAKERSFIELD LICENSEE, LLC
SINCLAIR BOISE LICENSEE, LLC
SINCLAIR YAKIMA LICENSEE, LLC

[Signature Page to Sixth Amended and Restated Credit Agreement]

SINCLAIR LEWISTON LICENSEE, LLC
SINCLAIR PORTLAND LICENSEE, LLC
SINCLAIR EUGENE LICENSEE, LLC
SINCLAIR RADIO OF SEATTLE LICENSEE, LLC
	By:	Sinclair Television Media, Inc., Member

SINCLAIR KENNEWICK LICENSEE, LLC
SINCLAIR La GRANDE LICENSEE, LLC
By:	Sinclair Television of Washington, Inc.

KFRE LICENSEE, LLC
KMPH LICENSEE, LLC
By:	Sinclair Television of Fresno, LLC, Sole Member
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Television of Fresno, LLC

KPTM LICENSEE, LLC
By:	Sinclair Television of Omaha, LLC, Sole Member
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Television of Omaha, LLC

KDBC LICENSEE, LLC
By:	Sinclair Television of El Paso, LLC, Sole Member
By:	Sinclair Communications, LLC, Sole Member of Sinclair Television of El Paso, LLC
By:	Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

By:	/s/ David B. Amy
David B. Amy, in his capacity as
Executive Vice President, Secretary
or Manager, as the case may be

[Signature Page to Sixth Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Swing Line Lender, as Issuing Lender and as Administrative Agent

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

[Signature Page to Sixth Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as Syndication Agent and a Lender

By:	/s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Credit Agreement]

WELLS FARGO BANK, as Co-Documentation Agent and a Lender

By:	/s/ Patrick Levesque
Name: Patrick Levesque
Title: Vice President

[Signature Page to Sixth Amended and Restated Credit Agreement]

SUNTRUST BANK, as Co-Documentation Agent and a Lender

By:	/s/ Cynthia W. Burton
Name: Cynthia W. Burton
Title: Vice President

[Signature Page to Sixth Amended and Restated Credit Agreement]

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent

By:	/s/ Jackson Merchant
Name: Jackson Merchant
Title: Managing Director

By:	/s/ Chris Dorsett
Name: Chris Dorsett
Title: Director

In addition, this Agreement was executed by or on behalf of each of the entities (or one of their affiliates) listed on the attached schedule, as Lender:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Bank of America, N.A.
Mizuho Bank
Bank of Nova Scotia
Amalgamated Bank
Stifel Bank & Trust
American Savings Bank, F.S.B.
Amalgamated Bank
Stifel Bank & Trust
American Savings Bank, F.S.B.
Highland Capital
OneWest Bank, FSB
Raymond James
Regions Bank
Blackrock
Crédit Industriel et Commercial
GSO Capital
Silvermine Capital
Apollo Management
Royal Bank of Scotland
Greywolf Capital
Babson Capital
CIFC Asset Management
Voya Investment Management
Cathay Bank
Octogon Credit Investors
Deutsche Investment Management
Prudential Bank
PPM America
Citigroup
Bank of the Cascades
CVC Credit Partners
Clinton Group

Fifth Third Bank
Hallmark Capital
Massachusetts Financial Services
Sound Point Capital
Ursamine Credit
WebBank
Mizuho Bank
OneWest Bank
CIFC Asset Management
Manufacturers Bank
ABRY ADVANCED SECURITIES
AEGON USA INVESTMENT MANAGEMENT
ALCENTRA INC
ALLSTATE INVESTMENT MANAGEMENT COMPANY
ALM X, LTD.
AMERICAN MONEY MANAGEMENT CORP
APIDOS CLO XIV
Apollo Management Holdings LP
ARES MANAGEMENT LLC
BABSON - JFIN CLO 2014 Ltd.
BABSON CAPITAL MANAGEMENT LLC
BANK OF THE CASCADES
BLACKROCK ADVISORS LLC
BLACKROCK FIN BRBKLN-BR BK LOAN STRATEGY FUND OF MULTIMANAGER GLOBAL INV TRUST
BLACKROCK FIN HCC-BL-HC-HOUSTON CASUALTY COMPANY
BLACKROCK FINANCIAL MANAGEMENT INC
Blackrock IM (UK) Ltd - ACE European Group Limited
CANARAS - SARANAC CLO III LIMITED
CANARAS CAPITAL MANAGEMENT LLC
CANYON CAPITAL ADVISORS LLC
CATHAY BANK
CIFC Asset Management
CIT Bank Limited
COLUMBIA MANAGEMENT INVESTMENT ADVISERSLLC
COLUMBIA MANAGEMENT INVESTMENT ADVISERSLLC - CALI
CREDIT INDUSTRIEL ET COMMERCIAL-CIC-NEWYORK

CREDIT VALUE PARTNERS LP
CVC CREDIT PARTNERS LIMITED
CVC Credit Partners LLC
ERSTE GROUP BANK AG
FIFTH THIRD BANK
FIRST NIAGARA BANK N.A.
First Western Capital Management
GALLATIN CLO V 2013-1, LTD.
GE ASSET MANAGEMENT INC
GOLDMAN SACHS ASSET MANAGEMENT LP
GRAMERCY PARK CLO LTD
GSO CAPITAL PARTNERS LP
HIGHLAND CAPITAL MANAGEMENT LP
HRS INVESTMENT HOLDINGS LLC
ICG US CLO 2014-1,LTD.
INVESCO ADVISERS INC
JPMORGAN CHASE BANK NA
KATONAH DEBT ADVISORS LLC
KVK CLO 2013-2 LTD.
LOOMIS SAYLES AND COMPANY LP
MANUFACTURERS BANK-LOS ANGELES
METROPOLITAN LIFE INSURANCE COMPANY
MJX ASSET MANAGEMENT LLC
NAGANO FUNDING ULC
NEUBERGER BERMAN FIXED INCOME LLC
NEUBERGER BERMAN LLC
NEW YORK LIFE INVESTMENT MANAGEMENT
OAKTREE CAPITAL MANAGEMENT LP
OCP CLO 2013-4 LTD
OCTAGON CREDIT INVESTORS LLC
ONEX CREDIT PARTNERS LLC
OZ ADVISORS LP
OZLM FUNDING, LTD.
PIONEER INVESTMENT MANAGEMENT INC
PPM AMERICA INCORPORATED
PUTNAM INVESTMENT MANAGEMENT LLC
RAYMOND JAMES FINANCIAL INC
ROYAL BANK OF CANADA-NEW YORK IBF

SEIX INVESTMENT ADVISORS INCORPORATED
SILVERMINE CAPITAL MANAGEMENT LLC
SOUND POINT CAPITAL MANAGEMENT LP
STATE STREET BANK & TRUST COMPANY
STIFEL BANK & TRUST
SUMITOMO MITSUI TRUST BANK, LIMITED
TRIMARAN ADVISORS LLC
VALCOUR CAPITAL MANAGEMENT LLC
VIBRANT CLO II, LTD.
VOYA INVESTMENT MANAGEMENT LLC
WEBBANK
WELLS FARGO & COMPANY
WEST GATE HORIZONS ADVISORS LLC
WESTERN ASSET MANAGEMENT COMPANY
ZAIS CLO 1, LIMITED
ZZDFG INVESTMENT ADVISERS INC
ZZURSAMINE CREDIT ADVISORS LLC

Schedule 1.01(a)

Revolving Commitments

Lender	Existing Revolving Commitment	TLA Commitment Conversion Amounts	Post-Conversion Revolving Commitment
JPMorgan Chase Bank, N.A.	$28,500,000.00	$52,987,500.00	$81,487,500.00
SunTrust Bank	$26,500,000.00	$48,175,000.00	$74,675,000.00
Wells Fargo Bank, National Association	$26,500,000.00	$43,175,000.00	$69,675,000.00
Deutsche Bank Trust Company Americas	$26,500,000.00	$43,175,000.00	$69,675,000.00
Royal Bank of Canada	$26,500,000.00	$43,175,000.00	$69,675,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$7,500,000.00	$34,531,250.00	$42,031,250.00
Bank of America, N.A.	$0.00	$40,000,00.00	$40,000,00.00
Mizuho Bank	$5,000,000.00	$17,500,000.00	$22,500,000.00
Bank of Nova Scotia	$8,000,000.00	$0.00	$8,000,000.00
Amalgamated Bank	$0.00	$5,000,000.00	$5,000,000.00
Stifel Bank & Trust	$1,500,000.00	$0.00	$1,500,000.00
American Savings Bank, F.S.B.	$1,000,000.00	$0.00	$1,000,000.00
Total	$157,500,000.00	$327,718,750.00	$485,218,750.00

Schedule 1.01(b)

Term Loan Commitments

Tranche B Term Loan Commitments

On file with the Lead Arranger.

Tranche A Term Loan Commitments

Lender	Tranche A Term Loan Commitment
Amalgamated Bank	$14,625,000.00
Stifel Bank & Trust	$12,265,625.00
American Savings Bank, F.S.B.	$8,831,250.00
Highland Capital	$34,652,844.00
OneWest Bank, FSB	$24,531,250.00
Raymond James	$29,437,500.00
Regions Bank	$29,437,500.00
Blackrock	$19,625,000.00
Crédit Industriel et Commercial	$19,625,000.00
GSO Capital	$16,681,250.00
Silvermine Capital	$15,411,515.00
Apollo Management	$13,737,500.00
Royal Bank of Scotland	$13,737,500.00
Greywolf Capital	$9,812,500.00
Babson Capital	$7,850,000.00
CIFC Asset Management	$3,213,594.00
Voya Investment Management	$6,378,125.00
Cathay Bank	$5,887,500.00
Octogon Credit Investors	$5,887,500.00
Deutsche Investment Management	$4,906,250.00
Prudential Bank	$4,906,250.00
PPM America	$3,925,000.00
Citigroup	$3,925,000.00
Bank of the Cascades	$2,943,750.00
CVC Credit Partners	$2,943,750.00
Clinton Group	$1,962,500.00
Fifth Third Bank	$1,962,500.00
Hallmark Capital	$1,962,500.00
Massachusetts Financial Services	$1,471,875.00
Sound Point Capital	$981,250.00
Ursamine Credit	$981,250.00
WebBank	$981,250.00
Total	$325,481,078.00

Delayed Draw Tranche A Term Loan Commitments

Lender	Delayed Draw Tranche A Term Loan Commitment
Mizuho Bank	$17,500,000.00
OneWest Bank	$10,000,000.00
CIFC Asset Management	$3,203,997.00
Manufacturers Bank	$5,000,000.00
Total	$35,703,997.00

Schedule 1.01(c)

Contract Stations

The channels indicated below are based on the new digital channel allotments.

Market	Stations	Status	Actual RE Channel	Affiliation	Licensee
Asheville, North Carolina and Greenville/ Spartanburg/Anderson, South Carolina	WMYA-TV	Contract/ Ownership Pending	14	MNT	Anderson (WFBC-TV) Licensee, Inc.

Baltimore, Maryland	WNUV(TV)	Contract	40	CW	Baltimore (WNUV-TV) Licensee, Inc.

Baltimore, Maryland	WUTB(TV)	Contract	41	MNT	Deerfield Media (Baltimore) Licensee, LLC

Beaumont / Port Arthur, Texas	KBTV-TV	Contract	40	FOX	Deerfield Media (Port Arthur) Licensee, LLC

Birmingham, Alabama	WDBB(TV)	Contract	18	CW	WDBB-TV, Inc.

Cedar Rapids/Waterloo/Iowa City/Dubuque, Iowa	KFXA(TV)	Contract	27	FOX	Second Generation of Iowa, LTD.

Champaign / Springfield / Decatur, IL	WBUI(TV) WCCU(TV)	Contract Contract	22 26	CW FOX	GOCOM Media of Illinois, LLC

Market	Stations	Status	Actual RE Channel	Affiliation	Licensee
	WRSP-TV	Contract	44	FOX

Charleston, South Carolina	WTAT-TV	Contract	24	FOX	WTAT Licensee, LLC

Charleston/Huntington, West Virginia	WVAH-TV	Contract	19	FOX	WVAH Licensee, LLC

Cincinnati, Ohio	WSTR-TV	Contract	33	MNT	Deerfield Media (Cincinnati) Licensee, LLC

Columbus, Ohio	WTTE(TV)	Contract	36	FOX	Columbus (WTTE-TV) Licensee, Inc.

Columbus, Ohio	WWHO(TV)	Contract	46	CW	Manhan Media, Inc.

Dayton, Ohio	WRGT-TV	Contract	30	FOX	WRGT Licensee, LLC

Eugene, Oregon	KMCB(TV) KMTR(TV) KTCW(TV)	Contract Contract Contract	22 17 45	NBC NBC NBC	KMTR Television, LLC

Flint-Saginaw-Bay City, Michigan	WBSF(TV)	Contract	46	CW	Flint (WBSF-TV) Licensee, Inc.

Flint-Saginaw-Bay City, Michigan	WEYI-TV	Contract	30	NBC	HSH Flint (WEYI) Licensee, LLC

Harrisburg/Lancaster/Lebanon/York, Pennsylvania	WLYH-TV	Contract	23	CW	Nexstar Broadcasting, Inc.

Myrtle Beach-Florence, South Carolina	WWMB(TV)	Contract	21	CW	HSH Myrtle Beach (WWMB) Licensee, LLC

Market	Stations	Status	Actual RE Channel	Affiliation	Licensee
Nashville, Tennessee	WNAB(TV)	Contract/ Ownership Pending	23	CW	Nashville License Holdings, L.L.C.

Omaha, Nebraska	KXVO(TV)	Contract	38	CW	Mitts Telecasting Company, LLC

Paducah-Cape Girardeau-Harrisburg-Mt Vernon	WDKA(TV)	Contract	49	MNT	WDKA Acquisition Corporation

Mobile, Alabama-Pensacola, Florida	WJTC(TV) WPMI-TV	Contract Contract	45 15	N/A NBC	Deerfield Media (Mobile) Licensee, LLC

Portland-Auburn, Maine	WPFO(TV)	Contract	23	FOX	CMCG Portland License LLC

Reno, Nevada	KAME-TV	Contract	20	MNT	Deerfield Media (Reno) Licensee, LLC

Reno, Nevada	KRNV-DT	Contract	7	NBC	Sierra Communications, LLC

Rochester, New York	WHAM-TV	Contract	13	ABC	Deerfield Media (Rochester) Licensee, LLC

Salt Lake City, Utah	KENV-DT	Contract	10	NBC	Ruby Mountain Broadcasting, LLC

San Antonio, Texas	KMYS(TV)	Contract	32	CW	Deerfield Media (San Antonio) Licensee, LLC

Sioux City, Iowa	KMEG(TV)	Contract	39	CBS	Waitt Broadcasting, Inc.

Syracuse, New York	WTVH(TV)	Contract	47	CBS	WTVH License, Inc.

Traverse City-Cadillac, Michigan	WGTQ(TV) WGTU(TV)	Contract Contract	8 29	ABC ABC	Traverse City (WGTU-TV) Licensee, Inc.

Wichita-Hutchinson, Kansas	KMTW(TV)	Contract	35	MNT	Mercury Broadcasting Company, Inc.

Schedule 1.01(d)

Non-Television Entity Notes

1.              Line of Credit and Promissory Note between Sinclair Television Group, Inc. and Keyser Capital, LLC dated October 4, 2007 for a committed amount of $160,000,000.

2.              Line of Credit and Promissory Note between Sinclair Television Group, Inc. and Sinclair Investment Group, LLC dated September 11, 2009, effective July 31, 2007 for a committed amount of $100,000,000.

Schedule 1.01(e)

Owned Stations

The channels indicated below are based on the new digital channel allotments.

Market	Stations	Channel	Affiliation	License Subsidiary
Albany, Georgia	WFXL(TV)	12	FOX	WFXL Licensee, LLC

Albany-Schenectady-Troy, New York	WCWN(TV)	43	CW	WCWN Licensee, LLC

Albany-Schenectady-Troy, New York	WRGB(TV)	6	CBS	WRGB Licensee, LLC

Amarillo, Texas	KVIH-TV KVII-TV	12 7	CW ABC	KVII Licensee, LLC

Austin, Texas	KEYE-TV	43	CBS	KEYE Licensee, LLC

Bakersfield, California	KBAK-TV KBFX-CD	33 29	CBS FOX	Sinclair Bakersfield Licensee, LLC

Baltimore, Maryland	WBFF(TV)	46	FOX	Chesapeake Television Licensee, LLC

Beaumont-Port Arthur, Texas	KFDM(TV)	25	CBS	KFDM Licensee, LLC

Birmingham, Alabama	WABM(TV)	36	MNT	Birmingham (WABM-TV) Licensee, Inc.

Market	Stations	Channel	Affiliation	License Subsidiary
	WTTO(TV)	28	CW	WTTO Licensee, LLC

Boise, Idaho	KBOI-TV KYUU-LD	9 28	CBS CW	Sinclair Boise Licensee, LLC

Buffalo, New York	WNYO-TV WUTV(TV)	49 14	MNT FOX	New York Television, Inc. WUTV Licensee, LLC

Cedar Rapids-Waterloo-Iowa City-Dubuque, Iowa	KGAN(TV)	29	CBS	KGAN Licensee, LLC

Champaign-Springfield-Decatur, Illinois	WICD(TV) WICS(TV)	41 42	ABC ABC	WICD Licensee, LLC WICS Licensee, LLC

Charleston, South Carolina	WMMP(TV)	36	MNT	WMMP Licensee L.P.

Charleston-Huntington, West Virginia	WCHS-TV	41	ABC	WCHS Licensee, LLC

Chattanooga, Tennessee	WTVC(TV)	9	ABC	WTVC Licensee, LLC

Cincinnati, Ohio	WKRC-TV	12	CBS	WKRC Licensee, LLC

Colorado Springs-Pueblo, Colorado	KXRM-TV	22	FOX	KXRM Licensee, LLC

Market	Stations	Channel	Affiliation	License Subsidiary
	KXTU-LD	20	CW

Columbia, South Carolina	WACH(TV)	48	FOX	WACH Licensee, LLC

Columbia-Jefferson City, Missouri	KRCG(TV)	12	CBS	KRCG Licensee, LLC

Columbus, Ohio	WSYX(TV)	48	ABC	WSYX Licensee, Inc.

Dayton, Ohio	WKEF(TV)	51	ABC	WKEF Licensee L.P.

Des Moines-Ames, Iowa	KDSM-TV	16	FOX	KDSM Licensee, LLC

El Paso, Texas	KDBC-TV KFOX-TV	18 15	CBS FOX	KDBC Licensee , LLC KFOX Licensee, LLC

Eugene, Oregon	KCBY-TV KPIC(TV) KVAL-TV	11 19 13	CBS CBS CBS	Sinclair Eugene Licensee, LLC South West Oregon TV Broadcasting Corp. Sinclair Eugene Licensee, LLC

Market	Stations	Channel	Affiliation	License Subsidiary
Flint/Saginaw/Bay City, Michigan	WSMH(TV)	16	FOX	WSMH Licensee, LLC

Fresno-Visalia, California	KFRE-TV KMPH-TV	36 28	CW FOX	KFRE Licensee , LLC KMPH Licensee, LLC

Grand Rapids-Kalamazoo-Battle Creek, Michigan	WWMT(TV)	8	CBS	WWMT Licensee, LLC

Greensboro/Winston-Salem/High Point, North Carolina	WMYV(TV) WXLV-TV	33 29	MNT ABC	WUPN Licensee, LLC WXLV Licensee, LLC

Greenville-Spartanburg, South Carolina-Asheville, North Carolina	WLOS(TV)	13	ABC	WLOS Licensee, LLC

Harlingen-Weslaco-Brownsville-McAllen, Texas	KGBT-TV	31	CBS	KGBT Licensee, LLC

Harrisburg/Lancaster/Lebanon/York, Pennsylvania	WHP-TV	21	CBS	WHP Licensee, LLC

Johnstown-Altoona, Pennsylvania	WJAC-TV	34	NBC	WJAC Licensee, LLC

Las Vegas, Nevada	KVCW(TV) KVMY(TV)	29 22	CW MNT	Channel 33, Inc. KUPN Licensee, LLC

Market	Stations	Channel	Affiliation	License Subsidiary
Lexington, Kentucky	WDKY-TV	31	FOX	WDKY Licensee, LLC

Madison, Wisconsin	WMSN-TV	49	FOX	WMSN Licensee, LLC

Marquette, Michigan	WLUC-TV	35	NBC	WLUC Licensee, LLC

Medford-Klamath Falls, Oregon	KTVL(TV)	10	CBS	KTVL Licensee, LLC

Milwaukee, Wisconsin	WCGV-TV WVTV(TV)	25 18	MNT CW	WCGV Licensee, LLC WVTV Licensee, Inc.

Minneapolis/St. Paul, Minnesota	WUCW(TV)	22	CW	KLGT Licensee, LLC

Mobile, Alabama-Pensacola, Florida	WEAR-TV WFGX(TV)	17 50	ABC MNT	WEAR Licensee, LLC WFGX Licensee, LLC

Myrtle Beach-Florence, South Carolina	WPDE-TV	16	ABC	WPDE Licensee, LLC

Nashville, Tennessee	WUXP-TV WZTV(TV)	21 15	MNT FOX	WUXP Licensee, LLC WZTV Licensee, LLC

Norfolk-Portsmouth-Newport News, Virginia	WTVZ-TV	33	MNT	WTVZ Licensee, LLC

Market	Stations	Channel	Affiliation	License Subsidiary
Oklahoma City, Oklahoma	KOCB(TV) KOKH-TV	33 24	CW FOX	KOCB Licensee, LLC KOKH Licensee, LLC

Omaha, Nebraska	KPTM(TV)	43	FOX	KPTM Licensee, LLC

Ottumwa, IA-Kirksville, Missouri	KTVO(TV)	33	ABC	KTVO Licensee, LLC

Paducah-Cape Girardeau-Harrisburg-Mt. Vernon	KBSI(TV)	22	FOX	KBSI Licensee L.P.

Peoria-Bloomington, Illinois	WHOI(TV)	19	ABC	WHOI Licensee, LLC

Pittsburgh, Pennsylvania	WPGH-TV	43	FOX	WPGH Licensee, LLC

Pittsburgh, Pennsylvania	WPMY(TV)	42	MNT	WCWB Licensee, LLC

Portland, Oregon	KATU(TV) KUNP(TV) KUNP-LD	43 16 47	ABC Univision Univision	Sinclair Portland Licensee, LLC Sinclair LaGrande Licensee, LLC

Portland-Auburn, Maine	WGME-TV	38	CBS	WGME Licensee, LLC

Quincy, IL-Hannibal, MO-Keokuk, Iowa	KHQA-TV	7	CBS	KHQA Licensee, LLC

Market	Stations	Channel	Affiliation	License Subsidiary
Raleigh/Durham, North Carolina	WLFL(TV) WRDC(TV)	27 28	CW MNT	WLFL Licensee, LLC Raleigh (WRDC-TV) Licensee, Inc.

Reno, Nevada	KRXI-TV	44	FOX	KRXI Licensee, LLC

Richmond-Petersburg, Virginia	WRLH-TV	26	FOX	WRLH Licensee, LLC

Rochester, New York	WUHF(TV)	28	FOX	WUHF Licensee, LLC

Salt Lake City, Utah	KMYU(TV) KUTV(TV)	9 34	MNT CBS	KUTV Licensee, LLC

San Antonio, Texas	KABB(TV)	30	FOX	KABB Licensee, LLC

San Antonio, Texas	WOAI-TV	48	NBC	WOAI Licensee, LLC

Seattle-Tacoma, Washington	KOMO-TV	38	ABC	Sinclair Seattle Licensee, LLC

Seattle-Tacoma, Washington	KUNS-TV	50	Univision	Sinclair Seattle Licensee, LLC

Sioux City, Iowa	KBVK-LP KPTH(TV) KPTP-LD	21 49 31	FOX FOX FOX	KPTH Licensee, LLC

Spokane, Washington	KLEW-TV	32	CBS	Sinclair Lewiston Licensee, LLC

St. Louis, Missouri	KDNL-TV	31	ABC	KDNL Licensee, LLC

Market	Stations	Channel	Affiliation	License Subsidiary
Syracuse, New York	WSTM-TV WSTQ-LP	24 14	NBC CW	WSTQ Licensee, LLC

Tallahassee, Florida-Thomasville, Georgia	WTWC-TV	40	NBC	WTWC Licensee, LLC

Tampa-St. Petersburg-Sarasota, Florida	WTTA(TV)	32	MNT	WTTA Licensee, LLC

Toledo, Ohio	WNWO-TV	49	NBC	WNWO Licensee, LLC

Traverse City-Cadillac, Michigan	WPBN-TV WTOM-TV	47 35	NBC NBC	WPBN Licensee, LLC

West Palm Beach-Fort Pierce, Florida	WTCN-CA WTVX(TV) WWHB-CA WPEC(TV)	43 34 48 13	MNT CW Azteca CBS	WTVX Licensee, LLC WPEC Licensee, LLC

Wheeling, West Virginia-Steubenville, Ohio	WTOV-TV	9	NBC	WTOV Licensee, LLC

Wichita - Hutchinson, Kansas	KAAS-LP KSAS-LP	31 29	FOX FOX	KSAS Licensee, LLC

Market	Stations	Channel	Affiliation	License Subsidiary
	KAAS-TV KOCW(TV) KSAS-TV	17 14 26	FOX FOX FOX

Yakima-Pasco-Richland-Kennewick, Washington	KEPR-TV KIMA-TV KUNW-CD KVVK-CD KORX-CA	18 33 30 15 16	CBS CBS Univision Univision	Sinclair Yakima Licensee, LLC Sinclair Kennewick Licensee, LLC Sinclair Kennewick Licensee, LLC Sinclair Kennewick Licensee, LLC

Schedule 2.04(a)

Existing Letters of Credit

1)             Letter of Credit between Fisher Communications, Inc. and JPMorgan Chase Bank, N.A., dated January 30, 2013, and assigned to Sinclair Television Group, Inc. on August 8, 2013 for a committed amount of $3,000,000.

Schedule 4.01

Organization; Powers

None.

Schedule 4.06(a)

 Litigation

None.

Schedule 4.06(b)

Environmental Matters

None.

Schedule 4.13(b)

Existing Liens

None.

Schedule 4.14(a)

Subsidiaries

Company	State of Organization	Ownership	Nature of Ownership
Birmingham (WABM-TV) Licensee, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Acquisition IX, Inc.	100% of issued and outstanding stock

Channel 33, Inc.	Nevada	Wholly owned Subsidiary of Montecito Broadcasting Corporation	100% of issued and outstanding stock

Chesapeake Media I, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of membership interest

Chesapeake Television, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of issued and outstanding stock

Chesapeake Television Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Fisher Mills, Inc.	Washington	Wholly owned Subsidiary of Sinclair Television of Seattle, Inc.	100% of issued and outstanding stock

Fisher Properties, Inc.	Washington	Wholly owned Subsidiary of Sinclair Television of Seattle, Inc.	100% of issued and outstanding stock

Illinois Television, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KABB Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KBSI Licensee L.P.	Virginia	General Partner, Sinclair Properties, LLC Limited Partner, Sinclair Properties, LLC	98%, Sinclair Properties, LLC 2%, Sinclair Properties, LLC

KDBC Licensee, LLC	Delaware	Wholly owned Subsidiary of Sinclair Television of El Paso, LLC	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
KDNL Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Media I, Inc.	100% of membership interest

KDSM Licensee, LLC	Maryland	Wholly owned Subsidiary of KDSM, LLC	100% of membership interest

KDSM, LLC	Maryland	Wholly owned Subsidiary of Sinclair Broadcast Group, Inc.	100% of membership interest

KEYE Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KFDM Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KFOX Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KFRE Licensee, LLC	Delaware	Wholly owned Subsidiary of Sinclair Television of Fresno, LLC	100% of membership interest

KFXA Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KGAN Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KGBT Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KHQA Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KLGT Licensee, LLC	Maryland	Wholly owned Subsidiary of WUCW, LLC	100% of membership interest

KMPH Licensee, LLC	Delaware	Wholly owned Subsidiary of Sinclair Television of Fresno, LLC	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
KOCB Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KOKH Licensee, LLC	Maryland	Wholly owned Subsidiary of KOKH, LLC	100% of membership interest

KOKH, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KPTH Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KPTM Licensee, LLC	Delaware	Wholly owned Subsidiary of Sinclair Television of Omaha, LLC	100% of membership interest

KRCG Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KRXI Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KSAS Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KTVL Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KTVO Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KUPN Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KUTV Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KVII Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

KXRM Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
Milwaukee Television, LLC	Wisconsin	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Montecito Broadcasting Corporation	Delaware	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of issued and outstanding stock

New York Television, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of issued and outstanding stock

Raleigh (WRDC-TV) Licensee, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Acquisition VIII, Inc.	100% of issued and outstanding stock

San Antonio (KRRT-TV) Licensee, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Acquisition X, Inc.	100% of issued and outstanding stock

San Antonio Television, LLC	Delaware	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Sinclair Acquisition VII, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of issued and outstanding stock

Sinclair Acquisition VIII, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of issued and outstanding stock

Sinclair Acquisition IX, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of issued and outstanding stock

Sinclair Acquisition X, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of issued and outstanding stock

Sinclair Bakersfield Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Boise Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
Sinclair Broadcasting of Seattle, LLC (formerly, Fisher Broadcasting-Bellevue TV, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Communications, LLC	Maryland	Wholly owned subsidiary of Sinclair Television Group, Inc.	100% of membership interest

Sinclair Digital Group, LLC	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of membership interest

Sinclair Eugene Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Interactive Media, LLC (formerly, Fisher Interactive Network, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Kennewick Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television of Washington, Inc.	100% of membership interest

Sinclair La Grande Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television of Washington, Inc.	100% of membership interest

Sinclair Lewiston Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Media I, Inc. (formerly known as WPGH, Inc.)	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of issued and outstanding stock

Sinclair Media III, Inc. (formerly known as WSTR, Inc.)	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of issued and outstanding stock

Sinclair Media of Boise, LLC (formerly, Fisher Broadcasting-Idaho TV, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Media of Seattle, LLC (formerly, Fisher Broadcasting-Seattle TV, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
Sinclair Media of Washington, LLC (formerly, Fisher Broadcasting-Washington TV, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Media Services Company (formerly, Fisher Media Services Company)	Washington	Wholly owned Subsidiary of Sinclair Television of Seattle, Inc.	100% of issued and outstanding stock

Sinclair Networks Group, LLC	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of membership interest

Sinclair Portland Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Programming Company, LLC	Maryland	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of membership interest

Sinclair Properties, LLC	Virginia	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Sinclair Radio of Seattle, LLC (formerly, Fisher Broadcasting-Seattle Radio, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Radio of Seattle Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Seattle Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Television Media, Inc. (formerly, Fisher Broadcasting Company)	Washington	Wholly owned Subsidiary of Sinclair Television of Seattle, Inc.	100% of issued and outstanding stock

Sinclair Television of El Paso, LLC	Delaware	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Sinclair Television of Fresno, LLC	Delaware	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
Sinclair Television of Illinois, LLC	Nevada	Wholly owned Subsidiary of Illinois Television, LLC	100% of membership interest

Sinclair Television of Omaha, LLC	Delaware	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of membership interest

Sinclair Television of Oregon, LLC (formerly, Fisher Broadcasting-Oregon TV, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Television of Portland, LLC (formerly, Fisher Broadcasting-Portland TV, LLC)	Delaware	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

Sinclair Television of Seattle, Inc. (formerly, Fisher Communications, Inc.)	Washington	Wholly owned Subsidiary of Sinclair Television Group, Inc.	100% of issued and outstanding stock

Sinclair Television of Washington, Inc. (formerly, Fisher Radio Regional Group Inc.)	Washington	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of issued and outstanding stock

Sinclair Yakima Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Television Media, Inc.	100% of membership interest

WACH Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WCGV Licensee, LLC	Maryland	Wholly owned Subsidiary of Milwaukee Television, LLC	100% of membership interest

WCHS Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Media III, Inc.	100% of membership interest

WCWB Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Media I, Inc.	100% of membership interest

WCWN Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WDKA Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Properties, LLC	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
WDKY Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WEAR Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WFGX Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WFXL Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WGFL Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WGME, Inc. (f/k/a WSYX, Inc.)	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of issued and outstanding stock

WGME Licensee, LLC	Maryland	Wholly owned Subsidiary of WGME, Inc.	100% of membership interest

WGXA Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WHOI Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WHP Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WICD Licensee, LLC	Maryland	Wholly owned Subsidiary of Illinois Television, LLC	100% of membership interest

WICS Licensee, LLC	Maryland	Wholly owned Subsidiary of Illinois Television, LLC	100% of membership interest

WJAC Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
WKEF Licensee L.P. (f/k/a Max Television of Dayton, L.P.	Virginia	General Partner — Sinclair Communications, LLC Limited Partner — Sinclair Communications, LLC	98% Sinclair Communications, LLC 2% Sinclair Communications, LLC

WKRC Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WLFL Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WLOS Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WLUC Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WMMP Licensee L.P.	Virginia	General Partner — Sinclair Properties, LLC Limited Partner — Sinclair Properties, LLC	98% - Sinclair Properties, LLC 2% - Sinclair Properties, LLC

WMSN Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WNAB Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WNWO Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WOAI Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WOLF Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
WPBN Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WPDE Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WPEC Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WPGH Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Media I, Inc.	100% of membership interest

WQMY Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WRDC, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WRGB Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WRGT Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WRLH Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WSMH, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of issued and outstanding stock

WSMH Licensee, LLC	Maryland	Wholly owned Subsidiary of WSMH, Inc.	100% of membership interest

WSTQ Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WSYX Licensee, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of issued and outstanding stock

Company	State of Organization	Ownership	Nature of Ownership
WTAT Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WTOV Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WTTA Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WTTO Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WTVC Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WTVX Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WTVZ Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WTWC Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WUCW, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WUHF Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WUPN Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WUTV Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WUXP Licensee, LLC	Maryland	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Company	State of Organization	Ownership	Nature of Ownership
WVAH Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Media III, Inc.	100% of membership interest

WVTV Licensee, Inc.	Maryland	Wholly owned Subsidiary of Sinclair Acquisition VII, Inc.	100% of issued and outstanding stock

WWHO Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WWMT Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WXLV Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

WYZZ Licensee, Inc.	Delaware	Wholly owned Subsidiary of Illinois Television, LLC	100% of issued and outstanding stock

WZTV Licensee, LLC	Nevada	Wholly owned Subsidiary of Sinclair Communications, LLC	100% of membership interest

Schedule 4.14(b)

Existing Investments

Committed & Unfunded Investments

Investment	Amount
Cunningham Broadcasting Corporation purchase options	$60,143,949
Purchase Option between Manhan Media, Inc. and WWHO Licensee, LLC (Columbus)	$775,000
Purchase Option between Deerfield Media (Baltimore) Inc., and Sinclair Communications, LLC (Baltimore)	$330,000
Purchase Option between Deerfield Media (Port Arthur), Inc. and Sinclair Television Group, Inc. (Beaumont)	$1,442,665
Purchase Option between Deerfield Media (Cincinnati), Inc. and Sinclair Television Group, Inc. (Cincinnati)	$4,953,151
Purchase Option between Deerfield Media (San Antonio), Inc. and Sinclair Television Group, Inc. (San Antonio)	$5,289,773
Purchase Option between Deerfield Media (Mobile), Inc. and Sinclair Television Group, Inc. (Mobile)	$5,770,661
Purchase Option between Deerfield Media (Rochester), Inc. and Sinclair Television Group, Inc. (Rochester)	$5,250,000
Purchase Option between Second Generation of Iowa, Ltd. And Sinclair Acquisition IV, Inc. (Cedar Rapids)	$1,900,000
Purchase Option between Newport and Mercury Broadcasting Company, Inc. which was assigned to Sinclair Television Group, Inc. (Wichita)	$8,000,000
Purchase Option between Gateway Communications, Inc. and Clear Channel Television, Inc. which was assigned to Newport and then to Sinclair Television Group, Inc. (Harrisburg)	$200,000
Purchase Option between GOCOM Media of Illinois, LLC and Illinois Television, LLC (Springfield)	$2,850,000
Purchase Option between Cunningham Broadcasting Corporation and Sinclair Television Group, Inc. (Peoria)	$22,000,000
Purchase Option between Deerfield Media (Reno), Inc. and Sinclair Television Group, Inc. (Reno)	$545,000
Purchase Option between Howard Stirk Holdings, LLC and Sinclair Television Group, Inc. (Myrtle Beach)	$540,000
Purchase Option between Cunningham Broadcasting Corporation and Sinclair Television Group, Inc. (Traverse City)	$1,250,000
Purchase Option between Howard Stirk Holdings, LLC and Sinclair Television Group, Inc. (Flint)	$1,480,000
Purchase Option between Cunningham Broadcasting Corporation and Sinclair Television Group, Inc. (Flint)	$480,000

Funded Investments

Line of Credit and Promissory Note between Sinclair Television Group, Inc and Keyser Capital, LLC dated October 4, 2007	$151,122,651
Line of Credit and Promissory Note between Sinclair Television Group, Inc and Sinclair Investment Group, LLC dated September 11, 2009, effective July 31, 2007	$55,081,486
Prepaid purchase option related to the purchase of WNAB’s license assets	$23,519,551
Purchase Option between Sinclair Properties, LLC and RKM Media, Inc. (Syracuse)	$3,100,000
Purchase option between Sinclair Properties, LLC and WDKA Acquisition Corp. (Paducah)	$1,900,000

Schedule 4.15

Broadcast Licenses

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KAAS-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KSAS Licensee, LLC

Main Station:  KAAS-TV, Salinas, Kansas

Facility ID # 11912

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KAAS-TV	BRCDT-20140131ANY	Pending	N/A
Digital TV License	KAAS-TV	BLCDT-20021120AAP	02/10/03	06/01/14
License Renewal	KAAS-TV	BRCT-20060201AKP	03/15/07	06/01/14

Broadcast Auxiliary Stations Associated with
Main Station:  KAAS-TV, Salinas, Kansas

Facility ID # 11912

Type of Authorization	Call Sign
None

Antenna Structure Associated with

Main Station:  KAAS-TV, Salinas, Kansas

Facility ID # 11912

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1026745	07/31/97	39° 06’ 16.0”N 097° 23’ 16.0” W	275.0 meters	Hutchinson Community College

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KAAS-LP AND ASSOCIATED AUXILIARY STATIONS

Licensee: KSAS Licensee, LLC

Main TV Translator Station: KAAS-LP, Garden City, Kansas
Facility ID # 11968

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KAAS-LD	BRTTL-20140131ANU	Pending	N/A
Digital TV Translator License	KAAS-LD	BLDTL-20140106DNZ	03/05/2014	06/01/2014
License Renewal	KAAS-LP	BRTTL-19980202UZ	07/20/98	06/01/14

Broadcast Auxiliary Stations Associated with
Main Station:  KAAS-LP, Garden City, Kansas
Facility ID # 11968

Type of Authorization	Call Sign
None

Antenna Structure Associated with

Main Station:  KAAS-LP, Garden City, Kansas
Facility ID # 11968

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1031172	06/13/2012	37-52-26.9N 100-50-47.4W	136.9 meters	InSite Towers LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KABB(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KABB Licensee, LLC

Main Station KABB(TV), San Antonio, Texas
Facility ID No.: 56528

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KABB(TV) and associated auxiliaries	BRCDT-20140327BHB	Pending	N/A
Digital TV License	KABB-DT	BLCDT-20100527AFI	05/10/11	08/01/14
License Renewal	KABB(TV) and associated auxiliaries	BRCT-20060327AFO	01/18/08	08/01/14

Broadcast Auxiliary Stations Associated with
KABB(TV), San Antonio, Texas
Facility ID No.: 56528

Type of Authorization	Call Sign
TV Pickup License	KC26147
TV Pickup License	KC26148
TV Pickup License	KC26357
Remote Pickup License	KPK826
Studio Transmitter Link License	WLI483
Studio Transmitter Link License	WMV558

Earth Stations Associated With

Main Station KABB(TV), San Antonio, Texas
Facility ID No.: 56528

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E120010	02/13/27

Antenna Structure Associated with

Main Station KABB(TV), San Antonio, Texas
Facility ID No.: 56528

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1051751	05/12/05	29º 17’ 29.0” N 098º 16’ 13.0” W	458.1 meters	San Antonio (KRRT-TV) Licensee, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KAME-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Deerfield Media (Reno) Licensee, LLC

Main Station KAME-TV, Reno, Nevada
Facility ID No. 19191

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KAME-TV and associated auxiliaries	BRCDT-20140530ARD	Pending	N/A
License Renewal	KAME-TV and associated auxiliaries	BRCT-20060531ADG	09/29/2006	10/01/2014
Digital TV License	KAME-TV	BLCDT-20020528AAY	11/08/2002	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KAME-TV, Reno, Nevada

Facility ID No. 19191

Type Of Authorization	Call Sign
Studio Transmitter Link License	WHB246
TV Translator Relay License	WPJE953
TV Translator Relay License	WPQY998

Business Radio Station Associated with
Main Station KAME-TV, Reno, Nevada

Facility ID No. 19191

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KAME-TV, Reno, Nevada

Facility ID No. 19191

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E030135	07/23/2018
Earth Station License	E6537	12/09/2018
Earth Station License	E860485	05/16/2021

Antenna Structure Associated with

Main Station KAME-TV, Reno, Nevada

Facility ID No. 19191

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1011426	05/02/2013	39-35-03.0N 119-47-55.0W	44.8 meters	Deerfield Media (Reno) Licensee, LLC

Licensee: Deerfield Media (Reno) Licensee, LLC

Main Station K23DT-D, Tahoe City, CA
Facility ID No. 19197

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Low Power Digital Construction Permit	K23DT-D	BPDTT-20120927ADH	10/09/12	10/09/15
Digital Low Power Television License	K23DT-D	BLDTT-20090925ABY	10/27/09	12/01/14
License Renewal	K23DT-D	BRTT-20060725ACA	11/30/06	12/01/14

Main Station K32GW-D, Carson City, NV

Facility ID No. 19195

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Low Power Television License	K32GW-D	BLDTT-20070529ADO	09/19/07	10/01/14
License Renewal	K32GW-D	BRTT-20060531ADL	09/29/06	10/01/14

Main Station K34BL-D, Lovelock, NV

Facility ID No. 19192

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Low Power Television License	K34BL-D	BLDTT-20100521ABK	6/21/10	10/01/14
License Renewal	K34BL-D	BRTT-20060531ADH	09/29/06	10/01/14

Licensee: Deerfield Media (Reno) Licensee, LLC

Main Station K35AX-D, Hawthorne, NV

Facility ID No. 19193

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Low Power Television License	K34BL-D	BLDTT-20100706HQD	08/09/10	10/01/14
License Renewal	K34BL-D	BRTT-20060531ADH	09/29/06	10/01/14

Broadcast Auxiliary Stations Associated with
Main Station K35AX-D, Hawthorne, NV

Facility ID No. 19193

Type Of Authorization	Call Sign
TV Translator Relay License	WPQY998

Main Station K35FL-D, Silver Springs, NV

Facility ID No. 19196

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Low Power Television License	K34BL-D	BLDTT-20100729AAP	09/13/10	10/01/14
License Renewal	K34BL-D	BRTT-20060531ADJ	09/29/06	10/01/14

Licensee: Deerfield Media (Reno) Licensee, LLC

Main Station K42JS-D, Fallon, NV

Facility ID No. 19194

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Low Power Television License	K34BL-D	BLDTT-20100913ACC	11/08/10	10/01/14
License Renewal	K34BL-D	BRTT-20060531ADK	09/29/06	10/01/14

Antenna Structure Associated with

Main Station K42JS-D, Fallon, NV

Facility ID No. 19194

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1272066	05/02/2013	39-29-21.0N 118-45-10.3W	12.1	Deerfield Media (Reno) Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KATU(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Portland Licensee, LLC

Main Station KATU(TV), Portland, Oregon
Facility ID No. 21649

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KATU(TV) and associated auxiliaries	BRCT-20060928AOZ	08/02/2011	02/01/2015
Digital TV License	KATU(TV)	BLCDT-20050407KXN	07/11/2006	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KATU(TV), Portland, Oregon
Facility ID No. 21649

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP00142
Broadcast Auxiliary Low Power	BLP00373
Broadcast Auxiliary Low Power	BLP01000
Broadcast Auxiliary Low Power	BLP01382
Broadcast Auxiliary Low Power	WQPU880
Remote Pickup	KEH628
Remote Pickup	KOP352
Remote Pickup	KPE622
TV Intercity Relay	WGZ579
TV Intercity Relay	WGZ580
TV Intercity Relay	WHS520

Type Of Authorization	Call Sign
TV Intercity Relay	WHS521
TV Intercity Relay	WHY797
TV Intercity Relay	WLD356
TV Intercity Relay	WLE570
TV Intercity Relay	WLE571
TV Intercity Relay	WLO405
TV Intercity Relay	WMV684
TV Intercity Relay	WPNA814
TV Intercity Relay	WPNA815
TV Intercity Relay	WPNH616
TV Intercity Relay	WPOM898
TV Intercity Relay	WPVL398
TV Pickup	KB55283
TV Pickup	KF5065
TV Pickup	KW5925
TV Pickup	KW5926
Studio Transmitter Link	KPT61
Studio Transmitter Link	WPOM899
TV Translator Relay	WLE750
TV Translator Relay	WLE753
TV Translator Relay	WLQ883
TV Translator Relay	WLQ884
TV Translator Relay	WLQ885
TV Translator Relay	WME622

Type Of Authorization	Call Sign
TV Translator Relay	WME623
TV Translator Relay	WME624
TV Translator Relay	WME625
TV Translator Relay	WME848

Business Radio Station Associated with
Main Station KATU(TV), Portland, Oregon
Facility ID No. 21649

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KATU(TV), Portland, Oregon
Facility ID No. 21649

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E020273	11/18/2017
Earth Station License	E070029	04/03/2022
Earth Station License	E110118	10/18/2026
Earth Station License	E900397	08/10/2025
Earth Station License	E3275	08/27/2026

Antenna Structure Associated with

Main Station KATU(TV), Portland, Oregon
Facility ID No. 21649

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1207367		45º 30’ 57.8” N 122º 44’ 03.1” W	301.7 meters	Sylvan Tower Co., LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KBAK-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Bakersfield Licensee, LLC

Main Station KBAK-TV, Bakersfield, California
Facility ID No. 4148

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KBAK-TV and associated auxiliaries	BRCT-20060727AEG	06/21/2007	12/01/2014
Digital TV License	KBAK-TV	BLCDT-20060628ABK	07/25/2007	12/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KBAK-TV, Bakersfield, California
Facility ID No. 4148

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP00624
Remote Pickup	KOS377
Remote Pickup	KPF245
Remote Pickup	KPF257
Remote Pickup	KPF261
TV Intercity Relay	WGR815
TV Intercity Relay	WQQD448
TV Pickup	KC24172
Studio Transmitter Link	KMS58

Business Radio Station Associated with
Main Station KBAK-TV, Bakersfield, California
Facility ID No. 4148

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KBAK-TV, Bakersfield, California
Facility ID No. 4148

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E990075	02/08/2023

Antenna Structure Associated with

Main Station KBAK-TV, Bakersfield, California
Facility ID No. 4148

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KBFX-CD AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Bakersfield Licensee, LLC

Main Station KBFX-CD, Bakersfield, California
Facility ID No. 51501

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Class A TV License	KBFX-CD	BLTTA-20101018ACF	11/19/2012	12/01/2014
License Renewal	KBFX-CD and associated auxiliaries	BRTTA-20060727AFN	12/04/2006	12/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KBFX-CD, Bakersfield, California
Facility ID No. 51501

Type Of Authorization	Call Sign
Studio Transmitter Link License	WPWE237

Business Radio Station Associated with
Main Station KBFX-CD, Bakersfield, California
Facility ID No. 51501

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KBFX-CD, Bakersfield, California
Facility ID No. 51501

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KBFX-CD, Bakersfield, California
Facility ID No. 51501

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1015228	03/03/1997	35º 27’ 10.8” N 118º 35’28.3” W	70.1 meters	Sinclair Bakersfield Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KBOI-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Boise Licensee, LLC

Main Station KBOI-TV, Boise, Idaho
Facility ID No. 49760

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KBOI-TV and associated auxiliaries	BRCDT-20140602ASW	Pending	N/A
Digital TV License	KBOI-TV	BLCDT-20120906AAZ	10/16/2012	10/01/2014
License Renewal	KBOI-TV and associated auxiliaries	BRCT-20060531AHW	05/24/2007	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KBOI-TV, Boise, Idaho
Facility ID No. 49760

Type Of Authorization	Call Sign
Remote Pickup	KA74806
Remote Pickup	KRW604
Remote Pickup	WHE766
TV Intercity Relay	KPB43
TV Intercity Relay	KPF62
TV Intercity Relay	KPF63
TV Intercity Relay	KPF64
TV Intercity Relay	KPO65
TV Intercity Relay	KTT71
TV Intercity Relay	KTT72

Type Of Authorization	Call Sign
TV Intercity Relay	WHY620
TV Intercity Relay	WLD541
TV Intercity Relay	WLD557
TV Intercity Relay	WLD561
TV Intercity Relay	WLJ448
TV Intercity Relay	WLJ567
TV Intercity Relay	WMF487
TV Intercity Relay	WPWH522
TV Pickup	KA95328
TV Pickup	KC26266
Studio Transmitter Link	KUX97
Studio Transmitter Link	WQCH491

Business Radio Station Associated with
Main Station KBOI-TV, Boise, Idaho
Facility ID No. 49760

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KBOI-TV, Boise, Idaho
Facility ID No. 49760

Type of Authorization	Call Sign	Expiration Date
Receive-Only Earth Station License	E000090	04/27/2025

Antenna Structure Associated with

Main Station KBOI-TV, Boise, Idaho
Facility ID No. 49760

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1209884	02/24/2000	43º 45’ 20.8” N 116º 05’57.0” W	102.4 meters	The Deer Point Tower Venture, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KYUU-LD AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Boise Licensee, LLC

Main Station KYUU-LD, Boise, Idaho
Facility ID No. 190303

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KYUU-LD	BRDTL-20140602ASX	Pending	N/A
Digital Low Power TV License	KYUU-LD	BLDTL-20120906ABB	10/01/2012	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KYUU-LD, Boise, Idaho
Facility ID No. 190303

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KYUU-LD, Boise, Idaho
Facility ID No. 190303

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KYUU-LD, Boise, Idaho
Facility ID No. 190303

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KYUU-LD, Boise, Idaho
Facility ID No. 190303

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1209884	02/24/2000	43º 45’ 20.8” N 116º 05’57.0” W	102.4 meters	The Deer Point Tower Venture, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KBSI(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KBSI Licensee L.P.

Main Station KBSI(TV), Cape Girardeau, Missouri
Facility ID No. 19593

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KBSI(TV) and associated auxiliaries	BRCDT-20131017AJD	Pending	N/A
Digital TV License	KBSI-DT	BLCDT-20110608ABZ	09/14/11	02/01/14
License Renewal	KBSI(TV) and associated auxiliaries	BRCT-20050930AIL	01/18/08	02/01/14

Broadcast Auxiliary Stations Associated with
Main Station KBSI(TV), Cape Girardeau, Missouri
Facility ID No. 19593

Type Of Authorization	Call Sign
Remote Pickup License	KPF868
Studio Transmitter Link License	WHY406
TV Intercity Relay License	WPZT498

Business Radio Station Associated With

Main Station KBSI(TV), Cape Girardeau, Missouri
Facility ID No. 19593

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave License	WQNE493	01/07/21
Industrial/Business Microwave License	WQNE494	01/07/21

Antenna Structure Associated with

Main Station KBSI(TV), Cape Girardeau, Missouri
Facility ID No. 19593

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1005390	03/17/05	37º 24’ 23.0” N 089º 33’ 44.0” W	477.6 meters	KBSI Licensee, L.P.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KBTV-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: Deerfield Media (Port Arthur) Licensee, LLC

Main Station KBTV-TV, Port Arthur, Texas
Facility ID No. 61214

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KBTV-TV	BRCDT-20140327ADW	Pending	N/A
Digital TV License	KBTV-TV	BLCDT-20090615ACC	08/03/11	08/01/06
License Renewal	KBTV-TV	BRCT-20060403AOX	Pending	N/A
License Renewal	KBTV-TV	BRCT-19980401LC	09/02/98	08/01/06

Broadcast Auxiliary Stations Associated with
Main Station KBTV-TV, Port Arthur, Texas
Facility ID No. 61214

Type Of Authorization	Call Sign
TV Pickup	KB98129
TV Studio Transmitter Link	KLA89
TV Pickup	KT2456
TV Intercity Relay	WLD443
TV Studio Transmitter Link	WQRF617
TV Studio Transmitter Link	WRQG448

Business Radio Station Associated With

Main Station KBTV-TV, Port Arthur, Texas
Facility ID No. 61214

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation	WPWH542	11/18/22

Antenna Structure Associated with

Main Station KBTV-TV, Port Arthur, Texas
Facility ID No. 61214

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1267265	02/17/09	30º 09’ 20.7” N 093º 59’ 10.6” W	260.6 meters	San Antonio Television, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS
KCBY-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Eugene Licensee, LLC

Main Station KCBY-TV, Coos Bay, Oregon
Facility ID No. 49750

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	KCBY-TV	BLCDT-20090612AGE	05/11/2010	02/01/2015
License Renewal	KCBY-TV and associated auxiliaries	BRCT-20060928AQF	01/31/2007	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KCBY-TV, Coos Bay, Oregon
Facility ID No. 49750

Type Of Authorization	Call Sign
TV Intercity Relay	KDI93
TV Intercity Relay	KOZ51
TV Intercity Relay	KOX52
TV Intercity Relay	WKT82
TV Intercity Relay	WLG583
Studio Transmitter Link	KOZ53
Studio Transmitter Link	WPNF828
Studio Transmitter Link	WPNF831

Business Radio Station Associated with
Main Station KCBY-TV, Coos Bay, Oregon
Facility ID No. 49750

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KCBY-TV, Coos Bay, Oregon
Facility ID No. 49750

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E920489	08/14/2017

Antenna Structure Associated with

Main Station KCBY-TV, Coos Bay, Oregon
Facility ID No. 49750

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KDBC-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KDBC Licensee, LLC

Main Station KDBC-TV, El Paso, Texas
Facility ID No. 33764

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KDBC-TV and associated auxiliaries	BRCDT-20140401AFE	Pending	N/A
Digital Auxiliary Antenna TV License	KDBC-TV	BXLCDT-20110929AWB	01/18/2013	08/01/2014
Digital TV License	KDBC-TV	BLCDT-20090713ABW	04/04/2011	08/01/2014
License Renewal	KDBC-TV and associated auxiliaries	BRCT-20060403CBG	08/27/2007	08/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KDBC-TV, El Paso, Texas
Facility ID No. 33764

Type Of Authorization	Call Sign
Remote Pickup	KPE552
TV Intercity Relay	WHG273
TV Pickup	KA88662
TV Pickup	KE9149
TV Pickup	KF4219
Studio Transmitter Link	KKO94

Business Radio Station Associated with
Main Station KDBC-TV, El Paso, Texas

Facility ID No. 33764

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KDBC-TV, El Paso, Texas

Facility ID No. 33764

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KDBC-TV, El Paso, Texas

Facility ID No. 33764

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1047920	05/18/1998	31º 47’ 46.0” N 106º 28’59.0” W	125.0 meters	TTBG El Paso OpCo LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KCFW-LP AND ASSOCIATED AUXILIARY STATIONS

Licensee: KDBC Licensee, LLC

Main Station KCWF-LP, Las Cruces, New Mexico
Facility ID No. 33767

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KCWF-LP and associated auxiliaries	BRTTL-20140602BEM	Pending	N/A
TV Translator License	KCWF-LP	BLTL-20110415AAC	08/18/2011	10/01/2014
License Renewal	KCWF-LP	BRTTA-20060601ASI	07/17/2007	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KCWF-LP, Las Cruces, New Mexico
Facility ID No. 33767

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KCWF-LP, Las Cruces, New Mexico

Facility ID No. 33767

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KCWF-LP, Las Cruces, New Mexico

Facility ID No. 33767

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KCWF-LP, Las Cruces, New Mexico

Facility ID No. 33767

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1037523	01/05/1998	32º 24’ 16.7” N 106º 45’39.9” W	33.5 meters	American Towers, LLC.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KKNJ-LP AND ASSOCIATED AUXILIARY STATIONS

Licensee: KDBC Licensee, LLC

Main Station KKNJ-LP, Alamogordo, New Mexico
Facility ID No. 33766

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KKNJ-LP and associated auxiliaries	BRTT-20140602BEL	Pending	N/A
License Renewal	KKNJ-LP and associated auxiliaries	BRTT-20060601ASJ	07/17/2007	10/01/2014
TV Translator License	KKNJ-LP	BLTT-19890606IQ	07/31/1989	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KKNJ-LP, Alamogordo, New Mexico
Facility ID No. 33766

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KKNJ-LP, Alamogordo, New Mexico

Facility ID No. 33766

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KKNJ-LP, Alamogordo, New Mexico

Facility ID No. 33766

Type of Authorization	Call Sign	Expiration Date

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KKNJ-LP, Alamogordo, New Mexico

Facility ID No. 33766

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND AUTHORIZATIONS

KDNL-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KDNL Licensee, LLC

Main Station:  KDNL-TV, St. Louis, Missouri

Facility ID # 56524

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KDNL-TV and associated auxiliaries	BRCDT-20131017CDZ	Pending	N/A
Digital TV License	KDNL-DT	BLCDT-20021216AAE	01/21/03	02/01/14
License Renewal	KDNL-TV and associated auxiliaries	BRCT-20050930AJL	01/18/08	02/01/14

Broadcast Auxiliary Stations Associated with

Main Station:  KDNL-TV, St. Louis, Missouri

Facility ID # 56524

Type Of Licensed Authorization	Call Sign
TV Pickup License	KA88719
TV Pickup License	KC26146
TV Pickup License	KS3913
Studio Transmitter Link License	WAA30
Intercity Relay License	WGI273

Type Of Licensed Authorization	Call Sign
Intercity Relay License	WGV606
Intercity Relay License	WMV647

Business Radio Station Associated With

Main Station:  KDNL-TV, St. Louis, Missouri

Facility ID # 56524

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave License	WNTY676	03/28/20

Earth Stations Associated With

Main Station:  KDNL-TV, St. Louis, Missouri

Facility ID # 56524

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E960115	05/17/21
Receive Only Earth Station Registration	KV60	10/15/17
Receive Only Earth Station Registration	E960087	12/08/20

Antenna Structure Associated with

Main Station:  KDNL-TV, St. Louis, Missouri

Facility ID # 56524

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1003525	02/18/05	38º 34’ 50.0” N 090º 19’ 45.0” W	352.1 meters	KDNL Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KDSM-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KDSM Licensee, LLC

Main Station KDSM-TV, Des Moines, Iowa

Facility ID No. 56527

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KDSM-TV and associated auxiliaries	BRCDT-20131017AJJ	Pending	N/A
Digital TV License	KDSM-DT	BLCDT-20110609ABE	09/27/11	02/01/14
License Renewal	KDSM-TV and associated auxiliaries	BRCT-20050930AIB	01/18/08	02/01/14

Broadcast Auxiliary Stations Associated with

Main Station KDSM-TV, Des Moines, Iowa

Facility ID No. 56527

Type of Authorization	Call Sign
Studio Transmitter Link License	WHM949
Intercity Relay License	WHM950
Studio Transmitter Link License	WHS334
Intercity Relay License	WHS335
Intercity Relay License	WHS336
TV Pickup License	WPTJ218

Antenna Structure Associated with

Main Station KDSM-TV, Des Moines, Iowa

Facility ID No. 56527

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1061304	11/18/05	41º 49’ 48.0” N	609.3 meters	American Towers, LLC
093º 36’54.6” W

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KENV-DT AND ASSOCIATED AUXILIARY STATIONS

Licensee: Ruby Mountain Broadcasting, LLC

Main Station KENV-DT, Elko, Nevada
Facility ID No. 63845

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KENV-DT and associated auxiliaries	BRCDT-20140530AUB	Pending	N/A
Digital TV License	KENV-DT	BLCDT-20100915ABQ	07/25/2011	10/01/2014
License Renewal	KENV-DT and associated auxiliaries	BRCT-20060525AJA	11/13/2013	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KENV-DT, Elko, Nevada

Facility ID No. 63845

Type Of Authorization	Call Sign
TV Intercity Relay	WPNG806
Studio Transmitter Link	WPNG807

Business Radio Station Associated with
Main Station KENV-DT, Elko, Nevada

Facility ID No. 63845

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KENV-DT, Elko, Nevada

Facility ID No. 63845

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KENV-DT, Elko, Nevada

Facility ID No. 63845

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KEPR-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Yakima Licensee, LLC

Main Station KEPR-TV, Pasco, Washington
Facility ID No. 56029

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Television Construction Permit	KEPR-TV	BPCDT-20140327ACY	04/24/2014	04/24/2017
Digital Television Special Temporary Authority	KEPR-TV	BDSTA-20140327ACQ	Pending	N/A
Digital TV License	KEPR-TV	BLCDT-20140305ACT	05/13/2014	02/01/2015
License Renewal	KEPR-TV and associated auxiliaries	BRCT-20060928APW	01/31/2007	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KEPR-TV, Pasco, Washington

Facility ID No. 56029

Type Of Authorization	Call Sign
Remote Pickup	KOP365
Remote Pickup	KOP366
Remote Pickup	KQB411
Remote Pickup	KQB428
TV Intercity Relay	KPW29
TV Intercity Relay	KTY49
TV Intercity Relay	KTY50
TV Intercity Relay	WCG688
TV Intercity Relay	WCG690

Type Of Authorization	Call Sign
TV Intercity Relay	WHB330
TV Intercity Relay	WHB331
TV Intercity Relay	WHB332
TV Intercity Relay	WHB333
TV Intercity Relay	WHB334
TV Intercity Relay	WHS695
TV Intercity Relay	WLI854
TV Intercity Relay	WLI855
TV Intercity Relay	WPJC695
TV Intercity Relay	WPJC696
TV Intercity Relay	WPJC697
TV Intercity Relay	WPJC698
TV Intercity Relay	WPJC699
TV Intercity Relay	WPJC700
TV Pickup	KC25039
TV Pickup	KC62840
TV Pickup	KU7785
Studio Transmitter Link	KOT81
Studio Transmitter Link	KOV38
Studio Transmitter Link	KOZ58
Studio Transmitter Link	WPJE455

Business Radio Station Associated with
Main Station KEPR-TV, Pasco, Washington

Facility ID No. 56029

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KEPR-TV, Pasco, Washington

Facility ID No. 56029

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E990527	01/19/2025

Antenna Structure Associated with

Main Station KEPR-TV, Pasco, Washington

Facility ID No. 56029

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032435	01/25/2014	46-05-50.0N 119-11-33.0W	107.8 meters	Sinclair Yakima Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KEYE-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KEYE Licensee, LLC

Main Station KEYE-TV, Austin, Texas

Facility ID No. 33691

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KEYE-TV and associated auxiliaries	BRCDT-20140401AFL	Pending	N/A
License Renewal	KEYE-TV and associated auxiliaries	BRCT-20060403BAS	05/24/07	08/01/14
Digital TV License	KEYE-TV	BLCT-20031014ACM	02/04/04	08/01/14

Broadcast Auxiliary Stations Associated with

Main Station KEYE-TV, Austin, Texas

Facility ID No. 33691

Type of Authorization	Call Sign
TV Pickup License	KC26155
Remote Pickup License	KPJ227
Studio Transmitter Link License	WHS515
Intercity Relay License	WPOR975
Intercity Relay License	WQAE806
Intercity Relay License	WQAJ202

Business Radio Station Associated With

Main Station KEYE-TV, Austin, Texas

Facility ID No. 33691

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave License	WPSJ994	05/25/21
Land Mobile Radiolocation License	WPXE710	03/18/23

Earth Stations Associated With

Main Station KEYE-TV, Austin, Texas

Facility ID No. 33691

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E30013	03/03/18
Transmit/Receive Earth Station License	E890437	04/21/24

Antenna Structure Associated with

Main Station KEYE-TV, Austin, Texas

Facility ID No. 33691

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1234758	04/03/2014	30º 19’ 19.3” N 097º 48’ 12.6” W	369.1 meters	Travis Tower, LLP

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KFDM(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KFDM Licensee, LLC

Main Station:  KFDM(DT), Beaumont, Texas

Facility ID # 22589

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KFDM(DT) and associated auxiliaries	BRCDT-20140327BJB	Pending	N/A
Digital TV License	KFDM(DT)	BLCDT-20110513ABB	09/02/11	08/01/14
License Renewal	KFDM(DT) and associated auxiliaries	BRCT-20060403BFZ	12/20/11	08/01/14

Broadcast Auxiliary Stations Associated with

Main Station:  KFDM(DT), Beaumont, Texas

Facility ID # 22589

Type Of Licensed Authorization	Call Sign
Auxiliary Low Power License	BLP01364
Auxiliary Low Power License	BLP01365
TV Pickup License	KA74760
TV Pickup License	KE5940
Studio Transmitter Link License	KKW42
Intercity Relay License	WGR724

Type Of Licensed Authorization	Call Sign
Intercity Relay License	WPWH334
Remote Pickup License	WYR254

Business Radio Stations Associated With

Main Station:  KFDM(DT), Beaumont, Texas

Facility ID # 22589

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation License	KCZ349	05/02/15
Industrial/Business Microwave License	WQJP658	11/18/18

Antenna Structure Associated with

Main Station:  KFDM(DT), Beaumont, Texas

Facility ID # 22589

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1040514	04/24/12	30° 08’ 25.0” N 093° 58’ 45.0” W	314.2 meters	KFDM Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KFOX-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KFOX Licensee, LLC

Main Station KFOX-TV, El Paso, Texas
Facility ID No. 33716

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KFOX-TV and associated auxiliaries	BRCDT-20140401AFT	Pending	N/A
License Renewal	KFOX-TV and associated auxiliaries	BRCT-20060331AGZ	09/17/2007	08/01/2014
Digital TV License	KFOX-TV	BLCDT-20051103AAE	12/08/2005	08/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KFOX-TV, El Paso, Texas

Facility ID No. 33716

Type Of Authorization	Call Sign
Studio Transmitter Link License	WFD452
Studio Transmitter Link License	WHB208
Broadcast Auxiliary Low Power	WQLV689
TV Intercity Relay License	WPOL934
TV Intercity Relay License	WPOL935
TV Intercity Relay License	WQQA342
TV Pickup	WQDF352
TV Pickup	WQDF357
TV Pickup	WQOC534

Business Radio Station Associated with
Main Station KFOX-TV, El Paso, Texas

Facility ID No. 33716

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License	WPOQ685	11/03/2018
Business/Industrial Microwave License	WPOQ686	11/03/2018

Earth Station Associated with
Main Station KFOX-TV, El Paso, Texas

Facility ID No. 33716

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E110097	08/08/2026

Antenna Structure Associated with

Main Station KFOX-TV, El Paso, Texas

Facility ID No. 33716

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1025977	07/21/1997	31º 48’ 55.0” N 106º 29’22.0” W	111.6 meters	KFOX Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KFRE-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KFRE Licensee, LLC

Main Station KFRE-TV, Sanger, California
Facility ID No. 59013

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KFRE-TV and associated auxiliaries	BRCT-20060809ADI	01/31/2007	12/01/2014
Digital TV License	KFRE-TV	BLCDT-20060421AAI	08/02/2006	12/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KFRE-TV, Sanger, California

Facility ID No. 59013

Type Of Authorization	Call Sign
Studio Transmitter Link License	WLD203
Studio Transmitter Link License	WLD564

Business Radio Station Associated with
Main Station KFRE-TV, Sanger, California

Facility ID No. 59013

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KFRE-TV, Sanger, California

Facility ID No. 59013

Type of Authorization	Call Sign	Expiration Date

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KFRE-TV, Sanger, California

Facility ID No. 59013

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1019440	04/25/1997	37º 04’ 37.0” N 119º 26’04.0” W	84.1 meters	KFSN Television, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

KFXA(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Second Generation of Iowa, LTD.

Main Station KFXA(TV), Cedar Rapids, Iowa

Facility ID No. 35336

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KFXA(TV) and associated auxiliaries	BRCDT-20130809ABC	Pending	N/A
Digital TV License	KFXA(DT)	BLCDT-20050713ABD	09/07/05	02/01/14
License Renewal	KFXA(TV) and associated auxiliaries	BRCT-20050923ADX	06/12/08	02/01/14

Broadcast Auxiliary Stations Associated with

Main Station KFXA(TV), Cedar Rapids, Iowa

Facility ID No. 35336

Type of Authorization	Call Sign
Studio Transmitter Link License	WPNA906
Studio Transmitter Link License	WPNB857
TV Intercity Relay License	WQDH233

Business Radio Station Associated With

Main Station KFXA(TV), Cedar Rapids, Iowa

Facility ID No. 35336

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KFXA(TV), Cedar Rapids, Iowa

Facility ID No. 35336

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1001082	07/11/96	42º 05’ 25.0” N 092º 05’14.0” W	463.0 meters	Second Generation of Iowa Ltd.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

KGAN(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KGAN Licensee, LLC

Main Station KGAN(TV), Cedar Rapids, Iowa

Facility ID No. 25685

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	KGAN(DT)	BLCDT-20140416AAI	05/19/2014	N/A
License Renewal	KGAN(TV) and associated auxiliaries	BRCDT-20131017AJO	Pending	N/A
License Renewal	KGAN(TV) and associated auxiliaries	BRCT-20050930ALF	06/12/2013	02/01/2014

Broadcast Auxiliary Stations Associated with

Main Station KGAN(TV), Cedar Rapids, Iowa

Facility ID No. 25685

Type of Authorization	Call Sign
Auxiliary Low Power License	BLP01342
Auxiliary Low Power License	BLP01514
Remote Pickup License	KAP318
Studio Transmitter Link License	KAP35
TV Pickup License	KR7773
TV Pickup License	KR9931
TV Pickup License	KZ2447
TV Pickup License	KZ2448
Intercity Relay License	WGR817
Studio Transmitter Link License	WPWI326
Studio Transmitter Link License	WPWI327

Business Radio Station Associated With

Main Station KGAN(TV), Cedar Rapids, Iowa

Facility ID No. 25685

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation License	WNAE244	01/02/15

Earth Station Associated With

Main Station KGAN(TV), Cedar Rapids, Iowa

Facility ID No. 25685

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E970014	12/06/21

Antenna Structure Associated with

Main Station KGAN(TV), Cedar Rapids, Iowa

Facility ID No. 25685

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1017602	03/31/97	42º 18’ 59.0” N 091º 51’31.0” W	587.3 meters	Cedar Rapids Television Company

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KGBT-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KGBT Licensee, LLC

Main Station KGBT-TV, Harlingen, Texas
Facility ID No. 34457

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KGBT-TV and associated auxiliaries	BRCDT-20140327BIZ	Pending	N/A
License Renewal	KGBT-TV and associated auxiliaries	BRCT-20060327AEX	07/14/2006	08/01/2014
Digital TV License	KGBT-TV	BLCDT-20030619ABF	08/21/2003	08/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KGBT-TV, Harlingen, Texas

Facility ID No. 34457

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP01280
Remote Pickup License	WHE774
TV Intercity Relay License	WGW959
TV Intercity Relay License	WLO535
TV Intercity Relay License	WLO536
TV Intercity Relay License	WLO537
TV Pickup	KK5063
TV Pickup	KK5075
Studio Transmitter Link License	WLO543
Studio Transmitter Link License	WLO547

Type Of Authorization	Call Sign
Studio Transmitter Link License	WPYJ508

Business Radio Station Associated with
Main Station KGBT-TV, Harlingen, Texas

Facility ID No. 34457

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation	WPPE432	11/01/2014

Earth Station Associated with
Main Station KGBT-TV, Harlingen, Texas

Facility ID No. 34457

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E920288	06/05/2017

Antenna Structure Associated with

Main Station KGBT-TV, Harlingen, Texas

Facility ID No. 34457

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1048835		26º 08’ 56.8” N 097º 49’19.2” W	470.0 meters	Tall Towers Company

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KHQA-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KHQA Licensee, LLC

Main Station KHQA-TV, Hannibal, Missouri
Facility ID No. 4690

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KHQA-TV and associated auxiliaries	BRCDT-20130927ANJ	04/23/2014	02/01/2022
Digital TV License	KHQA-TV	BLCDT-20090622AFC	07/27/2010	02/01/2022

Broadcast Auxiliary Stations Associated with
Main Station KHQA-TV, Hannibal, Missouri

Facility ID No. 4690

Type Of Authorization	Call Sign
Studio Transmitter Link License	KSG46
TV Intercity Relay License	WPYU428
TV Intercity Relay License	WQAA337
TV Intercity Relay License	WQAA349
TV Pickup	KB55804

Business Radio Station Associated with
Main Station KHQA-TV, Hannibal, Missouri

Facility ID No. 4690

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KHQA-TV, Hannibal, Missouri

Facility ID No. 4690

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KHQA-TV, Hannibal, Missouri

Facility ID No. 4690

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1009005	11/25/1996	39º 58’ 22.0” N 091º 19’55.0” W	245.0 meters	KHQA Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KIMA-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Yakima Licensee, LLC

Main Station KIMA-TV, Yakima, Washington
Facility ID No. 56033

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	KIMA-TV	BLCDT-20090811ABV	08/24/2010	02/01/2015
License Renewal	KIMA-TV and associated auxiliaries	BRCT-20060928AQC	01/31/2007	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KIMA-TV, Yakima, Washington

Facility ID No. 56033

Type Of Authorization	Call Sign
TV Pickup	KC62840
Remote Pickup	KOP365
Studio Transmitter Link	KOT81
Studio Transmitter Link	KOZ58
Remote Pickup	KQB411
TV Pickup	KU7785
TV Intercity Relay	WHB331
TV Intercity Relay	WHB333
TV Intercity Relay	WHB334
TV Intercity Relay	WLI854
TV Intercity Relay	WLI855
TV Intercity Relay	WPJC698

Type Of Authorization	Call Sign
TV Intercity Relay	WPJC699
TV Intercity Relay	WPJC700

Business Radio Station Associated with
Main Station KIMA-TV, Yakima, Washington

Facility ID No. 56033

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KIMA-TV, Yakima, Washington

Facility ID No. 56033

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KIMA-TV, Yakima, Washington

Facility ID No. 56033

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032433	10/24/1997	46º 31’ 57.0” N 120º 30’37.0” W	51.5 meters	Sinclair Yakima Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KLEW-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Lewiston Licensee, LLC

Main Station KLEW-TV, Lewiston, Idaho
Facility ID No. 56032

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KLEW-TV and associated auxiliaries	BRCDT-20140602ATC	Pending	N/A
Digital Replacement TV Translator License	KLEW-TV	BLCDT-20130726ABH	08/07/2013	10/01/2014
Digital TV License	KLEW-TV	BLCDT-20100111ADM	03/21/2011	10/01/2014
License Renewal	KLEW-DT and associated auxiliaries	BRCT-20060531AIN	09/29/2006	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KLEW-TV, Lewiston, Idaho

Facility ID No. 56032

Type Of Authorization	Call Sign
Studio Transmitter Link License	KOZ54
Remote Pickup License	KQB306
TV Intercity Relay License	KOV39
TV Intercity Relay License	KOV40
TV Intercity Relay License	KVM78
TV Intercity Relay License	KVM83
TV Intercity Relay License	WGW962
TV Intercity Relay License	WPJC692

Type Of Authorization	Call Sign
TV Intercity Relay License	WPJC693
TV Intercity Relay License	WPJC694

Business Radio Station Associated with
Main Station KLEW-TV, Lewiston, Idaho

Facility ID No. 56032

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KLEW-TV, Lewiston, Idaho

Facility ID No. 56032

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KLEW-TV, Lewiston, Idaho

Facility ID No. 56032

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032600	10/24/1997	46º 27’ 27.0” N 117º 06’00.0” W	92.0 meters	Sinclair Lewiston Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KMEG(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Waitt Broadcasting, Inc.

Main Station KMEG(TV), Sioux City, Iowa
Facility ID No. 39665

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KMEG(TV) and associated auxiliaries	BRCDT-20130920ABM	Pending	N/A
Digital TV License	KMEG(TV)	BLCDT-20070129AAZ	07/25/2007	02/01/2014
License Renewal	KMEG(TV) and associated auxiliaries	BRCT-20050921ACM	06/21/2007	02/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KMEG(TV), Sioux City, Iowa

Facility ID No. 39665

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP01524
TV Intercity Relay	WPOV520
TV Intercity Relay	WPOV521
TV Intercity Relay	WPSI532
TV Intercity Relay	WPSM849
TV Intercity Relay	WPWU716
TV Intercity Relay	WPWU719
TV Pickup	KC26406
Studio Transmitter Link	WPSM477
Studio Transmitter Link	WPWH429

Business Radio Station Associated with
Main Station KMEG(TV), Sioux City, Iowa

Facility ID No. 39665

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License

Earth Station Associated with
Main Station KMEG(TV), Sioux City, Iowa

Facility ID No. 39665

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KMEG(TV), Sioux City, Iowa

Facility ID No. 39665

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1057963	05/10/2013	42-35-12.0N 096-13-19.0W	605.9 meters	Heartland Tower Company, L.L.C.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KMPH-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KMPH Licensee, LLC

Main Station KMPH-TV, Visalia, California
Facility ID No. 51488

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KMPH-TV and associated auxiliaries	BRCDT-20060809ABT	07/01/2009	12/01/2014
Digital TV License	KMPH-TV	BLCDT-20030204AGN	04/28/2003	12/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KMPH-TV, Visalia, California

Facility ID No. 51488

Type Of Authorization	Call Sign
Remote Pickup	KPE836
Remote Pickup	KPE920
Remote Pickup	KPE921
Remote Pickup	KPE922
Remote Pickup	KPE923
Remote Pickup	KPE924
Remote Pickup	KPF217
TV Intercity Relay	WAM512
TV Intercity Relay	WLP317
TV Intercity Relay	WMV304
TV Intercity Relay	WPJE624
TV Intercity Relay	WPNJ977

Type Of Authorization	Call Sign
TV Intercity Relay	WPOU498
TV Intercity Relay	WPSI226
TV Pickup	KB55837
Studio Transmitter Link	WAP820
Studio Transmitter Link	WLD68
Studio Transmitter Link	WMV303
Studio Transmitter Link	WPQQ398

Business Radio Station Associated with
Main Station KMPH-TV, Visalia, California

Facility ID No. 51488

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KMPH-TV, Visalia, California

Facility ID No. 51488

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KMPH-TV, Visalia, California

Facility ID No. 51488

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1012372	07/21/2014	36-40-02.0N 118-52-45.0W	147.8 meters	Sinclair Television of Fresno, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KMPH-CD AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KMPH Licensee, LLC

Main Station KMPH-CD, Merced-Mariposa, California
Facility ID No. 168338

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Class A TV License	KMPH-CD	BLDTA-20110913AAR	09/28/2011	12/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KMPH-CD, Merced-Mariposa, California

Facility ID No. 168338

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KMPH-CD, Merced-Mariposa, California

Facility ID No. 168338

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KMPH-CD, Merced-Mariposa, California

Facility ID No. 168338

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KMPH-CD, Merced-Mariposa, California

Facility ID No. 168338

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1018110	11/19/2013	37-31-59.0N 120-01-37.0W	67.1 meters	Hughes Communications

 CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KMTR(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KMTR Television, LLC

Main Station KMTR(TV), Eugene, Oregon
Facility ID No. 35189

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KMTR(TV) and associated auxiliaries	BRCT-20060929AKB	03/15/2007	02/01/2015
Digital TV License	KMTR(TV)	BLCDT-20030618AAY	08/21/2003	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KMTR(TV), Eugene, Oregon

Facility ID No. 35189

Type Of Authorization	Call Sign
Television Pickup License	KA88550
TV Intercity Relay License	WHB990
Remote Pickup	WHE762
Remote Pickup	WHE765
Studio Transmitter Link License	WHF282
TV Intercity Relay License	WHF283
TV Intercity Relay License	WMU542
TV Translator Relay	WMU543

Business Radio Station Associated with
Main Station KMTR(TV), Eugene, Oregon

Facility ID No. 35189

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KMTR(TV), Eugene, Oregon

Facility ID No. 35189

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KMTR(TV), Eugene, Oregon

Facility ID No. 35189

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1036028	04/29/2008	44-06-56.0N 123-00-01.0W	151.2 meters	Newport Television LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS K31AE-D AND ASSOCIATED AUXILIARY STATIONS

Licensee: KMTR Television, LLC

Main Station K31AE-D, Sutherlin, Oregon
Facility ID No. 35172

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K31AE-D	BLDTT-20121203BGY	01/04/2013	02/01/2015
License Renewal	K31AE-D and associated auxiliaries	BRTT-20060929AKC	03/15/2007	02/01/2015

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KMCB(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KMTR Television, LLC

Main Station KMCB(TV), Coos Bay, Oregon
Facility ID No. 35183

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KMCB(TV) and associated auxiliaries	BRCDT-20060929AHU	02/16/2007	02/01/2015
Digital TV License	KMCB(TV)	BLCDT-20030717ACA	10/09/2003	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KMCB(TV), Coos Bay, Oregon

Facility ID No. 35183

Type Of Authorization	Call Sign
TV Intercity Relay License	WLD603
TV Intercity Relay License	WLE957
TV Intercity Relay License	WMG451
TV Intercity Relay License	WMG452
TV Intercity Relay License	WMG453

Business Radio Station Associated with
Main Station KMCB(TV), Coos Bay, Oregon

Facility ID No. 35183

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KMCB(TV), Coos Bay, Oregon

Facility ID No. 35183

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KMCB(TV), Coos Bay, Oregon

Facility ID No. 35183

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS K46AS AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KMTR Television, LLC

Main Station K46AS, Coos Bay, Oregon
Facility ID No. 35188

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K46AS and associated auxiliaries	BRTT-20060929AHV	02/16/2007	02/01/2015
TV Translator License	K46AS	BLTT-19980911JB	10/21/1998	02/01/2015

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KTCW(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KMTR Television Licensee, LLC

Main Station KTCW(TV), Roseburg, Oregon
Facility ID No. 35187

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KTCW(TV) and associated auxiliaries	BRCDT-20060929AKE	02/16/2007	02/01/2015
Digital TV License	KTCW(TV)	BLCDT-20030618ABF	08/21/2003	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KTCW(TV), Roseburg, Oregon

Facility ID No. 35187

Type Of Authorization	Call Sign
TV Intercity Relay License	WMG449
TV Intercity Relay License	WMG450
TV Intercity Relay License	WMG453

Business Radio Station Associated with
Main Station KTCW(TV), Roseburg, Oregon

Facility ID No. 35187

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KTCW(TV), Roseburg, Oregon

Facility ID No. 35187

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KTCW(TV), Roseburg, Oregon

Facility ID No. 35187

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS K22GX-D AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KMTR Television, LLC

Main Station K22GX-D, Tri City, Oregon
Facility ID No. 35184

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	K22GX-D	BLDTT-20120607ADL	07/05/2012	02/01/2015
License Renewal	K22GX-D and associated auxiliaries	BRTT-20060929AKF	02/16/2007	02/01/2015

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KMTW(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Mercury Broadcasting Company, Inc.

Main Station KMTW(TV), Hutchinson, Kansas
Facility ID No. 77063

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KMTW(TV) and associated auxiliaries	BRCDT-20140128AHD	06/10/2014	06/01/2022
Digital TV License	KMTW(TV)	BLCDT-20030117AAE	08/21/2003	06/01/2022

Broadcast Auxiliary Stations Associated with
Main Station KMTW(TV), Hutchinson, Kansas
Facility ID No. 77063

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KMTW(TV), Hutchinson, Kansas
Facility ID No. 77063

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KMTW(TV), Hutchinson, Kansas
Facility ID No. 77063

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KMTW(TV), Hutchinson, Kansas
Facility ID No. 77063

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1030089	06/03/2002	37-56-23.0N 097-30-43.0W	338.0 meters	Clear Channel Broadcasting, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

KMYS(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Deerfield Media (San Antonio) Licensee, LLC

Main Station KMYS(TV), Kerrville, TX

Facility ID #51518

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KMYS(TV) and associated auxiliaries	BRCDT-20140327ADZ	Pending	N/A
Digital TV License	KMYS(TV)	BLCDT-20060608ACW	02/07/08	08/01/14
License Renewal	KMYS(TV) and associated auxiliaries	BRCT-20060327AGB	01/18/08	08/01/14

Broadcast Auxiliary Stations Associated with

Main Station KMYS-TV, Kerrville, TX

Facility ID #51518

Type Of Authorization	Call Sign
TV Pickup License	KC23192
Studio Transmitter Link License	WLG367
TV Intercity Relay License	WLG371
TV Intercity Relay License	WLG375
Studio Transmitter Link License	WLI257

Antenna Structure Associated with

Main Station KMYS-TV, Kerrville, TX

Facility ID #51518

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1052003	01/23/03	29º 36’ 38.8” N 098º 53’34.1” W	473.3 meters	Chesapeake Television DBA KRRT TV

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KMYU(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KUTV Licensee, LLC

Main Station:  KMYU(DT), St. George, Utah

Facility ID # 35822

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KMYU(DT)	BRCDT-20140602AVC	Pending	N/A
Digital TV License	KMYU(DT)	BLCDT-20021031ABG	03/28/03	10/01/14
License Renewal	KMYU(DT)	BRCT-20060601ATB	09/29/06	10/01/14

Antenna Structure Associated with

Main Station:  KMYU(DT), St. George, Utah

Facility ID # 35822

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1053312	04/03/2013	37° 03’ 48.0”N 113°34’ 26.0”W	28.9 meters	American Wireless, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KOCB(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KOCB Licensee, LLC

Main Station KOCB(TV), Oklahoma City, Oklahoma
Facility ID No.: 50170

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KOCB(TV)	BRCDT-20140131ANA	Pending	N/A
Digital TV License	KOCB(DT)	BLCDT-20060615AAL	01/24/08	06/01/14
License Renewal	KOCB(TV)	BRCT-20060131ABZ	01/18/08	06/01/14

Antenna Structure Associated with

Main Station KOCB(TV), Oklahoma City, Oklahoma
Facility ID No.: 50170

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1011337	05/24/05	35º 32’ 58.2” N 097º 29’ 19.1” W	493.5 meters	KOCB Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KOCW(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  KSAS Licensee, LLC

Main Station:  KOCW(DT), Hoisington, Kansas

Facility ID # 83181

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KOCW(TV)	BRCDT-20140131AOC	Pending	N/A
Digital TV License	KOCW(DT)	BLCDT-20090622AFO	01/10/12	06/01/14
License Renewal	KOCW(TV)	BRCT-20060201AKR	03/15/07	06/01/14

Antenna Structure Associated with

Main Station:  KOCW(DT), Hoisington, Kansas

Facility ID # 83181

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1026742	12/10/12	38° 37’ 53.0” N 098°50’ 53.0” W	163.0 meters	KSAS Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KOKH-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KOKH Licensee, LLC

Main Station KOKH-TV, Oklahoma City, Oklahoma
Facility ID No. 35388

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KOKH-TV and associated auxiliaries	BRCDT-20140131ANJ	Pending	N/A
Digital TV License	KOKH-DT	BLCDT-20041207ACV	04/08/05	06/01/14
License Renewal	KOKH-TV and associated auxiliaries	BRCT-20060131ACR	01/18/08	06/01/14

Broadcast Auxiliary Stations Associated with
Main Station KOKH-TV, Oklahoma City, Oklahoma
Facility ID No. 35388

Type of Authorization	Call Sign
TV Pickup License	KC26280
TV Intercity Relay License	WQKA922

Antenna Structure Associated with

Main Station KOKH-TV, Oklahoma City, Oklahoma
Facility ID No. 35388

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1011337	05/24/05	35º 32’ 58.2” N 097º 29’ 19.1” W	493.5 meters	KOCB Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KOMO(AM) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Radio of Seattle Licensee, LLC

Main Station KOMO(AM), Seattle, Washington
Facility ID No. 21647

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
License Renewal	KOMO(AM) and associated auxiliaries	BR-20131018AHE	Pending	N/A
License Renewal	KOMO(AM) and associated auxiliaries	BR-20050923AKS	01/26/06	02/01/2014
AM Radio License	KOMO(AM)	BL-19950830AB	10/12/95	02/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KOMO(AM), Seattle, Washington
Facility ID No. 21647

Type of Authorization	Call Sign
Remote Pickup	KEG985
Aural Studio Link	WGH965
Aural Studio Link	WLF814
Aural Studio Link	WQQV684

Earth Station Associated with
Main Station KOMO(AM), Seattle, Washington

Facility ID No. 21647

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KOMO(AM), Seattle, Washington

Facility ID No. 21647

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032132	01/24/2014	47-27-49.0N 122-26-31.0W	151.1 meters	Sinclair Radio of Seattle Licensee, LLC
1032133	01/24/2014	47-27-52.0N 122-26-31.0W	159.1 meters	Sinclair Radio of Seattle Licensee, LLC
1032134	01/24/2014	47-27-46.0N 122-26-32.0W	138.1 meters	Sinclair Radio of Seattle Licensee, LLC
1032135	01/24/2014	47-25-19.0N 122-25-49.0W	138.3 meters	Sinclair Radio of Seattle Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KOMO-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Seattle Licensee, LLC

Main Station KOMO-TV, Seattle, Washington
Facility ID No. 21656

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	KOMO-TV	BLCDT-20111101AKA	04/12/2012	02/01/2015
Digital TV Auxiliary Antenna License	KOMO-TV	BXMLCDT-20110608AAE	Pending	N/A
License Renewal	KOMO-TV and associated auxiliaries	BRCT-20060928APU	05/24/2007	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KOMO-TV, Seattle, Washington

Facility ID No. 21656

Type Of Authorization	Call Sign
LP Broadcast Auxiliary Low Power	BLP00291
Remote Pickup	KEH627
Remote Pickup	WYR261
Remote Pickup	WYR275
TV Intercity Relay	WBK223
TV Intercity Relay	WGH901
TV Intercity Relay	WGZ573
TV Intercity Relay	WGZ574
TV Intercity Relay	WGZ575
TV Intercity Relay	WGZ576
TV Intercity Relay	WHB346
TV Intercity Relay	WHF302
TV Intercity Relay	WHF303
TV Intercity Relay	WHF304
TV Intercity Relay	WHF305
TV Intercity Relay	WHS565
TV Intercity Relay	WHS566
TV Intercity Relay	WHS567

Type Of Authorization	Call Sign
TV Intercity Relay	WLE227
TV Intercity Relay	WLE229
TV Intercity Relay	WLE573
TV Intercity Relay	WLE574
TV Intercity Relay	WLG888
TV Intercity Relay	WMF346
TV Intercity Relay	WMU931
TV Intercity Relay	WPOT279
TV Intercity Relay	WQQX867
TV Pickup	KA21466
TV Pickup	KA74845
TV Pickup	KC4185
TV Pickup	KW8523
TV Pickup	KW8524
Studio Transmitter Link	WBK222

Business Radio Station Associated with
Main Station KOMO-TV, Seattle, Washington

Facility ID No. 21656

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KOMO-TV, Seattle, Washington

Facility ID No. 21656

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E020291	12/06/2017
Earth Station License	E060255	08/21/2021
Earth Station License	E080217	11/01/2023
Earth Station License	E110096	07/26/2026
Earth Station License	E970093	03/14/2022

Antenna Structure Associated with

Main Station KOMO-TV, Seattle, Washington

Facility ID No. 21656

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032456	01/24/2014	47-37-55.0N 122-21-14.0W	171.9 meters	Sinclair Seattle Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KTPH(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KPTH Licensee, LLC

Main Station KPTH(TV), Sioux City, Iowa
Facility ID No. 77451

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KPTH(TV) and associated auxiliaries	BRCDT-20131017AJT	Pending	N/A
Digital TV License	KPTH(TV)	BLCDT-20061214ABC	12/08/2009	02/01/2014
License Renewal	KPTH(TV) and associated auxiliaries	BRCT-20051003BZK	07/01/2009	02/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KPTH(TV), Sioux City, Iowa
Facility ID No. 77451

Type Of Authorization	Call Sign
TV Intercity Relay License	WPWG979
TV Intercity Relay License	WQHL244
Studio Transmitter Link License	WPWG978
Studio Transmitter Link License	WPWH297
Studio Transmitter Link License	WPWH298

Business Radio Station Associated with
Main Station KPTH(TV), Sioux City, Iowa

Facility ID No. 77451

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KPTH(TV), Sioux City, Iowa

Facility ID No. 77451

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KPTH(TV), Sioux City, Iowa

Facility ID No. 77451

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1057963	05/10/2013	42-35-12.0N 096-13-19.0W	605.9 meters	Heartland Tower Company, L.L.C.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KBVK-LP AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KPTH Licensee, LLC

Main Station KBVK-LP, Spencer, Iowa
Facility ID No. 127822

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KBVK-LP and associated auxiliaries	BRDTL-20131017AJU	Pending	N/A
Digital Low Power TV License	KBVK-LP	BLDTL-20130327AAK	04/03/2013	02/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KBVK-LP, Spencer, Iowa

Facility ID No. 127822

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KBVK-LP, Spencer, Iowa

Facility ID No. 127822

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KBVK-LP, Spencer, Iowa

Facility ID No. 127822

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KBVK-LP, Spencer, Iowa

Facility ID No. 127822

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1051821	11/07/2000	43-15-20.0N 094-58-36.0W	121.6 meters	Waitt Broadcasting Inc DBA = KMEG TV

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KPTP-LD AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KPTH Licensee, LLC

Main Station KPTP-LD, Norfolk, Nebraska
Facility ID No. 127666

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KPTP-LD and associated auxiliaries	BRDTL-20140624ACK	Pending	N/A
Digital Television Special Temporary Authority	KPTP-LD	BLSTA-20140624ACL	07/01/2014	01/01/2015
Digital Low Power TV License	KPTP-LD	BLDTL-20120106AAG	01/27/2012	06/01/2014
License Renewal	KPTP-LD and associated auxiliaries	BRTTL-20060201BCK	03/26/2007	06/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KPTP-LD, Norfolk, Nebraska

Facility ID No. 127666

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KPTP-LD, Norfolk, Nebraska

Facility ID No. 127666

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KPTP-LD, Norfolk, Nebraska

Facility ID No. 127666

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KPTP-LD, Norfolk, Nebraska

Facility ID No. 127666

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1219381	11/08/2000	42-01-45.5N 097-21-25.5W	99.1 meters	KMEG-TV Waitt Broadcasting Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KPIC(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: South West Oregon TV Broadcasting Corp.

Main Station KPIC(TV), Roseburg, Oregon
Facility ID No. 61551

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Companion Channel License	KPIC(TV)	BLCDT-20131205AIL	12/20/2013	02/01/2105
Digital TV License	KPIC(TV)	BLCDT-20120423ABP	06/26/2012	02/01/2105
License Renewal	KPIC(TV) and associated auxiliaries	BRCT-20060928AQL	01/31/2007	02/01/2015

Broadcast Auxiliary Stations Associated with
Main Station KPIC(TV), Roseburg, Oregon

Facility ID No. 61551

Type Of Authorization	Call Sign
TV Intercity Relay License	KDI92
TV Intercity Relay License	KPH47
TV Intercity Relay License	WAH788
TV Intercity Relay License	WLJ537
Studio Transmitter Link License	KPE68
Studio Transmitter Link License	WPNF629

Business Radio Station Associated with
Main Station KPIC(TV), Roseburg, Oregon

Facility ID No. 61551

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KPIC(TV), Roseburg, Oregon

Facility ID No. 61551

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KPIC(TV), Roseburg, Oregon

Facility ID No. 61551

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1039827	01/27/1998	43-12-21.0N 123-21-53.0W	21.3 meters	Peterson, Keith A
1061121	10/07/2011	43-14-07.0N 123-19-22.0W	52.7 meters	Southwest Oregon Television Broadcasting Corporation

Translator Station K11GH-D, Tri Cities, Oregon
Facility ID No. 61552

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K11GH-D	BLDTV-20120621ABL	07/18/2012	02/01/2015
License Renewal	K11GH-D	BRTTV-20060928AQN	01/31/2007	02/01/2015

Translator Station K13HM-D, Myrtle Creek, Oregon
Facility ID No. 61547

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K13HM-D	BLDTV-20120619ABL	07/17/2012	02/01/2015
License Renewal	K13HM-D	BRTTV-20060928AQM	01/31/2007	02/01/2015

Antenna Structure Associated with

Translator Station K13HM-D, Myrtle Creek, Oregon
Facility ID No. 61547

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1035079	11/26/1997	43-01-04.0N 123-18-50.0W	60.4 meters	LITCHFIELD COUNTY CELLULAR INC DBA = RAMCELL OF OREGON

Translator Station K26HO-D, Glide, Oregon
Facility ID No. 61548

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K26HO-D	BLDTT-20101008ABC	12/13/2010	02/01/2015
License Renewal	K26HO-D	BRTTV-20060928AQP	01/31/2007	02/01/2015

Translator Station K29KR-D, Camas Valley, Oregon
Facility ID No. 190502

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K26HO-D	BLDTT-20121025ABP	11/16/2012	02/01/2015

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KPLZ-FM AND ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Radio of Seattle Licensee, LLC

Main Station KPLZ-FM, Seattle, Washington
Facility ID No. 21663

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
License Renewal	KPLZ-FM and associated auxiliaries	BRH-20131018AHC	01/24/14	02/01/2022
FM Auxiliary Antenna Radio License	KPLZ-FM	BXMLH-20130110AEZ	03/14/13	02/01/2022
FM Radio License	KPLZ-FM	BLH-20121220AAY	01/30/13	02/01/2022

Broadcast Auxiliary Stations Associated with
Main Station KPLZ-FM, Seattle, Washington
Facility ID No. 21663

Type of Authorization	Call Sign
Aural Studio Link	WAQ347
Aural Studio Link	WLF845

Earth Station Associated with
Main Station KPLZ-FM, Seattle, Washington
Facility ID No. 21663

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KPLZ-FM, Seattle, Washington

Facility ID No. 21663

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1240802	01/24/2014	47-32-39.7N 122-06-32.0W	65.8 meters	Sinclair Radio of Seattle Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KPTM(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KPTM Licensee, LLC

Main Station KPTM(TV), Omaha, Nebraska
Facility ID No. 51491

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KPTM(TV) and associated auxiliaries	BRCDT-20140203ATR	Pending	N/A
License Renewal	KPTM(TV) and associated auxiliaries	BRCT-20060201AQC	08/27/2007	06/01/2014
Digital TV License	KPTM(TV)	BLCDT-20051107AFO	12/28/2005	06/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KPTM(TV), Omaha, Nebraska
Facility ID No. 51491

Type Of Authorization	Call Sign
Remote Pickup License	KPH692
Remote Pickup License	KPJ360
TV Intercity Relay License	WLG445
TV Pickup	WQCI228
Studio Transmitter Link License	WLG753

Business Radio Station Associated with
Main Station KPTM(TV), Omaha, Nebraska
Facility ID No. 51491

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KPTM(TV), Omaha, Nebraska
Facility ID No. 51491

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KPTM(TV), Omaha, Nebraska
Facility ID No. 51491

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1026025	07/21/2014	41-04-15.9N 096-13-32.3W	464.0 meters	Sinclair Television of Omaha, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KRCG(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KRCG Licensee, LLC

Main Station KRCG(TV), Jefferson City, Missouri
Facility ID No. 41110

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KRCG(TV) and associated auxiliaries	BRCDT-20130927AMZ	Pending	N/A
License Renewal	KRCG(TV) and associated auxiliaries	BRCT-20050929AWQ	03/15/2007	02/01/2014
Digital TV License	KRCG(TV)	BLCDT-20030709ABP	11/06/2003	02/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KRCG(TV), Jefferson City, Missouri
Facility ID No. 41110

Type Of Authorization	Call Sign
TV Pickup	KB97112
TV Pickup	KB97113
Industrial/Business Pool, Conventional	KSJ704 Modification Pending (File No. 0005504735)

Business Radio Station Associated with
Main Station KRCG(TV), Jefferson City, Missouri
Facility ID No. 41110

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation	WPQT423	10/04/2015
Business/Industrial Microwave License	KSJ704	08/01/2023

Earth Station Associated with
Main Station KRCG(TV), Jefferson City, Missouri
Facility ID No. 41110

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KRCG(TV), Jefferson City, Missouri
Facility ID No. 41110

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1012934	12/06/2013	38-41-30.0N 092-05-45.0W	282.5 meters	KRCG Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KRNV-DT AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sierra Communications, LLC

Main Station KRNV-DT, Reno, Nevada
Facility ID No. 60307

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KRNV-DT and associated auxiliaries	BRCDT-20140530ATL	Pending	N/A
Digital TV License	KRNV-DT	BLCDT-20131112BLB	12/18/2013	10/01/2014
License Renewal	KRNV-DT and associated auxiliaries	BRCT-20060525AJC	09/16/2013	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KRNV-DT, Reno, Nevada

Facility ID No. 60307

Type Of Authorization	Call Sign
Remote Pickup	KOP355
Remote Pickup	KOP356
TV Intercity Relay	KFO24
TV Intercity Relay	WPWV807
TV Pickup	KB97294
Studio Transmitter Link	KPV58
Studio Transmitter Link	WPXX828

Business Radio Station Associated with
Main Station KRNV-DT, Reno, Nevada

Facility ID No. 60307

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KRNV-DT, Reno, Nevada

Facility ID No. 60307

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KRNV-DT, Reno, Nevada

Facility ID No. 60307

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KRXI-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: KRXI Licensee, LLC

Main Station KRXI-TV, Reno, Nevada
Facility ID No. 48360

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KRXI-TV and associated auxiliaries	BRCDT-20140602BEA	Pending	N/A
Digital Television Special Temporary Authority	KRXI-TV	BLDSTA-20140131AIU	02/03/2014	08/01/2014
Digital TV Replacement Translator License	KRXI-TV	BLCDT-20140116ABJ	02/10/2014	10/01/2014
Digital TV License	KRXI-TV	BLCDT-20110627AAS	09/27/2011	10/01/2014
License Renewal	KRXI-TV and associated auxiliaries	BRCT-20060601AQY	07/23/2007	10/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KRXI-TV, Reno, Nevada

Facility ID No. 48360

Type Of Authorization	Call Sign
TV Intercity Relay License	WPJA633
TV Intercity Relay License	WPJA635
TV Intercity Relay License	WPQX859
Studio Transmitter Link License	WPJA632
Studio Transmitter Link License	WPJA634
TV Translator Relay	WPJF282

Business Radio Station Associated with
Main Station KRXI-TV, Reno, Nevada

Facility ID No. 48360

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KRXI-TV, Reno, Nevada

Facility ID No. 48360

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KRXI-TV, Reno, Nevada

Facility ID No. 48360

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1009892	02/06/2013	39-18-36.6N 119-53-04.9W	49.7 meters	InSite Towers LLC
1010555	05/02/2013	39-35-23.0N 119-55-41.0W	59.7 meters	KRXI Licensee, LLC

Translator Station K16GM-D, Yerington, Nevada
Facility ID No. 130412

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K16GM-D	BRDTT-20140602BED	Pending	N/A
Digital TV Translator License	K16GM-D	BLDTT-20100429ADE	06/14/2010	10/01/2014
License Renewal	K16GM-D	BRTT-20060601ARB	07/23/2007	10/01/2014

Antenna Structure Associated with

Translator Station K16GM-D, Yerington, Nevada

Facility ID No. 130412

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1273723	07/17/2012	38-59-11.1N 119-14-39.8W	12.2 meters	Lyon County

Translator Station K17CA-D, Carson City, Nevada
Facility ID No. 23029

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K17CA-D	BRDTT-20140602BEB	Pending	N/A
Digital TV Translator License	K17CA-D	BLDTT-20090108AAO	01/15/2009	10/01/2014
License Renewal	K17CA-D	BRTT-20060601AQZ	07/23/2007	10/01/2014

Translator Station K17HB-D, Winnemucca, Nevada

Facility ID No. 130885

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K17HB-D	BRDTT-20140602BEE	Pending	N/A
Digital TV Translator License	K17HB-D	BLDTT-20120117AEB	02/08/2012	10/01/2014
License Renewal	K17HB-D	BRTT-20060601ARC	07/23/2007	10/01/2014

Translator Station K22FH-D, Hawthorne, Nevada
Facility ID No. 127981

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K22FH-D	BRDTT-20140602BEF	Pending	N/A
Digital TV Translator License	K22FH-D	BLDTT-20100630BZY	07/11/2011	10/01/2014
License Renewal	K22FH-D	BRTT-20060601ARD	07/23/2007	10/01/2014

Translator Station K22JC-D, Silver Springs, Nevada
Facility ID No. 127979

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K22JC-D	BRDTT-20140602BEI	Pending	N/A
Digital TV Translator License	K22JC-D	BLDTT-20121204ACN	01/04/2013	10/01/2014

Translator Station K33IB-D, Silver Springs, Nevada
Facility ID No. 127845

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K33IB-D	BRDTT-20140602BEG	Pending	N/A
Digital TV Translator License	K33IB-D	BLDTT-20100803ABT	09/22/2010	10/01/2014
License Renewal	K33IB-D	BRTT-20060601ARE	07/23/2007	10/01/2014

Antenna Structure Associated with

Translator Station K33IB-D, Silver Springs, Nevada
Facility ID No. 127845

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1202566	05/18/2009	39-29-04.6N 119-18-10.6W	42.7 meters	Global Tower, LLC

Translator Station K36GL-D, Lovelock Nevada
Facility ID No. 131168

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K36GL-D	BRDTT-20140602BEC	Pending	N/A
Digital TV Translator License	K36GL-D	BLDTT-20110721AAT	08/15/2011	10/01/2014
License Renewal	K36GL-D	BRTT-20060601ARA	07/23/2007	10/01/2014

Translator Station K40DV-D, Yerington, Nevada

Facility ID No. 39364

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K40DV-D	BRDTT-20140602BEJ	Pending	N/A
Digital TV Translator License	K40DV-D	BLDTT-20100526ABH	06/21/2010	10/01/2014
License Renewal	K40DV-D	BRTT-20060524AII	09/29/2006	10/01/2014

Antenna Structure Associated with

Translator Station K40DV-D, Yerington, Nevada

Facility ID No. 39364

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1273723	07/17/2012	38-59-11.1N 119-14-39.8W	12.2 meters	Lyon County

Translator Station K48LA-D, South Lake Tahoe, California

Facility ID No. 168232

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator Construction Permit	K48LA-D	BMPDTT-20130425AAE	05/08/2013	09/06/2015
Digital TV Translator License	K48LA-D	BLDTT-20081010BFY	02/20/2009	12/01/2014

Translator Station K49MD-D, Lake Tahoe, Nevada

Facility ID No. 187388

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K49MD-D	BRDTT-20140627ABQ	Pending	N/A
Digital TV Translator License	K49MD-D	BLDTT-20131022ABR	11/06/2013	10/01/2014

Translator Station K51IA-D, Fallon, Nevada

Facility ID No. 130893

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K51IA-D	BRDTT-	Pending	N/A

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
20140602BEH
Digital TV Translator License	K51IA-D	BLDTT-20100803ABU	09/22/2010	10/01/2014
License Renewal	K51IA-D	BRTT-20060601ARF	07/23/2007	10/01/2014

Antenna Structure Associated with

Translator Station K51IA-D, Fallon, Nevada

Facility ID No. 130893

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1272066	05/02/2013	39-29-21.0N 118-45-10.3W	12.1 meters	Deerfield Media (Reno) Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KSAS-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  KSAS Licensee, LLC

Main Station:  KSAS-TV, Wichita, Kansas

Facility ID # 11911

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KSAS-TV and associated auxiliary	BRCDT-20140131ANT	Pending	N/A
Digital TV License	KSAS-TV	BLCDT-20021120AAN	02/10/03	06/01/14
License Renewal	KSAS-TV and associated auxiliary	BRCT-20060201AMV	03/15/07	06/01/14

Broadcast Auxiliary Station Associated with

Main Station:  KSAS-TV, Wichita, Kansas

Facility ID # 11911

Type Of Licensed Authorization	Call Sign
Studio Transmitter Link License	WLF270

Antenna Structure Associated with

Main Station:  KSAS-TV, Wichita, Kansas

Facility ID # 11911

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1026741	12/10/12	37° 46’ 40.0” N	354.2 meters	KSAS Licensee, LLC
097° 30’ 38.0” W

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KSAS-LP AND ASSOCIATED AUXILIARY STATIONS

Licensee: KSAS Licensee, LLC

Main TV Translator Station: KSAS-LP, Dodge City, Kansas
Facility ID # 11967

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KSAS-LP	BRTTL-20140131ANV	Pending	N/A
Digital TV Low Power License	KSAS-LD	BLDTL-20140106DOA	03/05/2014	06/01/2014
License Renewal	KSAS-LP	BRTTL-19980202UY	07/20/98	06/01/14

Broadcast Auxiliary Station Associated with

Main Station:  KSAS-LP, Dodge City, Kansas
Facility ID # 11967

Type Of Licensed Authorization	Call Sign
None

Antenna Structure Associated with

Main Station:  KSAS-LP, Dodge City, Kansas

Facility ID # 11967

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1043716	06/13/2012	37-46-46.9N 100-03-39.8W	116.2 meters	InSite Towers LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KTVL(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  KTVL Licensee, LLC

Main Station:  KTVL(DT), Medford, Oregon

Facility ID # 22570

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	KTVL(DT)	BLCDT-20090612AGJ	05/12/11	02/01/15
License Renewal	KDTVL (DT) and associated auxiliaries	BRCT-20060929BCO	12/20/11	02/01/15

Broadcast Auxiliary Stations Associated with

Main Station:  KTVL(DT), Medford, Oregon

Facility ID # 22570

Type Of Licensed Authorization	Call Sign
TV Pickup License	KC26124
TV Pickup License	KC26150
Studio Transmitter Link License	KHU95
Auxiliary Remote Pickup License	KKN685
TV Pickup License	KM7830
Studio Transmitter Link License	KPT27
Auxiliary Remote Pickup License	KTH393
Studio Transmitter Link License	WLD643

Type Of Licensed Authorization	Call Sign
TV Intercity Relay License	WMV470
TV Intercity Relay License	WPRU966
TV Intercity Relay License	WPSG668
TV Intercity Relay License	WPTA706
TV Intercity Relay License	WPTC604
TV Intercity Relay License	WPTD825

Business Radio Station Associated With

Main Station:  KTVL(DT), Medford, Oregon

Facility ID # 22570

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave License	KRF943	10/02/15

Earth Station Associated With

Main Station:  KTVL(DT), Medford, Oregon

Facility ID # 22570

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E920442	07/31/17

Antenna Structure Associated with

Main Station:  KTVL(DT), Medford, Oregon

Facility ID # 22570

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1236063	04/24/12	42°04’ 51.5” N 122° 43’ 13.0” W	47.2 meters	KTVL Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KTVO(TV) AND

ASSOCIATED AUXILIARY STATIONS

Licensee: KTVO Licensee, LLC

Main Station KTVO(TV), Kirksville, Missouri

Facility ID No. 21251

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KTVO(TV) and associated auxiliaries	BRCDT-20130927AMM	01/28/2014	02/01/2022
Digital TV License	KTVO(TV)	BLCDT-20030604AAC	08/21/2003	02/01/2022

Broadcast Auxiliary Stations Associated with

Main Station KTVO(TV), Kirksville, Missouri

Facility ID No. 21251

Type Of Authorization	Call Sign
TV Intercity Relay	KAN74
TV Studio Transmitter Link	KAN75
TV Pickup	KB96908
TV Pickup	KB96914
Broadcast Auxiliary Remote Pickup	KPH484
Broadcast Auxiliary Remote Pickup	KPJ801
TV Intercity Relay	WBS323
TV Intercity Relay	WBS324

Business Radio Station Associated with

Main Station KTVO(TV), Kirksville, Missouri

Facility ID No. 21251

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KTVO(TV), Kirksville, Missouri

Facility ID No. 21251

Type of Authorization	Call Sign	Expiration Date
NONE	E050074	03/14/2020

Antenna Structure Associated with

Main Station KTVO(TV), Kirksville, Missouri

Facility ID No. 21251

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1007392	12/05/2009	46-03-26.1N 085-58-41.8W	152.4 meters	Global Tower, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KUNP(TV) AND

ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair LaGrande Licensee, LLC

Main Station KUNP(TV), La Grande, Oregon

Facility ID No. 81447

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Construction Permit	KUNP(TV)	BPCDT-20120619ABW	06/28/2012	06/28/2015
Digital TV License	KUNP(TV)	BLDCT-20100125ABW	03/24/2011	02/01/2015
License Renewal	KUNP(TV) and associated auxiliaries	BRCT-20061002AWT	01/31/2007	02/01/2015

Broadcast Auxiliary Stations Associated with

Main Station KUNP(TV), La Grande, Oregon

Facility ID No. 81447

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with

Main Station KUNP(TV), La Grande, Oregon

Facility ID No. 81447

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KUNP(TV), La Grande, Oregon

Facility ID No. 81447

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KUNP(TV), La Grande, Oregon

Facility ID No. 81447

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KUNP-LD AND

ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair LaGrande Licensee, LLC

Main Station KUNP-LD, Portland, Oregon

Facility ID No. 34882

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Low Power TV License	KUNP-LD	BLDTL-20120413ABM	04/24/2012	02/01/2015
License Renewal	KUNP-LD and associated auxiliaries	BRTT-20061002AXC	02/27/2007	02/01/2015

Broadcast Auxiliary Stations Associated with

Main Station KUNP-LD, Portland, Oregon

Facility ID No. 34882

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with

Main Station KUNP-LD, Portland, Oregon

Facility ID No. 34882

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KUNP-LD, Portland, Oregon

Facility ID No. 34882

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KUNP-LD, Portland, Oregon

Facility ID No. 34882

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1035761	01/24/2014	45-31-13.0N 122-44-41.0W	280.0 meters	Sinclair Portland Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KUNW-CD AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Kennewick Licensee, LLC

Main Station KUNW-CD, Yakima, Washington

Facility ID No. 167797

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Class A TV License	KUNW-CD	BLDTA-20111110AHM	03/16/2012	02/01/2015

Broadcast Auxiliary Stations Associated with

Main Station KUNW-CD, Yakima, Washington

Facility ID No. 167797

Type Of Authorization	Call Sign
TV Intercity Relay License	WPJB766
TV Intercity Relay License	WPNI788
Studio Transmitter Link License	WPXK583

Business Radio Station Associated with

Main Station KUNW-CD, Yakima, Washington

Facility ID No. 167797

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KUNW-CD, Yakima, Washington

Facility ID No. 167797

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KUNW-CD, Yakima, Washington

Facility ID No. 167797

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032433	01/25/2014	46-31-57.0N 120-30-37.0W	51.5 meters	Sinclair Yakima Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KVVK-CD AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Kennewick Licensee, LLC

Main Station KVVK-CD, Kennewick, Washington

Facility ID No. 25358

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Class A TV License	KVVK-CD	BLDTA-20100125ACB	02/01/2010	02/01/2015
License Renewal	KVVK-CD and associated auxiliaries	BRTTA-20060928AGM	02/27/2007	02/01/2015

Broadcast Auxiliary Stations Associated with

Main Station KVVK-CD, Kennewick, Washington

Facility ID No. 25358

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with

Main Station KVVK-CD, Kennewick, Washington

Facility ID No. 25358

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KVVK-CD, Kennewick, Washington

Facility ID No. 25358

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KVVK-CD, Kennewick, Washington

Facility ID No. 25358

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032435	01/24/2014	46-05-50.0N 119-11-33.0W	107.8 meters	Sinclair Yakima Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KORX-CA AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Kennewick Licensee, LLC

Main Station KORX-CA, Walla Walla, Washington

Facility ID No. 71072

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Class A Flashcut TV License	KORX-CA	BDFCDTA-20140507ADN	05/20/2014	09/01/2015
Class A TV License	KORX-CA	BLTTA-20050202ADO	02/14/2005	02/01/2015
License Renewal	KORX-CA and associated auxiliaries	BRTTA-20060928AFB	02/27/2007	02/01/2015

Broadcast Auxiliary Stations Associated with

Main Station KORX-CA, Walla Walla, Washington

Facility ID No. 71072

Type Of Authorization	Call Sign
TV Intercity Relay License	WPJF407

Business Radio Station Associated with

Main Station KORX-CA, Walla Walla, Washington

Facility ID No. 71072

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KORX-CA, Walla Walla, Washington

Facility ID No. 71072

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KORX-CA, Walla Walla, Washington

Facility ID No. 71072

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KUNS-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Seattle Licensee, LLC

Main Station KUNS-TV, Bellevue, Washington

Facility ID No. 4624

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	KUNS-TV	BLCDT-20140312ABP	05/13/2014	02/01/2015
License Renewal	KUNS-TV and associated auxiliaries	BRCT-20060928ALF	01/31/2007	02/01/2015

Broadcast Auxiliary Stations Associated with

Main Station KUNS-TV, Bellevue, Washington

Facility ID No. 4624

Type Of Authorization	Call Sign
Studio Transmitter Link License	WQNC541

Business Radio Station Associated with

Main Station KUNS-TV, Bellevue, Washington

Facility ID No. 4624

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KUNS-TV, Bellevue, Washington

Facility ID No. 4624

Type of Authorization	Call Sign	Expiration Date
Earth Station License

Antenna Structure Associated with

Main Station KUNS-TV, Bellevue, Washington

Facility ID No. 4624

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1032456	01/24/2014	47-37-55.0N 122-21-14.0W	171.9 meters	Sinclair Seattle Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KUTV(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KUTV Licensee, LLC

Main Station:  KUTV(DT), Salt Lake City, Utah

Facility ID # 35823

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KUTV(DT)	BRCDT-20140602AUJ	Pending	N/A
Special Temporary Authority		BLDSTA-20100212ABB	Pending	N/A
License Renewal	KUTV(DT)	BRCT-20060601ASL	11/21/07	10/01/14
Digital TV License	KUTV(DT)	BLCDT-20020211AAD	10/22/02	10/01/14

Broadcast Auxiliary Stations Associated with

Main Station:  KUTV(DT), Salt Lake City, Utah

Facility ID # 35823

Type Of Licensed Authorization	Call Sign
Studio Transmitter Link License	KOZ57
TV Pickup License	KR7621
TV Pickup License	KR9934
TV Pickup License	KX3671
Intercity Relay License	WGH989

Type Of Licensed Authorization	Call Sign
Intercity Relay License	WGI276
Intercity Relay License	WHS316
Studio Transmitter Link License	WPYC736
Auxiliary Low Power License	WQCK457
TV Pickup License	WQCL440
Remote Pickup License	WQCT967
Intercity Relay License	WQCV987
Intercity Relay License	WQCV988
Intercity Relay License	WQCV989

Business Radio Station Associated With

Main Station:  KUTV(DT), Salt Lake City, Utah

Facility ID # 35823

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation License	WQFG443	07/10/16
Industrial/Business Microwave License	WQLN354	03/12/20
Industrial/Business Microwave License	WQLN355	03/12/20

Earth Stations Associated With

Main Station:  KUTV(DT), Salt Lake City, Utah

Facility ID # 35823

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E9462	06/19/22

Antenna Structure Associated with

Main Station:  KUTV(DT), Salt Lake City, Utah

Facility ID # 35823

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1062408	03/11/99	40º 39’ 33.0” N 112º 12’ 10.0” W	94 meters	DTV Utah, LC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KVAL-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Eugene Licensee, LLC

Main Station KVAL-TV, Eugene, Oregon

Facility ID No. 49766

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	KVAL-TV	BLCDT-20090612AGY	06/24/2010	02/01/2015
License Renewal	KVAL-TV and associated auxiliaries	BRCT- 20060928AQI	05/24/2007	02/01/2015

Broadcast Auxiliary Stations Associated with

Main Station KVAL-TV, Eugene, Oregon

Facility ID No. 49766

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	WQRX655
Broadcast Auxiliary Low Power	WQRX657
Broadcast Auxiliary Low Power	WQRY579
Broadcast Auxiliary Low Power	WQRY583
Broadcast Auxiliary Low Power
TV Intercity Relay	WLI545
TV Intercity Relay	WLI546
TV Intercity Relay	WLL217
TV Intercity Relay	WPNM805
TV Intercity Relay	WPNM806
TV Intercity Relay	WQDG455
TV Intercity Relay	WQRK690
TV Intercity Relay	WQRK962
TV Pickup	KG8647
Studio Transmitter Link	WQRK688

Type Of Authorization	Call Sign

Studio Transmitter Link	WQRK689

Business Radio Station Associated with

Main Station KVAL-TV, Eugene, Oregon

Facility ID No. 49766

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KVAL-TV, Eugene, Oregon

Facility ID No. 49766

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KVAL-TV, Eugene, Oregon

Facility ID No. 49766

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1033594	01/24/2014	44-00-06.0N 123-06-57.0W	259.3 meters	Sinclair Eugene Licensee, LLC

Translator Station K07KZ, Squaw Valley, Oregon

Facility ID No. 49759

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Special Temporary Authority	K07KZ	BLSTA-20130510AAK	Pending	N/A
License Renewal	K07KZ	BRTTV-20060928AQG	01/31/2007	02/01/2015

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
TV Translator License	K07KZ	BLTTV-19821118IC	04/20/1983	02/01/2015

Translator Station K21LY-D, Mapleton, Oregon

Facility ID No. 190070

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K21LY-D	BLDTT-20120615ADJ	07/16/2012	02/01/2015

Translator Station K21MB-D, Scottsburg, Oregon

Facility ID No. 49754

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K21MB-D	BLDTT-20120607ADE	07/05/2012	02/01/2015

Translator Station K33CP, Gold Beach, Oregon

Facility ID No. 49762

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
TV Translator License	K33CP	BLTT-19900329JJ	05/29/1990	02/01/2015
License Renewal	K33CP	BRTT-20060601AQH	01/31/2007	02/01/2015

Translator Station K39KR-D, Port Orford, Oregon

Facility ID No. 182753

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Translator License	K39KR-D	BLDTT-20120627ABC	07/24/2012	02/01/2015

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KVCW(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Channel 33, Inc.

Main Station KVCW(TV), Las Vegas, Nevada

Facility ID No. 10195

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KVCW(TV) and associated auxiliaries	BRCDT-20140602AVN	Pending	N/A
Digital TV Replacement Translator License	KVCW(TV)	BLCDT-20131108AKG	12/03/13	10/01/2014
Digital TV License	KVCW-DT	BLCDT-20070109AAW	03/08/07	10/01/2014
License Renewal	KVCW(TV) and associated auxiliaries	BRCT-20060531AFZ	09/29/06	10/01/2014

Broadcast Auxiliary Station Associated with

Main Station KVCW(TV), Las Vegas, Nevada

Facility ID No. 10195

Type of Authorization	Call Sign
Studio Transmitter Link License	WLI718
Studio Transmitter Link License	WPQW215

Antenna Structure Associated with

Main Station KVCW(TV), Las Vegas, Nevada

Facility ID No. 10195

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1203429	10/04/07	36º 00’ 27.3” N	67.4 meters	American Towers, LLC
115º 00’ 26.9” W

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KVII-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KVII-TV, Licensee, LLC

Main Station KVII-TV, Amarillo, Texas

Facility ID No. 40446

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KVII-TV and associated auxiliaries	BRCDT-20140327BHP	Pending	N/A
Digital TV License	KVII-TV	BLCDT-20090612AHC	06/24/2010	08/01/2014
License Renewal	KVII-TV and associated auxiliaries	BRCT-20060331ACY	03/15/2007	08/01/2014

Broadcast Auxiliary Stations Associated with

Main Station KVII-TV, Amarillo, Texas

Facility ID No. 40446

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP01090
TV Pickup	KA2104
Broadcast Auxiliary Remote Pickup	KLB656
TV Studio Transmitter Link	KLG28
Broadcast Auxiliary Remote Pickup	KOS348
TV Intercity Relay License	WHQ362
TV Intercity Relay License	WHS379
TV Intercity Relay License	WHS380
TV Intercity Relay License	WPOP470

Business Radio Station Associated with

Main Station KVII-TV, Amarillo, Texas

Facility ID No. 40446

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation or Business/Industrial Microwave License	KRS469	06/06/2014

Earth Station Associated with

Main Station KVII-TV, Amarillo, Texas

Facility ID No. 40446

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E050068	03/10/2020
Earth Station License	E4938	10/29/2017
Earth Station License	E980150	02/24/2023

Antenna Structure Associated with

Main Station KVII-TV, Amarillo, Texas

Facility ID No. 40446

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1054167	12/01/2013	35-22-30.0N 101-52-58.0W	495.6 meters	KVII Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

KVI(AM) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Sinclair Radio of Seattle Licensee, LLC

Main Station KVI(AM), Seattle, Washington

Facility ID No. 35853

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
License Renewal	KVI(AM) and associated auxiliaries	BR-20131018AHF	01/24/14	02/01/2022
AM Radio License	KVI(AM)	BZ-19800204AH	04/24/1980	02/01/2022

Broadcast Auxiliary Stations Associated with

Main Station KVI(AM), Seattle, Washington

Facility ID No. 35853

Type of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP01371
Remote Pickup	KA74851
Remote Pickup	KON935
Remote Pickup	KQ2233
Aural Booster	WLF813
Aural Studio Link	WLF815

Earth Station Associated with

Main Station KVI(AM), Seattle, Washington

Facility ID No. 35853

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KVI(AM), Seattle, Washington

Facility ID No. 35853

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KVIH-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KVII Licensee, LLC

Main Station KVIH-TV, Clovis, New Mexico

Facility ID No. 40450

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KVIH-TV and associated auxiliaries	BRCDT-21040602AST	Pending	N/A
Digital TV License	KVIH-TV	BLCDT-20091221AHU	03/03/2011	10/01/2014
License Renewal	KVIH-TV and associated auxiliaries	BRCT-20060526AAQ	09/29/2006	10/01/2014

Broadcast Auxiliary Stations Associated with

Main Station KVIH-TV, Clovis, New Mexico

Facility ID No. 40450

Type Of Authorization	Call Sign
TV Intercity Relay License	WQLW445

Business Radio Station Associated with

Main Station KVIH-TV, Clovis, New Mexico

Facility ID No. 40450

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station KVIH-TV, Clovis, New Mexico

Facility ID No. 40450

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KVIH-TV, Clovis, New Mexico

Facility ID No. 40450

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1003344	12/01/2013	34-11-34.0N 103-16-46.0W	220.7 meters	KVII Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS K43BU AND
ASSOCIATED AUXILIARY STATIONS

Licensee: KVII Licensee, LLC

Main Station K43BU, Clovis, New Mexico

Facility ID No. 40448

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K43BU and associated auxiliaries	BRCDT-20140602ASS	Pending	N/A
Digital TV License	K43BU	BLTTL-19890419IA	06/30/1989	10/01/2014
License Renewal	K43BU and associated auxiliaries	BRTTL-20060526AAT	09/29/2006	10/01/2014

Broadcast Auxiliary Stations Associated with

Main Station K43BU, Clovis, New Mexico

Facility ID No. 40448

Type Of Authorization	Call Sign
TV Intercity Relay License	WGI235

Business Radio Station Associated with

Main Station K43BU, Clovis, New Mexico

Facility ID No. 40448

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with

Main Station K43BU, Clovis, New Mexico

Facility ID No. 40448

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station K43BU, Clovis, New Mexico

Facility ID No. 40448

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
KVMY(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: KUPN Licensee, LLC

Main Station KVMY(TV), Las Vegas, NV

Facility ID No.: 10179

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KVMY(TV) and associated auxiliaries	BRCDT-20140602AVR	Pending	N/A
Digital TV Replacement Translator License	KVMY(TV)	BLDCT-20131101AGK	12/03/2013	10/01/2014
Digital TV License	KVMY(TV)	BLCDT-20090220ABX	03/01/10	10/01/14
License Renewal	KVMY(TV) and associated auxiliaries	BRCT-20060531AGC	01/18/08	10/01/14

Broadcast Auxiliary Stations Associated with
KVMY(TV), Las Vegas, NV
Facility ID No.: 10179

Type of Authorization	Call Sign
Remote Pickup License	KPF931
Studio Transmitter Link License	WHY352
TV Intercity Relay License	WPNB849
TV Pickup License	WQAR487
TV Intercity Relay License	WQCN406
Studio Transmitter Link License	WQCN407
Remote Pickup License	WQDA813

Type of Authorization	Call Sign
TV Intercity Relay License	WQGJ272

Business Radio Station Used with
KVMY(TV), Las Vegas, NV
Facility ID No.: 10179

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave Station License	WQED365	12/30/15

Antenna Structure Associated with

KVMY(TV), Las Vegas, NV
Facility ID No.: 10179

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1203429	10/04/07	36º 00’ 27.3” N 115º 00’ 26.9” W	67.4 meters	American Towers, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KXRM-TV AND

ASSOCIATED AUXILIARY STATIONS

Licensee: KXRM Licensee, LLC

Main Station KXRM-TV, Colorado Springs, Colorado
Facility ID No. 35991

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KXRM-TV and associated auxiliaries	BRCDT-20130202CFJ	Pending	N/A
License Renewal	KXRM-TV and associated auxiliaries	BRCT-20051128AGE	05/08/2006	04/01/2014
Digital TV License	KXRM-TV	BLCDT-20030702ABE	09/01/2003	04/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KXRM-TV, Colorado Springs, Colorado
Facility ID No. 35991

Type Of Authorization	Call Sign
TV Studio Transmitter Link	WLD950
TV Intercity Relay	WLH991
TV Studio Transmitter Link	WPOT885
TV Pickup	WQFU442

Business Radio Station Associated with
Main Station KXRM-TV, Colorado Springs, Colorado
Facility ID No. 35991

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KXRM-TV, Colorado Springs, Colorado
Facility ID No. 35991

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KXRM-TV, Colorado Springs, Colorado
Facility ID No. 35991

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KXTU-LD AND

ASSOCIATED AUXILIARY STATIONS

Licensee: KXRM Licensee, LLC

Main Station KXTU-LD, Colorado Springs, Colorado
Facility ID No. 22681

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KXTU-LD and associated auxiliaries	BRCDT-20131202CFT	Pending	N/A
Digital TV License	KXTU-LD	BLDTL-20120127AGP	02/09/2012	04/01/2014
License Renewal	KXTU-LD and associated auxiliaries	BRTT-20051128AFU	05/25/2006	04/01/2014

Broadcast Auxiliary Stations Associated with
Main Station KXTU-LD, Colorado Springs, Colorado
Facility ID No. 22681

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station KXTU-LD, Colorado Springs, Colorado
Facility ID No. 22681

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KXTU-LD, Colorado Springs, Colorado
Facility ID No. 22681

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KXTU-LD, Colorado Springs, Colorado
Facility ID No. 22681

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS K28GE AND

ASSOCIATED AUXILIARY STATIONS

Licensee: KXRM Licensee, LLC

Main Station K28GE, Woodland Park, Colorado
Facility ID No. 35990

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	K28GE and associated auxiliaries	BRTT-20131202CFK	Pending	N/A
License Renewal	K28GE and associated auxiliaries	BRTT-20051128AGF	05/08/2006	04/01/2014
Digital TV License	K28GE	BLTTL-19991203AAV	03/07/2000	04/01/2014

Broadcast Auxiliary Stations Associated with
Main Station K28GE, Woodland Park, Colorado
Facility ID No. 35990

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station K28GE, Woodland Park, Colorado
Facility ID No. 35990

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station K28GE, Woodland Park, Colorado
Facility ID No. 35990

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station K28GE, Woodland Park, Colorado
Facility ID No. 35990

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS KXVO(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Mitts Telecasting Company, LLC

Main Station KXVO(TV), Omaha, Nebraska
Facility ID No. 23277

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	KXVO(TV) and associated auxiliaries	BRCDT-20140130ABX	Pending	N/A
Digital TV License	KXVO(TV)	BLCDT-20090604AAK	07/28/2011	N/A
License Renewal	KXVO(TV) and associated auxiliaries	BRCT-20060201AYE	Pending	N/A
License Renewal	KXVO(TV) and associated auxiliaries	BRCT-19980202LB	11/16/1998	06/01/2006

Broadcast Auxiliary Stations Associated with
Main Station KXVO(TV), Omaha, Nebraska

Facility ID No. 23277

Type Of Authorization	Call Sign
Studio Transmitter Link License	WPJA394

Business Radio Station Associated with
Main Station KXVO(TV), Omaha, Nebraska

Facility ID No. 23277

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station KXVO(TV), Omaha, Nebraska

Facility ID No. 23277

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station KXVO(TV), Omaha, Nebraska

Facility ID No. 23277

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1026025	07/21/2014	41-04-15.9N 096-13-32.3W	464.0 meters	Sinclair Television of Omaha, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WABM(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Birmingham (WABM-TV) Licensee, Inc.

Main Station WABM(TV), Birmingham, Alabama
Facility ID No. 16820

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WABM(TV)	BRCDT-20121203APU	03/22/13	04/01/21
Digital TV License	WABM(TV)	BLCDT-20060406AAJ	07/30/07	04/01/21

Broadcast Auxiliary Stations Associated with
Main Station WABM(TV), Birmingham, Alabama
Facility ID No. 16820

Type of Authorization	Call Sign
Remote Pickup License	KPJ297
Studio Transmitter Link License	WLG712

Antenna Structure Associated with

Main Station WABM(TV), Birmingham, Alabama
Facility ID No. 16820

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1226663	08/04/08	33º 29’ 04.8” N 086º 48’ 25.2” W	335.9 meters	American Towers, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WACH(TV) AND

ASSOCIATED AUXILIARY STATIONS

Licensee: WACH Licensee, LLC

Main Station WACH(TV), Columbia, South Carolina
Facility ID No. 19199

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WACH(TV) and associated auxiliaries	BRCDT-20120731AJJ	09/24/2013	12/01/2020
Digital TV License	WACH(TV)	BLCDT-20021204ABB	01/21/2003	12/01/2020

Broadcast Auxiliary Stations Associated with
Main Station WACH(TV), Columbia, South Carolina
Facility ID No. 19199

Type Of Authorization	Call Sign
Broadcast Auxiliary Remote Pickup	KPH514
TV Studio Transmitter Link	WLO458
TV Studio Transmitter Link	WPWZ954
TV Intercity Relay	WPXH661

Earth Station Associated with
Main Station WACH(TV), Columbia, South Carolina
Facility ID No. 19199

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WACH(TV), Columbia, South Carolina
Facility ID No. 19199

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1010544	12/06/2013	43-13-01.0N 083-43-17.0W	403.2 meters	HSH FLINT (WEYI) LICENSEE, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

WBFF(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Chesapeake Television Licensee, LLC

Main Station WBFF(TV), Baltimore, Maryland

Facility ID No. 10758

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WBFF(TV) and associated auxiliaries	BRCDT-20120601APF	Pending	N/A
Digital TV License	WBFF(DT)	BLCDT-20110131ASE	08/15/11	N/A
License Renewal	WBFF(TV) and associated auxiliaries	BRCT-20040527ASQ	Pending	N/A
License Renewal	WBFF(TV) and associated auxiliaries	BRCT-19960603LK	02/07/97	10/01/04

Broadcast Auxiliary Stations Associated with

Main Station WBFF(TV), Baltimore, Maryland

Facility ID No. 10758

Type of Authorization	Call Sign
TV Pickup License	KB96042
Remote Pickup License	KPF799
Remote Pickup License	KPK428
Remote Pickup License	KPK429
Remote Pickup License	KPL355

Business Radio Station Associated With

Main Station WBFF(TV), Baltimore, Maryland

Facility ID No. 10758

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave License	WNTK362	11/05/18
Industrial/Business Microwave License	WQTI207	02/07/24
Industrial/Business Microwave License	WQTI208	02/07/24

Antenna Structure Associated with

Main Station WBFF(TV), Baltimore, Maryland

Facility ID No. 10758

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1044237	2/01/01	39º 20’ 10.0” N 076º 38’ 58.0” W	390.1 meters	Cunningham Communications, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WBSF(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: FLINT (WBSF-TV) LICENSEE, INC.

Main Station WBSF(TV), Bay City, Michigan
Facility ID No. 82627

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WBSF(TV) and associated auxiliaries	BRCDT-20130603BFO	09/24/2013	10/01/2021
Digital TV License	WBSF(TV)	BLCDT-20090622AFF	07/27/2010	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WBSF(TV), Bay City, MI
Facility ID No. 82627

Type Of Authorization	Call Sign
TV Intercity Relay License	WQNC972

Business Radio Station Associated with
Main Station WBSF(TV), Bay City, MI
Facility ID No. 82627

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WBSF(TV), Bay City, MI
Facility ID No. 82627

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WBSF(TV), Bay City, MI
Facility ID No. 82627

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1246943	12/06/2013	43-28-26.8N 083-50-44.5W	317.9 meters	FLINT (WBSF-TV) LICENSEE, INC.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WCGV-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WCGV Licensee, LLC

Main Station WCGV-TV, Milwaukee, Wisconsin
Facility ID No.:  71278

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WCGV-TV and associated auxiliaries	BRCDT-20130801AMA	Pending	N/A
Digital TV License	WCGV-DT	BLCDT-20120405ACO	05/07/12	N/A
License Renewal	WCGV-TV and associated auxiliaries	BRCT-20050801BBZ	Pending	N/A
License Renewal	WCGV-TV and associated auxiliaries	BRCT-19970801KL	04/24/98	12/01/05

Broadcast Auxiliary Stations Associated with
WCGV-TV, Milwaukee, Wisconsin
Facility ID No.:  71278

Type Of Authorization	Call Sign
Studio Transmitter Link License	WGH928
TV Intercity Relay License	WPXI586
Studio Transmitter Link License	WPXP338

Antenna Structure Associated with

WCGV-TV, Milwaukee, Wisconsin
Facility ID No.:  71278

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1057482	02/21/05	43º 05’ 46.2” N 087º 54’ 15.0” W	369.7 meters	Milwaukee Area Technical College District Board

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WCHS-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WCHS Licensee, LLC

Main Station:  WCHS-TV, Charleston, West Virginia

Facility ID # 71280

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WCHS-TV and associated auxiliaries	BRCDT-20120601APM	Pending	N/A
Digital TV License	WCHS-DT	BLCDT-20050621AAQ	08/12/05	10/01/12
License Renewal	WCHS-TV and associated auxiliaries	BRCT-20040527ASW	02/10/05	10/01/12

Broadcast Auxiliary Stations Associated with

Main Station:  WCHS-TV, Charleston, West Virginia

Facility ID # 71280

Type Of Authorization	Call Sign
Auxiliary Low Power	BLP00431
Auxiliary Low Power	BLP00994
TV Pickup License	KB97285
TV Pickup License	KC23194
Studio Transmitter Link License	KQI48
Intercity Relay License	WLF297
Intercity Relay License	WLF471
Intercity Relay License	WLF472
Intercity Relay License	WQDN901

Type Of Authorization	Call Sign
Studio Transmitter Link License	WQDN902

Business Radio Stations with

Main Station:  WCHS-TV, Charleston, West Virginia

Facility ID # 71280

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Private Microwave License	WNTX570	01/31/20
Industrial/Business Private Microwave License	WNTX571	01/31/20
Industrial/Business Private Microwave License	WPNH913	10/30/22

Earth Stations Associated With

Main Station:  WCHS-TV, Charleston, West Virginia

Facility ID # 71280

Type of Authorization	Call Sign	Expiration Date
Receive Only Earth Station Registration	E860272	03/28/21
Receive Only Earth Station Registration	E873865	09/25/22
Receive Only Earth Station Registration	E060010	01/12/21
Transmit/Receive Earth Station License	E120011	02/14/27

Antenna Structure Associated with

Main Station:  WCHS-TV, Charleston, West Virginia

Facility ID # 71280

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1241143	11/17/03	38º 24’ 28.0” N 081º 54’ 12.0” W	456.9 meters	Sinclair Media III, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WCWN(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WCWN Licensee, LLC

Main Station WCWN(DT), Schenectady, New York

Facility ID No. 73264

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Auxiliary Construction Permit	WCWN(DT)	BXPCDT-20110815ABF	09/28/12	09/28/15
License Renewal	WCWN(DT)	BRCT-20070201BQG	12/20/11	06/01/15
Digital TV License	WCWN(DT)	BLCDT-20110504ABZ	09/02/11	06/01/15
Auxiliary License	WCWN(DT)	BXLCT-20050411AAH	05/02/07	06/01/15

Broadcast Auxiliary Stations Associated with

Main Station WCWN(DT), Schenectady, New York

Facility ID No. 73264

Type of Authorization	Call Sign
Studio Transmitter Link License	WPWT734
Studio Transmitter Link License	WHY403

Antenna Structure Associated with

Main Station WCWN(DT), Schenectady, New York

Facility ID No. 73264

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1231728	06/06/11	42º 37’ 31.3” N 074º 00’ 36.7” W	152.1 meters	Capital Region Broadcasters, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

WDBB(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WDBB-TV, Inc.

Main Station WDBB(TV), Bessemer, AL
Facility ID No. 71325

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WDBB(TV) and associated auxiliaries	BRCDT-20121203AQI	03/27/2013	04/01/2021
Digital TV License	WDBB(DT)	BLCDT-20060421ABG	08/04/06	04/01/2021

Broadcast Auxiliary Stations Associated with
WDBB(TV), Bessemer, AL
Facility ID No. 71325

Type of Authorization	Call Sign
TV Pickup License	KB55291
Remote Pickup License	KB96286
Studio Transmitter Link License	WLF283

Antenna Structure Associated with

Main Station:  WDBB(TV), Bessemer, AL
Facility ID No. 71325

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1035175	12/05/97	33º 28’ 51.0” N 087º 24’ 03.3” W	609.6 meters	WTTO, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

WDKA(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WDKA Acquisition Corporation

Main Station WDKA(TV), Paducah, Kentucky

Facility ID No. 39561

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WDKA(TV) and associated auxiliaries	BRCDT-20130506ACG	09/30/13	08/01/21
Digital TV License	WDKA(DT)	BLCDT-20100216ADH	04/07/11	08/01/21

Broadcast Auxiliary Stations Associated with

Main Station WDKA(TV), Paducah, Kentucky

Facility ID No. 39561

Type of Authorization	Call Sign
TV Intercity Relay License	WPNG802
TV Intercity Relay License	WPNG803
TV Intercity Relay License	WPNG804
TV Studio Transmitter License	WPNG805

Antenna Structure Associated with

Main Station WDKA(TV), Paducah, Kentucky

Facility ID No. 39561

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1013331	03/03/97	37º 23’ 42.0” N 088º 56’ 23.0” W	290.5 meters	WDKA Acquisition Corporation

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WDKY-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WDKY Licensee, LLC

Main Station WDKY-TV, Danville, Kentucky
Facility ID No.:  64017

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WDKY-TV and associated auxiliaries	BRCDT-20130401AOM	Pending	N/A
Digital TV License	WDKY-TV	BLCDT-20120308AAK	04/17/12	08/01/13
License Renewal	WDKY-TV and associated auxiliaries	BRCT-20050401BAO	01/18/08	08/01/13

Broadcast Auxiliary Stations Associated with
WDKY-TV, Danville, Kentucky
Facility ID No.:  64017

Type of Authorization	Call Sign
TV Intercity Relay License	WLG579
Studio Transmitter License	WPXI775
Studio Transmitter License	WQDR802

Business Radio Station Used with
WDKY-TV, Danville, Kentucky
Facility ID No.:  64017

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave Station License	WNTZ600	07/18/20

Antenna Structure Associated with

Main Station WDKY-TV, Danville, Kentucky
Facility ID No.:  64017

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1240955	10/31/03	37º 52’ 50.9” N 084º 19’ 15.9” W	352.6 meters	WDKY, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WEAR-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WEAR Licensee, LLC

Main Station:  WEAR-TV, Pensacola, Florida

Facility ID # 71363

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WEAR-TV	BRCDT-20121001ASC	Pending	N/A
Digital TV License	WEAR-TV	BLCDT-20050627AAK	01/29/08	02/01/13
License Renewal	WEAR-TV and associated auxiliaries	BRCT-20040930AII	01/18/08	02/01/13

Broadcast Auxiliary Stations Associated with

Main Station:  WEAR-TV, Pensacola, Florida

Facility ID # 71363

Type Of Authorization	Call Sign
Auxiliary Low Power	BLP00430
Auxiliary Low Power	BLP00804
Auxiliary Low Power	BLP00807
TV Pickup License	KC23848
Remote Pickup License	KPM269
Intercity Relay License	WLD279
Intercity Relay License	WLG881
Intercity Relay License	WLG921
Studio Transmitter Link License	WMF350

Type Of Authorization	Call Sign
Intercity Relay License	WQAI392
Studio Transmitter Link License	WQAI403

Earth Stations associated with

Main Station:  WEAR-TV, Pensacola, Florida

Facility ID # 71363

Type Of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E950404	08/25/20
Receive Only Earth Station License	E060039	02/14/21
Transmit/Receive Earth Station License	E100027	03/31/25

Antenna Structure Associated with

Main Station:  WEAR-TV, Pensacola, Florida

Facility ID # 71363

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1212516	12/06/06	30º 36’ 45.4” N 087º 38’ 41.6” W	583.1 meters	American Towers, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WEYI-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: HSH FLINT (WEYI) LICENSEE, LLC

Main Station WEYI-TV, Saginaw, Michigan
Facility ID No. 72052

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WEYI-TV and associated auxiliaries	BRCDT-20130603BFT	09/24/2013	10/01/2021
Digital TV License	WEYI-TV	BLCDT-20040123ASH	08/02/2004	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WEYI-TV, Saginaw, Michigan
Facility ID No. 72052

Type Of Authorization	Call Sign
TV Pickup	KC26116
Broadcast Auxiliary Remote Pickup	KFF470
TV Intercity Relay	WPXT340

Business Radio Station Associated with
Main Station WEYI-TV, Saginaw, Michigan
Facility ID No. 72052

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WEYI-TV, Saginaw, Michigan
Facility ID No. 72052

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E6547	08/31/2019
Earth Station License	E970203	03/14/2022

Antenna Structure Associated with

Main Station WEYI-TV, Saginaw, Michigan
Facility ID No. 72052

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1010544	12/06/2013	43-13-01.0N 083-43-17.0W	403.2 meters	HSH FLINT (WEYI) LICENSEE, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WFGX(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WFGX Licensee, LLC

Main Station WFGX(TV), Fort Walton Beach, Florida
Facility ID No.:  6554

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WFGX(DT)	BRCDT-20121001ASO	Pending	N/A
Digital TV License	WFGX(DT)	BLCDT-20100806AAW	05/17/11	02/01/13
License Renewal	WFGX(TV) and associated auxiliaries	BRCT-20040930AIO	01/31/05	02/01/13

Broadcast Auxiliary Stations Associated with
WFGX(TV), Fort Walton Beach, Florida
Facility ID No.:  6554

Type of Authorization	Call Sign
TV Intercity Relay License	WPJE619
TV Intercity Relay License	WPJE620

Antenna Structure Associated with

Main Station WFGX(TV), Fort Walton Beach, Florida
Facility ID No.:  6554

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1212516	08/04/08	30º 36’ 45.5” N 087º 38’ 41.6” W	583.1 meters	American Towers, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WFXL(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: WFXL Licensee, LLC

Main Station WFXL(TV), Albany, Georgia
Facility ID No. 70815

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WFXL(TV) and associated auxiliaries	BRCDT-20121129AOP	09/24/2013	04/01/2021
Digital TV License	WFXL(TV)	BLCDT-20070725AFF	10/17/2007	04/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WFXL(TV), Albany, Georgia

Facility ID No. 70815

Type Of Authorization	Call Sign
Studio Transmitter Link License	WMU589

Business Radio Station Associated with
Main Station WFXL(TV), Albany, Georgia

Facility ID No. 70815

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WFXL(TV), Albany, Georgia

Facility ID No. 70815

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WFXL(TV), Albany, Georgia

Facility ID No. 70815

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1255221	11/08/2013	31-19-53.0N 083-51-43.0W	304.8 meters	Albany Tower, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WGME-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WGME Licensee, LLC

Main Station WGME-TV, Portland, Maine
Facility ID No. 25683

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WGME-DT	BLCDT-20061206ACS	03/08/07	04/01/15
License Renewal	WGME-TV and associated auxiliaries	BRCT-20061129AOU	08/07/08	04/01/15

Broadcast Auxiliary Stations Associated with
Main Station WGME-TV, Portland, Maine
Facility ID No. 25683

Type Of Authorization	Call Sign
TV Pickup License	KA88998
TV Pickup License	KB55395
TV Pickup License	KB97128
Studio Transmitter Link License	KCE20
Remote Pickup License	KPF913
Remote Pickup License	KPF914
Remote Pickup License	KPM468
Remote Pickup License	KPM487

Type Of Authorization	Call Sign
Studio Transmitter Link License	KRV46
Intercity Relay License	WCO23
Intercity Relay License	WHY291
Intercity Relay License	WHY292
Intercity Relay License	WLF619
Intercity Relay License	WLF620
Intercity Relay License	WLG289
Intercity Relay License	WLG347
Intercity Relay License	WLJ643
Intercity Relay License	WMF737
Intercity Relay License	WPJB245
Intercity Relay License	WPNB978
Studio Transmitter Link License	WQUH387
Studio Transmitter Link License	WQUH390

Business Radio Stations Associated With

Main Station WGME-TV, Portland, Maine
Facility ID No. 25683

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License	WPQA767	04/27/15

Earth Station Associated With

Main Station WGME-TV, Portland, Maine
Facility ID No. 25683

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E950350	07/14/20
Transmit Only Earth Station License	E130232	01/30/29

Antenna Structure Associated with

Main Station WGME-TV, Portland, Maine
Facility ID No. 25683

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1024383	02/18/05	43º 55’ 29.0” N 070º 29’ 27.0” W	495.1 meters	WGME Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WHAM-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: Deerfield Media (Rochester) Licensee, LLC

Main Station WHAM-TV, Rochester, New York
Facility ID No. 73371

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WHAM-TV	BLCDT-20110121ABX	06/01/11	06/01/15
License Renewal	WHAM-TV	BRCT- 20070201BFP	07/27/07	06/01/15

Broadcast Auxiliary Stations Associated with
Main Station WHAM-TV, Rochester, New York
Facility ID No. 73371

Type Of Authorization	Call Sign
TV Pickup License	KN2237
TV Pickup License	KP2134
TV Pickup License	KR7729
TV Pickup License	KR9992
Studio Transmitter Link License	EF58
TV Intercity Relay	WGI226
Low Power Broadcast Auxiliary	BLP00293
Remote Pickup	KGO958

Type Of Authorization	Call Sign
Remote Pickup	KRG613
Studio Transmitter Link License	WPZZ328
TV Pickup License	WQDN412

Business Radio Stations Associated With

Main Station WHAM-TV, Rochester, New York
Facility ID No. 73371

Type of Authorization	Call Sign	Expiration Date
None

Earth Station Associated With

Main Station WHAM-TV, Rochester, New York
Facility ID No. 73371

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station WHAM-TV, Rochester, New York
Facility ID No. 73371

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1011757	08/22/2013	43º 08’ 07.0” N 077º 35’ 02.0” W	109.1 meters	Deerfield Media (Rochester) Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WGTQ(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Traverse City (WGTU-TV) Licensee, Inc.

Main Station WGTU(TV), Traverse City, Michigan
Facility ID No. 59280

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WGTU(TV) and associated auxiliaries	BRCDT-20130528ALK	10/30/2013	10/01/2021
Digital TV License	WGTU(TV)	BLCDT-20090622AFH	08/02/2010	10/01/2021

Broadcast Auxiliary Stations Associated with
WGTU(TV), Traverse City, Michigan

Facility ID No. 59280

Type Of Authorization	Call Sign
Remote Pickup	WHE906
TV Intercity Relay	WBX284
TV Intercity Relay	WGY49
TV Intercity Relay	WGY51
TV Intercity Relay	WHB286
TV Intercity Relay	WLM503
TV Intercity Relay	WPNF795
TV Intercity Relay	WPNF796
TV Intercity Relay	WPNF797
TV Intercity Relay	WQN42
Studio Transmitter Link	WGY48
Studio Transmitter Link	WGY50
Studio Transmitter Link	WLI218
Studio Transmitter Link	WLI223

Business Radio Station Associated with
WGTU(TV), Traverse City, Michigan

Facility ID No. 59280

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
WGTU(TV), Traverse City, Michigan

Facility ID No. 59280

Type of Authorization	Call Sign	Expiration Date
Earth Station	E070136	07/06/2022

Antenna Structure Associated with

WGTU(TV), Traverse City, Michigan

Facility ID No. 59280

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1006720	04/08/2014	44-44-53.0N 085-04-08.0W	378.9 meters	TRAVERSE CITY (WGTU-TV) LICENSEE, INC.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WGTQ(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: Traverse City (WGTU-TV) Licensee, Inc.

Main Station WGTQ(TV), Sault Ste Marie, Michigan
Facility ID No. 59279

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WGTQ(TV) and associated auxiliaries	BRCDT-20130528ALF	10/30/2013	10/01/2021
Digital TV License	WGTQ(TV)	BLCDT-20090622AFG	07/27/2010	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WGTQ(TV), Sault Ste Marie, Michigan

Facility ID No. 59279

Type Of Authorization	Call Sign
Remote Pickup	KOP355
Remote Pickup	KOP356
TV Intercity Relay	KFO24
TV Intercity Relay	WPWV807
TV Pickup	KB97294
Studio Transmitter Link	KPV58
Studio Transmitter Link	WPXX828

Business Radio Station Associated with
Main Station WGTQ(TV), Sault Ste Marie, Michigan

Facility ID No. 59279

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WGTQ(TV), Sault Ste Marie, Michigan

Facility ID No. 59279

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WGTQ(TV), Sault Ste Marie, Michigan

Facility ID No. 59279

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1006719	03/20/2014	46-03-08.0N 084-06-38.0W	263.3 meters	TRAVERSE CITY (WGTU-TV) LICENSEE, INC.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WHOI(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: WHOI Licensee, LLC

Main Station WHOI(TV), Peoria, Illinois
Facility ID No. 6866

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Television Construction Permit	WHOI(TV)	BPCDT-20140422ABS	04/25/2014	04/25/2017
License Renewal	WHOI(TV) and associated auxiliaries	BRCDT-20130726ABP	11/12/2013	12/01/2021
Digital TV License	WHOI(TV)	BLCDT-20090622AFB	07/27/2010	12/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WHOI(TV), Peoria, Illinois
Facility ID No. 6866

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP00648
TV Pickup	KA88781
TV Pickup	KR7790
TV Pickup	KX6207
TV Intercity Relay	WGR710

Business Radio Station Associated with
Main Station WHOI(TV), Peoria, Illinois
Facility ID No. 6866

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation or Business/Industrial Microwave License	WPXL657	04/30/2013

Earth Station Associated with
Main Station WHOI(TV), Peoria, Illinois
Facility ID No. 6866

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E050061	03/07/2020

Antenna Structure Associated with

Main Station WHOI(TV), Peoria, Illinois
Facility ID No. 6866

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1009082	12/06/2013	40-39-11.0N 089-35-14.0W	378.6 meters	WHOI Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WHP-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WHP Licensee, LLC

Main Station:  WHP-TV, Harrisburg, Pennsylvania

Facility ID # 72313

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WHP-TV	BLCDT-20130703ACZ	07/26/13	08/01/15
License Renewal	WHP-TV and associated auxiliaries	BRCT-20070402KPU	07/30/07	08/01/15

Broadcast Auxiliary Stations Associated with

Main Station:  WHP-TV, Harrisburg, Pennsylvania

Facility ID # 72313

Type Of Licensed Authorization	Call Sign
Auxiliary Low Power License	BLP01146
TV Pickup License	KB96887
Studio Transmitter Link License	KGI24
Auxiliary Remote Pickup License	KGI462
Studio Transmitter Link License	KSV20
Intercity Relay License	WLJ510
Intercity Relay License	WPJD543
Intercity Relay License	WPJD544
Intercity Relay License	WQGN428

Business Radio Station Associated With

Main Station:  WHP-TV, Harrisburg, Pennsylvania

Facility ID # 72313

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated With

Main Station:  WHP-TV, Harrisburg, Pennsylvania

Facility ID # 72313

Type of Authorization	Call Sign	Expiration Date
Transmit Only Earth Station License	E120032	03/19/27

Antenna Structure Associated with

Main Station:  WHP-TV, Harrisburg, Pennsylvania

Facility ID # 72313

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1036778	05/22/08	40° 20’ 43.1” N 076° 52’ 08.3” W	152.3 meters	Clear Channel Broadcasting, Inc.

CURRENT FCC LICENSES AND AUTHORIZATIONS
WICD(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:   WICD Licensee, LLC

Main Station WICD(TV), Champaign, Illinois

Facility ID No. 25684

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WICD(TV) and associated auxiliaries	BRCDT-20130801ALL	Pending	N/A
Digital TV License	WICD(DT)	BLCDT-20050620AAO	01/27/10	12/01/13
License Renewal	WICD(TV) and associated auxiliaries	BRCT-20050801AQC	04/27/09	12/01/13

Broadcast Auxiliary Stations Associated with
Main Station WICD(TV), Champaign, Illinois
Facility ID No. 25684

Type Of Authorization	Call Sign
Auxiliary Low Power License	BLP00160
Auxiliary Low Power License	BLP01160
TV Pickup License	KC26142
TV Intercity Relay License	KTX71
Studio Transmitter Link License	KVM77
TV Intercity Relay License	WMV569
TV Intercity Relay License	WMV570

Business Radio Station Associated With

Main Station WICD(TV), Champaign, Illinois
Facility ID No. 25684

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License	WPHI929	06/01/15

Earth Station Associated With

Main Station WICD(TV), Champaign, Illinois
Facility ID No. 25684

Type of Authorization	Call Sign	Expiration Date
Receive Only Earth Station License	E070169	08/06/22

Antenna Structure Associated with

Main Station WICD(TV), Champaign, Illinois
Facility ID No. 25684

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1036562	02/18/05	40º 4’ 10.0” N 087º 54’ 46.0” W	407.8 meters	WICD Licensee, LLC

CURRENT FCC LICENSES AND AUTHORIZATIONS
WICS(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WICS Licensee, LLC

Main Station WICS(TV), Springfield, Illinois
Facility ID No. 25686

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WICS(TV) and associated auxiliaries	BRCDT-20130801AKY	Pending	N/A
License Renewal	WICS(TV) and associated auxiliaries	BRCT-20050801ASO	Pending	N/A
Digital TV License	WICS(DT)	BLCDT-20050627AAI	07/26/05	12/01/05
License Renewal	WICS(TV) and associated auxiliaries	BRCT-19970801KW	11/19/97	12/01/05

Broadcast Auxiliary Stations Associated with
Main Station WICS(TV), Springfield, Illinois
Facility ID No. 25686

Type Of Authorization	Call Sign
Auxiliary Low Power License	BLP01105
Auxiliary Low Power License	BLP01316
TV Pickup License	KB55668

Type Of Authorization	Call Sign
Studio Transmitter Link License	KSK95
Intercity Relay License	KTZ93
Intercity Relay License	WAQ265
Intercity Relay License	WKZ31
Intercity Relay License	WLF755
Studio Transmitter Link License	WME674
Intercity Relay License	WMV573

Antenna Structure Associated with

Main Station WICS(TV), Springfield, Illinois
Facility ID No. 25686

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1008823	11/29/96	39º 48’ 15.0” N 089º 27’ 40.0” W	444.5 meters	Guy Gannett Communications DBA WICS-TV

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WJAC-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: WJAC Licensee, LLC

Main Station WJAC-TV, Johnstown, Pennsylvania
Facility ID No. 73120

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Television Replacement Translator	WJAC-TV	BLCDT-20130416AAU	04/26/2013	08/01/2015
License Renewal	WJAC-TVand associated auxiliaries	BRCT-20070402CSR	04/30/2013	08/01/2015
Digital TV License	WJAC-TV	BLCDT-20051123AKN	02/01/2006	08/01/2015

Broadcast Auxiliary Stations Associated with
Main Station WJAC-TV, Johnstown, Pennsylvania

Facility ID No. 73120

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	WQLZ268
TV Intercity Relay	WME903
TV Intercity Relay	WME904
TV Intercity Relay	WMF698
TV Intercity Relay	WPNN729
TV Intercity Relay	WPNN730
TV Pickup	KB55383
Studio Transmitter Link	KGI96

Business Radio Station Associated with
Main Station WJAC-TV, Johnstown, Pennsylvania
Facility ID No. 73120

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WJAC-TV, Johnstown, Pennsylvania
Facility ID No. 73120

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E880611	05/08/2023

Antenna Structure Associated with

Main Station WJAC-TV, Johnstown, Pennsylvania

Facility ID No. 73120

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1226360	07/21/2014	40-22-17.0N 078-58-55.0W	108.0 meters	WJAC Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS W42DG-D AND
ASSOCIATED AUXILIARY STATIONS

Licensee: WJAC Licensee, LLC

Main Station W42DG-D, State College, Pennsylvania
Facility ID No. 168229

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital Television Replacement Translator	WJAC-TV	BLDTL-20071109AAR	12/05/2007	08/01/2015

Antenna Structure Associated with

Main Station W42DG-D, State College, Pennsylvania

Facility ID No. 168229

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1216190	03/20/2010	40-43-04.5N 077-53-27.1W	59.7 meters	SBA Towers II LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WJTC(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Deerfield Media (Mobile) Licensee, LLC

Main Station WJTC(TV), Pensacola, Florida
Facility ID No.:  41210

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WJTC(TV)	BRCDT-20120927ACC	Pending	N/A
Digital Television License	WJTC(TV)	BLCDT- 20021025ABG	01/14/03	02/01/13
License Renewal	WJTC(TV)	BRCT- 20040930BFZ	02/17/05	02/01/13

Broadcast Auxiliary Stations Associated with
Main Station WJTC(TV), Pensacola, Florida
Facility ID No.:  41210

Type Of Authorization	Call Sign
TV Studio Transmitter Link	WLE928

Business Radio Station Associated With

Main Station WJTC(TV), Pensacola, Florida
Facility ID No.:  41210

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station WJTC(TV), Pensacola, Florida
Facility ID No.:  41210

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station WJTC(TV), Pensacola, Florida
Facility ID No.:  41210

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1030889	12/10/2012	30º 35’ 16.7” N 087º 33’ 12.7” W	457.5 meters	Deerfield Media (Mobile) Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

WKEF(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WKEF Licensee L.P.

Main Station WKEF(TV), Dayton, Ohio

Facility ID No. 73155

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
License Renewal	WKEF(TV) and associated auxiliaries	BRCDT-20130603AJF	Pending	N/A
Digital TV License	WKEF(DT)	BLCDT-20100216ADG	04/07/11	10/01/13
License Renewal	WKEF(TV) and associated auxiliaries	BRCT-20050601ALR	01/18/08	10/01/13

Broadcast Auxiliary Stations Associated with

Main Station WKEF(TV), Dayton, Ohio

Facility ID No. 73155

Type of Authorization	Call Sign
Low Power Auxiliary License	BLP00992
Low Power Auxiliary License	BLP01152
Low Power Auxiliary License	BLQ470
Low Power Auxiliary License	BLQ471
TV Pickup License	KA88943
TV Pickup License	KH9085
TV Pickup License	KL5498
TV Pickup License	KQ8540
Remote Pickup License	KS2007
TV Studio Transmitter License	WQPC338
TV Intercity Relay License	WQPC339
Remote Pickup License	WZZ790

Business Radio Station Associated With

Main Station WKEF(TV), Dayton, Ohio

Facility ID No. 73155

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License	WPOR414	12/31/18
Business/Industrial Microwave License	WQMA212	06/09/20

Earth Stations Associated With

Main Station WKEF(TV), Dayton, Ohio

Facility ID No. 73155

Type of Authorization	Call Sign	Expiration Date
Receive Only Earth Station Registration	E070158	07/27/22

Antenna Structure Associated with

Main Station WKEF(TV), Dayton, Ohio

Facility ID No. 73155

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1013716	05/07/02	39º 43’ 28.0” N 084º 15’ 18.0” W	351.4 meters	WRGT-TV

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WKRC-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WKRC Licensee, LLC

Main Station:  WKRC-TV, Cincinnati, Ohio

Facility ID # 11289

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WKRC-TV and associated auxiliaries	BRCDT-20130603AJX	Pending	N/A
Digital TV License	WKRC-TV	BLCDT-20090622AFI	07/27/10	10/01/13
License Renewal	WKRC-TV and associated auxiliaries	BRCT-20050601CSC	03/15/07	10/01/13

Broadcast Auxiliary Stations Associated with

Main Station:  WKRC-TV, Cincinnati, Ohio

Facility ID # 11289

Type Of Licensed Authorization	Call Sign
TV Pickup License	KK4652
Auxiliary Remote Pickup License	KK4820
Auxiliary Remote Pickup License	KQB262
Auxiliary Remote Pickup License	KQB263

Business Radio Station Associated With

Main Station:  WKRC-TV, Cincinnati, Ohio

Facility ID # 11289

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation License	WQIB641	12/21/17

Earth Station Associated With

Main Station:  WKRC-TV, Cincinnati, Ohio

Facility ID # 11289

Type of Authorization	Call Sign	Expiration Date
Transmit Only Earth Station License	E980346	10/08/23

Antenna Structure Associated with

Main Station:  WKRC-TV, Cincinnati, Ohio

Facility ID # 11289

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1019014	05/22/08	39° 06’ 59.0” N 084° 30’ 07.0” W	294.6 meters	Citicasters Co.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WLFL(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WLFL Licensee, LLC

Main Station WLFL(TV), Raleigh, NC
Facility ID No. 73205

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WLFL(TV) and associated auxiliaries	BRCDT-20120801AKV	Pending	N/A
Digital TV License	WLFL(DT)	BLCDT-20090612AIF	06/01/11	N/A
License Renewal	WLFL(TV) and associated auxiliaries	BRCT-20040730ARF	Pending	N/A
License Renewal	WLFL(TV) and associated auxiliaries	BRCT-19960731KJ	12/11/96	12/01/04

Broadcast Auxiliary Stations Associated with
Main Station WLFL(TV), Raleigh, NC
Facility ID No. 73205

Type Of Authorization	Call Sign
TV Pickup License	KY5606
TV Intercity Relay License	WLF770
Studio Transmitter Link License	WMV699
TV Intercity Relay License	WPYM699
Studio Transmitter Link License	WPYM961

Antenna Structure Associated with

Main Station WLFL(TV), Raleigh, NC
Facility ID No. 73205

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1027322	05/28/04	35º 40’ 29.0” N 078º 31’ 39.0” W	606.2 meters	CBC Real Estate Company, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WLOS(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WLOS Licensee, LLC

Main Station WLOS(TV), Asheville, North Carolina
Facility ID No.:  56537

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WLOS(TV) and associated auxiliaries	BRCDT-20120801ALK	Pending	N/A
Digital TV License	WLOS(DT)	BLCDT-20101014ABR	07/28/11	N/A
License Renewal	WLOS(TV) and associated auxiliaries	BRCT-20040730AQF	Pending	N/A
License Renewal	WLOS(TV) and associated auxiliaries	BRCT-19960729KJ	11/29/96	12/01/04

Broadcast Auxiliary Stations Associated with
Main Station WLOS(TV), Asheville, North Carolina
Facility ID No.:  56537

Type Of Authorization	Call Sign
Low Power Auxiliary	BLP00855
Low Power Auxiliary	BLP00864
Low Power Auxiliary	BLP01373

Type Of Authorization	Call Sign
TV Pickup License	KA88862
TV Pickup License	KA88863
TV Pickup License	KB96278
Studio Transmitter Link License	KIO70
Remote Pickup License	KR5542
TV Intercity Relay License	WDT887
TV Intercity Relay License	WDT888
TV Intercity Relay License	WDT889
TV Intercity Relay License	WLG548
TV Intercity Relay License	WLI947
TV Intercity Relay License	WLJ374
TV Intercity Relay License	WLJ390
TV Intercity Relay License	WLL474
TV Intercity Relay License	WME944
TV Intercity Relay License	WME945

Business Radio Station Associated With

Main Station WLOS(TV), Asheville, North Carolina
Facility ID No.:  56537

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave License	WPRZ846	03/19/21

Earth Stations Associated With

Main Station WLOS(TV), Asheville, North Carolina
Facility ID No.:  56537

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E900033	01/19/25
Receive Only Earth Station License	E070159	7/27/22

Antenna Structure Associated with

Main Station WLOS(TV), Asheville, North Carolina
Facility ID No.:  56537

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1035173	02/16/12	35º 25’ 32.0” N 082º 45’ 24.0” W	103.2 meters	Sinclair Communications, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W05AC AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main TV Translator Station W05AC, Tyron, NC
Facility ID No.: 56538

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W05AC	BRTVL-20120801ALL	Pending	N/A
Digital Displacement	W05AC	BDISDTT-20120622AAB	10/02/12	09/01/15
License Renewal	W05AC	BRTVL-20040730AQW	Pending	N/A
License Renewal	W05AC	BRTVL-19960729AA	11/27/96	12/01/04
TV Translator License	W05AC	BLTTV-19791115IW	02/09/81	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W05AE AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W05AE, Sylva, NC
Facility ID No.: 56529

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W05AE	BRTVL-20120801ALM	Pending	N/A
License Renewal	W05AE	BRTVL-20040730AQV	Pending	N/A
License Renewal	W05AE	BRTVL-19960729AB	11/27/96	12/01/04

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
TV Translator License	W05AE	BLTTV-19820607ID	07/26/82	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W05AF AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W05AF, Cherokee, NC
Facility ID No.: 56533

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W05AF	BRTVL-20120801ALN	Pending	N/A
License Renewal	W05AF	BRTVL-20040730AQL	Pending	N/A
License Renewal	W05AF	BRTVL-19960729AC	11/27/96	12/01/04
TV Translator License	W05AF	BLTTV-1180	Unknown	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W05AO AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W05AO, Pickens, SC
Facility ID No.: 56531

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W05AO	BRTVL-20120801ALO	Pending	N/A

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W05AO	BRTVL-20040730AQX	Pending	N/A
License Renewal	W05AO	BRTVL-19960729AD	11/27/96	12/01/04
TV Translator License	W05AO	BLTTV-19821005IG	10/15/82	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W05AP AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station W05AP, Brasstown, NC
Facility ID No. 56530

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
License Renewal	W05AP	BRTVL-20120801ALP	Pending	N/A
License Renewal	W05AP	BRTVL-20040730AQI	Pending	N/A
License Renewal	W05AP	BRTVL-19960729AE	11/27/96	12/01/04
TV Translator License	W05AP	BLTTV-3796	06/12/72	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W06AD AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W06AD, Spruce Pine, NC
Facility ID No.: 56536

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W06AD	BRTVL-20120801ALQ	Pending	N/A
License Renewal	W06AD	BRTVL-20040730AQU	Pending	N/A
License Renewal	W06AD	BRTVL-19960729AP	11/27/96	12/01/04
TV Translator License	W06AD	BLTTV-1687	Unknown	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W06AL AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W06AL, Oteen & Warren, NC
Facility ID No.: 56544

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W06AL	BRTVL-20120801ALR	Pending	N/A
License Renewal	W06AL	BRTVL-20040730AQR	Pending	N/A
License Renewal	W06AL	BRTVL-19960729AZ	11/27/96	12/01/04
TV Translator License	W06AL	BLTTV-RD1104JD	10/01/85	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W06AN AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W06AN, Sapphire Valley, NC
Facility ID No.:  56547

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W06AN	BRTVL-20120801ALS	Pending	N/A
Digital Displacement	W06AN	BDISDTT-20120614AAN	08/21/12	09/01/15
License Renewal	W06AN	BRTVL-20040730AQT	Pending	N/A
License Renewal	W06AN	BRTVL-19960729AF	11/27/96	12/01/04

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
TV Translator License	W06AN	BLTTV-19820218ID	03/15/82	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W06AP AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W06AP, Maggie Valley, NC
Facility ID No.: 56534

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W06AP	BRTVL-20120801ALT	Pending	N/A
License Renewal	W06AP	BRTVL-20040730AQP	Pending	N/A
License Renewal	W06AP	BRTVL-19960729AG	11/27/96	12/01/04
TV Translator License	W06AP	BLTTV-19791109IC	08/07/80	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W06AQ AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W06AQ, Bat Cave, NC
Facility ID No.: 56535

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W06AQ	BRTVL-20120801ALU	Pending	N/A
License Renewal	W06AQ	BRTVL-20040730AQG	Pending	N/A
License Renewal	W06AQ	BRTVL-19960729AH	11/27/96	12/01/04

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
TV Translator License	W06AQ	BLTTV-19791220IA	02/05/81	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W08AN AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W08AN, Bryson City, NC
Facility ID No.: 56540

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W08AN	BRTVL-20120801ALV	Pending	N/A
License Renewal	W08AN	BRTVL-20040730AQJ	Pending	N/A
License Renewal	W08AN	BRTVL-19960729AI	11/27/96	12/01/04
TV Translator License	W08AN	BLTTV-19800725IC	08/21/80	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W10AP AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W10AP, Marion, etc., NC
Facility ID No.: 56542

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W10AP	BRTVL-20120801ALW	Pending	N/A
License Renewal	W10AP	BRTVL-20040730AQQ	Pending	N/A
License Renewal	W10AP	BRTVL-19960729AJ	11/27/96	12/01/04
TV Translator License	W10AP	BLTTV-19800428IN	02/09/81	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W11AJ AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W11AJ, Franklin, NC
Facility ID No.: 56539

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W11AJ	BRTVL-20120801ALX	Pending	N/A
Digital Flash Cut	W11AJ	BDFCDTV-20120504AAA	05/11/12	09/01/15
License Renewal	W11AJ	BRTVL-20040730AQM	Pending	N/A
License Renewal	W11AJ	BRTVL-19960729CA	11/27/96	12/01/04
TV Translator License	W11AJ	BLTTV-19811211IC	01/20/82	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W11AQ AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W11AQ, Robbinsville, NC
Facility ID No.: 56546

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W11AQ	BRTVL-20120801ALY	Pending	N/A
License Renewal	W11AQ	BRTVL-20040730AQS	Pending	N/A
License Renewal	W11AQ	BRTVL-19960729AK	11/27/96	12/01/04
TV Translator License	W11AQ	BLTTV-19821008IB	12/17/82	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W12AQ AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS License, LLC

Main Station TV Translator W12AQ, Black Mountain, NC
Facility ID No.: 56545

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W12AQ	BRTVL-20120801ALZ	Pending	N/A
Digital Flash Cut	W12AQ	BDFCDTV-20120622AAG	06/29/12	09/01/15
License Renewal	W12AQ	BRTVL-20040730AQH	Pending	N/A
License Renewal	W12AQ	BRTVL-19960729AL	11/27/96	12/01/04
TV Translator License	W12AQ	BLTTV-1804	Unknown	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W12AR AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W12AR, Waynesville, NC
Facility ID No.: 56532

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W12AR	BRTVL-20120801AMA	Pending	N/A
Digital Flash Cut	W12AR	BDFCDTV-20120706ABR	07/20/12	09/01/15
License Renewal	W12AR	BRTVL-20040730AQN	Pending	N/A
License Renewal	W12AR	BRTVL-19960729AM	11/27/96	12/01/04
Translator TV License	W12AR	BLTTV-4877	Unknown	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W12AU AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W12AU, Burnsville, NC
Facility ID No.: 56543

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W12AU	BRTVL-20120801AMB	Pending	N/A
License Renewal	W12AU	BRTVL-20040730AQK	Pending	N/A
License Renewal	W12AU	BRTVL-19960729AN	11/27/96	12/01/04
TV Translator License	W12AU	BLTTV-1997	Unknown	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
W12CI AND ASSOCIATED AUXILIARY STATIONS

Licensee: WLOS Licensee, LLC

Main Station TV Translator W12CI, Hot Springs, NC
Facility ID No.: 56541

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W12CI	BRTVL-20120801AMC	Pending	N/A
Digital Flash Cut	W12CI	BDFCDTV-20120622AAC	06/29/12	09/01/15
License Renewal	W12CI	BRTVL-20040730AQO	Pending	N/A
License Renewal	W12CI	BRTVL-19960729CB	11/27/96	12/01/04
TV Translator License	W12CI	BLTTV-19901224JI	02/04/91	12/01/04

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WLYH-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Nexstar Broadcasting, Inc.

Main Station: WLYH-TV, Lancaster, PA

Facility ID # 23338

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WLYH-TV	BRCT-20070402JTJ	Pending	N/A
Digital TV License	WLYH-TV	BLCDT-20040922AAC	04/27/05	08/01/07
License Renewal	WLYH-TV	BRCT-19990325KF	07/30/99	08/01/07

Broadcast Auxiliary Stations Associated with

Main Station: WLYH-TV, Lancaster, PA

Facility ID # 23338

Type Of Licensed Authorization	Call Sign
TV Pickup	KB55005
TV Pickup	KB55006

Business Radio Station Associated With

Main Station: WLYH-TV, Lancaster, PA

Facility ID # 23338

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station: WLYH-TV, Lancaster, PA

Facility ID # 23338

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station: WLYH-TV, Lancaster, PA

Facility ID # 23338

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1036777	01/06/98	40° 15’ 45.0” N 076° 27’ 50.0” W	324.7 meters	Newport Television LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WLUC-TV AND
ASSOCIATED AUXILIARY STATIONS

Licensee: WLUC Licensee, LLC

Main Station WLUC-TV, Marquette, Michigan
Facility ID No. 21259

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Construction Permit	WLUC-TV	BPCDT-20130726ACS	Pending	N/A
License Renewal	WLUC-TV and associated auxiliaries	BRCDT-20130603BFM	09/24/2013	10/01/2021
Digital TV License	WLUC-TV	BLCDT-20040202ALY	08/02/2004	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WLUC-TV, Marquette, Michigan
Facility ID No. 21259

Type Of Authorization	Call Sign
TV Pickup	KK4061
TV Intercity Relay	KQH57
TV Studio Transmitter Link	KQH58
TV Intercity Relay	WCD986
TV Intercity Relay	WCD987
TV Intercity Relay	WLI819

Business Radio Station Associated with
Main Station WLUC-TV, Marquette, Michigan
Facility ID No. 21259

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation or Business/Industrial Microwave License	WNTS660	8/25/2018

Earth Station Associated with
Main Station WLUC-TV, Marquette, Michigan
Facility ID No. 21259

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WLUC-TV, Marquette, Michigan
Facility ID No. 21259

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1000032	12/06/2013	46-20-11.0N 087-50-56.0W	310.3 meters	WLUC Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS W07DB AND
ASSOCIATED AUXILIARY STATIONS

Licensee: WLUC Licensee, LLC

Main Station W07DB, Marquette, Michigan
Facility ID No. 21262

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	W07DB and associated auxiliaries	BRCDT-20130603BFN	09/24/2013	10/01/2021
Digital TV License	W07DB	BLTTV-19951106IN	02/14/1996	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station W07DB, Marquette, Michigan
Facility ID No. 21262

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station W07DB, Marquette, Michigan
Facility ID No. 21262

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station W07DB, Marquette, Michigan
Facility ID No. 21262

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station W07DB, Marquette, Michigan
Facility ID No. 21262

Registration Number	Issue Date	Coordinates	Overall Height	Owner
NONE

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS
WMMP(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WMMP Licensee L.P.

Main Station WMMP(TV), Charleston, SC
Facility ID No. 9015

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WMMP(TV) and associated auxiliaries	BRCDT-20120801AJY	Pending	N/A
Digital TV License	WMMP(DT)	BLCDT-20090622ABW	11/09/11	N/A
License Renewal	WMMP(TV) and associated auxiliaries	BRCT-20040730APZ	Pending	N/A
License Renewal	WMMP(TV) and associated auxiliaries	BRCT-19960801KX	11/29/96	12/01/04

Broadcast Auxiliary Stations Associated with
Main Station WMMP(TV), Charleston, SC
Facility ID No. 9015

Type of Authorization	Call Sign
TV Studio Transmitter Link License	WQDC441
TV Intercity Relay License	WQDC450

Antenna Structure Associated with

Main Station WMMP(TV), Charleston, SC
Facility ID No. 9015

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1042963	03/05/01	32º 56’ 25.0” N 079º 41’ 44.0” W	607.0 meters	Media General Operations, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WMSN-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WMSN Licensee, LLC

Main Station WMSN-TV, Madison, Wisconsin
Facility ID No.: 10221

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WMSN-TV and associated auxiliaries	BRCDT-20130801AHM	Pending	N/A
Digital TV License	WMSN-DT	BLCDT-20101223ABD	06/01/11	12/01/13
License Renewal	WMSN-TV and associated auxiliaries	BRCT-20050801BAQ	08/07/08	12/01/13

Broadcast Auxiliary Stations Associated with
Main Station WMSN-TV, Madison, Wisconsin
Facility ID No.: 10221

Type of Authorization	Call Sign
TV Pickup License	KB97126
TV Pickup License	KB97127
TV Remote Pickup	KPG882

Business Radio Stations Associated With

Main Station WMSN-TV, Madison, Wisconsin
Facility ID No.: 10221

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License	WPOQ289	11/06/18
Business/Industrial Microwave License	WQQT409	02/27/23
Business/Industrial Microwave License	WQQT410	02/27/23

Antenna Structure Associated with

Main Station WMSN-TV, Madison, Wisconsin
Facility ID No.: 10221

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1033919	04/05/2013	43º 03’ 21.0” N 089º 32’ 06.0” W	433.7 meters	University of Wisconsin Madison DBA Madison Candelabra Tower

 CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WMYA-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Anderson (WFBC-TV) Licensee, Inc.

Main Station:  WMYA-TV, Anderson, SC

Facility ID #56548

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WMYA-TV and associated auxiliaries	BRCDT-20120731AKG	Pending	N/A
Digital TV License	WMYA-TV	BLCDT-20080714AFN	05/12/11	N/A
License Renewal	WMYA-TV and associated auxiliaries	BRCT-20040730AHU	Pending	N/A
License Renewal	WMYA-TV and associated auxiliaries	BRCT-19960729KF	11/29/96	12/01/04

Broadcast Auxiliary Station Associated with

Main Station:  WMYA-TV, Anderson, SC

Facility ID #56548

Type Of Authorization	Call Sign
Remote Pickup License	KF6265

Antenna Structure Associated with

Main Station:  WMYA-TV, Anderson, SC

Facility ID #56548

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1045371	04/22/98	34º 38’ 51.0” N 082º 16’ 12.0” W	320.3 meters	Chesapeake Television, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WMYV-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WUPN Licensee, LLC

Main Station WMYV(TV), Greensboro, North Carolina
Facility ID No. 25544

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WMYV(TV) and associated auxiliaries	BRCDT-20120801AKM	Pending	N/A
License Renewal	WMYV(TV) and associated auxiliaries	BRCT-20040730ARP	Pending	N/A
Digital TV Station License	WMYV(TV)	BLCDT-20020430ABD	10/29/02	12/01/04
License Renewal	WMYV(TV) and associated auxiliaries	BRCT-19960801KO	12/09/96	12/01/04

Broadcast Auxiliary Stations Associated with
Main Station WMYV-TV, Greensboro, North Carolina
Facility ID No. 25544

Type of Authorization	Call Sign
Studio Transmitter Link License	WHB950
TV Intercity Relay License	WMF695
Studio Transmitter Link License	WMF696
Studio Transmitter Link License	WPYM708

Antenna Structure Associated with

Main Station WMYV-TV, Greensboro, North Carolina
Facility ID No. 25544

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1061305	08/04/08	35º 52’ 02.6” N 079º 49’ 25.4” W	582.3 meters	American Towers, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WNAB(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Nashville License Holdings, LLC

Main Station:  WNAB(TV), Nashville, Tennessee

Facility ID #73310

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WNAB(DT) and associated auxiliaries	BRCDT-20130401AGQ	12/02/13	08/01/21
Digital TV Station License	WNAB(DT)	BLCDT-20040712AAO	09/23/04	08/01/21

Broadcast Auxiliary Stations Associated with

Main Station:  WNAB(TV), Nashville, Tennessee

Facility ID #73310

Type Of Authorization	Call Sign
TV Pickup License	WPJE622
Studio Transmitter Link License	WQEB644
TV Intercity Relay License	WQEZ512

Antenna Structure Associated with

Main Station:  WNAB(TV), Nashville, Tennessee

Facility ID #73310

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1224078	04/06/09	36º 15’ 49.8” N 086º 47’ 38.9” W	381.4 meters	American Towers, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS
WNUV(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Baltimore (WNUV-TV) Licensee, Inc.

Main Station WNUV(TV), Baltimore, Maryland
Facility ID No. 7933

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Experimental Permit	WNUV(TV)	BEPEXDT-20140226AGS	03/24/14	03/24/15
License Renewal	WNUV(TV)	BRCDT-20120525ADB	Pending	N/A
Digital TV License	WNUV(TV)	BMLCDT-20110131ASB	10/05/11	10/01/12
License Renewal	WNUV(TV)	BRCT-20040528ASA	04/18/06	10/01/12

Broadcast Auxiliary Stations Associated with
Main Station WNUV(TV), Baltimore, Maryland
Facility ID No. 7933

Type Of Authorization	Call Sign
TV Intercity Relay License	WHF212
Studio Transmitter Link License	WHF213

Antenna Structure Associated with

Main Station WNUV(TV), Baltimore, Maryland
Facility ID No. 7933

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1044237	02/01/01	39º 20’ 10.0” N 076º 38’ 58.0” W	390.1 meters	Cunningham Communications, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WNWO-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: WNWO Licensee, LLC

Main Station WNWO-TV, Toledo, Ohio
Facility ID No. 73354

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Construction Permit	WNWO-TV	BPCDT-20140305AAP	03/25/2014	03/25/2017
License Renewal	WNWO-TV and associated auxiliaries	BRCDT-20130603BEG	11/06/2013	10/01/2021
Digital TV License	WNWO-TV	BLCDT-20120817ABH	09/14/2010	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WNWO-TV, Toledo, Ohio
Facility ID No. 73354

Type Of Authorization	Call Sign
Broadcast Auxiliary Low Power	BLP00747
TV Studio Transmitter Link	KDI96
Broadcast Auxiliary Remote Pickup	KEL301
Broadcast Auxiliary Remote Pickup	KEL923
TV Pickup	KJ7659
TV Pickup	KS2195
TV Intercity Relay	WGV769
TV Intercity Relay	WLJ440
TV Intercity Relay	WLJ444

Business Radio Station Associated with
Main Station WNWO-TV, Toledo, Ohio
Facility ID No. 73354

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WNWO-TV, Toledo, Ohio
Facility ID No. 73354

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WNWO-TV, Toledo, Ohio
Facility ID No. 73354

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1012091	12/06/2013	41-40-03.0N 083-21-22.0W	438.0 meters	WNWO Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WNYO-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  New York Television, Inc.

Main Station WNYO-TV, Buffalo, New York
Facility ID No. 67784

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Construction Permit	WNYO-DT	BPCDT-20090717AED	03/20/12	03/20/15
Digital TV License	WNYO-DT	BLCDT-20090619ABO	07/28/10	06/01/15
License Renewal	WNYO-TV and associated auxiliaries	BRCT-20070130AJE	11/15/07	06/01/15

Broadcast Auxiliary Stations Associated with
Main Station WNYO-TV, Buffalo, New York
Facility ID No. 67784

Type of Authorization	Call Sign
Intercity Relay License	WLO658
Studio Transmitter Link License	WPNF836
Studio Transmitter Link License	WQFX510

Antenna Structure Associated with

Main Station WNYO-TV, Buffalo, New York
Facility ID No. 67784

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1045315	08/09/02	42º 46’ 58.0” N 078º 27’ 27.0” W	319.7 meters	New York Television, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WOAI-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WOAI Licensee, LLC

Main Station:  WOAI-TV, San Antonio, Texas

Facility ID # 69618

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WOAI-TV and associated auxiliaries	BRCDT-20140327BHE	Pending	N/A
Digital TV License	WOAI-TV	BLCDT-20090731ADF	08/24/10	08/01/14
TV Translator License	WOAI-TV	BXLCDT-20090210AEO	03/11/10	08/01/14
License Renewal	WOAI-TV and associated auxiliaries	BRCT-20060331AMW	03/15/07	08/01/14

Broadcast Auxiliary Stations Associated with

Main Station:  WOAI-TV, San Antonio, Texas

Facility ID # 69618

Type Of Licensed Authorization	Call Sign
Auxiliary Low Power License	BLP00628
TV Pickup License	KA2935
TV Pickup License	KA44275
TV Pickup License	KA95330
TV Pickup License	KE5675
Studio Transmitter Link License	WHS434

Type Of Licensed Authorization	Call Sign
Studio Transmitter Link License	WPWH751
Auxiliary Remote Pickup License	WZZ768

Earth Station Associated With

Main Station:  WOAI-TV, San Antonio, Texas

Facility ID # 69618

Type of Authorization	Call Sign	Expiration Date
Transmit Only Earth Station License	E890633	07/28/24

Antenna Structure Associated with

Main Station:  WOAI-TV, San Antonio, Texas

Facility ID # 69618

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1226610	10/19/04	29° 16’ 11.5” N 098° 15’ 55.9” W	466.3 meters	Texas Tall Tower Corporation

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WPBN-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: WPBN Licensee, LLC

Main Station WPBN-TV, Traverse City, Michigan
Facility ID No. 21253

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WPBN-TV and associated auxiliaries	BRCDT-20130603BDA	09/24/2013	10/01/2021
Digital TV Replacement Translator License	WPBN-TV	BLCDT-20100414AAG	05/27/2010	10/01/2021
Digital TV License	WPBN-TV	BLCDT-20091203AHC	04/05/2011	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WPBN-TV, Traverse City, Michigan
Facility ID No. 21253

Type Of Authorization	Call Sign
TV Pickup	KC26248
TV Intercity Relay	KQG51
TV Studio Transmitter Link	KQI29
TV Intercity Relay	WLI295
TV Intercity Relay	WLI296
TV Intercity Relay	WLI297
TV Intercity Relay	WLI366

Business Radio Station Associated with
Main Station WPBN-TV, Traverse City, Michigan
Facility ID No. 21253

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WPBN-TV, Traverse City, Michigan
Facility ID No. 21253

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E873874	10/16/2022

Antenna Structure Associated with

Main Station WPBN-TV, Traverse City, Michigan
Facility ID No. 21253

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1006720	04/08/2014	44-44-53.0N 085-04-08.0W	378.9 meters	TRAVERSE CITY (WGTU-TV) LICENSEE, INC.
1031841	12/06/2013	44-16-33.2N 085-42-48.7W	342.9 meters	WPBN Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WPDE-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: WPDE Licensee, LLC

Main Station WPDE-TV, Florence, South Carolina
Facility ID No. 17012

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WPDE-TV and associated auxiliaries	BRCDT-20120731AJZ	09/24/2013	12/01/2020
Digital TV License	WPDE-TV	BLCDT-20080815ABI	03/04/2010	12/01/2020

Broadcast Auxiliary Stations Associated with
Main Station WPDE-TV, Florence, South Carolina
Facility ID No. 17012

Type Of Authorization	Call Sign
TV Pickup	KB55382
Broadcast Auxiliary Remote Pickup	KIA677
Broadcast Auxiliary Remote Pickup	KIG403
TV Intercity Relay	WGX281
TV Studio Transmitter Link	WGX286
TV Studio Transmitter Link	WGX288
TV Intercity Relay	WLP382
TV Intercity Relay	WPJC455
TV Intercity Relay	WPJC456
TV Intercity Relay	WQEK705
TV Intercity Relay	WQFE269
TV Studio Transmitter Link	WQKY744

Type Of Authorization	Call Sign
TV Studio Transmitter Link	WQKY745
TV Studio Transmitter Link	WQKY746

Business Radio Station Associated with
Main Station WPDE-TV, Florence, South Carolina
Facility ID No. 17012

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WPDE-TV, Florence, South Carolina
Facility ID No. 17012

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WPDE-TV, Florence, South Carolina
Facility ID No. 17012

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1024373	12/06/2013	34-22-03.0N 079-19-48.0W	609.6 meters	WPDE Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WPMI-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Deerfield Media (Mobile) Licensee, LLC

Main Station WPMI-TV, Mobile, Alabama
Facility ID No.:  11906

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WPMI-TV	BRCDT-20121129AQM	Pending	N/A
Digital Television License	WPMI-TV	BLCDT- 20090618ABA	06/30/10	04/01/13
License Renewal	WPMI-TV	BRCT- 20041201BLS	03/31/05	04/01/13

Broadcast Auxiliary Stations Associated with
Main Station WPMI-TV, Mobile, Alabama
Facility ID No.:  11906

Type Of Authorization	Call Sign
TV Studio Transmitter Link	WMG221
TV Pickup	WPJD263
TV Pickup	WPJD264

Business Radio Station Associated With

Main Station WPMI-TV, Mobile, Alabama
Facility ID No.:  11906

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station WPMI-TV, Mobile, Alabama
Facility ID No.:  11906

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Business Radio Station Associated With

Main Station WPMI-TV, Mobile, Alabama
Facility ID No.:  11906

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1064671	05/14/01	30º 36’ 41.0” N 087º 36’ 26.4” W	577.3 meters	SpectraSite Communications, LLC. through American Towers, LLC

CURRENT FCC LICENSES AND AUTHORIZATIONS

WTOM-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: Traverse City Licensee, LLC

Main Station:  WTOM-TV, Cheboygan, Michigan

Facility ID # 21254

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTOM-TV	BRCDT-20130603BDE	10/17/13	10/01/21
Digital Television License	WTOM-TV	BLCDT-20040420AAI	08/16/04	10/01/21

Broadcast Auxiliary Stations Associated with

Main Station:  WTOM-TV, Cheboygan, Michigan

Facility ID # 21254

Type Of Licensed Authorization	Call Sign
TV Intercity Relay	KMA59
TV Intercity Relay	KMA60
TV Intercity Relay	KQK63
TV Intercity Relay	KQO36

Business Radio Station Associated With

Main Station:  WTOM-TV, Cheboygan, Michigan

Facility ID # 21254

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station:  WTOM-TV, Cheboygan, Michigan

Facility ID # 21254

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station:  WTOM-TV, Cheboygan, Michigan

Facility ID # 21254

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1031842	12/06/2013	45º 39’ 01.0” N 084º 20’ 37.0” W	179.8 meters	WPBN Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WPEC(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WPEC Licensee, LLC

Main Station WPEC(DT), West Palm Beach, Florida

Facility ID No. 52527

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WPEC(DT)	BRCDT-20121001ATZ	Pending	N/A
Digital TV License	WPEC(DT)	BLCDT-20100427ABV	05/05/11	02/01/13
License Renewal	WPEC(DT)	BRCT-20041001AIX	01/31/05	02/01/13

Broadcast Auxiliary Stations Associated with

Main Station WPEC(DT), West Palm Beach, Florida

Facility ID No. 52527

Type of Authorization	Call Sign
Auxiliary Low Power License	BLP01384
TV Pickup License	KC24224
TV Pickup License	KC242225
TV Pickup License	KC24226
Remote Pickup License	KIR840
Studio Transmitter Link License	KVU26
Studio Transmitter Link License	WCG686
Intercity Relay License	WGH907
Intercity Relay License	WHG316
Intercity Relay License	WLG351
Intercity Relay License	WLI610
Intercity Relay License	WLI614
Intercity Relay License	WLI808
Intercity Relay License	WLP306
Intercity Relay License	WQTP292
Studio Transmitter Link License	WQUH386

Business Radio Station Associated With

Main Station WPEC(DT), West Palm Beach, Florida

Facility ID No. 52527

Type of Authorization	Call Sign	Expiration Date
Industrial/Business Microwave License	KD45359	06/27/14
Industrial/Business Microwave License	WPSF292	04/03/21
Land Mobile Radiolocation	WQCX407	06/16/15

Earth Stations Associated With

Main Station WPEC(DT), West Palm Beach, Florida

Facility ID No. 52527

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E050266	10/31/20
Transmit/Receive Earth Station License	E872065	07/10/22
Receive Only Earth Station Registration	E990539	11/29/24

Antenna Structure Associated with

Main Station WPEC(DT), West Palm Beach, Florida

Facility ID No. 52527

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1051991	04/24/12	26º 35’ 19.7” N 080º 12’ 28.7” W	313.0 meters	WPEC Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WPFO(TV) AND
ASSOCIATED AUXILIARY STATIONS

Licensee: CMCG Portland License LLC

Main Station WPFO(TV), Waterville, Maine
Facility ID No. 84088

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WPFO(TV)	BLCDT-20090612ABJ	06/01/2011	N/A
License Renewal	WPFO(TV) and associated auxiliaries	BRCT-20061201AFT	Pending	N/A
TV License	WPFO(TV)	BLCT-19990903AAH	06/23/2000	04/01/2007

Broadcast Auxiliary Stations Associated with
Main Station WPFO(TV), Waterville, Maine

Facility ID No. 84088

Type Of Authorization	Call Sign
TV Intercity Relay License	WPXT449
Studio Transmitter Link License	WPVT974
Studio Transmitter Link License	WPVT982
Studio Transmitter Link License	WPXX645

Business Radio Station Associated with
Main Station WPFO(TV), Waterville, Maine

Facility ID No. 84088

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WPFO(TV), Waterville, Maine

Facility ID No. 84088

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WPFO(TV), Waterville, Maine

Facility ID No. 84088

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1205322	05/28/2014	44-09-15.0N 070-00-35.0W	219.5 meters	Sinclair Television Group, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WPGH-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WPGH Licensee, LLC

Main Station WPGH-TV, Pittsburgh, PA
Facility ID No.:  73875

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WPGH-DT	BMLCDT-20121018AAY	01/03/13	08/01/15
License Renewal	WPGH-TV and associated auxiliaries	BRCT-20070329AAM	10/30/07	08/01/15

Broadcast Auxiliary Stations Associated with
Main Station WPGH-TV, Pittsburgh, PA
Facility ID No.:  73875

Type of Authorization	Call Sign
Studio Transmitter Link License	WDD625
TV Intercity Relay Station License	WLF725
TV Intercity Relay Station License	WLI281
TV Intercity Relay Station License	WLP935
TV Intercity Relay Station License	WPNH967
TV Intercity Relay Station License	WPNH968
TV Intercity Relay Station License	WPNH969
TV Intercity Relay Station License	WPNH970
TV Pickup License	WPUE201
TV Intercity Relay Station License	WPUF948
TV Pickup Station License	WPUI502

Antenna Structure Associated with

Main Station WPGH-TV, Pittsburgh, PA
Facility ID No.:  73875

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1026131	02/13/02	40-29-43.0N 080-00-16.0W	222.5 meters	Gerstell Development Limited Partnership

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WPMY(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WCWB Licensee, LLC

Main Station WPMY(TV), Pittsburgh, PA
Facility ID No.:  73907

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WPMY(TV) and associated auxiliaries	BRCT-20070329ABJ	04/27/09	08/01/15
Digital TV License	WPMY(DT)	BLCDT-20060608AAB	07/11/06	08/01/15

Broadcast Auxiliary Stations Associated with
Main Station WPMY(TV), Pittsburgh, PA
Facility ID No.:  73907

Type of Authorization	Call Sign
Studio Transmitter Link License	WPST395
Studio Transmitter Link License	WPST398
Studio Transmitter Link License	WPUW417

Antenna Structure Associated with

Main Station WPMY(TV), Pittsburgh, PA
Facility ID No.:  73907

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1026131	01/30/01	40º 29’ 43.0” N 080º 00’ 16.0” W	222.5 meters	Gerstell Development Limited Partnership

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS

WRDC(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Raleigh (WRDC-TV) Licensee, Inc.

Main Station WRDC(TV), Durham, North Carolina

Facility ID No. 54963

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
License Renewal	WRDC(TV) and associated auxiliaries	BRCDT-20120801ALA	Pending	N/A
Digital TV License	WRDC(DT)	BLCDT-20090612AID	06/01/11	N/A
License Renewal	WRDC(TV) and associated auxiliaries	BRCT-20040730ARG	Pending	N/A
License Renewal	WRDC(TV) and associated auxiliaries	BRCT-19960731KM	12/09/96	12/01/04

Broadcast Auxiliary Stations Associated with

Main Station WRDC(TV), Durham, North Carolina

Facility ID No. 54963

Type of Authorization	Call Sign
TV Pickup License	KB97382
Remote Pickup License	KKN768
Studio Transmitter Link License	KNM21
TV Intercity Relay License	WLJ714
TV Intercity Relay License	WLQ856

Antenna Structure Associated with

Main Station WRDC(TV), Durham, North Carolina

Facility ID No. 54963

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1006703	05/28/04	35º 40’ 35.1” N 078º 32’ 07.2” W	609.5 meters	Auburn Tower Partnership

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WRGB(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WRGB Licensee, LLC

Main Station WRGB(DT), Schenectady, New York

Facility ID No. 73942

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV Replacement Translator License	WRGB(DT)	BLCDT-20130213ABE	05/08/13	06/01/15
Digital TV Replacement Translator Construction Permit	WRGB(DT)	BDRTCDT-20121231AMA	Pending	N/A
Digital TV License	WRGB(DT)	BMLCDT-20110816AAF	01/12/12	06/01/15
Auxiliary License	WRGB(DT)	BXLCDT-20110721AKD	Pending	N/A
Digital TV License	WRGB(DT)	BLCDT-20110428ABT	08/15/11	06/01/15
Digital TV Replacement Translator License	WRGB(DT)	BLCDT-20110523AEL	06/06/11	06/01/15
License Renewal	WRGB(DT)	BRCT-20070201BLD	12/20/11	06/01/15

Broadcast Auxiliary Stations Associated with

Main Station WRGB(DT), Schenectady, New York

Facility ID No. 73942

Type of Authorization	Call Sign
Auxiliary Low Power License	BLP00427
Remote Pickup License	KA88504
Remote Pickup License	KA88511
Remote Pickup License	KA88546
Remote Pickup License	KEK318
TV Pickup License	KN6976
Remote Pickup License	KPH474
TV Pickup License	KR7929
Remote Pickup License	KTO795
Intercity Relay License	WLE718

Intercity Relay License	WLL413
Studio Transmitter Link License	WPZN832
TV Pickup License	WQKH268

Business Radio Station Associated With

Main Station WRGB(DT), Schenectady, New York

Facility ID No. 73942

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation License	WPRT837	01/25/16

Earth Stations Associated With

Main Station WRGB(DT), Schenectady, New York

Facility ID No. 73942

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E880849	6/14/24

Antenna Structure Associated with

Main Station WRGB(DT), Schenectady, New York

Facility ID No. 73942

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1002871	06/06/11	42-38-13.0N 073-59-43.0W	96.0 meters	WRGB Licensee, LLC
1231728	06/06/11	42º 37’ 31.3” N 074º 00’ 36.7” W	152.1 meters	Capital Region Broadcasters, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS
WRGT-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: WRGT Licensee, LLC

Main Station WRGT-TV, Dayton, Ohio
Facility ID No. 411

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WRGT-TV	BRCDT-20130529AJS	Pending	N/A
Digital TV Construction Permit	WRGT-DT	BPCDT-20110610ACR	02/14/12	02/14/15
Digital TV License	WRGT-DT	BLCDT-20050621AAU	05/13/11	N/A
License Renewal	WRGT-TV	BRCT-20050601BCE	Pending	N/A
License Renewal	WRGT-TV	BRCT-19970530KR	12/17/97	10/01/05

Earth Station Associated with

Main Station WRGT-TV, Dayton, Ohio
Facility ID No. 411

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WRGT-TV, Dayton, Ohio
Facility ID No. 411

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1013716	05/07/02	39º 43’ 28.0” N 084º 15’ 18.0” W	351.4 meters	WRGT-TV

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WRLH-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WRLH Licensee, LLC

Main Station WRLH-TV, Richmond, Virginia
Facility ID No.:  412

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WRLH-TV and associated auxiliaries	BRCDT-20120601APJ	Pending	N/A
Digital TV License	WRLH-DT	BLCDT-20041207AAW	01/28/10	10/01/12
License Renewal	WRLH-TV and associated auxiliaries	BRCT-20040527AST	01/18/08	10/01/12

Broadcast Auxiliary Stations Associated with
Main Station WRLH-TV, Richmond, Virginia
Facility ID No.:  412

Type of Authorization	Call Sign
TV Pickup License	KC23129
Studio Transmitter Link License	WHB812
TV Intercity Relay License	WLE679
TV Intercity Relay License	WQBR520
Studio Transmitter Link License	WQBR529

Business Radio Stations Associated With

Main Station WRLH-TV, Richmond, Virginia
Facility ID No.:  412

Type of Authorization	Call Sign	Expiration Date
Microwave License	WQOB411	08/02/21
Microwave License	WQOB869	08/05/21

Antenna Structure Associated with

Main Station WRLH-TV, Richmond, Virginia
Facility ID No.:  412

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1018227	10/22/2013	37º 30’ 45.6” N 077º 36’ 04.8 W	374.5 meters	Spectrasite Communications, LLC through American Towers LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WRSP-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: GOCOM Media of Illinois, LLC

Main Station WRSP-TV, Springfield, Illinois

Facility ID No. 62009

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WRSP-TV	BRCDT-20130729AKY	Pending	N/A
License Renewal	WRSP-TV	BRCT-20050728AEC	06/06/06	12/01/13
Digital TV License	WRSP-TV	BLCDT-20050317ADQ	06/28/05	12/01/13

Broadcast Auxiliary Stations Associated with

Main Station WRSP-TV, Springfield, Illinois

Facility ID No. 62009

Type of Authorization	Call Sign
Studio Transmitter Link License	WHY492
TV Intercity Relay	WPYT379

Business Radio Station Associated With

Main Station WRSP-TV, Springfield, Illinois

Facility ID No. 62009

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station WRSP-TV, Springfield, Illinois

Facility ID No. 62009

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station WRSP-TV, Springfield, Illinois

Facility ID No. 62009

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1008934	11/25/96	39º 47’ 56.8” N 089º 26’ 46.1” W	441.7 meters	GOCOM Media of Illinois, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WBUI(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: GOCOM Media of Illinois, LLC

Main Station WBUI(TV), Springfield, Illinois

Facility ID No. 16363

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WBUI(TV)	BRCDT-20130729ALC	Pending	N/A
Digital TV License	WBUI(TV)	BLCDT-20091119ACF	10/20/10	12/01/13
License Renewal	WBUI(TV)	BRCT-20050801AGG	07/31/07	12/01/13

Broadcast Auxiliary Stations Associated with

Main Station WBUI(TV), Springfield, Illinois

Facility ID No. 16363

Type of Authorization	Call Sign
Studio Transmitter Link License	WLD645

Business Radio Station Associated With

Main Station WBUI(TV), Springfield, Illinois

Facility ID No. 16363

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station WBUI(TV), Springfield, Illinois

Facility ID No. 16363

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station WBUI(TV), Springfield, Illinois

Facility ID No. 16363

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1215843	08/10/00	39º 56’ 56.0” N 088º 50’ 12.9” W	411.8 meters	GOCOM Media of Illinois, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WBUI(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: GOCOM Media of Illinois, LLC

Main Station WCCU(TV), Urbana, Illinois

Facility ID No. 69544

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WCCU(TV)	BRCDT-20130729ALB	Pending	N/A
License Renewal	WCCU(TV)	BRCT-20050728ALU	06/05/06	12/01/13
Digital Television License	WCCU(TV)	BLCDT-20050317ADS	06/28/05	12/01/13

Broadcast Auxiliary Stations Associated with

Main Station WCCU(TV), Urbana, Illinois

Facility ID No. 69544

Type of Authorization	Call Sign
Studio Transmitter Link License	WPTH535
Studio Transmitter Link License	WPTH536
Studio Transmitter Link License	WPTH537
Studio Transmitter Link License	WPTH538

Business Radio Station Associated With

Main Station WCCU(TV), Urbana, Illinois

Facility ID No. 69544

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station WCCU(TV), Urbana, Illinois

Facility ID No. 69544

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station WCCU(TV), Urbana, Illinois

Facility ID No. 69544

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1007955	12/20/05	40º 18’ 46.0” N 087º 55’ 00.0” W	152.0 meters	GOCOM Media of Illinois, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WSMH(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WSMH Licensee, LLC

Main Station WSMH(TV), Flint, MI
Facility ID No. 21737

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WSMH(TV) and associated auxiliaries	BRCDT-20130603AKL	Pending	N/A
Digital TV License	WSMH(TV)	BLCDT-20090804ABG	09/10/10	10/01/13
License Renewal	WSMH(TV) and associated auxiliaries	BRCT-20050601AJP	01/18/08	10/01/13

Broadcast Auxiliary Stations Associated with
Main Station WSMH(TV), Flint, MI
Facility ID No. 21737

Type of Authorization	Call Sign
Remote Pickup License	KPJ469
Studio Transmitter Link License	WLD469
TV Pickup License	WQDA689
Intercity Relay License	WQDC997

Antenna Structure Associated with

Main Station WSMH(TV), Flint, MI
Facility ID No. 21737

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1241302	12/02/03	43º 13’ 31.1 N 084º 04’ 32.9” W	378.6 meters	WSMH, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WSTM-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: WSTQ Licensee, LLC

Main Station WSTM-TV, Syracuse, New York
Facility ID No. 21252

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WSTM-TV	BLCDT-20090622AEM	07/28/2010	06/01/2015
License Renewal	WSTM-TV and associated auxiliaries	BRCT-20070130AAP	08/29/2007	06/01/2015

Broadcast Auxiliary Stations Associated with
Main Station WSTM-TV, Syracuse, New York
Facility ID No. 21252

Type Of Authorization	Call Sign
TV Pickup	KA61916
Broadcast Auxiliary Remote Pickup	KEH572
Broadcast Auxiliary Remote Pickup	KEH588
TV Intercity Relay	WGZ592
TV Intercity Relay	WHB213

Business Radio Station Associated with
Main Station WSTM-TV, Syracuse, New York
Facility ID No. 21252

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WSTM-TV, Syracuse, New York
Facility ID No. 21252

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E050352	01/09/2021
Earth Station License	E940337	07/22/2019

Antenna Structure Associated with

Main Station WSTM-TV, Syracuse, New York
Facility ID No. 21252

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1233154	12/06/2013	42-56-41.8N 076-07-06.2W	284.1 meters	WSTQ Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WSTQ-LP AND ASSOCIATED AUXILIARY STATIONS

Licensee: WSTQ Licensee, LLC

Main Station WSTQ-LP, Syracuse, New York
Facility ID No. 10320

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WSTQ-LP and associated auxiliaries	BRTTL-20070130AAH	05/30/2007	06/01/2015
Digital TV License	WSTQ-LP	BLTTL-20030604ABA	06/19/2003	N/A

Broadcast Auxiliary Stations Associated with
Main Station WSTQ-LP, Syracuse, New York
Facility ID No. 10320

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station WSTQ-LP, Syracuse, New York
Facility ID No. 10320

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WSTQ-LP, Syracuse, New York
Facility ID No. 10320

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WSTQ-LP, Syracuse, New York
Facility ID No. 10320

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1007737	11/06/1996	43-03-30.0N 076-09-59.0W	126.5 meters	WOLF RADIO INC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WSTR-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Deerfield Media (Cincinnati) Licensee, LLC

Main Station WSTR-TV, Cincinnati, Ohio
Facility ID No.:  11204

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WSTR-TV and associated auxiliaries	BRCDT-20130530AEN	11/06/2013	10/01/2021
Digital TV License	WSTR-TV	BLCDT-20091117ACS	10/20/10	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WSTR-TV, Cincinnati, Ohio
Facility ID No.:  11204

Type of Authorization	Call Sign
TV Intercity Relay License	WGH912
TV Intercity Relay License	WGV734
TV Pickup License	WPYP937

Business Radio Stations Associated With

Main Station WSTR-TV, Cincinnati, Ohio
Facility ID No.:  11204

Type of Authorization	Call Sign	Expiration Date
None

Earth Station Associated with
Main Station WSTR-TV, Cincinnati, Ohio
Facility ID No.:  11204

Type of Authorization	Call Sign	Expiration Date
Receive Only Earth Station Registration	WV20	11/09/19

Antenna Structure Associated with

Main Station WSTR-TV, Cincinnati, Ohio
Facility ID No.:  11204

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1014132	02/21/97	39º 12’ 01.0” N 084º 31’ 22.0” W	290.8 meters	WSTR Licensee Inc. DBA WSTR

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS
WSYX(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WSYX Licensee, Inc.

Main Station WSYX(TV), Columbus, OH
Facility ID No. 56549

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WSYX(TV) and associated auxiliaries	BRCDT-20130603ALD	Pending	N/A
Digital TV License	WSYX(DT)	BLCDT-20100913ACJ	05/20/11	10/01/13
License Renewal	WSYX(TV) and associated auxiliaries	BRCT-20050601AIJ	01/18/08	10/01/13

Broadcast Auxiliary Stations Associated with
Main Station WSYX(TV), Columbus, OH
Facility ID No. 56549

Type Of Authorization	Call Sign
Low Power Auxiliary License	BLP00818
Low Power Auxiliary License	BLP00912
Low Power Auxiliary License	BLQ78091
Remote Pickup License	KC24201
Remote Pickup License	KC24202

Type Of Authorization	Call Sign
Remote Pickup License	KPK371
Remote Pickup License	KPK814
Remote Pickup License	KPM456
Remote Pickup License	KRN298
TV Pickup License	KS2095
TV Pickup License	KS2097
TV Pickup License	KS2102
Studio Transmitter Link License	WBE786
Studio Transmitter Link License	WGV678
TV Intercity Relay License	WMU219
Studio Transmitter Link License	WMU259
Studio Transmitter Link License	WPWR886
Studio Transmitter Link License	WPWR891
Remote Pickup License	WZZ704

Business Radio Stations Associated with
Main Station WSYX(TV), Columbus, OH
Facility ID No. 56549

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License	WPSR301	07/17/21
Business/Industrial Microwave License	WPSR302	07/17/21

Earth Station Associated with
Main Station WSYX(TV), Columbus, OH
Facility ID No. 56549

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E930283	01/14/19
Receive Only Earth Station Registration	E3843	01/29/27
Receive Only Earth Station Registration	E860987	08/22/21
Transmit Only Earth Station License	E100004	02/17/25

Antenna Structure Associated with

Main Station WSYX(TV), Columbus, OH
Facility ID No. 56549

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1011933	10/18/01	39º 56’ 14.0” N 083º 01’ 16.0” W	315.0 meters	Sinclair Media II, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WTAT-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WTAT Licensee, LLC

Main Station WTAT-TV, Charleston, South Carolina

Facility ID No. 416

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTAT-TV and associated auxiliaries	BRCDT-20120731AKV	Pending	N/A
Digital TV License	WTAT-DT	BLCDT-20090612AHS	05/12/11	N/A
License Renewal	WTAT-TV and associated auxiliaries	BRCT-20040730AIH	Pending	N/A
License Renewal	WTAT-TV and associated auxiliaries	BRCT-19960801KS	02/18/97	12/01/04

Broadcast Auxiliary Stations Associated with

Main Station WTAT-TV, Charleston, South Carolina

Facility ID No. 416

Type of Authorization	Call Sign
Studio Transmitter Link License	WLD977
Studio Transmitter Link License	WLQ388

Earth Station Associated With

Main Station WTAT-TV, Charleston, South Carolina

Facility ID No. 416

Type of Authorization	Call Sign	Expiration Date
Receive Only Earth Station Registration	E6347	10/28/18

Antenna Structure Associated with

Main Station WTAT-TV, Charleston, South Carolina

Facility ID No. 416

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1042963	03/05/01	32º 56’ 25.0” N 079º 41’ 44.0” W	607.0 meters	Media General Operations, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WTOM-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: WPBN Licensee, LLC

Main Station WTOM-TV, Cheboygan, Michigan
Facility ID No. 21254

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTOM-TV and associated auxiliaries	BRCDT-20130603BDE	10/17/2013	10/01/2021
Digital TV License	WTOM-TV	BLCDT-20040420AAI	08/16/2004	10/01/2021

Broadcast Auxiliary Stations Associated with
Main Station WTOM-TV, Cheboygan, Michigan
Facility ID No. 21254

Type Of Authorization	Call Sign
TV Intercity Relay	KMA59
TV Intercity Relay	KMA60
TV Intercity Relay	KQK63
TV Intercity Relay	KQO36

Business Radio Station Associated with
Main Station WTOM-TV, Cheboygan, Michigan
Facility ID No. 21254

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WTOM-TV, Cheboygan, Michigan
Facility ID No. 21254

Type of Authorization	Call Sign	Expiration Date
Earth Station License	E873874	10/16/2022

Antenna Structure Associated with

Main Station WTOM-TV, Cheboygan, Michigan
Facility ID No. 21254

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1031842	12/06/2013	45-39-01.0N 084-20-37.0W	179.8 meters	WPBN Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WTTA(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WTTA Licensee, LLC

Main Station:  WTTA(DT), St. Petersburg, Florida

Facility ID # 4108

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTTA(DT) and associated auxiliaries	BRCDT-20121001AWC	Pending	N/A
Digital TV License	WTTA(DT)	BLCDT-20101110AAI	05/23/11	02/01/2013
License Renewal	WTTA(DT) and associated auxiliaries	BRCT-20040930AMM	08/17/06	02/01/2013

Broadcast Auxiliary Stations Associated with

WTTA(DT), St. Petersburg, Florida

Facility ID # 4108

Type Of Licensed Authorization	Call Sign
Studio Transmitter Link License	WPRR595
Intercity Relay License	WPXW875
TV Pickup License	WPYE583

Antenna Structure Associated with

WTTA(DT), St. Petersburg, Florida

Facility ID # 4108

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1028292	05/31/01	27° 50’ 33.0” N 082° 15’ 44.0” W	479.4 meters	Tampa Tower General Partnership

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WTTE-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Columbus (WTTE-TV) Licensee, Inc.

Main Station:  WTTE(TV), Columbus, Ohio

Facility ID #74137

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTTE(TV) and associated auxiliaries	BRCDT-20130529AJZ	Pending	N/A
Digital TV License	WTTE(DT)	BLCDT-20050701ABA	05/11/11	N/A
License Renewal	WTTE(TV) and associated auxiliaries	BRCT-20050601BCI	Pending	N/A
License Renewal	WTTE(TV) and associated auxiliaries	BRCT-19970602LX	11/03/97	10/01/05

Broadcast Auxiliary Station Associated with

Main Station:  WTTE(TV), Columbus, Ohio

Facility ID #74137

Type Of Authorization	Call Sign
Studio Transmitter Link License	WPTL293

Antenna Structure Associated with

Main Station:  WTTE(TV), Columbus, Ohio

Facility ID #74137

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1011933	10/18/01	39º 56’ 14.0” N 83º 01’ 16.0” W	315.0 meters	Sinclair Media II, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WTTO(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WTTO Licensee, LLC

Main Station WTTO(TV), Homewood, AL
Facility ID No.: 74138

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTTO(TV) and associated auxiliaries	BRCDT-20121203AQC	Pending	N/A
Digital TV License	WTTO(DT)	BLCDT-20060406AAG	05/12/11	N/A
License Renewal	WTTO(TV) and associated auxiliaries	BRCT-20041201AWE	Pending	N/A
License Renewal	WTTO(TV) and associated auxiliaries	BRCT-19961202LV	04/04/97	04/01/05

Broadcast Auxiliary Stations Associated with
Main Station WTTO(TV), Homewood, AL
Facility ID No.: 74138

Type of Authorization	Call Sign
TV Pickup License	KA88882
Studio Transmitter Link License	WLQ887

Business Radio Station Associated With

Main Station WTTO(TV), Homewood, AL

Facility ID No.: 74138

Type of Authorization	Call Sign	Expiration Date
Business/Industrial Microwave License	WQSB654	08/27/23
Business/Industrial Microwave License	WQSB655	08/27/23

Antenna Structure Associated with

Main Station WTTO(TV), Homewood, AL
Facility ID No.: 74138

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1226663	08/04/08	33º 29’ 04.8” N 086º 48’ 25.2” W	335.9 meters	American Towers, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WTVC(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WTVC Licensee, LLC

Main Station: WTVC(DT), Chattanooga, Tennessee

Facility ID # 22590

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTVC(TV) and associated auxiliaries	BRCDT-20130401AOP	Pending	N/A
TV Translator License	WTVC(DT)	BXLCDT-20110513ABA	Pending	N/A
Digital TV License	WTVC(DT)	BLCDT-20090914ABU	05/16/11	08/01/13
Auxiliary Construction Permit	WTVC(DT)	BXPCDT-20090304AAP	01/05/10	N/A
License Renewal	WTVC(TV) and associated auxiliaries	BRCT-20050330AYZ	12/20/11	08/01/13

Broadcast Auxiliary Stations Associated with

Main Station: WTVC(DT), Chattanooga, Tennessee

Facility ID # 22590

Type Of Licensed Authorization	Call Sign
Auxiliary Low Power License	BLP01361
Auxiliary Low Power License	BLP01362
TV Pickup License	KA74794
Auxiliary Remote Pickup	KPN797

Type Of Licensed Authorization	Call Sign
License
Auxiliary Remote Pickup License	KQB211
Auxiliary Remote Pickup License	KQB252
Studio Transmitter Link License	KUX94
TV Intercity Relay License	WHB340
TV Intercity Relay License	WHB341
TV Intercity Relay License	WLD808
TV Intercity Relay License	WLP343
Auxiliary Remote Pickup License	WQA982
Auxiliary Remote Pickup License	WQA983

Business Radio Station Associated With

Main Station: WTVC(DT), Chattanooga, Tennessee

Facility ID # 22590

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation License	WPQB584	05/09/15

Earth Stations Associated With

Main Station: WTVC(DT), Chattanooga, Tennessee

Facility ID # 22590

Type of Authorization	Call Sign	Expiration Date
Transmit/Receive Earth Station License	E000294	08/07/25
Transmit/Receive Earth Station License	E881057	06/14/24
Receive Only Earth Station Registration	E070125	06/26/22

Antenna Structure Associated with

Main Station: WTVC(DT), Chattanooga, Tennessee

Facility ID # 22590

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1235360	04/24/12	35° 09’ 38.7” N 085° 19’ 05.8” W	81.1 meters	WTVC Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WTVH(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WTVH Licensee, LLC

Main Station WTVH(TV), Syracuse, New York
Facility ID No. 74151

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WTVH(TV)	BLCDT-20060809ACB	01/31/2007	06/01/2015
License Renewal	WTVH(TV) and associated auxiliaries	BRCT-20070131AJM	05/21/2007	06/01/2015

Broadcast Auxiliary Stations Associated with
Main Station WTVH(TV), Syracuse, New York

Facility ID No. 74151

Type Of Authorization	Call Sign
NONE

Business Radio Station Associated with
Main Station WTVH(TV), Syracuse, New York

Facility ID No. 74151

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WTVH(TV), Syracuse, New York

Facility ID No. 74151

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WTVH(TV), Syracuse, New York

Facility ID No. 74151

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1003682	01/29/2014	42-57-19.0N 076-06-33.0W	169.5 meters	WTVH, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WTVX(DT) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WTVX Licensee, LLC

Main Station WTVX(DT), Fort Pierce, Florida
Facility ID No.: 35575

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTVX(DT)	BRCDT-20121001AUI	Pending	N/A
Digital TV License	WTVX(DT)	BLCDT-20090929AGC	10/07/10	02/01/13
License Renewal	WTVX(DT)and associated auxiliaries	BRCT-20041001AWR	12/14/06	02/01/13

Broadcast Auxiliary Stations Associated with
WTVX(DT), Fort Pierce, Florida
Facility ID No.: 35575

Type of Authorization	Call Sign
TV Pickup License	KB55435
TV Intercity Relay License	WQOB762
Studio Transmitter Link License	WPNM928

Antenna Structure Associated with

WTVX(DT), Fort Pierce, Florida
Facility ID No.: 35575

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1029632	01/19/12	27º 07’ 20.0” N 080º 23’ 19.0” W	463.5 meters	WTVX Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WTCN-CA AND ASSOCIATED AUXILIARY STATIONS

Licensee: WTVX Licensee, LLC

Main Station WTCN-CA, Palm Beach, Florida

Facility ID No. 70865

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTCN-CA	BRTTA-20121001AVD	Pending	N/A
Digital Flash Cut	WTCN-CA	BDFCDTA-20120517ABK	05/24/12	09/01/15
TV License	WTCN-CA	BLTTA-20080109AGG	03/31/08	02/01/13
License Renewal	WTCN-CA	BRTTA-20040924AFX	02/01/05	02/01/13

Antenna Structure Associated with

Main Station WTCN-CA, Palm Beach, Florida

Facility ID No. 70865

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1018573	01/03/11	27º 01’ 32.0” N 080º 10’ 41.9” W	311.5 meters	American Towers, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WWHB-CA AND ASSOCIATED AUXILIARY STATIONS

Licensee: WTVX Licensee, LLC

Main Station WWHB-CA, Stuart, Florida

Facility ID No. 63557

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WWHB-CA	BRTTA-20121001AVH	Pending	N/A
Digital Flash Cut	WWHB-CA	BDFCDTA-20120517ABJ	05/24/12	09/01/15
Construction Permit	WWHB-CA	BPTTA-20080804AEA	03/04/10	03/04/13
Class A Television License	WWHB-CA	BLTTA-20080109AGC	03/31/08	02/01/13
License Renewal	WWHB-CA	BRTTA-20040924AFS	02/01/05	02/01/13

Antenna Structure Associated with

Main Station WWHB, Stuart, Florida

Facility ID No. 63557

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1018573	01/03/11	27º 01’ 32.0” N 080º 10’ 41.9” W	311.5 meters	American Towers, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WTVZ-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee: WTVZ Licensee, LLC

Main Station WTVZ-TV, Norfolk, VA
Facility ID No.:40759

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTVZ-TV and associated auxiliaries	BRCDT-20120601APP	Pending	N/A
Digital TV License	WTVZ-DT	BLCDT-20090602ABA	05/17/10	10/01/12
License Renewal	WTVZ-TV and associated auxiliaries	BRCT-20040527ATA	04/18/06	10/01/12

Broadcast Auxiliary Stations Associated with
Main Station WTVZ-TV, Norfolk, VA
Facility ID No.:40759

Type of Authorization	Call Sign
Studio Transmitter Link License	WFW676

Antenna Structure Associated with

Main Station WTVZ-TV, Norfolk, VA
Facility ID No.:40759

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1057874	05/10/07	36º 48’ 31.8” N 076º 30’ 11.3” W	383.7 meters	American Towers, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS
WTWC-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WTWC Licensee, LLC

Main Station WTWC-TV, Tallahassee, FL
Facility ID No. 66908

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WTWC-TV	BRCDT-20121001ATE	Pending	N/A
Digital TV License	WTWC-TV	BLCDT-20100216ADC	04/06/11	02/01/13
License Renewal	WTWC-TV and associated auxiliaries	BRCT-20040930AJM	01/18/08	02/01/13

Broadcast Auxiliary Stations Associated with
Main Station WTWC-TV, Tallahassee, FL
Facility ID No. 66908

Type of Authorization	Call Sign
TV Pickup License	KB55264
Studio Transmitter Link	WQGD978
Intercity Relay	WQGD979

Antenna Structure Associated with

Main Station WTWC-TV, Tallahassee, FL
Facility ID No. 66908

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1227719	08/01/2009	30º 40’ 50.3” N 083º 58’ 20.6” W	608.7 meters	Spectrasite Communications, LLC through American Towers LLC

CURRENT FCC LICENSES AND AUTHORIZATIONS

AND ASSOCIATED AUXILIARY STATIONS

LICENSEE: KLGT Licensee, LLC

Main Station:  WUCW(TV), Minneapolis, Minnesota

Facility ID # 36395

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WUCW(TV) and associated auxiliaries	BRCDT-20131202CEV	Pending	N/A
Digital TV License	WUCW(DT)	BLCDT-20060405AAI	03/28/11	04/01/14
License Renewal	WUCW(TV) and associated auxiliaries	BRCT-20051128ATB	05/14/10	04/01/14

Broadcast Auxiliary Stations Associated with

Main Station:  WUCW(TV), Minneapolis, Minnesota

Facility ID # 36395

Type Of Authorization	Call Sign
Studio Transmitter Link License	WLG471
Studio Transmitter Link License	WPQR943

Antenna Structure Associated with

Main Station:  WUCW(TV), Minneapolis, Minnesota

Facility ID # 36395

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1023882	02/23/06	45º 03’ 44.0” N 093º 08’ 22.0” W	437.7 meters	Telefarm, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WUHF(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:   WUHF Licensee, LLC

Main Station WUHF(TV), Rochester, New York
Facility ID No. 413

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
Digital TV License	WUHF(DT)	BLCDT-20050316AAK	10/18/05	06/01/15
License Renewal	WUHF(TV) and associated auxiliaries	BRCT-20070130AJG	04/27/09	06/01/15

Broadcast Auxiliary Stations Associated with
Main Station WUHF(TV), Rochester, New York
Facility ID No. 413

Type of Authorization	Call Sign
Studio Transmitter Link License	WFW697
Studio Transmitter Link License	WPXP954

Earth Station Associated with
Main Station WUHF(TV), Rochester, New York
Facility ID No. 413

Type of Authorization	Call Sign	Expiration Date
Receive Only Earth Station Registration	E950031	10/31/19

Antenna Structure Associated with

Main Station WUHF(TV), Rochester, New York
Facility ID No. 413

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1228608	06/09/08	43º 08’ 05.5” N 077º 35’ 05.7” W	97.5 meters	American Towers, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WUTB(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: Deerfield Media (Baltimore) Licensee, LLC

Main Station WUTB(TV), Baltimore, Maryland

Facility ID No. 60552

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WUTB(TV)	BRCDT-20120531AJL	Pending	N/A
Digital TV License	WUTB(TV)	BLCDT-20100809CHT	05/18/11	10/01/12
License Renewal	WUTB(TV)	BRCT-20040527AHY	06/18/07	10/01/12

Broadcast Auxiliary Stations Associated with

Main Station WUTB(TV), Baltimore, Maryland

Facility ID No. 60552

Type of Authorization	Call Sign
Remote Pickup	KPJ890
Intercity Relay License	WQKD435

Business Radio Station Associated With

Main Station WUTB(TV), Baltimore, Maryland

Facility ID No. 60552

Type of Authorization	Call Sign	Expiration Date
None

Earth Stations Associated With

Main Station WUTB(TV), Baltimore, Maryland

Facility ID No. 60552

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station WUTB(TV), Baltimore, Maryland

Facility ID No. 60552

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1036304	12/16/97	39º 17’ 15.0” N 076º 45’ 37.0” W	303.6 meters	High Vision Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WUTV(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WUTV Licensee, LLC

Main Station WUTV(TV), Buffalo, New York
Facility ID No. 415

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
Digital TV License	WUTV(DT)	BLCDT-20060829BGK	11/20/06	06/01/15
License Renewal	WUTV(TV)	BRCT-20070130AJA	08/07/08	06/01/15

Broadcast Auxiliary Station Associated with
Main Station WUTV(TV), Buffalo, New York
Facility ID No. 415

Type of Authorization	Call Sign
Intercity Relay License	WQFN585

Antenna Structure Associated with

Main Station WUTV(TV), Buffalo, New York
Facility ID No. 415

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1019110	08/06/07	43º 01’ 32.2” N 078º 55’ 42.1” W	338.6 meters	Sinclair Television of Buffalo, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WUXP-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WUXP Licensee, LLC

Main Station:  WUXP-TV, Nashville, Tennessee

Facility ID #9971

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WUXP-TV and associated auxiliaries	BRCDT-20130401AQT	Pending	N/A
Digital TV License	WUXP-DT	BLCDT-20060414AAU	01/27/10	08/01/13
License Renewal	WUXP-TV and associated auxiliaries	BRCT-20050401BGJ	04/17/08	08/01/13

Broadcast Auxiliary Stations Associated with

Main Station:  WUXP-TV, Nashville, Tennessee

Facility ID #9971

Type Of Authorization	Call Sign
Studio Transmitter Link License	WHM948
Intercity Relay License	WLI758
Studio Transmitter Link License	WMU691

Antenna Structure Associated with

Main Station:  WUXP-TV, Nashville, Tennessee

Facility ID #9971

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1224078	04/06/09	36º 15’ 49.8” N 086º 47’ 38.9” W	381.4 meters	American Towers, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WVAH-TV AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WVAH Licensee, LLC

Main Station WVAH-TV, Charleston, West Virginia

Facility ID No. 417

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WVAH-TV and associated auxiliaries	BRCDT-20120525ACX	Pending	N/A
Digital TV Construction Permit Modification	WVAH-DT	BLCDT-20050621AAV	05/11/11	N/A
License Renewal	WVAH-TV and associated auxiliaries	BRCT-20040528ASR	Pending	N/A
License Renewal	WVAH-DT and associated auxiliaries	BRCT-19960531KG	03/13/97	10/01/2004

Broadcast Auxiliary Station Associated with

Main Station WVAH-TV, Charleston, West Virginia

Facility ID No. 417

Type of Authorization	Call Sign
Studio Transmitter Link License	WHF259

Earth Station Associated with
Main Station WVAH-TV, Charleston, West Virginia

Facility ID No. 417

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WVAH-TV, Charleston, West Virginia

Facility ID No. 417

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1241143	11/17/03	38º 24’ 28.0” N 081º 54’ 12.0” W	456.9 meters	Sinclair Media III, Inc.

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WVTV(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  WVTV Licensee, Inc.

Main Station WVTV(TV) Milwaukee, Wisconsin
Facility ID No.:  74174

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WVTV(TV) and associated auxiliaries	BRCDT-20130801AMD	Pending	N/A
Digital TV Special Temporary Authority	WVTV-DT	BDSTA-20110525AEK	Pending	N/A
Digital TV License	WVTV-DT	BLCDT-20101012ADH	05/23/11	12/01/13
License Renewal	WVTV(TV) and associated auxiliaries	BRCT-20050801BDQ	07/14/08	12/01/13

Broadcast Auxiliary Stations Associated with
Main Station WVTV(TV) Milwaukee, Wisconsin
Facility ID No.:  74174

Type of Authorization	Call Sign
Auxiliary Low Power	BLP00446
TV Pickup License	KC24724
TV Pickup License	KK8784
TV Pickup License	KK8785
Studio Transmitter Link License	KZU20
TV Intercity Relay License	WLL722
Studio Transmitter Link License	WQRC440
Studio Transmitter Link License	WQRC441

Antenna Structure Associated with

Main Station WVTV(TV) Milwaukee, Wisconsin
Facility ID No.:  74174

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1057482	02/21/05	43º 05’ 46.2” N 087º 54’ 15.0” W	369.7 meters	Milwaukee Area Technical College District Board

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WWHO(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee:  Manhan Media, Inc.

Main Station WWHO(TV), Chillicothe, Ohio

Facility ID No. 21158

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WWHO(TV)	BRCDT-20130530AEI	Pending	N/A
Digital TV Construction Permit	WWHO(TV)	BPCDT-20120508ABH	Pending	N/A
License Renewal	WWHO(TV)	BRCT- 20050527AQP	06/01/07	10/01/13
Digital TV License	WWHO(TV)	BLCDT-20021025AAA	11/29/02	10/01/13

Broadcast Auxiliary Stations Associated with
Main Station WWHO(TV), Chillicothe, Ohio

Facility ID No. 21158

Type Of Authorization	Call Sign
TV Intercity Relay	WMV316
TV Studio Transmitter Link	WPWH528
TV Studio Transmitter Link	WQCZ533
TV Studio Transmitter Link	WQCZ534

Business Radio Stations Associated With

Main Station WWHO(TV), Chillicothe, Ohio

Facility ID No. 21158

Type of Authorization	Call Sign	Expiration Date
Microwave/Industrial Business Pool	WQDN413	10/06/15
Microwave/Industrial Business Pool	WQDN414	10/06/15

Earth Station Associated With

Main Station WWHO(TV), Chillicothe, Ohio

Facility ID No. 21158

Type of Authorization	Call Sign	Expiration Date
None

Antenna Structure Associated with

Main Station WWHO(TV), Chillicothe, Ohio

Facility ID No. 21158

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1014714	02/27/97	39º 35’ 20.0 N 083º 06’ 44.0” W	349.0 meters	Manhan Media, Inc.

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS WWMB(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: HSH Myrtle Beach (WWMB) Licensee, LLC

Main Station WWMB(TV), Florence, South Carolina
Facility ID No. 3133

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WWMB(TV) and associated auxiliaries	BRCDT-20120730AKC	09/23/13	12/01/2020
Digital TV License	WWMB(TV)	BLCDT-20090619ACJ	09/29/10	12/01/2020

Broadcast Auxiliary Stations Associated with
Main Station WWMB(TV), Florence, South Carolina

Facility ID No. 3133

Type Of Authorization	Call Sign
Studio Transmitter Link License	WMV224

Business Radio Station Associated with
Main Station WWMB(TV), Florence, South Carolina

Facility ID No. 3133

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WWMB(TV), Florence, South Carolina

Facility ID No. 3133

Type of Authorization	Call Sign	Expiration Date
NONE

Antenna Structure Associated with

Main Station WWMB(TV), Florence, South Carolina

Facility ID No. 3133

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1024373	12/06/2013	34-22-03.0N 079-19-48.0W	609.6 meters	WPDE Licensee, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS

WWMT(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WWMT Licensee, LLC

Main Station WWMT(TV), Kalamazoo, Michigan

Facility ID No. 74195

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WWMT(TV)	BRCDT-20130603AJK	Pending	N/A
License Renewal	WWMT(TV)	BRCT-20050601CGO	12/20/11	10/01/13
Digital TV License	WWMT(TV)	BLCDT-20090616AAV	11/09/11	10/01/13

Broadcast Auxiliary Stations Associated with

Main Station WWMT(TV), Kalamazoo, Michigan

Facility ID No. 74195

Type of Authorization	Call Sign
TV Pickup License	KB96923
Remote Pickup License	KB97411
Remote Pickup License	KPH350
Remote Pickup License	KPH352
Studio Transmitter Link License	KQE71
Intercity Relay License	KQH94
Intercity Relay License	WGZ533

Business Radio Station Associated With

Main Station WWMT(TV), Kalamazoo, Michigan

Facility ID No. 74195

Type of Authorization	Call Sign	Expiration Date
Land Mobile Radiolocation License	WSJ409	01/10/21

Earth Stations Associated With

Main Station WWMT(TV), Kalamazoo, Michigan

Facility ID No. 74195

Type of Authorization	Call Sign	Expiration Date
Transmit Earth Station License	E090137	9/14/2024
Transmit Earth Station License	E080029	3/17/2023
Receive Only Earth Station Registration	E860720	7/11/2021

Antenna Structure Associated with

Main Station WWMT(TV), Kalamazoo, Michigan

Facility ID No. 74195

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1000688	04/24/12	42º 37’ 56.0” N 085º 32’ 16.0” W	344.4 meters	WWMT Licensee, LLC

CURRENT FCC LICENSES AND RENEWAL AUTHORIZATIONS
WXLV(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WXLV Licensee, LLC

Main Station WXLV-TV, Winston-Salem, NC
Facility ID No. 414

Type of Authorization	Call Sign	FCC File Number	Grant Date	Expiration Date
License Renewal	WXLV-TV and associated auxiliaries	BRCDT-20120801AKP	Pending	N/A
Digital TV License	WXLV-DT	BLCDT-20050624ABB	05/18/11	N/A
License Renewal	WXLV-TV and associated auxiliaries	BRCT-20040730ART	Pending	N/A
License Renewal	WXLV-TV and associated auxiliaries	BRCT-19960801KW	04/29/97	12/01/04

Broadcast Auxiliary Stations Associated with
Main Station WXLV-TV, Winston-Salem, NC
Facility ID No. 414

Type Of Authorization	Call Sign
Remote Pickup License	KPM528
Studio Transmitter Link License	WGZ552
TV Intercity Relay License	WPNF306
TV Intercity Relay License	WPNF307
Studio Transmitter Link License	WPYN292
TV Intercity Relay License	WPYP936

Type Of Authorization	Call Sign
TV Pickup License	WQDZ356

Business Radio Station Associated with
Main Station WXLV-TV, Winston-Salem, NC
Facility ID No. 414

Type of Authorization	Call Sign	Expiration Date
NONE

Earth Station Associated with
Main Station WXLV-TV, Winston-Salem, NC
Facility ID No. 414

Type of Authorization	Call Sign	Expiration Date
Receive Only Earth Station License	E060038	02/14/21

Antenna Structure Associated with

Main Station WXLV-TV, Winston-Salem, NC
Facility ID No. 414

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1061305	08/04/08	35º 52’ 2.6” N 079º 49’ 25.4” W	582.3 meters	American Towers, LLC

CURRENT FCC LICENSE AND RENEWAL AUTHORIZATIONS
WZTV(TV) AND ASSOCIATED AUXILIARY STATIONS

Licensee: WZTV Licensee, LLC

Main Station WZTV(TV), Nashville, Tennessee
Facility ID No. 418

Type of Authorization	Call Sign	FCC File Number	Grant Date	Current Expiration Date
License Renewal	WZTV(TV) and associated auxiliaries	BRCDT-20130401AQI	Pending	N/A
Digital TV License	WZTV(DT)	BLCDT-20050309ACM	07/01/05	08/01/13
License Renewal	WZTV(TV) and associated auxiliaries	BRCT-20050401BFP	01/18/08	08/01/13

Broadcast Auxiliary Stations Associated with
Main Station WZTV(TV), Nashville, Tennessee
Facility ID No. 418

Type of Authorization	Call Sign
TV Pickup License	KM3761
Studio Transmitter Link License	WCX497
TV Intercity Relay License	WGZ560
TV Pickup License	WPYR295
TV Pickup License	WPYR296
Studio Transmitter Link License	WPYT310
TV Intercity Relay License	WPZH875

Earth Station Associated with
Main Station WZTV(TV), Nashville, Tennessee
Facility ID No. 418

Type of Authorization	Call Sign	Expiration Date
Transmit Only Earth Station License	E120019	02/27/27

Antenna Structure Associated with

Main Station WZTV(TV), Nashville, Tennessee
Facility ID No. 418

Registration Number	Issue Date	Coordinates	Overall Height	Owner
1224078	04/06/09	36º 15’ 49.8” N 086º 47’ 38.9” W	381.4 meters	American Towers, LLC

Schedule 4.17

Filing Offices

The filing office in each Obligor’s State of Organization set forth in Schedule 4.14(a) set forth below:

Obligor’s Jurisdiction of Organization	Filing Office
Delaware	Delaware Department of State, Division of Corporations Address: 401 Federal Street, Dover, DE 19901
Maryland	Maryland State Department of Assessments and Taxation Address: 301 W. Preston St., Baltimore, MD 21201
Nevada	Nevada Secretary of State Address: 200 North Carson Street, Carson City, NV 89701
Washington	Washington State Department of Licensing, UCC Filing Office Address: PO Box 9660, Olympia, WA 98507
Wisconsin	Wisconsin Department of Financial Institutions, UCC Section Address: PO Box 7847, Madison, WI 53707
Virginia	Virginia State Corporation Commission Address: PO Box 1197, Richmond, VA 23218

Schedule 7.01(b)

Existing Indebtedness

1.                                      Sixth Amended and Restated Credit Agreement, dated as of July 23, 2014, between Sinclair Television Group, Inc. (as borrower), various subsidiaries of Sinclair Broadcast Group, Inc. party thereto (as guarantors), various lenders (as lenders) and JPMorgan Chase Bank (as agent).

2.                                      $250.0 million 8.375% Senior Notes, dated as of October 4, 2010, among Sinclair Television Group, Inc. (as issuer), the Guarantors named therein (as guarantors) and U.S. Bank (as trustee), of which $237.5 million is currently outstanding.

3.                                      $500.0 million 6.125% Senior Unsecured Notes, dated as of October 12, 2012, among Sinclair Television Group, Inc. (as issuer), the Guarantors named therein (as guarantors) and U.S. Bank (as trustee) of which $500.0 million is still outstanding.

4.                                      $600.0 million 5.375% Senior Unsecured Notes, dated as of April 2, 2013, among Sinclair Television Group, Inc. (as issuer), the Guarantors named therein (as guarantors) and U.S. Bank (as trustee) of which $600.0 million is still outstanding.

5.                                      $350.0 million 6.375% Senior Unsecured Notes, dated as of October 11, 2013, among Sinclair Television Group, Inc. (as issuer), the Guarantors named therein (as guarantors) and U.S. Bank (as trustee) of which $350.0 million is still outstanding.

6.                                      $550.0 million 5.625% Senior Unsecured Notes, dated as of July 23, 2014, among Sinclair Television Group, Inc. (as issuer), the Guarantors named therein (as guarantors) and U.S. Bank (as trustee) of which $550.0 million is still outstanding.

7.                                      Lease Agreement, dated April 2, 1987, as amended, between Chesapeake Television, Inc. (as lessee) and Cunningham Communications, Inc. (as lessor), for space located on the primary Baltimore broadcasting tower at 3900 Hooper Avenue, Baltimore, MD.

8.                                      Lease Agreement, amended January 1, 2013, between Sinclair Communications, LLC (as lessee) and Keyser Investment Group, Inc. (as lessor), for space located at 2000-2008 W. 41st Street, Baltimore, MD.

9.                                      Lease Agreement, dated September 23, 1993, as amended, between WPGH, Inc. (as lessee) and Gerstell Development Limited Partnership (as lessor), for building space located at 750 Ivory Avenue, Pittsburgh, PA.

10.                               Lease Agreement, dated August 12, 1999, between KLGT, Inc. (as lessee) and Telefarm, Inc. (as lessor), as amended, for tower and land space located at 960 County Rd F W, Shoreview, Minnesota.

11.                              Master Lease Agreement, dated December 1, 2000, as amended, between Sinclair Communications, Inc. (as lessee) and American Tower L.P. (as lessor) for tower space.

12.                               Lease Agreement, dated February 13, 2001, between Sinclair Media I, Inc. (as lessee) and Gerstell Development Limited Partnership (as lessor), for tower space located at 750 Ivory Avenue, Pittsburg PA for WPMY.

13.                               Lease Agreement, dated, December 26, 2001, between Sinclair Media I, Inc. (as lessee) and Gerstell Development Limited Partnership (as lessor), for tower space located at 750 Ivory Avenue, Pittsburgh, PA for WPGH.

14.                               Lease Agreement, dated December 2, 1999, between WLFL, Inc. (as lessee) and Capitol Broadcasting Company (as lessor), for tower space in Garner, NC.

15.                               Lease Agreement, dated December 2, 1999, between WRDC, Inc. (as lessee) and Capitol Broadcasting Company (as lessor), for tower space near Garner, NC.

16.                               Ground Lease Agreement, October 19, 1990, Auburn Tower Partnership, (comprised of Capital Broadcasting Company, Inc. and Durham Broadcasting, Inc.) Landlord, to Durham Life Broadcasting, Inc., Tenant.

17.                               Tower Space Lease Agreement, August 1, 1990, Auburn Tower Partnership, Landlord, to Durham Life Broadcasting, Inc., Tenant, as amended January 15, 1991 and July 30, 1991 (Second Amendment to Tower Space Lease by and between Auburn Tower Partnership and FSF TV, Inc., (assignee of Broadcast Merger Corporation, which was the successor by merger of Durham Life Broadcasting, Inc.).

18.                               Memorandum of Assignment of Both Ground and Tower Space Leases, July 30, 1991, Broadcast Merger Corporation to FSF TV, Inc., Wake County Register of Deeds, Book 4959, Page 0211.

19.                               Assignment of Lease, March 31, 1995, FSF TV, Inc. to Raleigh (WRDC-TV), Inc., Wake County Register of Deeds, Book 6497, Page 0139

20.                               Lease Agreement, dated October 30, 2001, between WTWC, Inc. (as lessee) and SpectraSite Broadcast Towers, Inc. (as lessor), for tower space located at coordinates Lat: 30-40-51N and Long: 083-58-21W in Metcalf, GA.

21.                               Lease Agreement, dated November 1, 2002 between WRLH, Inc. (as lessee) and Spectrasite Broadcast Towers, Inc. (as lessor) for tower and antenna space in Richmond, VA.

22.                               Lease Agreement, dated August 30, 2004 between Sinclair Properties, LLC (as lessee) and Media General Operation, Inc. (as lessor) for tower and ground space in Charleston County, SC.

23.                               Up to $42,900,000 million Credit Agreement, dated November 30, 2012 and as amended, between Deerfield Media (Baltimore), Inc., Deerfield Media (Cincinnati), Inc., Deerfield Media (Mobile), Inc., Deerfield Media (Port Arthur), Inc., Deerfield Media (Rochester), Inc., Deerfield Media (San Antonio), Inc., Deerfield Media (Reno), Inc., Deerfield Media (Harrisburg), Inc., Deerfield Media (Birmingham), Inc., and Deerfield Media (Tallahassee), Inc. (as borrowers) and various lenders (as lenders) and JP Morgan Chase Bank (as administrative agent) is guaranteed by Sinclair Broadcast Group, Inc. and Sinclair Television Group, Inc.

24.                               Up to $63,950,000 Credit Agreement (of which $22,000,000 was repaid in 2013), dated July 29, 2013 and as amended, between Cunningham Broadcasting Corporation, and its subsidiaries, and various lenders (as lenders) and JP Morgan Chase Bank (as administrative agent) is guaranteed by Sinclair Broadcast Group, Inc. and Sinclair Television Group, Inc.

25.                               Up to $6,650,000 Credit Agreement, dated October 4, 2013 and as amended, between Howard Strik Holdings, LLC, and its subsidiaries, and various lenders (as lenders) and JP Morgan Chase Bank (as administrative agent) is guaranteed by Sinclair Broadcast Group, Inc. and Sinclair Television Group, Inc.

26.                               Credit Agreement between KMTR Television, LLC and JPMorgan Chase Bank, N.A. for $1,700,000 as guaranteed by Sinclair Broadcast Group, Inc. and Sinclair Television Group, Inc.

27.                               Surety Bond in favor of the State of Tennessee in the amount of $1,372,323.

28.                               Contractors Bond in favor of Baltimore Gas & Electric Co in the amount of $6,193.

29.                               Notary Bond in favor of the Secretary of State of Nevada in the amount of $10,000.

30.                               Notary Bond in favor of the Secretary of State of Wisconsin in the amount of $500.

31.                               Notary Bond in favor of the Secretary of State of Missouri in the amount of $10,000.

32.                               Surety Bond in favor of the Main Turnpike Authority, Maine, in the amount of $5,000.

33.                               Notary Bond in favor of the Secretary of State of Wisconsin in the amount of $500.

34.                               Tower Removal Bond in favor of the Town of Otisco, New York, in the amount of $145,000.

35.                               Notary Bond in favor of the State of Washington in the amount of $10,000.

36.                               Notary Bond in favor of the State of Washington in the amount of $10,000.

37.                               Notary Bond in favor of the State of Iowa in the amount of $2,000.

38.                               Notary Bond in favor of the State of Minnesota in the amount of $2,000.

39.                               Notary Bond in favor of the State of Minnesota in the amount of $2,000.

40.                               Notary Bond in favor of the Secretary of State of Wisconsin in the amount of $500.

41.                               Contest Game Bond in favor of the State of Florida in the amount of $40,217.

42.                               Performance Bond in favor of Leon County, Florida, in the amount of $124,313.

43.                               Notary Bond in favor of the Michigan Department of State in the amount of $10,000.

44.                               Motor Vehicle Title Bond in favor of the State of Montana Motor Vehicle Division in the amount of $4,338.

45.                               Public Works Bond in favor of the City of Seattle Division of Public Works in the amount of $10,000.

46.                               Worker’s Comp Bond in favor of the State of Oregon Workers Compensation Department in the amount of $100,000.

47.                               Pension Bond in favor of the State of Washington Department of Labor and Industries in the amount of $74,618.

48.                               Existing Liabilities Bond in favor of the State of Washington Department of Labor and Industries in the amount of $492,000.

49.                               Lessee Bond in favor of the State of Idaho Department of Lands in the amount of $5,000.

50.                               Letter of Credit between Fisher Companies, Inc. and Bank of America, N.A., dated January 13, 2013, and assigned to Sinclair Television Group, Inc. on August 8, 2013 for a committed amount of $117,201.

Schedule 7.05

Dispositions

1.              Disposition of television station WHTM, Harrisburg, PA

2.              Disposition of television station WTAT, Charleston, SC

3.              Surrender of FCC License WCIV-TV, Charleston, SC

4.              Surrender of FCC License WCFT-TV, Birmingham, AL

5.              Surrender of FCC License WJSU-TV, Birmingham, AL

6.              Disposition of real property in Milwaukee at 4041 North 35th Street, Milwaukee, WI

7.              Disposition of real property in Cincinnati at 5177 Fishwick Drive, Cincinnati, OH

8.              Disposition of real property in Buffalo at 951 Whitehaven Road, Grand Island, NY

9.              Disposition of real property in Dayton at 1731 Soldiers Home Road, Dayton, OH and 2045 South Gettysburg Avenue, Dayton, OH

10.       Disposition of real property in San Antonio at 1031 Navarro Street, San Antonio, TX

Schedule 7.08(c)

Permitted Holding Company Investments

•                  Patriot Capital II - $3,000,000 unfunded commitment by Sinclair Broadcast Group, Inc. to Patriot Capital II, a small business investment company.

•                  Obey Creek - $290,320 unfunded commitment by Sinclair Investment Group, LLC to Caves Valley Partners in commercial real estate approved for a mixed use project in Chapel Hill, N.C.

•                  Security Boulevard - $322,578 unfunded commitment by Sinclair Investment Group, LLC to Caves Valley Partners in commercial real estate approved for a mixed use project in Baltimore, MD.

•                  Bay Creek South, LLC - $3,500,000 unfunded commitment by Keyser Capital, LLC in residential real estate in Cape Charles, VA, to fund operations.

•                  Sterling Ventures - $575,441, unfunded commitment by Sinclair Broadcast Group, Inc. in a venture capital limited partnership.

•                  Annapolis Neck Road - $96,774 unfunded commitment by Sinclair Investment Group, LLC to Caves Valley Partners in residential real estate in Annapolis, MD.

•                  Ridgley- $129,032 unfunded commitment by Sinclair Investment Group, LLC to Caves Valley Partners, in residential real estate held for development and sale in Cecil County, MD.

•                  Patriot Capital III - $7,000,000 unfunded commitment by Keyser Capital, LLC to Patriot Capital III, a small business investment company.

•                  Towson Row, LLC - $5,250,000 unfunded commitment by Sinclair Broadcast Group, Inc., mixed use development in Towson, MD.

•                  New Breedan 540 unit apartment building deal (Waypoint) for $11,000,000, in Virginia Beach, VA.

Investments to be made when called.

Schedule 7.10

Restrictive Agreements

1.                                      Indenture dated as of October 4, 2010, by and among Sinclair Television Group, Inc. (as issuer), Sinclair Broadcast Group, Inc. and certain of its subsidiaries as guarantors and U.S. Bank National Association (as trustee) relating to 8.375% Senior Subordinated Notes due 2018.

2.                                      Indenture dated as of October 12, 2012, by and among Sinclair Television Group, Inc. (as issuer), Sinclair Broadcast Group, Inc. and certain of its subsidiaries as guarantors and U.S. Bank National Association (as trustee) relating to 6.125% Senior Subordinated Notes due 2022.

3.                                      Indenture dated as of April 2, 2013, by and among Sinclair Television Group, Inc. (as issuer), Sinclair Broadcast Group, Inc. and certain of its subsidiaries as guarantors and U.S. Bank National Association (as trustee) relating to 5.375% Senior Subordinated Notes due 2021.

4.                                      Indenture dated as of October 11, 2013, by and among Sinclair Television Group, Inc. (as issuer), Sinclair Broadcast Group, Inc. and certain of its subsidiaries as guarantors and U.S. Bank National Association (as trustee) relating to 6.375% Senior Subordinated Notes due 2021.

5.                                      Indenture dated as of July 23, 2014, by and among Sinclair Television Group, Inc. (as issuer), Sinclair Broadcast Group, Inc. and certain of its subsidiaries as guarantors and U.S. Bank National Association (as trustee) relating to 5.625% Senior Subordinated Notes due 2024.

EXHIBIT A

[RESERVED]

Annex 8 to Security Agreement

2

EXHIBIT B-1

[FORM OF BORROWER SUBSIDIARY JOINDER AGREEMENT]

BORROWER SUBSIDIARY JOINDER AGREEMENT

JOINDER AGREEMENT dated as of [          ] by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR], a [            ] [            ] (the “Additional Subsidiary Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Sinclair Television Group, Inc., the Guarantors referred to therein, the Lenders party thereto from time to time and the Administrative Agent, are parties to the Sixth Amended and Restated Credit Agreement dated as of July 31, 2014 (as modified and supplemented and in effect from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the Collateral and Guarantee Requirement, the Additional Subsidiary Guarantor hereby agrees to become a “Subsidiary Guarantor” for all purposes of the Credit Agreement, and an “Obligor” for all purposes of the Security Agreement and hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Subsidiary Guarantors contained in the Credit Agreement and the Obligors in the Security Agreement.  Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Guarantors, guarantees to each of the Secured Parties and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 3.01 of the Credit Agreement) in the same manner and to the same extent as is provided in Article III of the Credit Agreement.  In addition, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth in Sections 4.01, 4.02, 4.03, 4.17 and 4.18 of the Credit Agreement, and in Section 2 of the Security Agreement, with respect to itself and its obligations under this Agreement and the other Loan Documents, as if each reference in such Sections to the Loan Documents included reference to this Agreement.

The Additional Subsidiary Guarantor has attached hereto (i) Schedule 1 that supplements Schedule 4.17 to the Credit Agreement and (ii) Schedule 2 that supplements Annexes 1 through 11 to the Security Agreement and certifies, as of the date hereof, that the supplemental information set forth therein has been prepared by the Additional Subsidiary Guarantor in substantially the form of the equivalent Schedules to the Credit Agreement and the Annexes to the Security Agreement, respectively, and is complete and correct in all material respects.

The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions required pursuant to the Collateral and Guarantee Requirement to the Lenders and the Administrative Agent.

The address of the Additional Subsidiary Guarantor for purposes of all notices, other communications and service of process under the Loan Documents is the address set forth on the signature page hereto or such other address as the Additional Subsidiary Guarantor may from time to time notify the Administrative Agent in writing from time to time (or, if no address is set forth below or otherwise so notified to the Administrative Agent, such address for notices of the Borrower as provided in the Credit Agreement).

This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.  This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

[NAME OF ADDITIONAL SUBSIDIARY
GUARANTOR]

By
Name:
Title:

[Address for Notices:

[ ]]

Accepted and agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By
Name:
Title:

2

SCHEDULE 1

to Borrower Subsidiary Joinder Agreement

Supplements to Schedules to Credit Agreement

Schedule 4.17

[To be completed]

SCHEDULE 2

to Borrower Subsidiary Joinder Agreement

Supplements to Annexes to Security Agreement

Annex 1

[To be completed; if no supplemental information, enter “None”]

Annex 2

[To be completed; if no supplemental information, enter “None”]

Annex 3

[To be completed; if no supplemental information, enter “None”]

Annex 4

[To be completed; if no supplemental information, enter “None”]

Annex 5

[To be completed; if no supplemental information, enter “None”]

Annex 6

[To be completed; if no supplemental information, enter “None”]

Annex 7

[To be completed; if no supplemental information, enter “None”]

Annex 8

[To be completed; if no supplemental information, enter “None”]

Annex 9

[To be completed; if no supplemental information, enter “None”]

Annex 10

[To be completed; if no supplemental information, enter “None”]

Annex 11

[To be completed; if no supplemental information, enter “None”]

EXHIBIT B-2

[FORM OF SBG SUBSIDIARY JOINDER AGREEMENT]

SBG SUBSIDIARY JOINDER AGREEMENT

JOINDER AGREEMENT dated as of [          ] by [NAME OF ADDITIONAL SBG SUBSIDIARY GUARANTOR], a [            ] [          ] (the “Additional SBG Subsidiary Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Sinclair Television Group, Inc., the Guarantors referred to therein, the Lenders party thereto from time to time and the Administrative Agent, are parties to the Sixth Amended and Restated Credit Agreement dated as of July 31, 2014 (as modified and supplemented and in effect from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the Collateral and Guarantee Requirement and Section 6.10 of the Credit Agreement, the Additional SBG Subsidiary Guarantor hereby agrees to become a “SBG Subsidiary Guarantor” for all purposes of the Credit Agreement, and an “Obligor” for all purposes of the Security Agreement and hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the SBG Subsidiary Guarantors and the Guarantors contained in the Credit Agreement and the Obligors in the Security Agreement.  Without limiting the foregoing, the Additional SBG Subsidiary Guarantor hereby, jointly and severally with the other Guarantors, guarantees to each of the Secured Parties and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 3.01 of the Credit Agreement) in the same manner and to the same extent as is provided in Article III of the Credit Agreement.  In addition, the Additional SBG Subsidiary Guarantor hereby makes the representations and warranties set forth in Sections 4.01, 4.02, 4.03, 4.17 and 4.18 of the Credit Agreement, and in Section 2 of the Security Agreement, with respect to itself and its obligations under this Agreement and the other Loan Documents, as if each reference in such Sections to the Loan Documents included reference to this Agreement.

Each of the Additional SBG Subsidiary Guarantor, the Holding Company and the Borrower represents and warrants that, as of the date hereof, immediately before and after giving effect to such designation, no Default shall have occurred or be continuing.

The Additional SBG Subsidiary Guarantor has attached hereto (i) Schedule 1 that supplements Schedule 4.17 to the Credit Agreement and (ii) Schedule 2 that supplements Annexes 1 through 11 to the Security Agreement and certifies, as of the date hereof, that the supplemental information set forth therein has been prepared by the Additional SBG Subsidiary Guarantor in substantially the form of the equivalent Schedules to the Credit Agreement and the Annexes to the Security Agreement, respectively, and is complete and correct in all material respects.

The Additional SBG Subsidiary Guarantor hereby instructs its counsel to deliver the opinions required pursuant to the Collateral and Guarantee Requirement and Section 6.10(a) of the Credit Agreement to the Lenders and the Administrative Agent.

The address of the Additional SBG Subsidiary Guarantor for purposes of all notices, other communications and service of process under the Loan Documents is the address set forth on the signature page hereto or such other address as the Additional SBG Subsidiary Guarantor may from time to time notify the Administrative Agent in writing from time to time (or, if no address is set forth below or otherwise so notified to the Administrative Agent, such address for notices of the Holding Company as provided in the Credit Agreement).

This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.  This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Additional SBG Subsidiary Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

[NAME OF SBG SUBSIDIARY
GUARANTOR]

By
Name:
Title:

[Address for Notices:

[ ]]

SINCLAIR TELEVISION GROUP, INC.

By
Name:
Title:

SINCLAIR BROADCAST GROUP, INC.

By
Name:
Title:

Accepted and agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By
Name:
Title:

2

SCHEDULE 1

to SBG Subsidiary Joinder Agreement

Supplements to Schedules to Credit Agreement

Schedule 4.17

[To be completed]

SCHEDULE 2

to SBG Subsidiary Joinder Agreement

Supplements to Annexes to Security Agreement

Annex 1

[To be completed; if no supplemental information, enter “None”]

Annex 2

[To be completed; if no supplemental information, enter “None”]

Annex 3

[To be completed; if no supplemental information, enter “None”]

Annex 4

[To be completed; if no supplemental information, enter “None”]

Annex 5

[To be completed; if no supplemental information, enter “None”]

Annex 6

[To be completed; if no supplemental information, enter “None”]

Annex 7

[To be completed; if no supplemental information, enter “None”]

Annex 8

[To be completed; if no supplemental information, enter “None”]

Annex 9

[To be completed; if no supplemental information, enter “None”]

Annex 10

[To be completed; if no supplemental information, enter “None”]

Annex 11

[To be completed; if no supplemental information, enter “None”]

EXHIBIT C

[FORM OF ASSIGNMENT AND ASSUMPTION]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [            ] (the “Assignor”) and the entity listed below as “Assignee” (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below  (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender](2)]

3.	Borrower:	Sinclair Television Group, Inc.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:

Sixth Amended and Restated Credit Agreement dated as of July 31, 2014 between Sinclair Television Group, Inc., the Guarantors party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

6.	Assigned Interest:

(2)  Select if applicable; otherwise delete.

Facility Assigned	Aggregate Amount of Commitments/Loans for all Lenders in such Class	Amount of Commitments/Loans Assigned	Percentage Assigned of Commitments/Loans(3)
Tranche A Term Loan	$	$	%
Delayed Draw Tranche A Term Loan
Tranche B Term Loan
Incremental Tranche B-1 Term Loan
Revolving Loan	$	$	%

Effective Date:                                    , 20[    ].

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[Accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By
Title:

Accepted:

SINCLAIR TELEVISION GROUP, INC.

By
Title:](4)

(3)  Set forth, to at least 9 decimals, as a percentage of the Commitments/Loans of all Lenders thereunder.

(4)  Insert only for new Lenders

2

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1   Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued up to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.  General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by email or telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT D

[RESERVED]

EXHIBIT E

[RESERVED]

EXHIBIT F

[RESERVED]

EXHIBIT G-1

[FORM OF TERM LOAN LENDER ADDENDUM]

Reference is made to the Sixth Amended and Restated Credit Agreement dated as of July 31, 2014 (the “Credit Agreement”) among Sinclair Television Group, Inc., Sinclair Broadcast Group, Inc. and certain subsidiaries thereof as guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent thereunder.  Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

Upon execution and delivery of this Term Loan Lender Addendum by the undersigned, the undersigned hereby agrees:

(A) (i) to the terms of the Credit Agreement and (ii) to become a party thereto as an Incremental Tranche B-1 Term Loan Lender; and

(B) as of the Sixth Restatement Effective Date to make an Incremental Tranche B-1 Term Loan Commitment in an amount set forth opposite its name on Schedule 1.01(b) of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Term Loan Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this        day of July, 2014.

[Remainder of Page Left Intentionally Blank]

ROYAL BANK OF CANADA, as the Incremental Tranche B-1 Term Loan Lender

By:
Name:
Title:

[Sinclair Television Group, Inc. – Signature Page to Term Lender Addendum]

EXHIBIT G-2

[FORM OF REVOLVING LENDER ADDENDUM]

Reference is made to the Sixth Amended and Restated Credit Agreement dated as of July 31, 2014 (the “Credit Agreement”) among Sinclair Television Group, Inc., Sinclair Broadcast Group, Inc. and certain subsidiaries thereof as guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent thereunder.  Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

Upon execution and delivery of this Revolving Lender Addendum by the undersigned, the undersigned hereby agrees:

(A) (i) to the terms of the Credit Agreement and (ii) to become a party thereto as a Converting Tranche A Term Loan Lender and a Revolving Lender; and

(B) as of the Sixth Restatement Effective Date, to convert its [Tranche A Term Loans] [Tranche A Term Loan Commitments] [Delayed Draw Tranche A Term Loans] [Delayed Draw Tranche A Term Loan Commitments] (as defined in the Existing Credit Agreement) into Revolving Loans in an aggregate principal amount equal to $                                                      .

IN WITNESS WHEREOF, the parties hereto have caused this Revolving Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this        day of July, 2014.

[Remainder of Page Left Intentionally Blank]

[NAME OF LENDER], as a Converting Tranche A Term Loan Lender

By:
Name:
Title:

[Sinclair Television Group, Inc. – Signature Page to Revolving Lender Addendum]

EXHIBIT H

[FORM OF ELECTION NOTICE]

ELECTION NOTICE

[                 ], 20[    ]

This Election Notice is delivered pursuant to the Sixth Amended and Restated Credit Agreement, dated as of July 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sinclair Television Group, Inc. (the “Borrower”),  the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Borrower hereby notifies the Administrative Agent pursuant to Section 2.21 of the Credit Agreement that the optional prepayment to be made as of the date hereof pursuant to Section 2.21(a) of the Credit Agreement is in satisfaction of the requirements of the second sentence of Section 2.21(a) of the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Election Notice to be executed and delivered by a duly authorized officer on the date first above written.

SINCLAIR TELEVISION GROUP, INC.

By:
Name:
Title:

[Signature Page to Election Notice]